GG8 - $4.3B New Issue CMBS - New Issue Announcement (external)
Joint-Lead Bookrunning Managers: RBS Greenwich Capital, Goldman Sachs
Co-Managers: BOA / CS / MS / Wach

Class      Size($mm)    Ftch/Mdy       C/S     WAL       Window      Px Guid

A1          72.750      AAA/Aaa      30.000%   2.88    11/06-07/11     TBD
A2         941.100      AAA/Aaa      30.000%   4.82    07/11-10/11     TBD
A3          52.875      AA/Aaa       30.000%   6.94    10/13-10/13     TBD
AAB        116.850      AAA/Aaa      30.000%   7.22    10/11-11/15     TBD
A4       1,653.262      AAA/Aaa      30.000%   9.73    11/15-09/16     TBD
A1A        196.179      AAA/Aaa      30.000%   8.86    11/06-09/16     TBD
AM         433.288      AAA/Aaa      20.000%   9.86    09/16-09/16     TBD
AJ         308.717      AAA/Aaa      12.875%   9.93    09/16-10/16     TBD
B           27.081      AA+/Aa1      12.250%   9.94    10/16-10/16     TBD
C           54.161      AA/Aa2       11.000%   9.94    10/16-10/16     TBD
D           37.913      AA-/Aa3      10.125%   9.94    10/16-10/16     TBD
E           37.912      A+/A1         9.250%   9.94    10/16-10/16     TBD
F           43.329      A/A2          8.250%   9.94    10/16-10/16     TBD

Collateral:
- 165 loans / 184 properties
- Top 10 loans: 37.0%
- 8.7% Investment Grade Shadow Rated Loans

Property Types:
- Office 52.7%, Retail 31.1%, Hospitality 5.4%, Industrial 5.3%,
Multifamily 4.6%

Geography:
- CA: 14.5%, NY: 13.0%, IL: 8.1%, FL: 7.6%, MA: 6.4%, TX: 6.4%

Expected Timing:
Red - electronic / hard copy October 10th
Launch/Price - late week of October 9th / early week of October 16th Settlement
- October 31st

Roadshow Timing:
                     Team 1                 Team 2

Fri     10.06       NY/NJ/CT                N/A

Tue     10.10       Hartford Bfst           NY/NJ/CT
                    Boston Lunch

                    ***Global Investor Conference Call***

Wed     10.11       NY/NJ/CT                Minnesota Bfst
                                            Chicago

Thur    10.12       NY/NJ/CT/Conf Calls     NY/NJ/CT/Conf Calls

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED
SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the
"Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC website at
www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the
underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE
E-MAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING
TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN
OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND
MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT
APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS,
DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF
THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material.
Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.

                                       GG8

                      Structural and Collateral Term Sheet
                          $3,975,417,000 (Approximate)

                      GS MORTGAGE SECURITIES TRUST 2006-GG8
                                AS ISSUING ENTITY

                      GS MORTGAGE SECURITIES CORPORATION II
                                  AS DEPOSITOR

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-GG8

                   Greenwich Capital Financial Products, Inc.
                         Goldman Sachs Mortgage Company
                       Mortgage Loan Sellers and Sponsors

                       Wachovia Bank, National Association
                                 Master Servicer

                         CWCapital Asset Management LLC
                                Special Servicer

                                 October 5, 2006

   IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED
                                   SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

[LOGO] RBS Greenwich Capital                                GOLDMAN, SACHS & CO.

                          Co-Lead Bookrunning Managers

BANC OF AMERICA SECURITIES LLC                                     CREDIT SUISSE
MORGAN STANLEY                                               WACHOVIA SECURITIES

GSMSC 2006-GG8
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

                                                                                                              ASSUMED
                                                                   APPROX. % OF   WEIGHTED                     FINAL
                            APPROX. CERTIFICATE   APPROX. CREDIT   CUT-OFF DATE   AVERAGE     PRINCIPAL     DISTRIBUTION
  CLASS   FITCH   MOODY'S         BALANCE           SUPPORT (1)      BALANCE      LIFE (2)    WINDOW (2)      DATE (2)     RATE TYPE
------------------------------------------------------------------------------------------------------------------------------------

A-1 (6)    AAA      Aaa          $72,750,000          30.000%          1.679%       2.88     11/06 - 07/11     07/11        (5)
------------------------------------------------------------------------------------------------------------------------------------
A-2 (6)    AAA      Aaa         $941,100,000          30.000%         21.720%       4.82     07/11 - 10/11     10/11        (5)
------------------------------------------------------------------------------------------------------------------------------------
A-3 (6)    AAA      Aaa          $52,875,000          30.000%          1.220%       6.94     10/13 - 10/13     10/13        (5)
------------------------------------------------------------------------------------------------------------------------------------
A-AB (6)   AAA      Aaa         $116,850,000          30.000%          2.697%       7.22     10/11 - 11/15     11/15        (5)
------------------------------------------------------------------------------------------------------------------------------------
A-4 (6)    AAA      Aaa       $1,653,262,000          30.000%         38.156%       9.73     11/15 - 09/16     09/16        (5)
------------------------------------------------------------------------------------------------------------------------------------
A-1A (6)   AAA      Aaa         $196,179,000          30.000%          4.528%       8.86     11/06 - 09/16     09/16        (5)
------------------------------------------------------------------------------------------------------------------------------------
A-M        AAA      Aaa         $433,288,000          20.000%         10.000%       9.86     09/16 - 09/16     09/16        (5)
------------------------------------------------------------------------------------------------------------------------------------
A-J        AAA      Aaa         $308,717,000          12.875%          7.125%       9.93     09/16 - 10/16     10/16        (5)
------------------------------------------------------------------------------------------------------------------------------------
B          AA+      Aa1          $27,081,000          12.250%          0.625%       9.94     10/16 - 10/16     10/16        (5)
------------------------------------------------------------------------------------------------------------------------------------
C           AA      Aa2          $54,161,000          11.000%          1.250%       9.94     10/16 - 10/16     10/16        (5)
------------------------------------------------------------------------------------------------------------------------------------
D          AA-      Aa3          $37,913,000          10.125%          0.875%       9.94     10/16 - 10/16     10/16        (5)
------------------------------------------------------------------------------------------------------------------------------------
E           A+      A1           $37,912,000           9.250%          0.875%       9.94     10/16 - 10/16     10/16        (5)
------------------------------------------------------------------------------------------------------------------------------------
F           A       A2           $43,329,000           8.250%          1.000%       9.94     10/16 - 10/16     10/16        (5)
------------------------------------------------------------------------------------------------------------------------------------

NON - OFFERED CERTIFICATES

                                                                                                              ASSUMED
                            APPROX. CERTIFICATE                    APPROX. % OF   WEIGHTED                     FINAL
                             BALANCE / NOTIONAL   APPROX. CREDIT   CUT-OFF DATE   AVERAGE     PRINCIPAL     DISTRIBUTION
  CLASS   FITCH   MOODY'S         AMOUNT             SUPPORT         BALANCE      LIFE (2)    WINDOW (2)      DATE (2)     RATE TYPE
------------------------------------------------------------------------------------------------------------------------------------

G (3)       A-       A3          $54,161,000          7.000%          1.250%        9.94     10/16 - 10/16     10/16        (5)
------------------------------------------------------------------------------------------------------------------------------------
H (3)      BBB+     Baa1         $48,745,000          5.875%          1.125%        9.94     10/16 - 10/16     10/16        (5)
------------------------------------------------------------------------------------------------------------------------------------
J (3)      BBB      Baa2         $54,161,000          4.625%          1.250%        9.94     10/16 - 10/16     10/16        (5)
------------------------------------------------------------------------------------------------------------------------------------
K (3)      BBB-     Baa3         $43,329,000          3.625%          1.000%        9.94     10/16 - 10/16     10/16        (5)
------------------------------------------------------------------------------------------------------------------------------------
L (3)      BB+       Ba1         $27,080,000          3.000%          0.625%        9.94     10/16 - 10/16     10/16        (5)
------------------------------------------------------------------------------------------------------------------------------------
M (3)       BB       Ba2         $16,249,000          2.625%          0.375%        9.94     10/16 - 10/16     10/16        (5)
------------------------------------------------------------------------------------------------------------------------------------
N (3)      BB-       Ba3         $16,248,000          2.250%          0.375%       10.02     10/16 - 11/16     11/16        (5)
------------------------------------------------------------------------------------------------------------------------------------
O (3)       B+       B1          $10,832,000          2.000%          0.250%       10.03     11/16 - 11/16     11/16        (5)
------------------------------------------------------------------------------------------------------------------------------------
P (3)       B        B2          $10,832,000          1.750%          0.250%       10.03     11/16 - 11/16     11/16        (5)
------------------------------------------------------------------------------------------------------------------------------------
Q (3)       B-       B3          $16,249,000          1.375%          0.375%       10.03     11/16 - 11/16     11/16        (5)
------------------------------------------------------------------------------------------------------------------------------------
S (3)       NR       NR          $59,577,299          0.000%          1.375%       10.03     11/16 - 11/16     11/16        (5)
------------------------------------------------------------------------------------------------------------------------------------
X (3,4)    AAA       Aaa      $4,332,880,299           N/A              N/A         N/A          N/A            N/A         (4)
------------------------------------------------------------------------------------------------------------------------------------

(1)   The credit support percentages set forth for the class A-1, class A-2, class A-3, class A-AB, class A-4 and class A-1A certificates are represented in the aggregate.

(2)   As of the cut-off date, the weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates and the other assumptions set forth under "YIELD AND MATURITY
      CONSIDERATIONS - Yield Considerations" in the prospectus supplement.

(3)   Not offered hereby. Any information provided in this term sheet regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(4)   The class X certificates will not have a certificate balance and their holders will not receive distributions of principal, but these holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the class X certificates as described in the prospectus supplement.

(5)   For any distribution date, the pass-through rates on the class A-1, class
      A-2, class A-3, class A-AB, class A-4, class A-1A, class A-M class A-J, class B, class C, class D, class E, class F, class G, class H, class J, class K, class L, class M, class N, class O, class P, class Q and class S certificates will equal one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted if necessary to accrue on the basis of a 360-day year consisting of twelve
      30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the rate specified in clause (ii) or (iv) the rate specified in clause (ii) less a specified percentage.

(6)   For purposes of making distributions on the class A-1, class A-2, class
      A-3, class A-AB, class A-4 and class A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, loan group 1 and loan group 2. As of the cut-off date, loan group 1 will consist of 147 mortgage loans, representing approximately 95.5% of the aggregate principal balance of the pool of mortgage loans. As of the cut-off date, loan group 2 will consist of 14 mortgage loans, representing approximately 4.5% of the aggregate principal balance of the pool of mortgage loans. As of the cut-off date, loan group 2 will include approximately 97.5% of all the mortgage loans secured by multifamily properties.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                      - 2 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS (1)                                       TOTAL POOL        LOAN GROUP 1 (4)      LOAN GROUP 2 (5)

Initial mortgage pool balance ...............................   $4,332,880,300        $4,136,700,969          $196,179,331
Number of mortgage loans ....................................              161                   147                    14
Number of mortgaged properties ..............................              179                   165                    14
Percentage of investment grade shadow rated loans (2) .......             8.8%                  9.2%                  0.0%
Weighted average underwritten debt service coverage ratio (3)            1.33x                 1.33x                 1.23x
Weighted average cut-off date loan-to-value ratio ...........            71.8%                 71.6%                 74.9%
Average cut-off date principal balance ......................      $26,912,300           $28,140,823           $14,012,809
Weighted average mortgage interest rate (3) .................           6.237%                6.237%                6.226%
Loans with single tenant percentage .........................            11.3%                 11.8%                  0.0%

(1)   Unless otherwise noted, references in this term sheet include the pari passu companion loan in the trust secured by the Fair Lakes Office Park
      Loan, do not include the related pari passu companion loan that is outside the trust nor, with respect to these or any other mortgage loans in a split loan structure, any related subordinate companion loan.

(2)   The One Beacon Street and Village of Merrick Park are investment grade loans. Fitch and Moody's have confirmed that these loans, in the context of their inclusion in the trust, have credit characteristics consistent with that of an obligation rated investment grade.

(3)   With respect to the mortgage loan secured by the 222 South Riverside Plaza
      Property, which has an interest rate of 5.750% through June 5, 2008 and then steps up to 6.191% for the remainder of the term of the mortgage loan, information with respect to the interest rate on the mortgage loan
      (including without limitation for purposes of calculating the weighted average mortgage interest rates) is presented in this term sheet as if the mortgage loan pays at its highest rate throughout the life of the loan
      (6.191%) unless otherwise noted. With respect to the mortgage loan secured by the 11450 Technology Circle Property which is comprised of a $6,495,429 note and a $2,941,090 note, having interest rates of 7.500% and 8.580%, respectively, the interest rate presented in this term sheet with respect to the 11450 Technology Circle Property (included without limitation for purposes of calculating the weighted average mortgage interest rate) is a weighted average rate of the two notes and their respective interest rates.

(4)   Loan Group 1 consists of 146 non-multifamily loans and 1 multifamily loan.

(5)   Loan Group 2 consists of 14 multifamily loans.

--------------------------------------------------------------------------------
TEN LARGEST LOANS

                                                % OF
                                 CUT-OFF      INITIAL
                                   DATE       MORTGAGE                PROPERTY
                                PRINCIPAL       POOL     PROPERTY      SIZE     LOAN BALANCE        CUT-OFF DATE    SHADOW RATINGS
         LOAN NAME             BALANCE ($)    BALANCE      TYPE      SF / ROOM  PER SF/ROOM   DSCR  LTV RATIO (%)  (FITCH / MOODY'S)
------------------------------------------------------------------------------------------------------------------------------------

One Beacon Street (1)         $  210,000,000    4.8%       Office    1,017,168       $206    1.96x     48.4%         BBB- / Baa3
222 South Riverside Plaza        202,000,000    4.7        Office    1,184,432       $171    1.20x     73.1%
Pointe South Mountain Resort     190,000,000    4.4     Hospitality        640   $296,875    1.21x     77.2%
1441 Broadway                    183,000,000    4.2        Office      470,563       $389    1.29x     74.7%
Village of Merrick Park (1)      169,677,544    3.9        Retail      488,554       $347    1.51x     57.1%         BBB- / Baa3
CA Headquarters                  165,643,200    3.8        Office      778,370       $213    1.27x     78.1%
The Alhambra                     130,000,000    3.0        Office      846,541       $154    1.39x     68.1%
1410 Broadway                    125,000,000    2.9        Office      358,450       $349    1.24x     74.9%
CityWest                         121,000,000    2.8        Office      749,266       $161    1.15x     78.1%
Fair Lakes Office Park           116,550,000    2.7        Office    1,250,842       $207    1.29x     68.6%
                              --------------   ----
TOTAL/WTD. AVG.               $1,612,870,744   37.2%                                         1.37X     69.2%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Fitch and Moody's have confirmed that this loan, in the context of its inclusion in the trust, has credit characteristics consistent with that of an obligation rated investment grade.

PROPERTY TYPES

                   NUMBER OF MORTGAGED   AGGREGATE CUT-OFF DATE    % OF INITIAL MORTGAGE                     WTD. AVG. CUT-OFF DATE
PROPERTY TYPE           PROPERTIES       PRINCIPAL BALANCE ($)         POOL BALANCE         WTD. AVG. DSCR       LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

Office                        57            $2,268,747,690                 52.4%                1.34x                71.4%
Retail                        82             1,356,490,357                 31.3                 1.33x                70.8%
Hospitality                    5               237,054,812                  5.5                 1.24x                77.2%
Industrial                    14               229,456,304                  5.3                 1.30x                73.5%
Multifamily                   15               201,179,331                  4.6                 1.23x                74.2%
Self-Storage                   6                39,951,807                  0.9                 1.24x                68.3%
                            ----            --------------               ------
TOTAL/WTD. AVG.              179            $4,332,880,300                100.0%                1.33X                71.8%
------------------------------------------------------------------------------------------------------------------------------------

PROPERTY LOCATIONS

                   NUMBER OF MORTGAGED   AGGREGATE CUT-OFF DATE    % OF INITIAL MORTGAGE                     WTD. AVG. CUT-OFF DATE
PROPERTY LOCATION       PROPERTIES       PRINCIPAL BALANCE ($)         POOL BALANCE         WTD. AVG. DSCR       LTV RATIO (%)
------------------------------------------------------------------------------------------------------------------------------------

California                    27            $  632,456,161                 14.6%                1.33x                68.7%
New York                      12               567,535,214                 13.1                 1.29x                75.7%
Illinois                      10               351,430,147                  8.1                 1.22x                75.3%
Florida                       11               332,944,378                  7.7                 1.36x                66.8%
Massachusetts                  4               281,215,000                  6.5                 1.78x                55.5%
Texas                         13               279,880,169                  6.5                 1.26x                75.5%
Arizona                        6               236,290,000                  5.5                 1.28x                74.9%
Missouri                       4               184,215,827                  4.3                 1.38x                73.3%
Washington                     3               181,250,000                  4.2                 1.35x                75.7%
Other (1)                     89             1,285,663,404                 29.7                 1.28x                73.2%
                            ----            --------------               ------
TOTAL/WTD. AVG.              179            $4,332,880,300                100.0%                1.33X                71.8%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Includes 24 states and the District of Columbia.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                      - 3 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

DISTRIBUTION OF CUT-OFF DATE PRINCIPAL BALANCE

-------------------------------------------------------------------------------------------------------
                                                                                     PERCENTAGE OF
                                        NUMBER OF                               AGGREGATE CUT-OFF DATE
RANGE OF CUT-OFF DATE BALANCES ($)    MORTGAGE LOANS    CUT-OFF DATE BALANCE            BALANCE
-------------------------------------------------------------------------------------------------------

1,000,000 - 2,499,999                        7            $    13,909,814                 0.3%
2,500,000 - 4,999,999                       18                 72,169,809                 1.7
5,000,000 - 6,999,999                       27                159,786,074                 3.7
7,000,000 - 9,999,999                       24                198,040,971                 4.6
10,000,000 - 14,999,999                     21                255,890,773                 5.9
15,000,000 - 19,999,999                     20                352,687,060                 8.1
20,000,000 - 39,999,999                     18                503,214,485                11.6
40,000,000 - 59,999,999                      6                302,785,570                 7.0
60,000,000 - 69,999,999                      2                127,200,000                 2.9
70,000,000 - 89,999,999                      3                240,275,000                 5.5
90,000,000 - 109,999,999                     4                382,000,000                 8.8
110,000,000 - 149,999,999                    5                604,600,000                14.0
150,000,000 - 210,000,000                    6              1,120,320,744                25.9
                                           ---            ---------------               -----
  TOTAL                                    161            $ 4,332,880,300               100.0%
-------------------------------------------------------------------------------------------------------

DISTRIBUTION OF DSCR

-------------------------------------------------------------------------------------------------------
                                                                                     PERCENTAGE OF
                                        NUMBER OF                               AGGREGATE CUT-OFF DATE
RANGE OF DSCR (X)                     MORTGAGE LOANS    CUT-OFF DATE BALANCE            BALANCE
-------------------------------------------------------------------------------------------------------

1.07 - 1.14                                  7            $   191,116,000                 4.4%
1.15 - 1.19                                 36                636,107,967                14.7
1.20 - 1.29                                 55              1,851,566,219                42.7
1.30 - 1.39                                 30                722,034,899                16.7
1.40 - 1.49                                 16                289,704,147                 6.7
1.50 - 1.59                                  6                305,827,580                 7.1
1.60 - 1.69                                  3                 77,600,000                 1.8
1.70 - 1.79                                  1                  6,000,000                 0.1
1.80 - 1.98                                  4                225,323,488                 5.2
1.99 - 2.28                                  2                 12,100,000                 0.3
2.29 - 3.09                                  1                 15,500,000                 0.4
                                           ---            ---------------               -----
  TOTAL                                    161            $ 4,332,880,300               100.0%
-------------------------------------------------------------------------------------------------------

DISTRIBUTION OF AMORTIZATION TYPE

-------------------------------------------------------------------------------------------------------
                                                                                     PERCENTAGE OF
                                        NUMBER OF                               AGGREGATE CUT-OFF DATE
AMORTIZATION TYPE                     MORTGAGE LOANS    CUT-OFF DATE BALANCE            BALANCE
-------------------------------------------------------------------------------------------------------

Interest Only                               41            $ 1,965,244,200                45.4%
Interest Only, Then Amortizing              89              1,920,732,967                44.3
Amortizing                                  31                446,903,133                10.3
                                           ---            ---------------               -----
  TOTAL                                    161            $ 4,332,880,300               100.0%
-------------------------------------------------------------------------------------------------------

DISTRIBUTION OF LOCKBOXES

-------------------------------------------------------------------------------------------------------
                                                                                     PERCENTAGE OF
                                        NUMBER OF                               AGGREGATE CUT-OFF DATE
LOCKBOX TYPE                          MORTGAGE LOANS    CUT-OFF DATE BALANCE            BALANCE
-------------------------------------------------------------------------------------------------------

Hard                                        49            $ 2,783,264,655                64.2%
Soft                                        17            $   604,168,000                13.9%
-------------------------------------------------------------------------------------------------------

DISTRIBUTION OF LTV RATIOS AT CUT-OFF DATE

-------------------------------------------------------------------------------------------------------
                                                                                     PERCENTAGE OF
                                        NUMBER OF                               AGGREGATE CUT-OFF DATE
RANGE OF LTV (%)                      MORTGAGE LOANS    CUT-OFF DATE BALANCE            BALANCE
-------------------------------------------------------------------------------------------------------

32.60 - 50.00                                6            $   240,696,820                 5.6%
50.01 - 60.00                               11                275,530,181                 6.4
60.01 - 65.00                               14                193,513,036                 4.5
65.01 - 70.00                               24                695,483,152                16.1
70.01 - 75.00                               38              1,089,841,446                25.2
75.01 - 80.00                               62              1,674,145,664                38.6
80.01 - 81.30                                6                163,670,000                 3.8
                                           ---            ---------------               -----
  TOTAL                                    161            $ 4,332,880,300               100.0%
-------------------------------------------------------------------------------------------------------

DISTRIBUTION OF MORTGAGE INTEREST RATE (%)

-------------------------------------------------------------------------------------------------------
                                                                                     PERCENTAGE OF
                                        NUMBER OF                               AGGREGATE CUT-OFF DATE
RANGE OF MORTGAGE RATES (%)           MORTGAGE LOANS    CUT-OFF DATE BALANCE            BALANCE
-------------------------------------------------------------------------------------------------------

5.300% - 5.600%                              4            $   120,544,718                 2.8%
5.601% - 5.900%                             28                836,903,114                19.3
5.901% - 6.000%                             14                205,499,147                 4.7
6.001% - 6.250%                             61              1,570,577,742                36.2
6.251% - 6.500%                             29                721,477,316                16.7
6.501% - 6.750%                             13                431,104,895                 9.9
6.751% - 8.090%                             12                446,773,368                10.3
                                           ---            ---------------               -----
  TOTAL                                    161            $ 4,332,880,300               100.0%
-------------------------------------------------------------------------------------------------------

DISTRIBUTION OF ORIGINAL TERMS TO MATURITY

-------------------------------------------------------------------------------------------------------
                                                                                     PERCENTAGE OF
RANGE OF ORIGINAL TERMS TO              NUMBER OF                               AGGREGATE CUT-OFF DATE
MATURITY (MOS)                        MORTGAGE LOANS    CUT-OFF DATE BALANCE            BALANCE
-------------------------------------------------------------------------------------------------------

57 - 60                                     15            $   982,480,489                22.7%
61 - 119(1)                                  3                 69,311,519                 1.6
120 - 120                                  143              3,281,088,291                75.7
                                           ---            ---------------               -----
  TOTAL                                    161            $ 4,332,880,300               100.0%
-------------------------------------------------------------------------------------------------------

(1) The mortgage loan secured by the 11450 Technology Circle Property is comprised of a $6,495,429 note that had an original term of 120 months and a
$2,941,090 note that had an original term of 102 months.

DISTRIBUTION OF REMAINING TERMS TO MATURITY

-------------------------------------------------------------------------------------------------------
                                                                                     PERCENTAGE OF
RANGE OF REMAINING TERMS TO             NUMBER OF                               AGGREGATE CUT-OFF DATE
MATURITY (MOS)                        MORTGAGE LOANS    CUT-OFF DATE BALANCE            BALANCE
-------------------------------------------------------------------------------------------------------

33 - 66                                     18            $ 1,001,443,712                23.1%
61 - 110                                     4                106,333,011                 2.5
111 - 115                                    1                 23,500,000                 0.5
116 - 116                                    4                225,850,000                 5.2
117 - 117                                   18                456,048,000                10.5
118 - 118                                   30                684,858,068                15.8
119 - 120                                   86              1,834,847,509                42.3
                                           ---            ---------------               -----
  TOTAL                                    161            $ 4,332,880,300               100.0%
-------------------------------------------------------------------------------------------------------

DISTRIBUTION OF REMAINING AMORTIZATION TERMS

-------------------------------------------------------------------------------------------------------
                                                                                     PERCENTAGE OF
RANGE OF REMAINING                      NUMBER OF                               AGGREGATE CUT-OFF DATE
AMORTIZATION TERMS (MOS)              MORTGAGE LOANS    CUT-OFF DATE BALANCE            BALANCE
-------------------------------------------------------------------------------------------------------

Interest Only                               41            $ 1,965,244,200                45.4%
179 - 299                                    8                 51,561,937                 1.2
300 - 359                                   17                348,945,915                 8.1
360 - 420                                   95              1,967,128,247                45.4
                                           ---            ---------------               -----
  TOTAL                                    161            $ 4,332,880,300               100.0%
-------------------------------------------------------------------------------------------------------

DISTRIBUTION OF PREPAYMENT PROVISIONS

-------------------------------------------------------------------------------------------------------
                                                                                     PERCENTAGE OF
                                        NUMBER OF                               AGGREGATE CUT-OFF DATE
PREPAYMENT PROVISIONS                 MORTGAGE LOANS    CUT-OFF DATE BALANCE            BALANCE
-------------------------------------------------------------------------------------------------------

Defeasance                                 137            $ 3,832,954,903                88.5%
Greater of YM or 1%                         15                224,228,576                 5.2
YM                                           1                210,000,000                 4.8
Defeasance or Greater of YM or 1%            7                 60,696,820                 1.4
YM / Declining Fee                           1                 50,000,000                 0.1
                                           ---            ---------------               -----
  TOTAL                                    161            $ 4,332,880,300               100.0%
-------------------------------------------------------------------------------------------------------

DISTRIBUTION OF ESCROW TYPES

-------------------------------------------------------------------------------------------------------
                                                                                     PERCENTAGE OF
                                        NUMBER OF                               AGGREGATE CUT-OFF DATE
ESCROW TYPE                           MORTGAGE LOANS    CUT-OFF DATE BALANCE            BALANCE
-------------------------------------------------------------------------------------------------------

Real Estate Tax                            130            $ 3,021,600,456                69.7%
Insurance                                  122            $ 2,957,176,606                68.2%
Replacement Reserve                        117            $ 2,833,904,182                65.4%
TI/LC (1)                                   83            $ 2,464,668,155                63.9%
-------------------------------------------------------------------------------------------------------

(1) Percentage of total office, retail and industrial properties only.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                      - 4 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

The table below identifies each of the mortgage loans included in the trust that have corresponding companion loans.

                                                                  SUBORDINATE     PARI PASSU      COMPANION    ORIGINAL    ORIGINAL
                                   ORIGINAL                        COMPANION       COMPANION        LOAN        WHOLE        WHOLE
                                  PRINCIPAL      % OF INITIAL    ORIGINAL LOAN   ORIGINAL LOAN    INTEREST       LOAN        LOAN
        MORTGAGE LOAN            LOAN BALANCE    POOL BALANCE       BALANCE         BALANCE         RATE         LTV         DSCR
------------------------------   ------------    ------------    -------------   -------------    ---------    --------    --------

Village of Merrick Park ......   $170,000,000         3.9%       $  25,000,000         N/A          5.835%      65.5%        1.31x
CA Headquarters ..............   $165,643,200         3.8%       $  13,156,800         N/A          6.960%      84.3%        1.18x
Fair Lakes Office Park .......   $116,500,000         2.7%            N/A         $142,450,000      6.218%      68.6%        1.29x
ECM Theater Portfolio ........   $112,050,000         2.6%       $  12,450,000         N/A          6.509%      79.8%        1.32x
Pinnacle II ..................   $ 85,600,000         2.0%       $   5,200,000         N/A          6.313%      84.9%        1.01x
Meridian Apartments ..........   $ 33,600,000         0.8%       $   1,400,000         N/A         13.550%      83.3%        1.15x
Lichtins Office ..............   $  6,600,000         0.2%       $     419,000         N/A         12.750%      84.3%        1.07x
Talmadge Town Center .........   $  4,800,000         0.1%       $     300,000         N/A         12.750%      85.0%        1.10x

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                      - 5 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

MORTGAGE POOL PREPAYMENT PROFILE
--------------------------------------------------------------------------------

                                                       TOTAL POOL (1)
----------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                             OCTOBER     OCTOBER      OCTOBER      OCTOBER      OCTOBER      OCTOBER      OCTOBER
RESTRICTIONS                            2006        2007         2008         2009         2010         2011         2012
----------------------------------------------------------------------------------------------------------------------------

Locked out / Defeasance                  99.45%      99.46%       88.65%       88.83%       88.89%       95.08%       95.09%
Defeasance or Greater of  YM or 1%        0.00%       0.00%        1.40%        1.40%        1.40%        1.81%        1.80%
YM (2)                                    0.55%       0.54%        9.95%        9.57%        9.61%        3.10%        3.11%
----------------------------------------------------------------------------------------------------------------------------
Open                                      0.00%       0.00%        0.00%        0.20%        0.10%        0.00%        0.00%
----------------------------------------------------------------------------------------------------------------------------
TOTAL (3)                               100.00%     100.00%      100.00%      100.00%      100.00%      100.00%      100.00%
    Balance of Mortgage Loans ($mm)   4,332.88    4,326.52     4,318.62     4,297.88     4,273.94     3,290.63     3,265.58
% OF CUT-OFF BALANCE                    100.00%      99.85%       99.67%       99.19%       98.64%       75.95%       75.37%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                             OCTOBER     OCTOBER      OCTOBER      OCTOBER      OCTOBER
RESTRICTIONS                            2013        2014         2015         2016         2017
----------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance                  95.01%      95.01%       93.83%        0.00%        0.00%
Defeasance or Greater of YM or 1%         1.83%       1.82%        1.81%        0.00%        0.00%
YM (2)                                    3.17%       3.17%        2.82%        0.00%        0.00%
Open                                      0.00%       0.00%        1.54%      100.00%        0.00%
----------------------------------------------------------------------------------------------------------------------------
TOTAL (3)                               100.00%     100.00%      100.00%      100.00%        0.00%
    Balance of Mortgage Loans ($mm)   3,178.99    3,150.20     3,108.21       111.80         0.00
% OF CUT-OFF BALANCE                     73.37%      72.70%       71.74%        2.58%        0.00%
----------------------------------------------------------------------------------------------------------------------------

(1)   Table calculated using modeling assumptions as described in the prospectus supplement.

(2)   Includes YM, Greater of YM or 1%, Greater of YM or Declining Floor

(3)   Differences in totals may exist due to rounding.

--------------------------------------------------------------------------------

                                                      LOAN GROUP 1 (1)
----------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                            OCTOBER     OCTOBER      OCTOBER      OCTOBER      OCTOBER      OCTOBER      OCTOBER
RESTRICTIONS                           2006        2007         2008         2009         2010         2011         2012
----------------------------------------------------------------------------------------------------------------------------

Locked out / Defeasance                  99.42%      99.43%       88.11%       88.29%       88.35%       94.82%       94.83%
Defeasance or Greater of YM or 1%         0.00%       0.00%        1.47%        1.47%        1.47%        1.91%        1.90%
YM (2)                                    0.58%       0.57%       10.42%       10.02%       10.07%        3.27%        3.27%
----------------------------------------------------------------------------------------------------------------------------
Open                                      0.00%       0.00%        0.00%        0.21%        0.11%        0.00%        0.00%
----------------------------------------------------------------------------------------------------------------------------
TOTAL (3)                               100.00%     100.00%      100.00%      100.00%      100.00%      100.00%      100.00%
    Balance of Mortgage Loans ($mm)   4,136.70    4,130.51     4,122.80     4,102.37     4,078.85     3,122.83     3,099.22
% OF CUT-OFF BALANCE                    100.00%      99.85%       99.66%       99.17%       98.60%       75.49%       74.92%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                            OCTOBER     OCTOBER      OCTOBER      OCTOBER      OCTOBER
RESTRICTIONS                           2013        2014         2015         2016         2017
----------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance                  94.74%      94.75%       93.50%        0.00%        0.00%
Defeasance or Greater of YM or 1%         1.92%       1.91%        1.91%        0.00%        0.00%
YM (2)                                    3.33%       3.33%        2.97%        0.00%        0.00%
----------------------------------------------------------------------------------------------------------------------------
Open                                      0.00%       0.00%        1.62%      100.00%        0.00%
----------------------------------------------------------------------------------------------------------------------------
TOTAL (3)                               100.00%     100.00%      100.00%      100.00%        0.00%
    Balance of Mortgage Loans ($mm)   3,020.73    2,993.48     2,953.14       111.80         0.00
% OF CUT-OFF BALANCE                     73.02%      72.36%       71.39%        2.70%        0.00%
----------------------------------------------------------------------------------------------------------------------------

(1)   Table calculated using modeling assumptions as described in the prospectus supplement.

(2)   Includes YM, Greater of YM or 1%, Greater of YM or Declining Floor

(3)   Differences in totals may exist due to rounding.

--------------------------------------------------------------------------------

                                                      LOAN GROUP 2 (1)
----------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                            OCTOBER     OCTOBER      OCTOBER      OCTOBER      OCTOBER      OCTOBER      OCTOBER
RESTRICTIONS                           2006        2007         2008         2009         2010         2011         2012
----------------------------------------------------------------------------------------------------------------------------

Locked out / Defeasance                 100.00%     100.00%      100.00%      100.00%      100.00%      100.00%      100.00%
Defeasance or Greater of YM or 1%         0.00%       0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
YM (2)                                    0.00%       0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
----------------------------------------------------------------------------------------------------------------------------
Open                                      0.00%       0.00%        0.00%        0.00%        0.00%        0.00%        0.00%
----------------------------------------------------------------------------------------------------------------------------
TOTAL (3)                               100.00%     100.00%      100.00%      100.00%      100.00%      100.00%      100.00%
    Balance of Mortgage Loans ($mm)     196.18      196.01       195.83       195.51       195.09       167.80       166.36
% OF CUT-OFF BALANCE                    100.00%      99.91%       99.82%       99.66%       99.45%       85.53%       84.80%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                            OCTOBER     OCTOBER      OCTOBER      OCTOBER
RESTRICTIONS                           2013        2014         2015         2016
----------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance                 100.00%     100.00%      100.00%        0.00%
Defeasance or Greater of YM or 1%         0.00%       0.00%        0.00%        0.00%
YM (2)                                    0.00%       0.00%        0.00%        0.00%
----------------------------------------------------------------------------------------------------------------------------
Open                                      0.00%       0.00%        0.00%        0.00%
----------------------------------------------------------------------------------------------------------------------------
TOTAL (3)                               100.00%     100.00%      100.00%        0.00%
    Balance of Mortgage Loans ($mm)     158.26      156.72       155.08         0.00
% OF CUT-OFF BALANCE                     80.67%      79.89%       79.05%        0.00%
----------------------------------------------------------------------------------------------------------------------------

(1)   Table calculated using modeling assumptions as described in the prospectus supplement.

(2)   Includes YM, Greater of YM or 1%, Greater of YM or Declining Floor.

(3)   Differences in totals may exist due to rounding.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                      - 6 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

ISSUE TYPE                         Sequential Pay REMIC

CUT-OFF DATE                       With respect to each mortgage loan, the later of the due date in October 2006 for that mortgage loan or the date of origination of that mortgage loan. All mortgage loan characteristics are based on balances as of the cut-off date after application of all payments due on or before such date (whether or not received). All percentages presented in this term sheet are approximate.

MORTGAGE POOL                      The mortgage pool consists of 161 mortgage loans with an aggregate cut-off date balance of
                                   $4,332,880,300, subject to a variance of +/- 5%. The mortgage loans are secured by 179 mortgaged real properties located throughout 33 states and the District of Columbia. Loan Group 1 is comprised of 147 loans and Loan Group 2 is comprised of 14 loans.

ISSUING ENTITY                     GS Mortgage Securities Trust 2006-GG8

DEPOSITOR                          GS Mortgage Securities Corporation II

SPONSORS & MORTGAGE LOAN SELLERS   Greenwich Capital Financial Products, Inc. and Goldman Sachs Mortgage Company

UNDERWRITERS                       Greenwich Capital Markets, Inc. and Goldman, Sachs & Co., as Co-Lead Bookrunning Managers

                                   Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Morgan Stanley & Co.
                                   Incorporated and Wachovia Capital Markets, LLC, as Co-Managers

TRUSTEE                            Wells Fargo Bank, N. A.

MASTER SERVICER                    Wachovia Bank, National Association

SPECIAL SERVICER                   CWCapital Asset Management LLC

RATING AGENCIES                    Fitch, Inc. and Moody's Investors Services, Inc.

DENOMINATIONS                      $10,000 minimum for the offered certificates.

CLOSING DATE                       On or about October     , 2006

SETTLEMENT TERMS                   Book-entry through DTC for all offered certificates.

DETERMINATION DATE                 The sixth day of each month, or if such sixth day is not a business day, the next business day.

DISTRIBUTION DATE                  The tenth day of each month, or if any tenth day is not a business day, the next business day, provided that the distribution date will be at least four business days following the determination date.

DISTRIBUTIONS                      Each class of offered certificates will be entitled on each distribution date to interest accrued at its pass-through rate for that distribution date on the outstanding certificate balance of the class during the prior calendar month. Interest on the offered certificates will be calculated on the basis of twelve 30-day months and a 360-day year.

                                   Generally, the interest from the Available Distribution Amount related to Loan Group 1 will be used to pay interest to class A-1, class A-2, class A-3, class A-AB and class A-4, pro rata, until paid in full. Generally, the interest from the Available Distribution Amount related to
                                   Loan Group 2 will be used to pay interest to the class A-1A until paid in full. Generally, any remaining Available Distribution Amount will be used to pay interest to class X, until paid in full. If any of the above Available Distribution Amounts are not sufficient to pay interest on class A-1, class A-2, class A-3, class A-AB, class A-4, class A-1A and class X, then the entire
                                   Available Distribution Amount will be used to pay interest pro rata to those certificates.

                                   Generally, the Available Distribution Amount related to Loan Group 1 will be used to pay principal to the class A-1, class A-2, class A-3, class A-AB and class A-4 certificates as follows:

                                             (1) to class A-AB the amount necessary to reduce the aggregate certificate balance of the class A-AB certificates to the class A-AB planned principal balance;

                                             (2) to class A-1, until paid in full, all amounts of Available Distribution Amount remaining after the distributions pursuant to clause (1);

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                      - 7 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

                                             (3) to class A-2, until paid in full, all amounts of Available Distribution Amount remaining after the distributions pursuant to clauses (1) and (2);

                                             (4) to class A-3, until paid in full, all amounts of Available Distribution Amount remaining after the distributions pursuant to clauses (1), (2) and (3);

                                             (5) to class A-AB, until paid in full, all amounts of Available Distribution Amount remaining after the distributions pursuant to clauses (1), (2), (3) and (4); and

                                             (6) to class A-4, , until paid in full, all amounts of Available Distribution Amount remaining after the distributions pursuant to clauses (1), (2), (3), (4) and (5).

                                   After class A-1, A-2, A-3, A-AB and A-4 are paid all amounts to which they are entitled, the remaining Available Distribution Amount related to Loan Group 1 will be used to pay principal to class A-1A until paid in full.

                                   Generally, the Available Distribution Amount related to Loan Group 2 will be used to pay principal to the class A-1A until paid in full, then to pay principal to the class A-1, A-2, A-3,
                                   A-AB and A-4 in the same manner as principal distributions are made to those classes with respect to amounts related to Loan Group 1 as discussed above, until paid in full.

                                   After class A-1, A-2, A-3, A-AB, A-4 and class A-1A are paid all amounts to which they are entitled, the remaining Available Distribution Amount related to both Loan Groups will be used to pay interest and principal sequentially to the class A-M, A-J, B, C, D, E, F, G, H, J, K, L, M,
                                   N, O, P, Q and S certificates.

                                   Notwithstanding the foregoing, on and after the date the certificate balances of the class A-M,
                                   A-J, B, C, D, E, F, G, H, J, K, L, M, N, O, P, Q and S certificates have been reduced to zero, principal will be paid pro rata based on their certificate balances to class A-1, A-2, A-3, A-AB,
                                   A-4 and class A-1A without regard to loan groups.

LOSSES                             Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the class S, class Q, class P, class O, class N, class M, class L, class K, class J, class H, class G, class
                                   F, class E, class D, class C, class B, class A-J and class A-M certificates, in that order, and then, pro rata, to the class A-1, class A-2, class A-3, class A-AB, class A-4 and class A-1A certificates (without regard to the class A-AB planned principal balance and without regard to loan groups).

PREPAYMENT PREMIUMS                Any prepayment premiums or yield maintenance charges collected will be distributed to
AND YIELD MAINTENANCE              certificateholders on the distribution date following the prepayment. On each distribution date,
CHARGES                            the holders of any class of offered certificates and class G, class H, class J and class K certificates that are then entitled to principal distributions will be entitled to a portion of prepayment premiums or yield maintenance charges equal to the product of (a) the amount of the prepayment premiums or yield maintenance charges net of workout fees and liquidation fees, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the pass-through rate for that class of certificates over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal payable to that class of certificates on that payment date from the group of which that mortgage loan is a part on that payment date, and the denominator of which is the Total Principal Payment Amount from the group of which that mortgage loan is a part on that payment date.

                                   The portion, if any, of the prepayment premiums or yield maintenance charges remaining after any payments described above will be distributed 100% to the holders of the class X certificates.

ADVANCES                           The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances and servicing advances, including paying delinquent property taxes and insurance premiums, but only to the extent that those advances are not deemed non-recoverable and, in the case of P&I advances, subject to any appraisal reductions that may occur.

APPRAISAL REDUCTIONS               An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a required appraisal loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to the mortgage loan. As a result of calculating an appraisal reduction amount for a given mortgage loan, the interest portion of any P&I advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates in reverse alphabetical order of the classes. A required appraisal loan will cease to be a required appraisal loan when the related mortgage loan has been brought current for at least three consecutive months and no other circumstances exist, which would cause such mortgage loan to be a required appraisal loan.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                      - 8 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

OPTIONAL TERMINATION               The master servicer, the special servicer and certain certificateholders will have the option to terminate the trust, in whole but not in part, and purchase the remaining assets of the trust on or after the payment date on which the stated principal balance of the mortgage loans then outstanding is less than 1.0% of the initial mortgage pool balance. The purchase price will generally be at a price equal to the unpaid aggregate principal balance of the mortgage loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses, as described in the prospectus supplement. In addition, after the certificate balance of the class A-1 through class G certificates has been reduced to zero, the trust may also be terminated, subject to the consent of the master servicer (in its sole discretion), if all of the remaining series 2006-GG8 certificates (excluding class R and class LR) are held by a single certificateholder, and that certificateholder exchanges all of the then outstanding series 2006-GG8 certificates (excluding class R and class LR) for the mortgage loans remaining in the trust.

CONTROLLING CLASS                  The class of sequential pay certificates (a) which bears the latest alphabetical class designation (other than the class X, class R and class LR certificates) and (b) which has a certificate balance greater than 25% of its original certificate balance; provided, however, that if no class of sequential pay certificates satisfies clause (b) above, the controlling class will be the outstanding class of sequential pay certificates bearing the latest alphabetical class designation (other than the class X, class R and class LR certificates); provided, further, with respect to certain issues related to the mortgage loans that are part of a split structure, the holder of the majority interest of the related subordinated or pari passu companion loan may have certain consultation or approval rights with respect to servicing matters, as described in the prospectus supplement.

TENANTS                            References in this term sheet to the rating of a tenant may refer to the rating of a parent of the actual tenant and the rated entity may not be an actual party to that lease. The rated parent may not guarantee the lease.

ERISA                              The offered certificates are expected to be ERISA eligible.

SMMEA                              The class A-1, class A-2, class A-3, class A-AB, class A-4, class A-1A, class A-M, class A-J, class B, class C and class D certificates are expected to be "mortgage-related securities" for the purposes of SMMEA so long as they remain rated in one of the two highest rating categories by a nationally recognized statistical rating organization.

None of the offered certificates or the mortgage loans included in the trust which back the certificates is insured or guaranteed by any governmental agency or instrumentality or by any private mortgage insurer or by The Royal Bank of
Scotland plc, the depositor, the underwriters, the mortgage loan sellers, the master servicer, the special servicer, or any other party.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                      - 9 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - ONE BEACON STREET
--------------------------------------------------------------------------------

                      [PHOTO OF ONE BEACON STREET OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 10 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - ONE BEACON STREET
--------------------------------------------------------------------------------

             [MAP INDICATING LOCATION OF ONE BEACON STREET OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 11 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - ONE BEACON STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

 Number of Mortgaged Real Properties                                          1
 Location (City/State)                                    Boston, Massachusetts
 Property Type                                                           Office
 Size (sf)                                                            1,017,168
 Percentage Leased as of June 1, 2006                                     91.4%
 Year Built/Year Renovated                            1973/1989-1994; 2001-2002
 Appraisal Value                                                   $434,200,000
 Underwritten Occupancy                                                   96.0%
 Underwritten Revenues                                              $48,850,020
 Underwritten Total Expenses                                        $21,384,274
 Underwritten Net Operating Income (NOI)                            $27,465,746
 Underwritten Net Cash Flow (NCF)                                   $25,427,112

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

 Originator                                                               GSCMC
 Cut-off Date Principal Balance                                    $210,000,000
 Cut-off Date Principal Balance PSF/Unit                                $206.46
 Percentage of Initial Mortgage Pool Balance                               4.8%
 Number of Mortgage Loans                                                     1
 Type of Security                                                    Fee Simple
 Mortgage Rate                                                           6.101%
 Original Term to Maturity (Months)                                          59
 Original Amortization Term (Months)                              Interest Only
 Cut-off Date LTV Ratio                                                   48.4%
 LTV Ratio at Maturity                                                    48.4%
 Underwritten DSCR on NOI                                                 2.11x
 Underwritten DSCR on NCF                                                 1.96x
 Shadow Rating(1)                                                 "Baa3"/"BBB-"
--------------------------------------------------------------------------------

________________
(1)   Moody's and Fitch have confirmed that the One Beacon Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "Baa3" by Moody's and "BBB-" by Fitch.

o     THE LOAN. The mortgage loan (the "ONE BEACON STREET LOAN") is evidenced by a note in the original principal amount of $210,000,000 and is secured by a first mortgage encumbering an office building in Boston, Massachusetts
      (the "ONE BEACON STREET PROPERTY"). The One Beacon Street Loan was
      originated by Goldman Sachs Commercial Mortgage Capital, L.P. and
      subsequently purchased by Goldman Sachs Mortgage Company. The One Beacon
      Street Loan was originated on September 6, 2006 and represents approximately 4.8% of the initial mortgage pool balance. The note evidencing the One Beacon Street Loan had an original principal balance and has a principal balance as of the cut-off date of $210,000,000 and an interest rate of 6.101%. The proceeds of the One Beacon Street Loan were used to acquire the One Beacon Street Property

      The One Beacon Street Loan had an initial term of 59 months and has a remaining term of 58 months. The One Beacon Street Loan requires payments of interest only until maturity. The scheduled maturity date is the payment date in August 2011. Voluntary prepayment of the One Beacon Street
      Loan is prohibited until the payment date in September 2008. All voluntary prepayments, except those made in the last three months of the term of the
      One Beacon Street Loan, are subject to borrower's payment of a yield maintenance premium.

o     THE PROPERTY. The One Beacon Street Property is a 36-story Class A multi-tenant office building containing 1,017,168 sf of net rentable area located in Boston, Massachusetts. Situated at the intersection of Beacon and Tremont Streets in the central business district of Boston, the building has views of Boston's financial district and the harbor area.

      The One Beacon Street Property is approximately 91.4% leased as of June 1,
      2006, by tenants in the financial services, insurance and legal industries, such as MassHousing Finance Authority (121,438 sf), OneBeacon
      Insurance (161,349 sf), JP Morgan Chase & Co. (73,462 sf) and Skadden,
      Arps, Slate, Meagher & Flom LLP (62,367 sf). Built in 1973, the building has undergone renovations and upgrades with approximately $23 million having been spent since 1989.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 12 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - ONE BEACON STREET
--------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the One Beacon Street Property:

                               LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT
--------------------------------------------------------------------------------------------------------------------------

                                                                                  % OF TOTAL     ANNUALIZED
                           CREDIT RATING                          ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                          (FITCH/MOODY'S/    TENANT      % OF    UNDERWRITTEN    UNDERWRITTEN    BASE RENT       LEASE
     TENANT NAME              S&P)(1)         NRSF       NRSF    BASE RENT ($)    BASE RENT     ($ PER NRSF)   EXPIRATION
---------------------     ---------------   ---------   ------   -------------   ------------   ------------   ----------

MassHousing Finance         NR / A2 / A       121,438    11.9%   $   4,493,206      14.0%         $37.00       3/31/2015
   Authority
OneBeacon Insurance         A / A2 / A        161,349    15.9%       4,074,062      12.7%          25.25       12/31/2008
Skadden, Arps, Slate,
   Meagher & Flom LLP        NR/NR/NR          62,367     6.1%       3,118,350       9.7%          50.00          (2)
JP Morgan Chase & Co.      A+ / Aa3 / A+       73,462     7.2%       2,964,392       9.2%          40.35       9/15/2009
Suffolk University           NR/NR/BBB         37,444     3.7%       2,270,218       7.1%          60.63        6/1/2007
RBC Dain Rauscher         AA / Aa2 / AA-       59,971     5.9%       2,009,029       6.2%          33.50        5/1/2013
Berkshire Companies          NR/NR/NR          42,289     4.2%       1,353,248       4.2%          32.00       9/30/2008
Linsco Private Ledger        NR/NR/NR          35,544     3.5%       1,297,356       4.0%          36.50       6/30/2012
Hanify and King              NR/NR/NR          25,476     2.5%         985,412       3.1%          38.68        9/1/2012
Harborside Healthcare        NR/NR/NR          29,461     2.9%         942,752       2.9%          32.00       2/28/2009
                                            ----------------------------------------------------------------
TOTAL LARGEST TENANTS                         648,801    63.8%   $  23,508,024      73.0%         $36.23
Other Tenants                                 281,061    27.6%       8,679,746      27.0%          30.88
Vacant Space                                   87,306     8.6%               0       0.0%           0.00
                                            ----------------------------------------------------------------
TOTAL ALL TENANTS                           1,017,168   100.0%   $  32,187,771     100.0%         $34.62
--------------------------------------------------------------------------------------------------------------------------

________________
(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   Skadden, Arps, Slate, Meagher & Flom LLP has two leases with one lease expiring on 2/1/2011 (31,210 sf) and one lease expiring on 4/30/2011
      (31,157 sf).

      The following table presents certain information relating to the lease rollover schedule at the One Beacon Street Property:

                                          LEASE EXPIRATION SCHEDULE (1)
------------------------------------------------------------------------------------------------------------------------------

                                                                                                   % OF TOTAL     ANNUALIZED
                                                                                   ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                                                                  CUMULATIVE OF   UNDERWRITTEN    UNDERWRITTEN    BASE RENT
YEAR ENDING DECEMBER 31,        EXPIRING NRSF   % OF TOTAL NRSF    TOTAL NRSF     BASE RENT ($)    BASE RENT     ($ PER NRSF)
-------------------------       -------------   ---------------   -------------   -------------   ------------   ------------

2006                                      0           0.0%             0.0%       $           0        0.0%       $  0.00
2007                                 39,517           3.9%             3.9%           2,323,080        7.2%         58.79
2008                                244,531          24.0%            27.9%           6,940,924       21.6%         28.38
2009                                106,854          10.5%            38.4%           4,018,195       12.5%         37.60
2010                                 58,638           5.8%            44.2%           1,441,736        4.5%         24.59
2011                                 99,559           9.8%            54.0%           4,847,484       15.1%         48.69
2012                                109,755          10.8%            64.8%           4,173,450       13.0%         38.03
2013                                 99,280           9.8%            74.5%           2,580,381        8.0%         25.99
2014                                      0           0.0%            74.5%                   0        0.0%          0.00
2015                                134,873          13.3%            87.8%           4,825,722       15.0%         35.78
2016 & Thereafter                    36,855           3.6%            91.4%           1,036,799        3.2%         28.13
Vacant                               87,306           8.6%           100.0%                   0        0.0%          0.00
                                ----------------------------------------------------------------------------------------------
TOTAL                             1,017,168         100.0%                        $  32,187,771      100.0%       $ 34.62
------------------------------------------------------------------------------------------------------------------------------

________________
(1)   Calculated based on approximate square footage occupied by each tenant.

o     THE BORROWER. The borrower is One Beacon Street Limited Partnership, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the One Beacon Street Loan. The borrower under the One Beacon Street
      Loan is indirectly owned by Beacon Capital Strategic Partners IV, L.P., a fund created by Beacon Capital Partners, LLC, a Boston based private REIT that invests in, and redevelops primarily office properties in metropolitan markets throughout the US.

o     ESCROWS. At origination, the borrower deposited $3,069,973 into a reserve account to cover certain tenant improvements and renovations to certain common areas at the One Beacon Street Property. During the continuance of a One Beacon Street Cash Trap Period, the loan documents require the reserve of monthly

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 13 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - ONE BEACON STREET
--------------------------------------------------------------------------------

      escrows for real estate taxes, insurance, and capital expenditures, with all excess cash reserved as additional collateral for the One Beacon
      Street Loan unless the One Beacon Street Cash Trap Period is caused solely by an event of default under the One Beacon Street Mezzanine Loan, in which case all excess cash flow is remitted to the mezzanine lender.

      A "ONE BEACON STREET CASH TRAP PERIOD" means (i) any period during the continuance of an event of default under the One Beacon Street Mezzanine
      Loan, and (ii) any period commencing as of the end of any fiscal quarter from and after September 2007 in which the net operating income of the One
      Beacon Street Property for the prior twelve-month period is less than 85%
      of the net operating income at origination and terminating as of the end of any two consecutive fiscal quarters in which the net operating income of the One Beacon Street Property for the prior twelve-month period is at least equal to 85% of the net operating income at origination.

      As additional security for the One Beacon Street Loan, One Beacon Street
      Limited Partnership, L.P. has provided an $8,000,000 guaranty in respect of principal, interest and other amounts due under the One Beacon Street
      Loan. The amount of the guaranty will be reduced proportionately upon the leasing of space at the One Beacon Street Property that is presently occupied by OneBeacon Insurance, currently vacant or that will become vacant in the next three years due to expiring leases. The guaranty will no longer be effective and One Beacon Street Limited Partnership, L.P.
      will be released from the guaranty at such time as a sufficient amount of the One Beacon Insurance tenant space, the soon to be vacant space or the presently vacant space has been leased so as to proportionally reduce the guaranteed amount to zero, which under the terms of the guaranty could occur before all such space is leased or re-leased.

o     LOCK BOX AND CASH MANAGEMENT. The One Beacon Street Loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct tenants to pay their rents directly to a lender-controlled lockbox account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lockbox account within two business days after receipt (or within five business days after receipt, with respect to certain limited revenues relating to parking at the One Beacon Street Property). Once each week, provided that there is no event of default under the One Beacon Street
      Loan and no One Beacon Street Cash Trap Period is ongoing, all funds in the lockbox account will be remitted to an account specified by the borrower. During the existence of a One Beacon Street Cash Sweep Period, funds in the cash management account will be applied to pay the monthly debt service and any required reserves under the loan documents, and, unless an event of default has occurred and is continuing, then remitted to the borrower. During the continuance of an event of default under the
      One Beacon Street Loan, the lender may apply any funds in the lockbox account to the obligations of the borrower under the One Beacon Street
      Loan in such order of priority as the lender may determine.

o     PROPERTY MANAGEMENT. The One Beacon Street Property is currently managed by BCSP IV Property Management LLC, an affiliate of the borrower, pursuant to a management agreement. Under the management agreement, the borrower pays a management fee in the amount of 3% of the revenues from the One
      Beacon Street Property. The lender may require the borrower to replace the property manager if an event of default under the One Beacon Street Loan has occurred or as a result of the gross negligence, fraud or willful misconduct of the property manager.

o     MEZZANINE OR SUBORDINATE INDEBTEDNESS. Concurrent with the origination of the One Beacon Street Loan, Goldman Sachs Mortgage Company originated a
      $98,000,000 mezzanine loan to One Beacon LP LLC, the owner of 100% of the partnership interests in the borrower ("ONE BEACON STREET MEZZANINE
      LOAN"). The scheduled maturity date of the mezzanine loan is the payment date in August 2011. The interest rate under the mezzanine loan is 6.101%
      The mezzanine loan is secured by a pledge of 100% of the equity interests in the mortgage borrower and 100% of the equity interests in One Beacon GP
      LLC, the general partner of the borrower. Pursuant to an intercreditor agreement executed between the mortgage lender and the mezzanine lender, the mezzanine lender possesses the right to cure a default under the mortgage loan documents. In addition, if the One Beacon Street Loan has been accelerated, the mortgage lender is taking enforcement action

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 14 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - ONE BEACON STREET
--------------------------------------------------------------------------------

      or the One Beacon Street Loan is "specially serviced", the mezzanine lender may purchase the One Beacon Street Loan at a price at least equal to the outstanding principal balance of the One Beacon Street Loan
      (including advances by the mortgage lender) plus all interest accrued thereon. The mortgage lender may not amend the mortgage loan documents without the consent of the holder of the mezzanine loan if the amendment increases the interest rate or principal amount of the mortgage loan, modifies the maturity date, or otherwise amends certain specified terms.
      Upon the occurrence of an event of default under the mezzanine loan documents, the mezzanine lender may foreclose upon the equity interests in the mortgage borrowers. Rating agency approval is required for any such foreclosure that would (i) result in a transfer of the equity interests in the mortgage borrowers to a party other than a "qualified transferee" (as defined in the intercreditor agreement), (ii) result in the management of the One Beacon Street Property by a manager other than an approved manager or (iii) occur without adequate reserves and a hard lockbox in place.
      Transfer of the mezzanine lender's interest in the mezzanine loan is governed by the terms of the intercreditor agreement, which generally prohibits transfers of more than 49% of the mezzanine lender's interest in the mezzanine loan unless such transfer is to a qualified transferee or rating agency approval has been obtained.

o     TERRORISM INSURANCE. The loan documents require that the "all risk"
      insurance policies required to be maintained by the borrower provide coverage for terrorism in an amount equal to the lesser of (i) the sum of the principal amount of the One Beacon Street Loan and the principal amount of the One Beacon Street Mezzanine Loan and (ii) the full replacement cost of the One Beacon Street Property. In addition, the borrower is required to maintain business interruption insurance covering a period of not less than 18 months from the occurrence of a casualty, plus an extended period of indemnity for six months after restoration. The borrower must maintain such terrorism coverage if the Terrorism Risk
      Insurance Act of 2002 ("TRIA") or a similar statute is in effect. If at any time TRIA or a similar statute is not in effect and terrorism coverage is commercially available, the borrower is required to maintain such coverage, but is not required to pay a premium of more than two times the premium for the-then current property insurance premium payable with respect to the One Beacon Street Property (less the portion of such premium that is allocable to terrorism insurance coverage). The borrower is permitted to maintain such terrorism coverage through a blanket policy.
      See "Risk Factors--Property Insurance" in the prospectus supplement.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 15 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 222 SOUTH RIVERSIDE PLAZA
--------------------------------------------------------------------------------

                  [PHOTO OF 222 SOUTH RIVERSIDE PLAZA OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 16 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 222 SOUTH RIVERSIDE PLAZA
--------------------------------------------------------------------------------

         [MAP INDICATING LOCATION OF 222 SOUTH RIVERSIDE PLAZA OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 17 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 222 SOUTH RIVERSIDE PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

 Number of Mortgaged Real Properties                                          1
 Location (City/State)                                        Chicago, Illinois
 Property Type                                                           Office
 Size (sf)                                                            1,184,432
 Percentage Leased as of  October 1, 2006                                 83.5%
 Year Built/Year Renovated                                            1971/2001
 Appraisal Value                                                   $276,500,000
 Underwritten Occupancy                                                   91.0%
 Underwritten Revenues(2)                                           $34,318,531
 Underwritten Total Expenses(2)                                     $15,932,046
 Underwritten Net Operating Income (NOI)(2)                         $18,386,485
 Underwritten Net Cash Flow (NCF)(2)                                $16,965,167

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

 Originator                                                                GCFP
 Cut-off Date Principal Balance                                    $202,000,000
 Cut-off Date Principal Balance PSF/Unit                                $170.55
 Percentage of Initial Mortgage Pool Balance                               4.7%
 Number of Mortgage Loans                                                     1
 Type of Security                                                    Fee Simple
 Mortgage Rate                                                 5.750%/6.191%(1)
 Original Term to Maturity (Months)                                         120
 Original Amortization Term (Months)                      60 IO; 360 thereafter
 Cut-off Date LTV Ratio                                                   73.1%
 LTV Ratio at Maturity                                                    68.5%
 Underwritten DSCR on NOI                                                 1.24x
 Underwritten DSCR on NCF(2)                                              1.20x
--------------------------------------------------------------------------------

_______________
(1)   The interest rate equals (i) 5.750% through June 5, 2008, and (ii) 6.191%
      thereafter

(2)   Without taking reserves and holdbacks into account, the Underwritten DSCR on NCF equals 1.14x. The 222 South Riverside Loan includes a $10,000,000
      DSCR earnout reserve that will not be released until the property exhibits a 1.20x DSCR. The 222 South Riverside Loan also includes a cash holdback of $5,947,407 for previously incurred TI/LC expenses plus an additional
      $10,000,000 cash holdback for future TI/LC and rollover expenses.
      Behringer Harvard REIT I, Inc. is required to fund 50% of all future leasing expenses until the $10,000,000 rollover reserve is depleted. The
      GCFP underwritten NCF assumes rents for tenants expiring at or prior to
      2016 at a market level of $21.54 psf (NNN), and assumed the lease-up of vacant space at market rents to 91.0% occupancy.

o     THE LOAN. The mortgage loan (the "222 SOUTH RIVERSIDE LOAN") is evidenced by a single note and is secured by a first mortgage encumbering a
      1,184,432 sf class-A office complex located in Chicago, Cook County,
      Illinois (the "222 SOUTH RIVERSIDE PROPERTY"). The 222 South Riverside
      Loan represents approximately 4.7% of the initial mortgage pool balance.
      The 222 South Riverside Loan was originated on June 2, 2006, has an original principal balance and a principal balance as of the cut-off date of $202,000,000 (inclusive of a $10 million DSCR earnout reserve not to be disbursed until the 222 South Riverside Property exhibits a 1.20x DSCR as detailed below), and a per annum interest rate of (i) 5.750% through June
      5, 2008, and (ii) 6.191% thereafter. The DSCR and LTV on the 222 South
      Riverside Loan are 1.14x and 73.1%, respectively. The proceeds of the 222
      South Riverside Loan were used to acquire the 222 South Riverside Property for approximately $277,500,000. Including reserves, escrows and closing costs, the borrower invested approximately $91,000,000 in the project at origination.

      The 222 South Riverside Loan has an initial term of 120 months and a remaining term of 116 months. The 222 South Riverside Loan requires payments of interest only for 60 months and amortizes thereafter based on a 360-month schedule, with required payments of $1,236,007,87 beginning on
      July 6, 2011. The scheduled maturity date is June 6, 2016. Voluntary prepayment of the 222 South Riverside Loan is prohibited prior to the payment date of March 6, 2016 and permitted on such payment date and thereafter without a penalty. Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted from November 6, 2008.

o     THE PROPERTY. The 222 South Riverside Property consists of two buildings totaling 1,184,432 net rentable square feet and situated on a 2.83-acre parcel at 222 South Riverside Plaza and 444 West Jackson Boulevard in
      downtown Chicago, Illinois. Completed in 1971, 222 South Riverside Plaza
      is a 34-story class A- office building located on the west bank of the
      Chicago River. 222 South Riverside Plaza was developed on an air rights parcel above the Chicago Union Station train terminal and tracks. Typical floor plates in the building are 35,500 square feet. 444 West Jackson
      Boulevard, also constructed in 1971, is a three-story glass and steel building attached to the south side of 222 South Riverside Plaza. The building is occupied by Union Station Multiplex, a state-of-the-art health and fitness center, which opened in late 2000 and currently has over 3,000 members. A Corner Bakery Cafe is located at street level.

      The 222 South Riverside Property has been institutionally owned and maintained since its completion. Since 2001, approximately $7.1 million of major capital improvements have been completed. Significant recent capital improvements to 222 South Riverside Plaza include asbestos abatement, installation of a sprinkler

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 18 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 222 SOUTH RIVERSIDE PLAZA
--------------------------------------------------------------------------------

      system, new heating system, chiller replacement, facade repair, lobby renovations and the redevelopment of the outdoor plaza. 444 West Jackson, the former landmark site of the Chicago Mercantile Exchange, underwent a
      $5 million renovation to transform the space into a state-of-the-art fitness and health club.

      The 222 South Riverside Property is located in Chicago's West Loop submarket bordered by Adams Street to the north, Jackson Boulevard to the south, the Chicago River to the east, and Canal Street to the west.
      Combined, the buildings occupy a full city block and are bordered by two of the most heavily trafficked east and westbound thoroughfares in the
      Chicago Central Business district (the "CHICAGO CBD"). The 222 South
      Riverside Property provides direct access to Union Station and covered access to Northwestern Station, Chicago's two primary commuter rail stations, which service the north, south and western suburbs.
      Additionally, Union Station is an Amtrak terminal. A third commuter rail station, LaSalle Street Station, is located seven blocks from the 222
      South Riverside Property. Collectively, these rail stations serve more than 300,000 commuters daily. The 222 South Riverside Property is also located proximate to Chicago Transit Authority bus and light rail lines and a few blocks to all major highways serving the Chicago CBD and suburbs. The 222 South Riverside Property is within walking distance from
      Chicago's four major financial exchanges (the Chicago Board of Trade, the
      Chicago Mercantile Exchange, the Chicago Board of Options Exchange, and
      the Chicago Stock Exchange) as well as several hotels, residential projects and fine dining restaurants.

      As of October 1, 2006, the 222 South Riverside Property is 83.5% leased to approximately 41 tenants in a variety of industries, including financial services, media, technology, government and legal services. Major tenants include Fifth Third Bank (147,045 sf), Trading Technologies (121,041 sf)
      and Deutsche Bank (105,215 sf). Until recently, the 222 South Riverside
      Property was more than 95% leased, but Deutsche Bank is vacating approximately 170,000 square feet on the 20th and 27th through 31st floors. Deutsche Bank plans to remain in 105,215 sf and has extended their lease to 2016 with an increase in rents. Fifth Third Bank has executed a lease to expand into the entire 31st floor, commencing October 1, 2008.

      The following table presents certain information relating to some of the largest tenants at the 222 South Riverside Property:

---------------------------------------------------------------------------------------------------------------------------

                                                                                       % OF
                           CREDIT RATING                                              TOTAL       ANNUALIZED
                          (FITCH/MOODY'S/    TENANT         % OF     ANNUALIZED     ANNUALIZED    BASE RENT       LEASE
     TENANT NAME              S&P)(1)         NRSF          NRSF    BASE RENT ($)   BASE RENT    ($ PER NRSF)   EXPIRATION
-----------------------   ---------------   ---------      ------   -------------   ----------   ------------   ----------

Fifth Third Bank            AA-/Aa2/AA-       147,045(2)    12.4%   $   2,829,108      18.2%       $ 19.24      12/8/2016
Trading Technologies         NR/NR/NR         121,041       10.2%       2,076,780      13.3%         17.16      1/31/2013
Synovate                     NR/NR/NR          88,967        7.5%       1,311,288       8.4%         14.74      4/30/2019
Deutsche Investment
   Management               AA-/Aa3/AA-       105,215        8.9%       1,020,312       6.5%          9.70      12/31/2016
Contigroup Companies         NR/NR/NR          34,376        2.9%         745,380       4.8%         21.68      3/31/2008
US Fitness LLC               NR/NR/NR          72,650        6.1%         733,044       4.7%         10.09      11/30/2020
                                            -----------------------------------------------------------------
TOTAL LARGEST TENANTS                         569,294       48.1%   $   8,715,912      55.9%       $ 15.31
Remaining Tenants                             420,182       35.5%       6,865,032      44.1%         16.34
Vacant Space                                  194,956       16.5%               0       0.0%          0.00
                                            -----------------------------------------------------------------
TOTAL ALL TENANTS                           1,184,432      100.0%   $  15,580,944     100.0%       $ 13.15
---------------------------------------------------------------------------------------------------------------------------

_____________
(1)   Certain ratings are those of a related company whether or not the related company guarantees the lease.

(2)   Includes 35,545 sf on the 31st floor being vacated by Deutsche Bank. Fifth
      Third has executed a lease commencing 10/1/2008.

      The following table presents certain information relating to the lease rollover schedule at the 222 South Riverside Property:

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 19 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 222 SOUTH RIVERSIDE PLAZA
--------------------------------------------------------------------------------

                                                LEASE EXPIRATION SCHEDULE(1)
------------------------------------------------------------------------------------------------------------------------------

                                                                                                   % OF TOTAL     ANNUALIZED
                                                                  CUMULATIVE OF    ANNUALIZED      ANNUALIZED     BASE RENT
YEAR ENDING DECEMBER 31,        EXPIRING NRSF   % OF TOTAL NRSF    TOTAL NRSF     BASE RENT($)     BASE RENT     ($ PER NRSF)
------------------------        -------------   ---------------   -------------   ------------    ------------   ------------

2006                                 13,093           1.1%             1.1%       $     75,360         0.5%        $  5.76
2007                                  9,494           0.8%             1.9%            205,716         1.3%          21.67
2008                                 37,738           3.2%             5.1%            809,088         5.2%          21.44
2009                                 14,181           1.2%             6.3%            133,164         0.9%           9.39
2010                                 92,586           7.8%            14.1%          1,548,984         9.9%          16.73
2011                                 86,609           7.3%            21.4%          1,465,860         9.4%          16.93
2012                                 20,000           1.7%            23.1%            420,000         2.7%          21.00
2013                                125,166          10.6%            33.7%          2,142,780        13.8%          17.12
2014                                 96,381           8.1%            41.8%          1,584,780        10.2%          16.44
2015                                 27,779           2.3%            44.2%            472,452         3.0%          17.01
2016 & Thereafter                   466,449          39.4%            83.5%          6,722,760        43.1%           9.00
Vacant                              194,956          16.5%           100.0%                  0         0.0%           0.00
                                ---------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.                   1,184,432         100.0%                        $ 15,580,944       100.0%        $ 13.15
------------------------------------------------------------------------------------------------------------------------------

___________________
(1)   Calculated based on approximate square footage occupied by each tenant.

o     THE BORROWER. The borrower is Behringer Harvard South Riverside, LLC, a special purpose, bankruptcy remote entity with two independent directors.
      Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 222 South Riverside Loan. The sponsor of the borrower is Behringer Harvard REIT I, Inc. ("BEHRINGER
      HARVARD"). Behringer Harvard is a private REIT sponsored by the Dallas,
      Texas based Behringer Harvard. Behringer Harvard Funds is the sponsor of various private real estate limited partnerships, private REIT investments and tenant-in-common investments. Formed by the merger in 1989 of
      Behringer Partners and Harvard Property Trust, Inc., Behringer Harvard
      Funds has extensive experience in all facets of commercial real estate investment and management. According to Behringer Harvard Funds' marketing materials and SEC filings, Behringer Harvard Funds currently owns and manages over 9.5 million square feet of office, 626 hotel rooms and 642 multifamily units. Through its family of 7 separate funds Behringer
      Harvard Funds has approximately $2 billion in total assets across all funds.

o     ESCROWS. The loan documents provide for the establishment of certain adjustable escrows, reserves and subaccounts respecting the 222 South
      Riverside Property:

      (i)     222 South Riverside Loan DSCR Earnout Reserve: $10,000,000 has
              been deposited into the "222 SOUTH RIVERSIDE LOAN DSCR EARNOUT
              RESERVE." Such amount will be held by lender until the 222 South
              Riverside Property satisfies a debt service coverage ratio requirement of at least 1.20x assuming (a) NOI is measured using
              (i) annualized base rents and recoveries (rather than actual rental revenues for the trailing twelve month period), (ii)
              leasing and capital cost adjustments totaling $1.00 psf, (iii)
              market vacancy adjustments not to exceed 10% and (iv) adjustments to expenses to reflect any increase in annualized expenses resulting from new leases and (b) debt service for the applicable period of calculation equals $12,324,020.

      (ii)    222 South Riverside Loan Rollover Reserve: $10,000,000 has been deposited into the 222 "SOUTH RIVERSIDE LOAN ROLLOVER RESERVE."
              The borrower must also deposit lease termination payments received by borrower into the reserve. The 222 South Riverside Loan
              Rollover Reserve will be disbursed by Lender upon borrower's request for certain approved leasing expenses with respect to leases entered into after the date of the loan agreement upon satisfaction of disbursement conditions set forth in the loan agreement and up to $1,500,000 may be disbursed from the 222 South
              Riverside Loan Rollover Reserve as rent abatement periods expire under certain tenant leases. With respect to the first $10,000,000 in disbursements: (a) the borrower is only entitled to a
              disbursement equal to 50% of the related leasing expenses or rent abatement amount, as applicable, and, in the case of leasing expenses, borrower must pay the remaining 50% portion of such leasing expenses from its own funds; and (b) the rollover reserve guaranty described below is reduced dollar for dollar by the same amount (i.e. 50% of the related leasing expenses or rent
              abatements). The borrower has the right, pursuant to the

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 20 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 222 SOUTH RIVERSIDE PLAZA
--------------------------------------------------------------------------------

              requirements of the loan documents, to provide lender with a letter of credit in favor of the lender in substitution for the then-undisbursed balance in the rollover reserve subaccount.

      (iii)   222 South Riverside Loan TI/LC Reserve: $5,947,407.07 has been deposited into the "222 SOUTH RIVERSIDE LOAN TI/LC RESERVE." The
              222 South Riverside Loan TI/LC Reserve will be disbursed by Lender upon borrower's request to pay certain specified tenant
              improvement costs and expenses and leasing commissions as the same are incurred or become due under the related leases upon
              satisfaction of disbursement conditions set forth in the loan agreement. A letter of credit in favor of the lender may be substituted for the 222 South Riverside Loan TI/LC Reserve.

      (iv)    Behringer Harvard (the "222 SOUTH RIVERSIDE LOAN GUARANTOR") has
              provided lender with a guaranty in lieu of certain escrows and reserves (the "222 SOUTH RIVERSIDE LOAN GUARANTY").

                    i.      The 222 South Riverside Loan Guaranty provides for
                    an initial aggregate guaranteed limit amount (subject to
                    adjustment during the loan's term) of $16,767,547, which
                    guarantees the following: (i) an initial rollover reserve
                    offset amount of $10,000,000; (ii) an initial required
                    repairs reserve offset amount of $300,000; (iii) an initial capital reserve offset amount of $236,886; and (iv) an
                    initial tax and insurance reserve offset amount of
                    $6,230,661 (comprised of (1) a $5,887,876 tax reserve
                    component, and (2) a $342,785 insurance reserve component).

                    ii.     The 222 South Riverside Loan Guaranty covers the
                    payment and performance in full of certain required repairs, and upon an event of default under the loan documents,
                    requires the 222 South Riverside Loan Guarantor to pay
                    lender an amount equal to the guaranty limit amount. Upon
                    proper completion of the required repairs, and provided no event of default under the loan documents then-exists, the required repairs reserve offset amount will be reduced to
                    zero, with a dollar for dollar reduction of the guaranty
                    limit amount.

                    iii.    In lieu of an additional $10,000,000 to be initially
                    deposited into the 222 South Riverside Loan Rollover
                    Reserve, the 222 South Riverside Loan Guaranty covers the
                    payment and performance in full of certain approved leasing expenses respecting leases executed after the closing of the
                    222 South Riverside Loan, and upon an event of default under the loan documents, requires the 222 South Riverside Loan
                    Guarantor to pay lender an amount equal to the guaranty
                    limit amount.

                    iv.     The 222 South Riverside Loan Guaranty covers the
                    payment in full of ongoing taxes, insurance and approved
                    capital costs. Upon an event of default under the loan
                    documents, the borrower is required to commence monthly
                    deposits to the related subaccounts.

o     LOCK BOX AND CASH MANAGEMENT. The 222 South Riverside Loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct tenants to pay their rents directly to a lender controlled account. On each regularly scheduled payment date, any amounts remaining in the lender controlled account, after payment of debt service and required reserves (if any), are returned to the borrower, unless (i)
      an event of default is continuing under the loan agreement, or (ii) the debt service coverage ratio is less than 1.10x for any calendar quarter, in either which case excess cash flow, after funding an additional reserve to pay budgeted operating expenses, will be swept (the "222 SOUTH
      RIVERSIDE CASH SWEEP") and held in a lender-controlled account as additional collateral for the 222 South Riverside Loan. The additional collateral will be released and the 222 South Riverside Cash Sweep will terminate when either (i) such event of default no longer exists, or (ii)
      the debt service coverage ratio increases above 1.10x for two consecutive calendar quarters, as applicable.

o     PROPERTY MANAGEMENT. The property manager is Trammel Crow Services, Inc.
      ("TCS"), which is a submanager engaged by HPT Management Services LP, a
      Texas limited partnership ("HPT"), the prime property manager and an affiliate of the borrower, to perform the day to day management services at the 222

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 21 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 222 SOUTH RIVERSIDE PLAZA
--------------------------------------------------------------------------------

      South Riverside Property. Unless sooner terminated, the property management agreement between HPT and TCS has a seven year term, which commenced on May 29, 2003. The agreement provides for automatic renewals for successive one year periods, unless terminated by either party with at least 30 days' written notice. HPT and the borrower have delivered a consent and subordination agreement respecting their prime management agreement in favor of lender, with the consent of TCS. The consent provided by TCS in favor of lender expressly provides that lender has the right (without limitation of any other rights and remedies that may then be available to lender) to require the termination of the HPT management agreement with respect to the 222 South Riverside Property under certain circumstances (including, without limitation, if either (i) HPT is in default under the prime management agreement, (ii) upon the gross negligence, malfeasance or willful misconduct of HPT, or (iii) there has occurred and is continuing an event of default) and, in any such event, the management agreement between HPT and TCS will also be automatically terminated. Lender also has the right, upon any failure to maintain, as of any two (2) consecutive calendar quarters, a debt service coverage ratio of at least 1.01x for the 222 South Riverside Property, to require the borrower to terminate (or to cause HPT to terminate) the management agreement between TCS and HPT with respect to the 222 South Riverside
      Property. The contractual management fee payable to TCS under its management agreement with HPT is equal to 2% of collected gross revenues from the 222 South Riverside Property, and the contractual management fee payable to HPT under its prime management agreement with the borrower is equal to 3% of collected gross revenues from the 222 South Riverside
      Property.

o     MEZZANINE OR SUBORDINATE INDEBTEDNESS. There is currently no mezzanine financing or subordinate indebtedness. The equity owners of the borrower may obtain a mezzanine loan in the future, the proceeds of which may be used solely to make a capital contribution to the borrower, and in turn used by the borrower to pay for leasing and tenant improvement costs for new leases, so long as the mezzanine loan: (i) is an amount that when added to the 222 South Riverside Loan will result in a combined loan to value (based on a FIRREA appraisal) of not more than 80%, (ii) will result in a minimum aggregate debt service coverage ratio of not less than 1.00x,
      (iii) is secured by a pledge of all or a portion of the direct or indirect equity ownership interests in the borrower or any other collateral that is not collateral for the 222 South Riverside Loan, (iv) creates no obligations or liabilities on the part of the borrower and does not result in any lien on any portion of the 222 South Riverside Property, (v) has a term expiring on or after the stated maturity date for the 222 South
      Riverside Loan and (vi) is otherwise on terms and conditions reasonably acceptable to lender and evidenced by loan documents which have been reasonably approved by lender. Additionally, the mezzanine lender must enter into an intercreditor agreement in form approved by lender (which approval shall not be unreasonably withheld, conditioned or delayed so long as the intercreditor agreement is otherwise in conformance with rating agency approved forms for intercreditor agreements). The borrower must also receive written confirmation from each rating agency that the mezzanine loan will not have an adverse effect on the ratings of any class of 2006-GG8 Certificates.

o     TERRORISM INSURANCE. The 222 South Riverside Property is insured against acts of terrorism as part of its "all-risk" property coverage. The loan documents require the borrower to maintain terrorism insurance in an amount equal to 100% of the replacement cost of the 222 South Riverside
      Property, provided that such coverage is available. If terrorism coverage is not included as part of borrower's "all risk" property policy, borrower is required to obtain coverage for terrorism (as stand alone coverage) in an amount equal to one hundred percent (100%) of the replacement cost of the 222 South Riverside Property, provided that such coverage is available, except that, with respect to any such stand-alone terrorism policy, borrower is not required to pay terrorism insurance premiums in an amount greater than the premiums payable with respect to borrower's "all risk" policy for the last policy year in which coverage for terrorism was included as part of the "all risk" property policy (with an annual CPI adjustment). If the terrorism insurance premiums exceed the specified terrorism premium cap, lender may, at its option (1) purchase such stand-alone terrorism policy, with borrower paying the premiums up to the cap and the lender paying the excess or (2) modify the deductible amounts, policy limits and other required policy terms to reduce the terrorism insurance premiums to the specified terrorism premium cap. See "Risk
      Factors--Property Insurance" in the Prospectus Supplement.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 22 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - POINTE SOUTH MOUNTAIN RESORT
--------------------------------------------------------------------------------

               [3 PHOTOS OF POINTE SOUTH MOUNTAIN RESORT OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 23 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - POINTE SOUTH MOUNTAIN RESORT
--------------------------------------------------------------------------------

        [MAP INDICATING LOCATION OF POINTE SOUTH MOUNTAIN RESORT OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 24 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - POINTE SOUTH MOUNTAIN RESORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

 Number of Mortgaged Real Properties                                          1
 Location (City/State)                                         Phoenix, Arizona
 Property Type                                                      Hospitality
 Size (rooms)                                                               640
 Percentage Occupancy as of August 31, 2006                               80.8%
 Year Built / Renovated                                             1987 / 2005
 Appraisal Value                                                   $246,000,000
 Underwritten Occupancy                                                   75.2%
 Underwritten Revenues(1)                                           $72,594,036
 Underwritten Total Expenses(1)                                     $52,652,263
 Underwritten Net Operating Income (NOI)(1)                         $19,941,773
 Underwritten Net Cash Flow (NCF)(1)                                $17,763,952
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

 Originator                                                                GCFP
 Cut-off Date Principal Balance                                    $190,000,000
 Cut-off Date Principal Balance PSF/Unit                               $296,875
 Percentage of Initial Mortgage Pool Balance                               4.4%
 Number of Mortgage Loans                                                     1
 Type of Security                                        Fee Simple / Leasehold
 Mortgage Rate                                                           6.680%
 Original Term to Maturity (Months)                                         120
 Original Amortization Term (Months)                      60 IO; 360 thereafter
 Cut-off Date LTV Ratio                                                   77.2%
 LTV Ratio at Maturity                                                    72.9%
 Underwritten DSCR on NOI(1)                                              1.36x
 Underwritten DSCR on NCF(1)                                              1.21x
--------------------------------------------------------------------------------

____________
(1)   The Pointe South Mountain Resort Loan includes a letter of credit of $35 million ($54,688 per key) to fund planned property renovations, including
      $20 million for room renovations and $15 million for common area upgrades, all projected to increase cash flow. The GCFP underwritten NCF, consistent with the appraisal, utilized a RevPar of $150.40, 12.1% above the RevPar for the twelve months trailing through August 2006. The GCFP underwritten
      NCF excludes potential future income from the development of the villas at the Pointe South Mountain Property, which the borrower believes is likely to result in additional cash flow for the benefit of the Pointe South
      Mountain Resort Loan.

      o     THE LOAN. The mortgage loan (the "POINTE SOUTH MOUNTAIN RESORT
            LOAN") is evidenced by a single note and is secured by a first mortgage encumbering a 640-room, all suite resort lodging facility located on 7777 South Pointe Parkway in Phoenix, Arizona (the
            "POINTE SOUTH MOUNTAIN RESORT PROPERTY"). The Pointe South Mountain
            Resort Loan represents approximately 4.4% of the initial mortgage pool balance. The Pointe South Mountain Resort Loan was originated on July 31, 2006, had an original principal balance of $190,000,000, a principal balance as of the cut-off date of $190,000,000, and an interest rate of 6.680 per annum%. The DSCR and LTV on the Pointe
            South Mountain Resort Loan are 1.21x and 77.2%, respectively. The proceeds of the Pointe South Mountain Resort Loan were used to acquire the Pointe South Mountain Resort Property.

            The Pointe South Mountain Resort Loan has an initial term of 120 months and a remaining term of 118 months. The Pointe South Mountain
            Resort Loan is interest-only for the first 60 months and amortizes thereafter on a 360-month schedule, with required monthly payments of $1,223,508.59. The scheduled maturity date is August 6, 2016.
            Voluntary prepayment of the Pointe South Mountain Resort Loan is prohibited prior to the payment date of May 6, 2016 and is permitted on such payment date and thereafter without penalty. Defeasance with
            United States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted from November 6, 2008.

      o     THE PROPERTY. The Pointe South Mountain Resort Property is an AAA
            four diamond resort lodging facility located on 7777 South Pointe
            Parkway in Phoenix, Arizona. The Pointe South Mountain Resort
            Property is the fourth largest resort hotel in Phoenix in terms of size and meeting space. The Pointe South Mountain Resort Property features 640 suite-guestrooms (531,132 square foot) within 14 buildings, 1,487 parking spaces, three restaurants, three bars, two snack shops, a coffee shop, 55,690 square feet of meeting space, six outdoor pools (including a lap pool and a wave pool), two indoor whirlpools, a water park, an athletic club, a spa, a hair and nail salon, equestrian stables, an 18-hole golf course, five tennis courts, a sand volleyball court, a basketball court, a croquet lawn, a lobby gift shop, and a golf pro shop.

            The Pointe South Mountain Resort Property was built in 1987 and has undergone renovations over the past five years, including the construction of the Oasis Water Park. In addition, approximately $35 million has been budgeted for a property-wide renovation, which is being secured by a $35 million letter of credit from Wells Fargo
            Bank, N.A. (which may be replaced with cash or certain securities as described below). During the room renovations, blocks of 64 rooms are expected to be placed out of service at a time. Following the completion of at least 75% of the renovation work and the
            satisfaction of certain conditions set forth in the loan documents, including depositing with the lender a letter of credit in the amount of

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 25 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - POINTE SOUTH MOUNTAIN RESORT
--------------------------------------------------------------------------------

            125% of the estimated construction cost and demonstrating to the lender's reasonable satisfaction that the construction will not have a material adverse effect on the value or use of the Pointe South
            Mountain Resort Property, the borrower has the right to construct a conference facility and certain other projects identified in the
            Pointe South Mountain Resort Loan documentation including
            construction of a structured parking facility, removal and replacement of the Human Resources Building on the resort site, the expansion of the Oasis Water Park and the replacement of the Aunt
            Chilada's and Latitude 30 restaurants with other commercial or resort uses.

            The Pointe South Mountain Resort Property is a combined fee simple and leasehold interest on 150 acres of the larger 164-acre resort site. Approximately 14 acres comprising six parcels have been sold to a separate entity for the development of approximately 200 for-sale villas, although the parcels will remain as part of the loan collateral until conditions of release are satisfied with respect to each parcel as described under "--Release Parcels" below.
            Of the 150 acres, 28 acres of the golf course are leased from the
            City of Phoenix for $100.00 annually. The ground lease expires on
            July 30, 2022, with one 35-year renewal option. The Pointe South
            Mountain Resort Loan documents permit the borrower to acquire fee title to land adjacent to the Pointe South Mountain Resort Property provided the borrower satisfies certain conditions set forth in the
            Pointe South Mountain Resort Loan documents, including the payment by the borrower of 100% of the acquisition costs for such adjacent land from new equity and the grant to the lender under the Pointe
            South Mountain Resort Loan of an insured first priority deed-of trust lien encumbering such acquired adjacent land.

            The following table presents certain historical operating
            performance relating to the Pointe South Mountain Resort Property:

            --------------------------------------------------------------------
                YEAR         AVERAGE DAILY RATE    OCCUPANCY %       REV PAR
                2002              $146.90             66.1%          $ 97.07
                2003              $145.94             68.8%          $100.38
                2004              $146.63             75.2%          $110.23
                2005              $156.10             78.2%          $122.08
            TTM - 8/31/06         $166.02             80.8%          $134.17
             Budget 2007          $175.00             80.4%          $140.63
             Underwritten         $200.00             75.2%          $150.40
            --------------------------------------------------------------------

      o     THE BORROWER. The borrower, Pointe South Mountain Resort, L.L.C, a
            Delaware limited liability company, is a special-purpose,
            bankruptcy-remote entity, with an independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Pointe South Mountain Resort
            Loan. The sole managing member of the borrower is Middle Mountain,
            L.L.C, a special purpose, bankruptcy-remote, Delaware limited liability company, with an independent director. The sponsor of the borrower is Grossman Company Properties, Inc., who for the past 43 years has been a leading real estate developer in the Western United
            States, with a particular focus in Phoenix, Arizona, Southern
            California and Boise, Idaho. Since 1964, Grossman Company
            Properties, Inc. has owned, developed and managed real estate projects totaling more than 13.0 million square feet. Over the past
            25 years, Grossman Company Properties, Inc. has developed, constructed and renovated a variety of hotel properties under the
            Sheraton, Marriott and Hilton brands as well as independent properties including the historic Arizona Biltmore Resort & Spa. Sam
            Grossman is the owner and founder of Grossman Company Properties and has been involved in the ownership, development and management of hotel, office and retail projects over the past 43 years. Mr.
            Grossman reports a net worth of over $400 million. Grossman Company
            Properties, Inc. guaranteed the non-recourse carveouts of the Pointe
            South Mountain Resort Loan.

      o     RELEASE PARCELS. The borrower may, without any payment to the lender under the Pointe South Mountain Resort Loan, obtain the release of any of the six release parcels from the deed of trust in order to convey such release parcel in accordance with a contract of sale between the borrower and an affiliate of the borrower. The borrower affiliate is expected to develop the release parcels as for-sale
            Villas. Few or no improvements exist on the release parcels, and any improvements that are situated on a release parcel are

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 26 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - POINTE SOUTH MOUNTAIN RESORT
--------------------------------------------------------------------------------

            not material to the operation of the resort. Upon release of a parcel, the developer has the right to build villas on such parcel, and to sell such villas as condominium units to third parties. A
            Master Declaration of Covenants, Conditions and Restrictions was
            recorded against the resort property and the release parcels, which declaration provides for, among other things, cross-easements and certain restrictions on the use of release parcels and for certain protections in favor of the resort. The borrower or its agent may enter into a rental pool agreement with one or more villa
            condominium unit owners under which borrower may make participating villas available for rent as a nightly accommodation forming part of the hotel. Any such rental pool arrangement will provide for payment to the borrower of not less than 40% of the rental income. Such income to the borrower from any rental pool arrangement will be considered rent under the loan documents and is subject to the cash management provisions provided under the loan documents. The appraisal obtained for the Pointe South Mountain Resort Property did not attribute any value to the release parcels.

      o     ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance. In addition, the loan documents also provide for collection of a minimum of 2% of revenues from December
            2008 through November 2009 and 4% of revenues thereafter as an ongoing FF&E and capital-expenditure reserve. The borrower has posted a letter of credit in the amount of $35 million to secure the planned renovations to the Pointe South Mountain Resort Property.
            The borrower has the right to replace such letter of credit with either cash funds or with certain types of securities, including
            U.S. Government Securities, Ginnie Mae and Fannie Mae securities and certain other investments, in each case with maturities of 90 days or less, and has the right to reduce the collateral for the renovation work on a dollar-for-dollar basis as it expends funds for the renovation work.

      o     LOCK BOX AND CASH MANAGEMENT. The Pointe South Mountain Resort Loan
            requires a hard lock box, which is already in place. The loan documents require that all hotel revenue and rents be paid directly into a clearing account. Additionally, any rents received by the borrower or the manager must be deposited into the clearing account within one business day after receipt. On a daily basis, funds from the clearing account are swept into a borrower-controlled account, unless a Cash Management Period is in effect. A "CASH MANAGEMENT
            PERIOD" is a period during which (i) an event of default (as defined in the loan documents) is continuing, until such event of default is cured, or (ii) the DSCR is less than 1.00x for any the first eight calendar quarters or less than 1.10x for any calendar quarter thereafter or (iii) an approved mezzanine loan is outstanding.
            During the continuance of a Cash Management Period, all available cash after payment of debt service, operating expenses, required reserves and debt service under an approved mezzanine loan, is required to be deposited into a lender-controlled account and held as additional cash collateral for the Pointe South Mountain Resort
            Loan and may be applied to prepay the Pointe South Mountain Resort
            Loan during the continuance of an event of default.

      o     PROPERTY MANAGEMENT. South Mountain Hotel, LLC, an affiliate of the borrower, is the property manager of the Pointe South Mountain
            Resort Property. The property manager receives (i) a management fee equal to 3% of the gross revenue and (ii) a construction fee of 5%
            of the aggregate cost to the borrower for materials, equipment and labor furnished by third parties with respect to the budgeted renovations, but excluding the cost of soft goods in common use such as linens, bed spreads, but including such items as curtains and draperies and case goods such as furniture, television sets and wall decorations. The lender under the Pointe South Mountain Resort Loan may replace the property manager if (i) the borrower fails to maintain a DSCR of at least 1.00x (provided that the lender cannot terminate the property manager for failure of such DSCR test if the borrower has deposited and is maintaining additional cash collateral with the lender under the Pointe South Mountain Resort Loan in the amount of $1,223,508) , (ii) an event of default is continuing under the Pointe South Mountain Resort Loan, (iii) the property manager is in default under the management agreement, or (iv) upon malfeasance or willful misconduct, or more than one instance of gross negligence of the property manager.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 27 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - POINTE SOUTH MOUNTAIN RESORT
--------------------------------------------------------------------------------

      o     MEZZANINE OR SUBORDINATE INDEBTEDNESS. There is currently no mezzanine or subordinate indebtedness. The loan documents permit mezzanine financing from an Approved Mezzanine Lender (defined below) to the holder or holders of all of the direct and indirect ownership interests in the borrower, provided that the Approved
            Mezzanine Lender enters into an intercreditor agreement with lender, the borrower delivers written confirmation that the mezzanine loan will not have an adverse effect on any class of the GG8
            certificates, and that the approved mezzanine loan: (i) has a fixed rate of interest (or a floating rate together with an interest rate cap that effectively fixes the rate of interest for the entire term thereof) and be in a principal amount which, when added to the principal amount of the Pointe South Mountain Resort Loan, will result in a combined loan to "as is" appraised value of the Pointe
            South Mountain Resort Property (excluding the release parcels) of no more than 85%; (ii) will result in a minimum combined debt service coverage ratio of not less than 1.10x (taking into account both the mezzanine loan and the Pointe South Mountain Resort Loan) , (iii) is secured only by a pledge of all or a portion of the direct and/or indirect ownership interests in borrower or any other collateral not mortgaged or pledged to the lender under the Pointe South Mountain
            Resort Loan, (iv) creates no obligations or liabilities on the part of the borrower and results in no liens on any portion of the Pointe
            South Mountain Resort Property, (v) has a term expiring on or after the stated maturity date for the Pointe South Mountain Resort Lona and (vi) the mezzanine loan is on terms and conditions reasonably acceptable to the lender under the Pointe South Mountain Resort Loan and evidenced by loan documents which have been reasonably approved by the lender under the Pointe South Mountain Resort Loan. An
            "APPROVED MEZZANINE LENDER" means any bank, savings and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund, pension advisory firm, mutual fund, government entity or plan, investment company or institution substantially similar to any of the foregoing, provided in each case that such institution: (i) has total assets (in name or under management) in excess of $600,000,000 and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder's equity in excess of $250,000,000, (ii) is regularly engaged in the business of making or owning commercial real estate loans or operating commercial mortgage properties and (iii) has been reasonably approved by lender and the rating agencies.

      o     TERRORISM INSURANCE. The loan documents require the borrower to obtain and maintain terrorism insurance in an amount equal to 100%
            of the full replacement cost of the Pointe South Mountain Resort
            Property, provided that such coverage is available as part of the
            "all risk" property coverage. In the event that terrorism insurance is not included as part of the "all risk" property policy, the borrower is nevertheless required to obtain coverage for terrorism
            (as stand alone coverage) in an amount equal to 100% of the full replacement cost of Pointe South Mountain Resort Property, subject to a premium cap in an amount equal to 150% of the aggregate insurance premiums payable with respect to all the property insurance coverage for the last policy year in which coverage for terrorism was included as part of the "all risk" property policy, adjusted annually by a percentage equal to the increase in the
            Consumer Price Index. See "Risk Factors--Property Insurance" in the
            Prospectus Supplement.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 28 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 1441 BROADWAY
--------------------------------------------------------------------------------

                        [PHOTO OF 1441 BROADWAY OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 29 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 1441 BROADWAY
--------------------------------------------------------------------------------

               [MAP INDICATING LOCATION OF 1441 BROADWAY OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 30 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 1441 BROADWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

 Number of Mortgaged Real Properties                                          1
 Location (City/State)                                       New York, New York
 Property Type                                                           Office
 Size (sf)                                                              470,563
 Percentage Occupancy as of October 1, 2006                               99.8%
 Year Built / Renovated                                             1929 / 1976
 Appraisal Value                                                   $245,000,000
 Underwritten Occupancy                                                   96.4%
 Underwritten Revenues                                              $25,065,931
 Underwritten Total Expenses                                        $10,397,799
 Underwritten Net Operating Income (NOI)                            $14,668,132
 Underwritten Net Cash Flow (NCF)                                   $14,111,312
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

 Originator                                                                GCFP
 Cut-off Date Principal Balance                                    $183,000,000
 Cut-off Date Principal Balance PSF/Unit                                $388.90
 Percentage of Initial Mortgage Pool Balance                               4.2%
 Number of Mortgage Loans                                                     1
 Type of Security                                                    Fee Simple
 Mortgage Rate                                                           5.891%
 Original Term to Maturity (Months)                                         120
 Original Amortization Term (Months)                              Interest Only
 Cut-off Date LTV Ratio                                                   74.7%
 LTV Ratio at Maturity                                                    74.7%
 Underwritten DSCR on NOI                                                 1.34x
 Underwritten DSCR on NCF                                                 1.29x
--------------------------------------------------------------------------------

      o     THE LOAN. The mortgage loan (the "1441 BROADWAY LOAN") is evidenced by a single note and is secured by a first mortgage encumbering an office building located at 1441 Broadway, New York, New York (the
            "1441 BROADWAY PROPERTY"). The 1441 Broadway Loan represents approximately 4.2% of the initial mortgage pool balance. The 1441
            Broadway Loan was originated on August 31, 2006, had an original principal balance and a principal balance as of the cut-off date of
            $183,000,000, and an interest rate of 5.891% per annum. The DSCR and
            LTV on the 1441 Broadway Loan are 1.29x and 74.7%, respectively. The proceeds of the 1441 Broadway Loan were used to defease an existing loan.

            The 1441 Broadway Loan had an initial term of 120 months and has a remaining term of 119 months. The 1441 Broadway Loan requires payments of interest only for the entire term.. The scheduled maturity date is September 6, 2016. Voluntary prepayment of the 1441
            Broadway Loan is prohibited prior to the payment date of July 6,
            2016 and permitted thereafter without penalty. Defeasance with
            United States government securities is permitted from November 6,
            2008.

      o     THE PROPERTY. The 1441 Broadway Property is a 470,563 square foot pre-war 33-story (there is no 13th floor) multi-tenant office building that is located on 41st Street between Broadway and Seventh
            Avenue in New York City, New York. The 1441 Broadway Property was
            built in 1929 and underwent a substantial renovation in the mid-1970's, when the largest tenant, Liz Claiborne, Inc. first took occupancy. The building is located 1-block south of Times Square with northern exposure along 41st Street and maintains a
            wedding-cake setback design that begins to recede above the 17th floor. The average floor plates are between 17,000 and 18,813 sf between floors 2 and 17 and between 3,750 sf and 14,065 sf on the highest floors. The building houses eight passenger elevators and five freight elevators. The floors have 15 foot column spacing and
            270 degree views along Broadway, West 41st Street and 7th Avenue.
            The 1441 Broadway Property is located near various restaurants and entertainment venues. Additionally, the 1441 Broadway Property has access to public transportation via the west side subway lines, the
            42nd Street subway shuttle, cross-town buses and is within walking distance of both Penn Station and Grand Central Station.

            As of October 1, 2006, the 1441 Broadway Property was 99.8%
            occupied. The property has maintained occupancy levels of greater than 95% over the past ten years. The largest tenant, Liz Claiborne,
            Inc. (75.6% of total rentable area) leases floors 2 through 22, in which it maintains its corporate headquarters and showroom spaces.
            Liz Claiborne, Inc. has maintained a presence in the building for almost 30 years and has maintained its corporate headquarters in the building for more than 20 years. It has been reported by the borrower that Liz Claiborne, Inc. has invested over $45 million at the 1441 Broadway Property in both tenant improvements and infrastructure, including, among other things, providing its own air conditioning and electrical systems.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 31 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 1441 BROADWAY
--------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the 1441 Broadway Property:

---------------------------------------------------------------------------------------------------------------------

                                                                             % OF TOTAL     ANNUALIZED
                        CREDIT RATING                        ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                        (FITCH/MOODY'S   TENANT     % OF    UNDERWRITTEN    UNDERWRITTEN    BASE RENT       LEASE
     TENANT NAME          / S&P)(1)       NRSF      NRSF    BASE RENT ($)    BASE RENT      ($ PER SF)    EXPIRATION
---------------------   --------------   -------   ------   -------------   ------------   ------------   ----------

Liz Claiborne Inc        NR/Baa2/BBB     347,938    73.9%   $  12,467,681       68.4%        $ 35.83         (2)
Office Depot Inc         NR/Baa3/BBB      19,451     4.1%       1,250,000        6.9%          64.26      12/1/2014
Norton McNaughton of
   Squire Inc            NR/Baa3/BBB      13,691     2.9%         615,960        3.4%          44.99       7/1/2007
Gloria Vanderbilt
   Apparel Co              NR/NR/NR       12,730     2.7%         522,845        2.9%          41.07         (3)
                                         --------------------------------------------------------------
TOTAL LARGEST TENANTS                    393,810    83.7%   $  14,856,487       81.5%        $ 37.73
Remaining Tenants                         75,753    16.1%       3,380,353       18.5%          44.62
Vacant Space                               1,000     0.2%
                                         --------------------------------------------------------------
TOTAL ALL TENANTS                        470,563   100.0%   $  18,236,840      100.0%        $ 38.76
---------------------------------------------------------------------------------------------------------------------

______________________
(1)   Certain ratings are those of a related company whether or not the related company guarantees the lease.

(2)   Liz Claiborne, Inc. has one lease expiring on 1/31/2009 (54,378 sf) and one lease expiring on 12/31/2012 (293,560 sf).

(3)   Gloria Vanderbilt Apparel Co. has one lease expiring on 1/31/2007 (7,300
      sf) and one lease expiring on 7/31/2007 (5,430 sf).

      The following table presents certain information relating to the lease rollover schedule at the 1441 Broadway Property:

                                            LEASE EXPIRATION SCHEDULE(1)
---------------------------------------------------------------------------------------------------------------------

                                                                                          % OF TOTAL     ANNUALIZED
                                                                          ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                                EXPIRING      % OF       CUMULATIVE      UNDERWRITTEN    UNDERWRITTEN    BASE RENT
YEAR ENDING DECEMBER 31,          NRSF     TOTAL NRSF   OF TOTAL NRSF    BASE RENT ($)    BASE RENT       ($ PER SF)
-------------------------       --------   ----------   -------------    -------------   ------------   ------------

2006                              5,811        1.2%          1.2%        $    189,376         1.0%       $  32.59
2007                             98,121       20.9%         22.1%           3,391,735        18.6%          34.57
2008                              1,385        0.3%         22.4%              59,555         0.3%          43.00
2009                                759        0.2%         22.5%             154,642         0.8%         203.74
2010                             16,578        3.5%         26.1%             693,123         3.8%          41.81
2011                              3,140        0.7%         26.7%             177,017         1.0%          56.37
2012                            312,029       66.3%         93.0%          11,439,798        62.7%          36.66
2013                              2,333        0.5%         93.5%              94,696         0.5%          40.59
2014                             27,599        5.9%         99.4%           1,694,334         9.3%          61.39
2015                                220        0.0%         99.5%              79,000         0.4%         359.09
2016 & Thereafter                 1,588        0.3%         99.8%             263,564         1.4%         165.97
Vacant                            1,000        0.2%        100.0%                   0
                                ------------------------------------------------------------------------------------
TOTAL                           470,563      100.0%                      $ 18,236,840       100.0%       $  38.76
---------------------------------------------------------------------------------------------------------------------

______________________
(1)   Calculated based on approximate square footage occupied by each tenant.

o     THE BORROWER. The borrowers, Lechar Realty Corp. and Lechar Realty, LLC, are each a single-asset, bankruptcy-remote entity with an independent director. Legal counsel to the lender delivered a non-consolidation opinion in connection with the origination of the 1441 Broadway Loan. Each borrower is directly and indirectly owned by and controlled by Leon H.
      Charney. Mr. Charney guaranteed the non-recourse carveouts of the 1441
      Broadway Loan. In connection with the guarantee, Mr. Charney is required to maintain $25,000,000 in net worth and $5,000,000 in liquidity. Mr.
      Charney is a New York based attorney and real estate investor who has invested in New York City commercial real estate since 1980. The 1441
      Broadway Property was purchased from Jerome and Myron Minskoff in 1981.
      The majority of Mr. Charney's buildings have been located within the
      Garment District in New York and he has significant experience owning and managing buildings in this area and has long-standing relationships with various garment district tenants. The borrowers are affiliated with the borrower under the mortgage loan identified herein and on Annex C-1 to the prospectus supplement as 1410 Broadway, which mortgage loan is also an asset of the trust.

o     ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance premiums. The borrowers deposited $2,145,570 into a reserve account to pay for approved tenant improvement costs

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 32 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 1441 BROADWAY
--------------------------------------------------------------------------------

      anticipated under an anticipated lease to Jones New York or, if the Jones
      New York lease is not consummated, any other tenant. Additionally, the loan documents require the borrowers to make monthly payments totaling
      $115,089 per year for replacement reserves, provided, however, the borrowers are only be required to make such payment on a Payment Date on which the aggregate amount then on deposit is below $350,000, and $166,200 per year for tenant and leasing commissions. The borrowers are also required to deposit any lease termination payments and security deposits applied or other payments received on account of lease defaults or lease terminations into a tenant improvement and leasing commission reserve. The loan documents also provide for an additional springing tenant improvement and leasing commission reserve (the "LIZ CLAIBORNE RESERVE") in the event that (i) the lease to Liz Claiborne, Inc. (the "LIZ CLAIBORNE LEASE") is cancelled or terminated prior to December 31, 2012, (ii) Liz Claiborne,
      Inc. (or any successor or assign) ceases to operate its business at the
      1441 Broadway Property, (iii) Liz Claiborne, Inc. (or any successor or assign) fails to make any regularly scheduled rental payments under the
      Liz Claiborne Lease, or (iv) Liz Claiborne, Inc. (or any successor or assign) becomes the subject of an insolvency proceeding. The Liz Claiborne
      Reserve will also be automatically triggered on August 31, 2010 irrespective of the events referred to above. Upon a Liz Claiborne Reserve trigger, excess cash flow from the 1441 Broadway Property will be swept into the Liz Claiborne Reserve until such time as Liz Claiborne. Inc.
      renews or extends the Liz Claiborne Lease, the space subject to the Liz
      Claiborne Lease has been re-leased and/or lender has determined that sufficient funds exist in the Liz Claiborne Reserve to pay for anticipated tenant improvement costs and leasing commissions with respect to such space. If the Liz Claiborne Reserve was triggered due to (a) clause (iii)
      above, excess cash flow from the 1441 Broadway Property will be swept into the Liz Claiborne Reserve until such time as the failure to pay rent has been cured and has not occurred again for a period of 6 consecutive months, (b) clause (iv) above, excess cash flow from the 1441 Broadway
      Property will be swept into the Liz Claiborne Reserve until such time as such insolvency proceeding has been terminated and the Liz Claiborne Lease has been affirmed, assumed or assigned in a matter satisfactory to lender.

o     LOCK BOX AND CASH MANAGEMENT. The loan requires a soft lock box, which is already in place. The loan documents require that all rents received by the borrowers or the property manager be deposited into a
      lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within one business day after receipt. Unless a 1441 Cash Trap Period is in effect, any amounts in the lender-controlled account are required to be swept on a daily basis into the borrower's operating account. A "1441 CASH TRAP
      PERIOD" means any period during which (i) an event of default (as defined in the loan documents) is continuing, until the event of default is cured,
      (ii) the DSCR (based on actual net cash flow) as of the end of any calendar quarter, is less than 1.05x, until the DSCR minimum threshold has been achieved for two consecutive calendar quarters, and (iii) during any time that the Liz Claiborne Reserve is triggered, as described under
      "Escrows" above.

o     PROPERTY MANAGEMENT. An affiliate of the borrowers, L.H. Charney
      Associates, Inc., is the property manager for the 1441 Broadway Property.
      The lender may replace the property manager (i) if an event of default under the loan agreement is continuing, (ii) if the manager is in material default under the management agreement or (iii) upon the gross negligence, malfeasance or willful misconduct of the manager. The annual management fee is 5% of gross receipts, provided that during a 1441 Cash Trap Period, the annual management fee is capped at 2% of gross receipts. Leasing commissions are payable separately based on a fixed schedule.

o     MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

o     TERRORISM INSURANCE. The 1441 Broadway Property is insured against acts of terrorism as part of its "all-risk" property coverage. The loan documents require the borrowers to maintain terrorism insurance in an amount equal to 100% of the full replacement cost of the 1441 Broadway Property, provided that such coverage is available. In the event terrorism insurance is not included as port of the "all risk" property policy, the borrower will be required to purchase terrorism insurance at a cost up to the
      Terrorism Premium Cap (defined below). If the insurance premiums for such policy exceed the Terrorism Premium Cap, the lender may, at its option (1)

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 33 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 1441 BROADWAY
--------------------------------------------------------------------------------

      purchase such stand-alone terrorism insurance policy, and require that the borrowers pay the portion of the premiums equal to the Terrorism Premium
      Cap or (2) modify the deductible amounts, policy limits and other required policy terms to reduce the insurance premiums payable with respect to such stand-alone terrorism policy to the Terrorism Premium Cap. As used herein,
      "TERRORISM PREMIUM CAP" means an amount which is equal to 150% of the aggregate amount of insurance premiums paid for physical hazard insurance for the last policy year in which coverage for terrorism was included as part of the "all risk" property policy, adjusted annually by a percentage equal to the increase in the Consumer Price Index. See "Risk
      Factors--Property Insurance" in the prospectus supplement.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 34 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - VILLAGE OF MERRICK PARK
--------------------------------------------------------------------------------

                  [4 PHOTOS OF VILLAGE OF MERRICK PARK OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 35 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - VILLAGE OF MERRICK PARK
--------------------------------------------------------------------------------

          [MAP INDICATING LOCATION OF VILLAGE OF MERRICK PARK OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 36 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - VILLAGE OF MERRICK PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

 Number of Mortgaged Real Properties                                          1
 Location (City/State)                                    Coral Gables, Florida
 Property Type                                                           Retail
 Size (sf)                                                              488,554
 Percentage Mall Shops Leased as of June 16, 2006 (1)                     94.2%
 Year Built                                                                2002
 Appraisal Value                                                   $297,000,000
 Underwritten Occupancy                                                   95.0%
 Underwritten Revenues                                              $28,260,492
 Underwritten Total Expenses                                         $9,542,949
 Underwritten Net Operating Income (NOI)                            $18,717,543
 Underwritten Net Cash Flow (NCF)                                   $18,099,843
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

 Originator                                                               GSCMC
 Cut-off Date Principal Balance                                    $169,677,544
 Cut-off Date Principal Balance PSF/Unit                                $347.31
 Percentage of Initial Mortgage Pool Balance                               3.9%
 Number of Mortgage Loans                                                     1
 Type of Security                                                     Leasehold
 Mortgage Rate                                                           5.835%
 Original Term to Maturity (Months)                                          60
 Original Amortization Term (Months)                                        360
 Cut-off Date LTV Ratio                                                   57.1%
 LTV Ratio at Maturity                                                    48.8%
 Underwritten DSCR on NOI                                                 1.56x
 Underwritten DSCR on NCF                                                 1.51x
 Shadow Rating (2)                                                "Baa3"/"BBB-"
--------------------------------------------------------------------------------

______________________
(1)   Percentage Mall Shops Leased includes 109,508 sf of office space.

(2)   Moody's and Fitch have confirmed that the Village of Merrick Park Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "Baa3" by Moody's and "BBB-"
      by Fitch.

o     THE LOAN. The mortgage loan (the "VILLAGE OF MERRICK PARK LOAN") is evidenced by a note in the original principal amount of $170,000,000 and is secured by a first priority leasehold mortgage encumbering a regional shopping mall located in Coral Gables, Florida (the "VILLAGE OF MERRICK
      PARK PROPERTY"). The Village of Merrick Park Loan was originated by
      Goldman Sachs Commercial Mortgage Capital, L.P. and subsequently purchased by Goldman Sachs Mortgage Company. The Village of Merrick Park Loan was
      originated on August 3, 2006 and represents approximately 3.9% of the initial mortgage pool balance. The Village of Merrick Park Loan had an original principal balance of $170,000,000 and has an outstanding principal balance as of the cut-off date of $169,677,544, and an interest rate of 5.835%. The proceeds from the Village of Merrick Park Loan were used to refinance the Village of Merrick Park Property.

      The Village of Merrick Park Loan is a senior interest of a whole mortgage loan (the "VILLAGE OF MERRICK PARK WHOLE LOAN") with an original principal balance of $195,000,000. The junior companion loan to the Village of
      Merrick Park Loan is evidenced by a junior note (the "VILLAGE OF MERRICK
      PARK SUBORDINATE COMPANION LOAN"), with an original principal balance of
      $25,000,000 and an interest rate of 5.835%. The Village of Merrick Park
      Subordinate Companion Loan is subordinate to the Village of Merrick Park
      Loan and is not an asset of the trust. Prior to an event of default, payments by the borrower are applied to the Village of Merrick Park Loan and the Village of Merrick Park Subordinate Companion Loan pro-rata based on amounts due under the respective notes.

      The loans comprising the Village of Merrick Park Whole Loan are governed by an intercreditor agreement, as described in the prospectus supplement under "Description of the Mortgage Pool--The Whole Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement. The
      DSCR and LTV on the Village of Merrick Park Loan are 1.51x and 57.1%,
      respectively, while the DSCR and LTV on the Village of Merrick Park Whole
      Loan are 1.31x and 65.5%, respectively.

      The Village of Merrick Park Loan had an initial term of 60 months and has a remaining term of 58 months. The scheduled maturity date is the payment date in August 2011. Voluntary prepayment of the Village of Merrick Park
      Loan is prohibited until the payment date in February 2011. Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted at any time after the second anniversary of the securitization closing date.

o     THE PROPERTY. The Village of Merrick Park Property is the 818,554 sf
      retail and office component of an upscale open-air mixed-use development comprised of retail, office and residential space located in Coral Gables,
      Florida that was built in 2002. The Village of Merrick Park Property's retail component (709,046 sf) is anchored by Nordstrom and Neiman Marcus which are both anchored owned and not part of the collateral.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 37 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - VILLAGE OF MERRICK PARK
--------------------------------------------------------------------------------

      The following table represents certain information relating to the anchor tenants at the Village of Merrick Park Property:

--------------------------------------------------------------------------------------------------------

                                                   CREDIT RATING
                                                     OF PARENT                               OPERATING
                                                      COMPANY         GLA      COLLATERAL     COVENANT
       ANCHOR               PARENT COMPANY        (FITCH/MIS/S&P)    (SF)       INTEREST     EXPIRATION
--------------------   ------------------------   ---------------   -------   ------------   ----------

Nordstrom              Nordstrom Inc.                A-/Baa1/A      200,000   Anchor Owned    9/27/2022
Neiman Marcus          Neiman Marcus Group Inc.     CCC+/B2/B+      130,000   Anchor Owned    9/27/2022
                                                                    -------
TOTAL ANCHOR TENANTS                                                330,000
--------------------------------------------------------------------------------------------------------

      The Village of Merrick Park's in-line space is currently 92.6% leased by a variety of tenants, including several major tenants and restaurants including Express, Victoria's Secret, The Palm and Ola Grill and Bar, as
      well as various upscale boutiques including Burberry, Gucci, Hugo Boss,
      Tiffany & Co. and Jimmy Choo. Sales as of April 2006 for the trailing twelve months were approximately $603 psf for comparable in-line tenants occupying less than 10,000 sf, with occupancy costs of 12.4% (based on comparable sales, which includes tenants in occupancy for over twelve months that have reported sales over the period of their occupancy).
      Additionally, the Village of Merrick Park Property's office component
      (109,508 sf) is currently 100% occupied.

      The following table presents certain information relating to the major tenants at the Village of Merrick Park Property:

                                MAJOR TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT (1)
----------------------------------------------------------------------------------------------------------------------------

                                                                                  % OF TOTAL     ANNUALIZED
                              CREDIT RATING                        ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                             (FITCH/MIS/S&P)   TENANT     % OF    UNDERWRITTEN   UNDERWRITTEN     BASE RENT        LEASE
       TENANT NAME                 (2)          NRSF      NRSF     BASE RENT      BASE RENT     ($ PER NRSF)     EXPIRATION
--------------------------   ---------------   -------   ------   ------------   ------------   -------------    ----------

Artefacto                       NR/NR/NR        16,195     3.3%   $    736,873        4.6%        $  45.50        2/28/2013
Equinox Fitness Club            NR/NR/NR        29,500     6.0%        590,000        3.7%           20.00        8/31/2026
Express                        NR/Baa2/BBB      11,236     2.3%        477,530        3.0%           42.50        1/31/2013
Victoria's Secret              NR/Baa2/BBB      10,012     2.0%        475,570        3.0%           47.50        1/31/2013
Williams-Sonoma Home(3)         NR/NR/NR        12,865     2.6%        405,471        2.5%           31.52        8/31/2018
Mayor's Jewelers                NR/NR/NR         4,894     1.0%        342,580        2.1%           70.00        1/31/2013
Faconnable                      A-/Baa1/A        5,708     1.2%        342,480        2.1%           60.00        9/30/2012
Borders(4)                      NR/NR/NR        23,793     4.9%        340,000        2.1%           14.29       10/31/2016
Ann Taylor                      NR/NR/NR         4,762     1.0%        309,530        1.9%           65.00        1/31/2013
The Palm                        NR/NR/NR         8,814     1.8%        300,029        1.9%           34.04        9/30/2017
TEN LARGEST OWNED RETAIL                       --------------------------------------------------------------
   TENANTS                                     127,779    26.2%   $  4,320,062       27.0%        $  33.81
Remaining Owned Retail
   Tenants                                     223,041    45.7%      8,391,463       52.4%           37.62
Vacant Spaces (Retail
   Space)                                       28,226     5.8%              0        0.0%            0.00
                                               --------------------------------------------------------------
TOTAL OWNED RETAIL TENANTS                     379,046    77.6%   $ 12,711,525       79.3%        $  36.23

Bayview Financial               NR/NR/NR        89,995    18.4%   $  2,579,762       16.1%        $  28.67       12/31/2012
Remaining Owned Office
   Tenants                                      19,513     4.0%        734,577        4.6%           37.65
                                               --------------------------------------------------------------
TOTAL OWNED OFFICE TENANTS                     109,508    22.4%   $  3,314,339       20.7%        $  30.27
                                               ==============================================================
TOTAL ALL OWNED TENANTS                        488,554   100.0%   $ 16,025,864      100.0%        $  34.81
----------------------------------------------------------------------------------------------------------------------------

______________
(1)   Calculated based on approximate square footage occupied by each tenant.

(2)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)   Tenant has executed a lease but is not yet in occupancy. Tenant expected to open in mid October 2006.

(4)   Tenant has executed a letter of intent but is not yet in occupancy.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 38 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - VILLAGE OF MERRICK PARK
--------------------------------------------------------------------------------

      The following table presents certain information relating to the lease rollover schedule at the Village of Merrick Park Property:

                                       LEASE EXPIRATION SCHEDULE (1) (2)
---------------------------------------------------------------------------------------------------------------
                                                                                    % OF TOTAL     ANNUALIZED
                                                      CUMULATIVE    ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                             EXPIRING       % OF          OF       UNDERWRITTEN    UNDERWRITTEN    BASE RENT
YEAR ENDING DECEMBER 31,    OWNED NRSF   TOTAL NRSF   TOTAL NRSF   BASE RENT ($)    BASE RENT     ($ PER NRSF)
------------------------    ----------   ----------   ----------   -------------   ------------   ------------

2006                               0         0.0%         0.0%     $           0        0.0%        $  0.00
2007                           4,290         0.9%         0.9%           155,797        1.0%          36.32
2008                           1,535         0.3%         1.2%            51,515        0.3%          33.56
2009                          16,700         3.4%         4.6%           326,344        2.0%          19.54
2010                          18,930         3.9%         8.5%           361,245        2.3%          19.08
2011                          10,415         2.1%        10.6%           328,162        2.0%          31.51
2012                         180,834        37.0%        47.6%         6,921,805       43.2%          38.28
2013                          87,466        17.9%        65.5%         4,502,539       28.1%          51.48
2014                          41,723         8.5%        74.0%         1,043,441        6.5%          25.01
2015                          13,036         2.7%        76.7%           223,542        1.4%          17.15
2016 & Thereafter             85,399        17.5%        94.2%         2,111,475       13.2%          24.72
Vacant                        28,226         5.8%       100.0%                 0        0.0%           0.00
                            ----------------------------------------------------------------------------------
TOTAL                        488,554       100.0%                  $  16,025,864      100.0%        $ 34.81
---------------------------------------------------------------------------------------------------------------

______________________
(1)   Calculated based on approximate square footage occupied by each tenant.

(2)   Includes 379,046 sf of owned retail space and 109,508 sf of owned office space.

o     THE BORROWER. The borrower is Merrick Park, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower has delivered a non-consolidation opinion in connection with the origination of the
      Village of Merrick Park Loan. Merrick Park, LLC is indirectly majority owned by General Growth Properties, Inc. in a joint venture with
      Commingled Pension Trust Fund (Strategic Property) of JPMorgan Chase Bank,
      N.A. and Cigna Investments, Inc. General Growth Properties, Inc. is a
      publicly traded real estate investment trust that owns, develops, operates and/or manages shopping malls in over 40 states. There is no guarantor of the non-recourse carve-outs under the Village of Merrick Park Loan.

o     ESCROWS. The loan documents provide for escrows of real estate taxes, ground rents and insurance, certain tenant improvements and leasing commissions (in a maximum amount of $480,000,) and capital expenditures
      (in a maximum amount of $97,000) during a Village of Merrick Park Cash
      Sweep Period. A "VILLAGE OF MERRICK PARK CASH SWEEP PERIOD" means any period during the continuance of (i) an event of default under the Village of Merrick Park Loan or the Village of Merrick Park Mezzanine Loan and/or
      (ii) any period commencing as of the end of any fiscal quarter in which the net operating income of the Village of Merrick Park Property for the prior twelve-month period is less than 85% of the net operating income at origination and terminating as of the end of any fiscal quarter in which the net operating income of the Village of Merrick Park Property for the prior twelve-month period is at least equal to 85% of the net operating income at origination.

o     MASTER LEASE. Bayview Financial Trading Group, L.P. ("BAYVIEW") occupies space at the Village of Merrick Park Property under a lease that expires in December 2012. At the time of origination of the Village of Merrick
      Park Loan, Bayview was under investigation by the U.S. Securities and
      Exchange Commission for alleged improprieties of certain of its executives or employees. As security for the Bayview lease, the borrower has entered into a master lease of the premises currently occupied by Bayview that will commence on the earlier of (i) the date on which the Bayview lease is terminated and (ii) the first date on which the borrower has a right to terminate the Bayview lease as a result of a default by Bayview in the payment of rent. Once the master lease commences, the borrower is required to pay an annual rent of $3,040,482 in monthly installments, which will be reduced dollar-for-dollar as the borrower enters into arms-length replacement leases with third parties that occupy all or a portion of the space currently occupied by Bayview. Any such third-party replacement lease must expire no earlier than December 2012. The borrower's obligation under the master lease shall terminate

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 39 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - VILLAGE OF MERRICK PARK
--------------------------------------------------------------------------------

      on the earlier of (i) December 31, 2012 and (ii) the date on which the aggregate annual base rent under third-party replacement leases equals or exceeds $3,040,482. In addition, such master lease shall no longer be effective if, anytime prior to its commencement, lender receives acceptable evidence that a final non-appealable determination has been reached with respect to the investigation of Bayview, or such investigation has otherwise been terminated, and Bayview's ability to meet its obligations under its lease has not been materially compromised.

o     LOCKBOX AND CASH MANAGEMENT. The Village of Merrick Park Loan requires a hard lockbox, which is already in place. The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled sweep account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the sweep account within two business days after receipt. On each business day that no Village of Merrick Park Cash Sweep Period exists, all funds in the sweep account will be remitted to an account specified by the borrower. Within two business days of commencement of a Village of Merrick
      Park Cash Sweep Period, a cash management account will be established into which all funds in the sweep account will be remitted on each business day during a Village of Merrick Park Cash Sweep Period. During the existence of a Village of Merrick Park Cash Sweep Period, funds in the cash management account will be applied to pay the monthly debt service and any required reserves under the loan documents. Any remaining funds will be released to the borrower, unless an event of default is continuing, in which case, all available cash after the payment of the debt service and any required reserves will be held as additional collateral for the
      Village of Merrick Park Loan.

o     PROPERTY MANAGEMENT. Under the loan documents, the Village of Merrick Park
      Property may be self-managed, managed by certain affiliates of the borrower, or managed by a manager for whom each rating agency has confirmed in writing will not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series
      2006-GG8 certificates. The Village of Merrick Park Property is currently self-managed. The lender may require the borrower to cease managing the property or replace the property manager, as the case may be, if an event of default under the Village of Merrick Park Loan has occurred and is continuing. During the continuance of a Village of Merrick Park Cash Sweep
      Period, the fees of the property manager may not exceed market rates for comparable properties in the applicable geographic area.

o     SUBSTITUTION OR RELEASE OF COLLATERAL. The borrower is permitted under the loan documents to obtain the release of one or more parcels or out lots, the release of which would not have a material adverse impact on the value, use or operation of the Village of Merrick Park Property. Any parcel or out lot so released must be transferred to a third party in connection with an expansion or other development of the Village of
      Merrick Park Property, and any such release is subject to, among other things, the borrower delivering to lender (a) evidence that the release of the parcel will not materially diminish the value of the Village of
      Merrick Park Property as collateral for the Village of Merrick Park Loan,
      (b) an opinion of counsel that any REMIC trust that has acquired the
      Village of Merrick Park Loan will not fail to maintain its status as a
      REMIC solely as a result of the release and (c) written confirmation from each rating agency that the release would not cause the downgrade, withdrawal or qualification of the then current ratings of any class of the series 2006-GG8 certificates. In addition, at the time of release, any such parcel must be vacant, non-income producing and unimproved, or improved only by landscaping, surface parking areas or utility facilities that are readily relocated.

      The borrower is also permitted to substitute one or more parcels of the
      Village of Merrick Park Property with one or more exchange parcels that are contiguous to the Village of Merrick Park Property and reasonably equivalent in use, value and condition to the parcel being substituted.
      Any such substitution is subject to, among other things, the requirement that such substitution will not have a material adverse effect on (a) the ability of borrower to perform, or of lender to enforce, any material provision of any of the loan documents, (b) the net operating income of the Village of Merrick Park Property or (iii) the value, use enjoyment or operation of the Village of Merrick Park Property. If required based on engineering or environmental reports delivered to

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 40 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - VILLAGE OF MERRICK PARK
--------------------------------------------------------------------------------

      lender in connection with a substitution parcel, the borrower is also required to provide an escrow deposit or an acceptable guaranty as additional collateral for the Village of Merrick Park Loan in respect of any required remediation or repairs with respect to such substitution parcel.

      In addition, borrower is permitted to acquire one or more anchor parcels and add them to the Village of Merrick Park Property as additional collateral for the Village of Merrick Park Loan. Any such acquisition is subject to, among other things, the delivery of an additional or amended mortgage reflecting such acquisition and, if required based on engineering or environmental reports delivered to lender in connection with such acquisition, an escrow deposit or an acceptable guaranty as additional collateral for the Village of Merrick Park Loan in respect of any required remediation or repairs with respect to such acquired parcel.

o     MEZZANINE OR SUBORDINATE INDEBTEDNESS. The Village of Merrick Park
      Property also secures the Village of Merrick Park Subordinate Companion
      Loan, which is subordinate to the Village of Merrick Park Mortgage Loan, as described under "Description of the Mortgage Pool--The Village of
      Merrick Park Whole Loan" in the prospectus supplement. In addition, the loan documents permit, among other things, (a) the pledge of indirect equity interests in the borrower in connection with Permitted Subordinate
      Mezzanine Debt, (b) the pledge of indirect interests in the borrower to secure certain inter-affiliate debt, (c) the pledge by certain permitted equityholders of the borrower of indirect interests in the borrower in connection with the pledge of all or substantially all of the assets of such equityholder to secure debt of such equityholder, and (d) the pledge of direct or indirect equity interests in certain permitted equityholders of the borrower, or issuance by such equityholders of preferred equity, or debt granting similar rights as preferred equity. "PERMITTED SUBORDINATE
      MEZZANINE DEBT" means indebtedness of an indirect owner of the borrower that is secured by a pledge of the indirect equity interests in the borrower; provided that, among other things, (i) written rating agency confirmation that such debt would not result in the downgrade, withdrawal or qualification of the then current ratings of the series 2006-GG8 certificates issued has been obtained and (ii) the Village of Merrick Park
      Property meets certain performance requirements specified in the Village of Merrick Park Loan agreement, including: (A) the aggregate loan-to-value ratio of the Village of Merrick Park Loan and the mezzanine loan is not in excess of 75%, and (B) the aggregate debt-service-coverage-ratio of the
      Village of Merrick Park Loan and the mezzanine loan for the immediately preceding twelve month period ending on the last day of a fiscal quarter is not less than 1.20x based on the actual loan constant and not less than
      1.05x based on an assumed loan constant of 9%.

o     TERRORISM INSURANCE. The loan documents require that, during the policy year in which the loan origination occurred, the borrower will maintain terrorism insurance in an amount equal to 100% of the full replacement cost of the Village of Merrick Park Property and 100% of the projected annual gross rental income from the Village of Merrick Park Property from the date of the casualty to the date that the Village of Merrick Park
      Property is repaired or replaced and operations are resumed (plus an extended period of indemnity for 60 days after the completion of restoration). After that policy year, the borrower is required to use commercially reasonable efforts, consistent with those of prudent owners of institutional quality commercial real estate, to maintain this coverage at all times while the Village of Merrick Park Loan is outstanding (either as part of its "all-risk" and business income/rental-loss insurance policies or as a separate policy), if such coverage is available at commercially reasonable rates. See "Risk Factors--Property Insurance" in the prospectus supplement.

o     GROUND LEASE. The Village of Merrick Park Property is subject to a ground lease that expires in 2030, but may be extended for an additional 69 years, if the borrower exercises all of its extension options. The current annual ground rent is $400,000, subject to an increase of $50,000 in 2007 and every 5 years thereafter. The ground lease contains customary mortgagee protection provisions, including notice and cure rights and the right of lender to enter into a new lease with the ground lessor in the event the ground lease is terminated.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 41 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - CA HEADQUARTERS
--------------------------------------------------------------------------------

                       [PHOTO OF CA HEADQUARTERS OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 42 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - CA HEADQUARTERS
--------------------------------------------------------------------------------

              [MAP INDICATING LOCATION OF CA HEADQUARTERS OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 43 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - CA HEADQUARTERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

 Number of Mortgaged Real Properties                                          1
 Location (City/State)                                       Islandia, New York
 Property Type                                                           Office
 Size (sf)                                                              778,370
 Percentage Leased as of October 1, 2006                                 100.0%
 Year Built/Year Renovated                                            1991/1999
 Appraisal Value                                                   $212,000,000
 Underwritten Occupancy                                                   97.0%
 Underwritten Revenues                                              $15,664,186
 Underwritten Total Expenses                                          $ 469,926
 Underwritten Net Operating Income (NOI)                            $15,194,260
 Underwritten Net Cash Flow (NCF)                                   $14,882,912
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

 Originator                                                                GCFP
 Cut-off Date Principal Balance                                    $165,643,200
 Cut-off Date Principal Balance PSF/Unit                                $212.81
 Percentage of Initial Mortgage Pool Balance                               3.8%
 Number of Mortgage Loans                                                     1
 Type of Security                                                    Fee Simple
 Mortgage Rate                                                           6.960%
 Original Term to Maturity (Months)                                         120
 Original Amortization Term (Months)                              Interest Only
 Cut-off Date LTV Ratio                                                   78.1%
 LTV Ratio at Maturity                                                    78.1%
 Underwritten DSCR on NOI                                                 1.30x
 Underwritten DSCR on NCF                                                 1.27x
--------------------------------------------------------------------------------

o     THE LOAN. The mortgage loan (the "CA HEADQUARTERS TRUST LOAN") is evidenced by a single note and is secured by a first mortgage encumbering a 778,370 rentable sf class-A office building located in Islandia, New
      York (the "CA HEADQUARTERS PROPERTY"). The CA Headquarters Trust Loan
      represents approximately 3.8% of the initial mortgage pool balance. The CA
      Headquarters Trust Loan was originated on August 15, 2006, has an original principal balance and a principal balance as of the cut-off date of
      $165,643,200, and an interest rate of 6.960% per annum. The DSCR and LTV on the CA Headquarters Trust Loan are 1.27x and 78.1%, respectively. The proceeds of the CA Headquarters Trust Loan facilitated the acquisition of the CA Headquarters Property for a purchase price of $204.3 million.
      Including reserves, escrows and other costs of approximately $12.3 million, the borrowers invested approximately $20 million in the project at origination.

      The CA Headquarters Trust Loan is the senior portion of a whole mortgage loan with an original principal balance of $178,800,000. The companion loan to the CA Headquarters Trust Loan is evidenced by a separate note with an original principal balance and a principal balance as of the cut-off date of $13,156,800 (the "CA HEADQUARTERS SUBORDINATE COMPANION
      LOAN") and an interest rate of 6.960% per annum. The CA Headquarters
      Subordinate Companion Loan is not an asset of the trust. The CA
      Headquarters Trust Loan and the CA Headquarters Subordinate Companion Loan
      (collectively, the "CA HEADQUARTERS WHOLE LOAN") are governed by a co-lender agreement, as described in the prospectus supplement under
      "Description of the Mortgage Pool--The Whole Loans" and will be serviced pursuant to the terms of the 2006-GG8 pooling and servicing agreement. The
      DSCR and LTV on the CA Headquarters Whole Loan are 1.18x and 84.3%,
      respectively.

      The CA Headquarters Trust Loan has an initial term of 120 months and a remaining term of 118 months. The loan requires payments of interest only for the entire term. The scheduled maturity date is August 6, 2016.
      Voluntary prepayment of the CA Headquarters Trust Loan is prohibited prior to the payment date of May 6, 2016 and permitted on such payment date and thereafter without penalty. Defeasance with United States government securities or other approved non-callable government securities is permitted from November 6, 2008.

      The CA Headquarters Subordinate Companion Loan was purchased at origination by a privately offered pooled investment vehicle managed by
      Marathon Asset Management LLC. All interest payments to the CA
      Headquarters Subordinate Companion Loan will cease in the event the CA
      Headquarters Whole Loan is not repaid in full at maturity.

o     THE PROPERTY. The CA Headquarters Property consists of a 778,370 sf,
      3-building, mid-rise office campus sited on an approximately 77 acre parcel located in Islandia, New York. The improvements consist of a
      6-story main building with a 2-story addition, a connected 2-story day care center and two separate 2-story, free-standing structured parking garages. Primary access/egress to the site is from Express Drive North
      (off Exit 58 of the Long Island Expressway) to the south, the Long Island
      Motor Parkway to the north, and Raymond Drive to the east. Amenities consist of a fitness center, a day care/child development center, two-tennis courts and a

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 44 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - CA HEADQUARTERS
--------------------------------------------------------------------------------

      basketball court. A total of 3,994 parking spaces are provided in five on-grade surface lots and two free-standing, structured parking garages.
      The office campus was expanded in 1999 to its current configuration.

      The CA Headquarters Property is the international corporate headquarters for CA, Inc. ("CA"; BB/Ba1/BB+: S&P/Moody's/Fitch), and houses 2,100 employees and 500 contractors and vendors. In connection with certain investigations into CA's past accounting practices, as reported in its filings with the SEC on September 27, 2004 on Form 8-K, CA entered into a
      Deferred Prosecution Agreement with the U.S. Attorney's Office for the
      Eastern District of New York and a Final Consent Judgment with the SEC. CA described other accounting issues related to the understatement of revenue for 2004 and 2005 in its filing on Form 8-K dated June 29, 2006. Also, as described its filing with the SEC on Form 8-K dated August 14, 2006, CA recently announced a cost reduction and restructuring plan under which CA plans to reduce its workforce by approximately 1700 positions by the end of 2008. INVESTORS ARE URGED TO REFER TO THE SEC FILINGS MADE BY CA TO
      OBTAIN AN UNDERSTANDING OF THE ISSUES DESCRIBED IN THIS PARAGRAPH AS WELL
      AS CA'S BUSINESS AND FINANCIAL PROSPECTS. The summary information above regarding CA is based on CA's SEC filings and has not been independently verified by us. We do not make any representations as to the accuracy or completeness of such information or of any filings made by CA with the
      SEC. Information filed by CA with the SEC can be found at the SEC's website (http://www.sec.gov) by reference to file number 001-09247. There can be no assurance that the matters described in the SEC filings will not have a detrimental effect on the prospects of CA or its ability to perform under the CA Lease.

      The CA Headquarters Property was acquired by the borrower at closing of the CA Headquarters Whole Loan in connection with a sale/leaseback of the
      CA Headquarters Property by CA. In connection with the sale/leaseback arrangement, the CA Headquarters Property is leased in its entirety to CA pursuant to a triple net lease (the "CA LEASE") having an initial base lease term of fifteen years beginning August 15, 2006 and expiring August
      31, 2021. CA, Inc. was formerly known as Computer Associates, Inc. The CA
      Lease does not permit the termination by CA of all or any portion of the demised premises prior to the expiration of the fifteenth lease year, except in certain instances of casualty or condemnation.

      There is a sewage pumping station located on the CA Headquarters Property that serves the property (the "PUMPING STATION PARCEL"). CA anticipates that the Pumping Station Parcel ultimately will be conveyed to the Town of
      Islandia. In such event, the CA Lease and CA Headquarters Whole Loan documents contemplate a release of the Pumping Station Parcel to the Town of Islandia without consideration, subject, however, to various conditions set forth in the CA Headquarters Whole Loan documents.

      As of October 1, 2006, the CA Headquarters Property was 100.0% leased to
      CA.

      The following table presents certain information relating to the major office tenants at the CA Headquarters Property:

                                         LARGEST TENANTS BASED ON ANNUALIZED BASE RENT
------------------------------------------------------------------------------------------------------------------------------

                                                                                                      ANNUALIZED
                                                                        ANNUALIZED     % OF TOTAL    UNDERWRITTEN
                               CREDIT RATING                           UNDERWRITTEN    ANNUALIZED     BASE RENT
                              (FITCH/MOODY'S/                  % OF     BASE RENT     UNDERWRITTEN      ($ PER        LEASE
        TENANT NAME               S&P)(1)      TENANT NRSF     NRSF       ($)(2)       BASE RENT       NRSF)(2)    EXPIRATION
---------------------------   ---------------  -----------    ------   ------------   ------------   ------------  ----------

CA, Inc. (3)                     BB/Ba1/BB        778,370     100.0%   $ 15,701,819      100.0%        $ 20.17      8/31/2021
Vacant                                                  0       0.0               0        0.0%           0.00
                                               ------------------------------------------------------------------
TOTAL/WTD. AVG. ALL TENANTS                        78,370     100.0%   $ 15,701,819      100.0%        $ 20.17
------------------------------------------------------------------------------------------------------------------------------

_____________
(1)   Certain ratings are those of a related company whether or not the related company guarantees the lease

(2)   Average rent in place during the loan term

(3)   CA, Inc. is rated BB (Outlook: negative), Baa1 (Outlook: negative) and BB
      (Outlook: negative) by Fitch, Moody's and S&P, respectively

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 45 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - CA HEADQUARTERS
--------------------------------------------------------------------------------

      The following table presents certain information relating to the office lease rollover schedule at the CA Headquarters Property:

                                        LEASE EXPIRATION SCHEDULE(1)(2)
----------------------------------------------------------------------------------------------------------------

                                                                                                     ANNUALIZED
                                                                     ANNUALIZED      % OF TOTAL     UNDERWRITTEN
                                                                    UNDERWRITTEN     ANNUALIZED      BASE RENT
    YEAR ENDING          EXPIRING       % OF        CUMULATIVE       BASE RENT      UNDERWRITTEN    ($ PER NRSF)
     AUGUST 31,            NRSF      TOTAL NRSF    OF TOTAL NRSF      ($)(2)         BASE RENT          (2)
--------------------    ---------    ----------    -------------   -------------    ------------    ------------

2006                           0          0.0%          0.0%       $          0          0.0%        $   0.00
2007                           0          0.0%          0.0%                  0          0.0%            0.00
2008                           0          0.0%          0.0%                  0          0.0%            0.00
2009                           0          0.0%          0.0%                  0          0.0%            0.00
2010                           0          0.0%          0.0%                  0          0.0%            0.00
2011                           0          0.0%          0.0%                  0          0.0%            0.00
2012                           0          0.0%          0.0%                  0          0.0%            0.00
2013                           0          0.0%          0.0%                  0          0.0%            0.00
2014                           0          0.0%          0.0%                  0          0.0%            0.00
2015                           0          0.0%          0.0%                  0          0.0%            0.00
2016 & Thereafter(3)     778,370        100.0%        100.0%         15,701,819        100.0%           20.17
Vacant                         0          0.0%        100.0%                  0          0.0%            0.00
                        ----------------------------------------------------------------------------------------
TOTAL/WTD. AVG.          778,370        100.0%                     $ 15,701,819        100.0%        $  20.17
----------------------------------------------------------------------------------------------------------------

______________________
(1)   Calculated based on approximate square footage occupied by each tenant

(2)   Average rent in place during the loan term

(3)   CA, Inc. lease expires 8/31/2021

o     THE BORROWERS. The borrowers under the CA Headquarters Whole Loan are
      Islandia Operators LLC and Island Headquarters Operators LLC. The
      borrowers acquired the CA Headquarters Property in connection with a 1031 like kind exchange. Each borrower jointly and severally executed the CA
      Headquarters Whole Loan documents. The borrowers are affiliates of
      Gramercy Special Opportunities Fund, LLC, which is an affiliate of
      Gramercy Investment Advisors, LLC of Greenwich, Connecticut (together with its affiliates, "GRAMERCY"). Gramercy was established in 1998, and had
      $1.4 billion of assets under management as of June, 2006. Gramercy is primarily engaged in investing in emerging market, distressed debt, and other opportunistic investments, and is not primarily engaged in the acquisition or operation of commercial real estate. The borrowers acquired the CA Headquarters Property solely for the purpose of effecting a 1031 tax deferred exchange.

o     ESCROWS. The loan documents provide for certain escrows including real estate taxes and insurance premiums. In addition, the loan documents provide for the creation of accounts for replacement reserves, tenant improvement and leasing commissions, operating expenses and a security deposits. So long as the CA Lease remains in full force and effect and CA is not in default of its obligation to perform the specific obligation for which an escrow account is described and provided for under the loan documents, the initial and subsequent deposits into these escrow accounts have been waived. Upon an event of default under the loan documents, all excess cash flow after payment of debt service and all monthly reserve payments and operating expenses will be retained in a cash collateral account for the benefit of the CA Headquarters Trust Loan.

o     LOCK BOX AND CASH MANAGEMENT. The CA Headquarters Whole Loan requires a hard lock box, which is already in place. The loan documents require that all rents received by (or on behalf of) the borrowers be deposited into a lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default). Throughout the term of the CA Headquarters Whole Loan and prior to an event of default under the CA Headquarters Whole Loan documents, any excess amounts in the lender controlled account (after the payment of debt service on the
      CA Headquarters Whole Loan, all monthly reserve payments and operating expenses, and debt service on the CA Mezzanine Loan) will be disbursed to the borrowers or their designee.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 46 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - CA HEADQUARTERS
--------------------------------------------------------------------------------

o     PROPERTY MANAGEMENT. Pursuant to the CA Lease, all operating, management and other property-level matters are the sole responsibility, cost and expense of CA. The borrowers have retained a third-party asset manager,
      CRIC Asset Management, LLC, an affiliate of CRIC Capital, LLC of Boston,
      MA ("CRIC") to perform certain services related to the CA Lease on behalf of Borrowers. CRIC is a joint venture between Boston-based Corporate
      Realty Investment Company and the Global Merchant Banking Group of
      Prudential Real Estate Investors (PREI), a unit of Prudential Financial,
      Inc. Payment of any asset management fee to CRIC Asset Management LLC is out of net cash flow not otherwise required to pay debt service on the CA
      Headquarters Whole Loan and the CA Mezzanine Loan (as defined under
      "--Mezzanine or Subordinate Indebtedness" below), and is specifically subject to the sufficiency of funds to make such payments. The services performed by CRIC Asset Management LLC have no impact upon the operations of the CA Headquarters Property or CA's obligations under the CA Lease.

o     MEZZANINE OR SUBORDINATE INDEBTEDNESS. The CA Headquarters Property also secures the CA Headquarters Subordinate Companion Loan, which is subordinate to the CA Headquarters Trust Loan, as described in the prospectus supplement under "Description of the Mortgage Pool--The Whole
      Loans." In addition, GCFP originated a $19,052,188 mezzanine loan (the "CA
      MEZZANINE LOAN") to Islandia Operators Holdings LLC, a Delaware limited liability company, and Island Headquarters Operators Owners LLC, a
      Delaware limited liability company, the sole members of the borrowers. As of the cut-off date, the principal balance of the CA Mezzanine Loan is
      $18,926,095, and the interest rate is 8.530%. The CA Mezzanine Loan is co-terminus with the CA Headquarters Whole Loan and is fully amortizing.
      The CA Mezzanine Loan amortizes on a custom schedule based on the stepped rental CA Lease payment schedule. The CA Mezzanine Loan is subject to cash management controls as set forth in the CA Mezzanine Loan documents. Under the CA Mezzanine Loan documents and a separate intercreditor agreement, the CA Mezzanine Loan lender has the right to cure a default under the CA
      Headquarters Whole Loan documents. In addition, if the CA Headquarters
      Whole Loan has been accelerated, if a foreclosure proceeding with respect to the property has commenced, or if the CA Headquarters Whole Loan becomes a "specially serviced mortgage loan" as a result of a monetary event of default under the CA Headquarters Whole Loan documents that the special servicer determines may result in an impairment of the CA
      Headquarters Whole Loan, then the CA Mezzanine Loan lender may purchase the CA Headquarters Whole Loan from the trust at par. The senior lender may not amend the CA Headquarters Whole Loan documents without the consent of the CA Mezzanine Loan lender if the amendment increases the interest rate or principal amount of the CA Headquarters Whole Loan, modifies the maturity date, or otherwise amends certain specified terms. These restrictions do not, however, limit the right of the senior lender to make protective advances which (if any such advances are made) will be secured by the CA Headquarters Whole Loan documents. Upon the occurrence of an event of default under the CA Mezzanine Loan documents, the CA Mezzanine
      Loan lender may foreclose upon the membership interests in the borrowers, which would result in a change of control with respect to the borrowers and could result in a termination or change in the asset management agreement related to the CA Headquarters Property. Transfer of the CA
      Mezzanine Loan lender's interest in the CA Mezzanine Loan is governed by the terms of the intercreditor agreement, which will prohibit transfers of more than 49% of the CA Mezzanine Loan lender's interest in the CA
      Mezzanine Loan unless such transfer is to a "qualified transferee" under the intercreditor agreement or rating agency approval has been obtained.

      The CA Mezzanine Loan was purchased at origination by an entity which is affiliate of Newkirk Realty Trust (NYSE: NKT), a Long Island, New
      York-based real estate investment trust primarily engaged in the acquisition of single tenant, net leased properties nationwide, and of
      Winthrop Realty Trust (NYSE: FUR), a Boston and Long Island, New
      York-based real estate investment trust.

o     TERRORISM INSURANCE. The CA Headquarters Property is insured against acts of terrorism as part of its "all-risk" property coverage. The CA Lease requires CA to maintain terrorism insurance in an amount equal to 100% of the replacement cost of the CA Headquarters Property, provided that such coverage is available. So long as TRIA is in effect substantially in the same manner as in effect as of the closing of the CA Headquarters

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 47 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - CA HEADQUARTERS
--------------------------------------------------------------------------------

      Whole Loan, CA shall be required to obtain and maintain coverage against loss or damage by terrorist acts covered by TRIA as part of CA's "all risk" property policy provided that such coverage is available. In the event that coverage for terrorism under TRIA is not in effect substantially in the same manner as in effect as of the closing of the CA
      Headquarters Whole Loan, CA will be required to obtain coverage for terrorism (as stand alone coverage, which may be obtained in a blanket program) to the extent available, in an amount equal to 100% of the replacement cost of the CA Headquarters Property, subject to an annual premium cap equal to $300,000, adjusted annually by the percentage change in the Consumer Price Index from the Consumer Price Index for September,
      2006. See "Risk Factors--Property Insurance" in the Prospectus Supplement.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 48 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - THE ALHAMBRA
--------------------------------------------------------------------------------

                       [4 PHOTOS OF THE ALHAMBRA OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 49 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - THE ALHAMBRA
--------------------------------------------------------------------------------

                [MAP INDICATING LOCATION OF THE ALHAMBRA OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 50 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - THE ALHAMBRA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

 Number of Mortgaged Real Properties                                          1
 Location (City/State)                                     Alhambra, California
 Property Type                                                           Office
 Size (sf)                                                              846,541
 Percentage Occupied as of July 1, 2006                                   90.1%
 Year Built/Year Renovated                                       1970/2000-2006
 Appraisal Value                                                   $159,000,000
 Underwritten Occupancy                                                   90.1%
 Underwritten Revenues                                              $19,309,706
 Underwritten Total Expenses                                         $8,784,740
 Underwritten Net Operating Income (NOI)                            $10,524,966
 Underwritten Net Cash Flow (NCF)                                    $9,654,375

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

 Originator                                                               GSCMC
 Cut-off Date Principal Balance                                    $130,000,000
 Cut-off Date Principal Balance PSF/Unit                                $153.57
 Percentage of Initial Mortgage Pool Balance                               3.0%
 Number of Mortgage Loans                                                     1
 Type of Security                                                    Fee Simple
 Mortgage Rate                                                           6.333%
 Original Term to Maturity (Months)                                         120
 Original Amortization Term (Months)                              Interest Only
 Cut-off Date LTV Ratio                                                   68.1%
 LTV Ratio at Maturity                                                    67.4%
 Underwritten DSCR on NOI(1)                                              1.51x
 Underwritten DSCR on NCF(2)                                              1.39x
--------------------------------------------------------------------------------

______________________
(1)   Calculated using the As Is NOI divided by an assumed principal and interest payment based on the Cut-off Date Principal Balance net of the
      $21.75 million earnout. The Underwritten DSCR on NOI calculated inclusive of the $21.75 million earnout is 1.26x.

(2)   Calculated using the As Is NCF divided by an assumed principal and interest payment based on the Cut-off Date Principal Balance net of the
      $21.75 million earnout. The Underwritten DSCR on NCF calculated inclusive of the $21.75 million earnout is 1.16x.

      o     THE LOAN. The mortgage loan (the "ALHAMBRA LOAN") is evidenced by a note in the original principal amount of $130,000,000 and is secured by a first mortgage encumbering an office campus in Alhambra,
            California (the "ALHAMBRA PROPERTY"). The Alhambra Loan was
            originated by Goldman Sachs Commercial Mortgage Capital, L.P. and
            subsequently purchased by Goldman Sachs Mortgage Company. The
            Alhambra Loan was originated on June 29, 2006 and represents approximately 3.0% of the initial mortgage pool balance. The note evidencing the Alhambra Loan had an original principal balance and has a principal balance as of the cut-off date of $130,000,000 and an interest rate of 6.333%. The proceeds of the Alhambra Loan were used to acquire the Alhambra Property.

            The Alhambra Loan had an initial term of 120 months and has a remaining term of 117 months. The Alhambra Loan requires payments of interest only until maturity. The scheduled maturity date is the payment date in July 2016. Voluntary prepayment of the Alhambra Loan is prohibited until the payment date in April 2016. Defeasance with direct, non-callable obligations of the United States of America is permitted at any time after the second anniversary of the
            securitization closing date.

            THE PROPERTY. The Alhambra Property is a 846,541 sf office park located in the western portion of Alhambra, California, seven miles northeast of Los Angeles, on 35.5 acres. The Alhambra Property consists of eighteen separate buildings built around a central courtyard. The existing improvements have a classic brick facade and were built in 1970 and renovated between 2000 and 2006.

            The Alhambra Property is currently approximately 90.1% occupied by a variety of tenants including Los Angeles County (197,904 sf), USC
            (96,643 sf), Tenet California (74,741 sf), Southwest Administrators
            (70,802 sf), ELARC (70,659 sf), and CA ISO (30,584 sf).

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 51 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - THE ALHAMBRA
--------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the Alhambra Property:

                              LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT
----------------------------------------------------------------------------------------------------------------------

                                                                                % OF TOTAL    ANNUALIZED
                           CREDIT RATING                         ANNUALIZED     ANNUALIZED   UNDERWRITTEN
                           (FITCH/MOODY'S/   TENANT    % OF     UNDERWRITTEN   UNDERWRITTEN    BASE RENT      LEASE
       TENANT NAME            S&P)(1)         NRSF     NRSF     BASE RENT ($)   BASE RENT    ($ PER NRSF)   EXPIRATION
------------------------   ---------------   -------   ------   -------------  ------------  ------------   ----------

Los Angeles County           NR/Aa3/A+       197,904    23.4%   $ 5,535,375        32.2%        $27.97         (3)
USC                         NR/Aa1/ AA+       96,643    11.4%     2,209,664        12.8%         22.86         (4)
Tenet California             B-/Caa1/B        74,741     8.8%     1,813,217        10.5%         24.26       5/1/2014
ELARC                         NR/NR/NR        70,659     8.3%     1,462,235         8.5%         20.69       7/1/2011
Southwest Administrator       NR/NR/NR        70,802     8.4%     1,359,398         7.9%         19.20      12/1/2017
Alliant International
   University                 NR/NR/NR        51,683     6.1%     1,129,582         6.6%         21.86         (5)
Care 1st Health Plan          NR/NR/NR        32,791     3.9%       687,157         4.0%         20.96         (6)
CA ISO                        NR/NR/NR        30,584     3.6%       492,948         2.9%         16.12         (7)
Platt College                 NR/NR/NR        24,385     2.9%       453,561         2.6%         18.60       3/1/2015
LAUSD                        A+/Aa3/AA-       18,056     2.1%       444,178         2.6%         24.60       9/1/2010
                                             ------------------------------------------------------------
TOTAL LARGEST TENANTS                        668,248    78.9%   $15,587,315        90.6%        $23.33
Other Tenants                                 72,552     8.6%     1,617,345         9.4%         22.29
Non Revenue Tenants(2)                        21,800     2.6%             0         0.0%          0.00
Vacant Space                                  83,941     9.9%             0         0.0%          0.00
                                             ------------------------------------------------------------
TOTAL ALL TENANTS                            846,541   100.0%   $17,204,660       100.0%        $23.22
----------------------------------------------------------------------------------------------------------------------

______________________
(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease. The ratings for Los Angeles County and LAUSD (Los
      Angeles Unified School District) are the ratings of their respective general obligation bonds. The ratings for USC (University of Southern
      California) are the ratings of its revenue bonds.

(2)   Includes management office (4,862 sf) and other common areas (16,938 sf).

(3)   LA County has five leases with two leases expiring on 7/1/2010 (35,073 sf)
      and three leases expiring on 7/1/2015 (162,831 sf).

(4)   USC has six leases with two leases expiring on 9/1/2010 (33,765 sf), two leases expiring on 9/1/2011 (44,866 sf) and two leases expiring on
      8/1/2013 (18,012 sf).

(5)   Alliant International University has four leases with one lease expiring on 6/1/2016 (1,432 sf) and three leases expiring on 6/30/2016 (50,251 sf).

(6)   Care 1st Health Plan has three leases with two leases expiring on 7/1/2007
      (32,132 sf) and one lease expiring on 7/31/2007 (659 sf).

(7)   CA ISO has three leases with one lease expiring on 8/1/2017 (468 sf) and two leases expiring on 8/31/2017 (30,116 sf).

      The following table presents certain information relating to the lease rollover schedule at the Alhambra Property:

                                           LEASE EXPIRATION SCHEDULE (1)
--------------------------------------------------------------------------------------------------------------------

                                                                                          % OF TOTAL     ANNUALIZED
                                                                          ANNUALIZED      ANNUALIZED    UNDERWRITTEN
      YEAR ENDING                         % OF TOTAL    CUMULATIVE OF    UNDERWRITTEN    UNDERWRITTEN     BASE RENT
     DECEMBER 31,        EXPIRING NRSF       NRSF         TOTAL NRSF    BASE RENT ($)     BASE RENT     ($ PER NRSF)
----------------------   -------------    ----------   --------------   -------------    ------------   ------------

2006                        10,486           1.2%           1.2%        $    215,964          1.3%        $  20.60
2007                        40,881           4.8%           6.1%             856,521          5.0%           20.95
2008                         3,732           0.4%           6.5%              87,205          0.5%           23.37
2009                         4,268           0.5%           7.0%             104,368          0.6%           24.45
2010                       115,593          13.7%          20.7%           2,795,410         16.2%           24.18
2011                       116,035          13.7%          34.4%           2,510,615         14.6%           21.64
2012                             0           0.0%          34.4%                   0          0.0%            0.00
2013                        18,012           2.1%          36.5%             408,959          2.4%           22.70
2014                        74,741           8.8%          45.3%           1,813,217         10.5%           24.26
2015                       203,983          24.1%          69.4%           5,430,472         31.6%           26.62
2016 & Thereafter          153,069          18.1%          87.5%           2,981,928         17.3%           19.48
Non Revenue Tenants(2)      21,800           2.6%          90.1%                   0          0.0%            0.00
Vacant                      83,941           9.9%         100.0%                   0          0.0%            0.00
                         -------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.            846,541         100.0%                       $ 17,204,660        100.0%        $  23.22
--------------------------------------------------------------------------------------------------------------------

______________________
(1)   Calculated based on approximate square footage occupied by each tenant.

(2)   Includes management office (4,862 sf) and other common areas (16,938 sf).

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 52 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - THE ALHAMBRA
--------------------------------------------------------------------------------

      o     THE BORROWER. The borrower is The Alhambra Office Community, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Alhambra Loan. The borrower of the Alhambra Loan is indirectly owned by a joint venture between The Ratkovich Company and American International Group. The Ratkovich Company is a Los
            Angeles based development company that has completed, or has under development, over 13 million square feet of office, retail and industrial properties. RM Properties, LLC, an affiliate of The
            Ratkovich Company, is the guarantor of the non-recourse carve-outs and certain environmental obligations under the Alhambra Loan.

      o     ESCROWS. At origination, the borrower also funded an escrow reserve of $2,540,462 in respect of certain tenant improvement allowances and free rent periods. Commencing on the payment date in January
            2014, the borrower is required to fund a monthly rollover reserve in an amount sufficient to accumulate, on an annual basis, $1 for each square foot of leased space rolling over in calendar years 2015 and
            2016. In addition, during the continuance of a Alhambra Cash Trap
            Period, the loan documents require the reserve of all amounts on deposit in the cash management account as additional collateral for the Alhambra Loan, after the payment of debt service and budgeted operating expenses and the funding of required monthly escrows for real estate taxes, insurance, capital expenditures, tenant improvement allowances and leasing commissions. An "ALHAMBRA CASH
            TRAP PERIOD" means any period commencing as of the end of any fiscal quarter in which the net operating income of the Alhambra Property for the prior twelve-month period is less than 85% of the NOI
            Threshold and terminating as of the end of any two consecutive fiscal quarters in which the net operating income of the Alhambra
            Property for the prior twelve-month period is at least equal to 85%
            of the Alhambra NOI Threshold. "ALHAMBRA NOI THRESHOLD" means (i)
            initially, $9,180,408 and (ii) after the first disbursement from the earnout reserve described above, the lesser of (x) net operating income for the 12 month period prior to the fiscal quarter most recently ended as of the date of the last disbursement from the earnout reserve, and (y) $11,658,332.

      o     EARNOUT RESERVE. At origination, the borrower deposited a
            $21,750,000 earnout reserve into an escrow account under control of the lender. The borrower is entitled to request disbursements from such reserve, to the extent that, after giving effect to any such disbursement, the Alhambra Loan will have (i) a loan-to-value ratio not in excess of 80%, (ii) a debt service coverage ratio of at least
            1.20x and (iii) a stressed debt service coverage ratio of 0.90x calculated with a constant of 9.50%. If any amounts remaining in the earnout reserve on the payment date in June 2009 (or December 2009 if borrower obtains certain construction permits) cannot be disbursed in accordance with the loan-to-value and debt-service coverage ratio tests described above, such remaining amounts will be applied to repayment of the Alhambra Loan, and the borrower will be required to pay the applicable yield maintenance premium on such amount.

      o     LOCK BOX AND CASH MANAGEMENT. The Alhambra Loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct tenants to pay their rents directly to a lender-controlled lockbox account. The loan documents also require that all rents received by the borrower or the property manager be deposited into the lockbox account within one business day after receipt. On each business day that there is no event of default under the Alhambra Loan and no Alhambra Cash Trap Period is ongoing, all funds in the lockbox account will be remitted to an account specified by the borrower. During the existence of an Alhambra Cash
            Sweep Period, funds in the cash management account will be applied to pay the monthly debt service and any required reserves under the loan documents, and, unless an event of default has occurred and is continuing, then remitted to the borrower. During the continuance of an event of default under the Alhambra Loan, the lender may apply any funds in the lockbox account to the obligations of the borrower under the Alhambra Loan in such order of priority as the lender may determine.

      o     PROPERTY MANAGEMENT. The Alhambra Property is currently managed by
            TRCPM, LLC, an affiliate of the borrower, pursuant to a management agreement that provides for the payment of a management fee

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 53 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - THE ALHAMBRA
--------------------------------------------------------------------------------

            equal to 3.25% of the revenues from the Alhambra Property. The lender may require the borrower to replace the property manager if there is an event of default under the Alhambra Loan or upon a material default by the property manager under the property management agreement.

      o     RELEASE OF COLLATERAL. The Alhambra Property benefits from a reciprocal easement agreement (the "ALHAMBRA REA") for parking and right-of-way between the Alhambra Property and an adjoining parcel.
            Upon the lien-free completion of additional parking facilities at the Alhambra Property, borrower is permitted to release from the
            Alhambra REA a portion of such adjoining parcel, so long as (i) such additional parking facilities provide not less than 110% of the number of parking spaces theretofore provided on the portion of the adjoining parcel being released, (ii) as a result of the release, there is no reduction in revenue from the Alhambra Property, and
            (iii) such release will not cause a reduction in the debt service coverage ratio or an increase in the loan-to-value ratio for the
            Alhambra Loan. In addition, if at the time of the release there is any amount remaining in the earnout reserve (see "Earnout Reserve"
            above), the release will be conditioned on borrower remitting to lender a deposit equal to 5% of such remaining amount (or providing an acceptable letter of credit or guaranty), to be available for the payment of yield maintenance premium in the event the remaining amount is applied toward prepayment of the Alhambra Loan as described in "Earnout Reserve" above.

            The borrower is also permitted under the loan documents to obtain the release of one or both of two parcels that are currently used for surface parking. Any such release of either or both surface parking parcels is subject to, among other things, lender's determination that, notwithstanding such release, (i) the amount of parking available to the Alhambra Property will not be reduced
            (either because of the construction of additional parking facilities or because of the right to utilize an adjoining parcel for parking pursuant to reciprocal easement agreement), (ii) there would be no reduction in revenues or debt service coverage ratio and (iii)
            certain loan-to-value tests are satisfied.

      o     TERRORISM INSURANCE. The loan documents require that the "all risk"
            insurance policies required to be maintained by the borrower provide coverage for terrorism in an amount equal to outstanding principal amount of the Alhambra Loan as well as business interruption insurance covering the 18 month period from the occurrence of a casualty (plus an extended period of indemnity for 12 months after restoration). The borrower must maintain terrorism coverage if it is then being obtained by prudent owners of real estate in the United
            States of a similar type and quality and in a similar location to the Alhambra Property or is otherwise available for an annual premium of $100,000 or less (or if prudent owners are not
            maintaining terrorism coverage or if terrorism coverage is not available for an annual premium of $100,000 or less, then the borrowers are required to obtain the amount of terrorism coverage available for an annual premium of $100,000 or less, as shall be acceptable to lender in its reasonable discretion). The borrowers are permitted to maintain terrorism coverage through a blanket policy. See "Risk Factors--Property Insurance" in the prospectus supplement.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 54 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 1410 BROADWAY
--------------------------------------------------------------------------------

                        [PHOTO OF 1410 BROADWAY OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 55 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 1410 BROADWAY
--------------------------------------------------------------------------------

               [MAP INDICATING LOCATION OF 1410 BROADWAY OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 56 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 1410 BROADWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

 Number of Mortgaged Real Properties                                          1
 Location (City/State)                                       New York, New York
 Property Type                                                           Office
 Size (sf)                                                              358,450
 Percentage Occupancy as of October 1, 2006                               95.9%
 Year Built / Renovated                                             1930 / 2004
 Appraisal Value                                                   $167,000,000
 Underwritten Occupancy                                                   94.3%
 Underwritten Revenues(1)                                           $16,058,308
 Underwritten Total Expenses(1)                                      $5,846,056
 Underwritten Net Operating Income (NOI)(1)                         $10,212,252
 Underwritten Net Cash Flow (NCF)(1)                                 $9,782,112
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION

 Originator                                                                GCFP
 Cut-off Date Principal Balance                                    $125,000,000
 Cut-off Date Principal Balance PSF/Unit                                $348.72
 Percentage of Initial Mortgage Pool Balance                               2.9%
 Number of Mortgage Loans                                                     1
 Type of Security                                                    Fee Simple
 Mortgage Rate                                                           6.217%
 Original Term to Maturity (Months)                                         120
 Original Amortization Term (Months)                              Interest Only
 Cut-off Date LTV Ratio                                                   74.9%
 LTV Ratio at Maturity                                                    74.9%
 Underwritten DSCR on NOI(1)                                              1.30x
 Underwritten DSCR on NCF(1)                                              1.24x
--------------------------------------------------------------------------------

______________________
(1)  The GCFP underwritten NCF was calculated based on occupancy of 94.3% and in-place rents which average $46.56 psf (FSG). If in-place rents were at market rent levels of $53.26 psf (FSG) (94.4% of the leases roll before
     2016), then the 1410 Broadway Loan's DSCR would increase to 1.50x based on interest only payments and 1.28x based on a hypothetical 360-month amortization schedule.

      o     THE LOAN. The mortgage loan (the "1410 BROADWAY LOAN") is evidenced by a single note and is secured by a first mortgage encumbering the office building located at 1410 Broadway, New York, New York (the
            "1410 BROADWAY PROPERTY"). The 1410 Broadway Loan represents approximately 2.9% of the initial mortgage pool balance. The 1410
            Broadway Loan was originated on August 31, 2006, had an original principal balance and a principal balance as of the cut-off date of
            $125,000,000 and an interest rate of 6.217% per annum. The DSCR and
            LTV on the 1410 Broadway Loan are 1.24x and 74.9%, respectively. The proceeds of the 1410 Broadway Loan were used to defease an existing loan.

            The 1410 Broadway Loan has an initial term of 120 months and a remaining term of 119 months. The 1410 Broadway Loan requires payments of interest only for the entire term. The scheduled maturity date is September 6, 2016. Voluntary prepayment of the 1410
            Broadway Loan is prohibited prior to the payment date of July 6,
            2016 and permitted thereafter without penalty. Defeasance with
            United States government securities is permitted from November 6,
            2008.

      o     THE PROPERTY. The 1410 Broadway Property is a pre-war 33-story multi-tenant office building containing a total of 358,450 square feet that is located on the southeast corner of Broadway and West
            39th Street in New York City, New York. The 1410 Broadway Property
            was built in 1930 and has undergone significant renovation over the years. The building is located three blocks south of Times Square with northern exposure along 39th Street and maintains a
            wedding-cake setback design that begins to recede above the 19th floor. The average floor plates are between 12,000 and 13,000 sf between floors 2 and 20 and between 4,000 sf and 10,000 sf on the highest floors. The building has lobby entrances on Broadway and
            39th Street. The building houses seven passenger elevators (two elevator banks) and four freight elevators. The 1410 Broadway
            Property is located near various restaurants, hotels and
            entertainment venues. Additionally, the 1410 Broadway Property has access to public transportation via the west side subway lines, the
            42nd Street subway shuttle, cross-town buses and is within walking distance of both Penn Station and Grand Central Station.

            As of October 1, 2006, the 1410 Broadway Property was 95.9% leased and has maintained occupancy levels of greater than 95% over the past ten years. Floor plates are easily divisible to accommodate whole floor users or as many as six tenant spaces per floor. Whole floor use is more prominent on the upper, smaller floors. The 1410
            Broadway Property's corner location offers lower floor tenants northern and western exposures with upper floors benefiting from 270 degree views.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 57 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 1410 BROADWAY
--------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the 1410 Broadway Property:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         % OF TOTAL      ANNUALIZED
                                CREDIT RATING                           ANNUALIZED       ANNUALIZED     UNDERWRITTEN
                                (FITCH/MOODY'S/    TENANT     % OF      UNDERWRITTEN    UNDERWRITTEN     BASE RENT        LEASE
       TENANT NAME                 S&P)(1)          NRSF      NRSF     BASE RENT ($)      BASE RENT      ($ PER SF)     EXPIRATION
-----------------------------   ---------------   --------   -------   -------------    -------------   ------------   ------------

Golden Touch Imports, Inc.         NR/NR/NR         26,488     7.4%     $    710,621          5.5%       $   26.83      9/30/2008
The Men's Wearhouse Inc.           NR/NR/NR         17,190     4.8%          689,098          5.4%           40.09      1/31/2011
A.K.N.Y, Inc                       NR/NR/NR         13,244     3.7%          595,980          4.7%           45.00      4/30/2008
Crystal Kobe Ltd.                  NR/NR/NR         17,921     5.0%          581,840          4.5%           32.47      8/31/2007&
                                                                                                                       8/31/2010(2)
Marisa Christina Apparel Inc.      NR/NR/NR         13,581     3.8%          510,646          4.0%           37.60      10/31/2013
Ocean Pacific Apparel              NR/NR/NR          9,016     2.5%          428,260          3.3%           47.50      1/31/2008
Corporation
                                                  ------------------------------------------------------------------
TOTAL LARGEST TENANTS                               97,440    27.2%     $  3,516,445         27.5%       $   36.09
Remaining Tenants                                  246,434    68.7%        9,289,497         72.5%           37.70
Vacant Space                                        14,576     4.1%
                                                  ------------------------------------------------------------------
TOTAL ALL TENANTS                                  358,450   100.0%     $ 12,805,942        100.0%       $   35.73
-----------------------------------------------------------------------------------------------------------------------------------

______________________
(1)   Certain ratings are those of a related company whether or not the related company guarantees the lease.

(2)   Crystal Kobe, Ltd. occupies 9,000 sf under a lease expiring in 2007 and
      8,921 sf under a lease expiring in 2010.

      The following table presents certain information relating to the lease rollover schedule at the 1410 Broadway Property:

                                           LEASE EXPIRATION SCHEDULE(1)

-------------------------------------------------------------------------------------------------------------------
                                                                                        % OF TOTAL      ANNUALIZED
                                                                      ANNUALIZED        ANNUALIZED     UNDERWRITTEN
   YEAR ENDING            EXPIRING       % OF        CUMULATIVE      UNDERWRITTEN      UNDERWRITTEN      BASE RENT
   DECEMBER 31,             NRSF      TOTAL NRSF   OF TOTAL NRSF   TOTAL RENT(1) ($)    TOTAL RENT      (PER NRSF)
------------------        ---------   ----------   -------------   -----------------   ------------    ------------

2006                         6,985        1.9%          1.9%         $   165,701           1.3%           $ 23.72
2007                        27,826        7.8%          9.7%           1,045,213           8.2%             37.56
2008                        83,253       23.2%         32.9%           2,943,289          23.0%             35.35
2009                        16,103        4.5%         37.4%             577,265           4.5%             35.85
2010                        56,759       15.8%         53.3%           1,985,209          15.5%             34.98
2011                        67,143       18.7%         72.0%           2,680,565          20.9%             39.92
2012                        20,427        5.7%         77.7%             733,530           5.7%             35.91
2013                        41,846       11.7%         89.4%           1,683,026          13.1%             40.22
2014                         4,815        1.3%         90.7%             304,138           2.4%             63.16
2015                        13,217        3.7%         94.4%             470,608           3.7%             35.61
2016 & Thereafter            5,500        1.5%         95.9%             217,400           1.7%             39.53
Vacant                      14,576        4.1%        100.0%                   0           0.0%              0.00
                          -----------------------------------------------------------------------------------------
TOTAL                      358,450      100.0%                       $12,805,942         100.0%           $ 35.73
-------------------------------------------------------------------------------------------------------------------

______________________
(1)   Calculated based on approximate square footage occupied by each tenant.

(2)   Includes 1,265 sf retail space at $150 psf.

o     THE BORROWER. The borrower is L. Charney 1410 Broadway, LLC, a single-asset, bankruptcy-remote entity with an independent director. Legal counsel to the lender delivered a non-consolidation opinion in connection with the origination of the 1410 Broadway Loan. The borrower is directly and indirectly owned by and controlled by Leon H. Charney. Mr. Charney guaranteed the non-recourse carveouts of the 1410 Broadway Loan. In connection with the guarantee, Mr. Charney is required to maintain
      $25,000,000 in net worth and $5,000,000 in liquidity. Mr. Charney is a New
      York based attorney and real estate investor who has invested in New York
      City commercial real estate since 1980. The 1410 Broadway Property was purchased from Harry Helmsley in 1984. The majority of Mr. Charney's buildings have been located within the Garment District in New York and he has significant experience owning and managing buildings in this area and has long-standing relationships with various garment district tenants. The borrower is affiliated with the borrowers under the mortgage loan identified herein and in Annex C-1 to the prospectus supplement as 1441
      Broadway, which mortgage loan is also an asset of the trust.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 58 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - 1410 BROADWAY
--------------------------------------------------------------------------------

o     ESCROWS. The loan documents provide for certain escrows for real estate taxes and insurance premiums. Additionally, the loan documents require the borrower to make monthly payments totaling $89,285 per year for replacement reserves on each monthly payment date on which less than
      $275,000 is then on deposit in the replacement reserve and $464,281 per year for tenant improvements and leasing commissions on each monthly payment date on which less than $1,800,000 is then on deposit in the tenant improvements and leasing commission reserve. The borrower is also required to deposit any lease termination payments and security deposits applied or other payments received on account of lease defaults or lease terminations into a rollover reserve.

o     LOCK BOX AND CASH MANAGEMENT. The loan requires a soft lock box, which is already in place. The loan documents require that all rents received by the borrower or the property manager be deposited into a lender-controlled account (as well as any other rents, receipts, security deposits or payments related to lease termination or default) within one business day after receipt. Unless a 1410 Broadway Cash Trap Period is in effect, any amounts in the lender-controlled account are swept on daily basis into the borrower's operating account. A "1410 BROADWAY CASH TRAP PERIOD" means any period during which (i) an event of default (as defined in the loan documents) is continuing, until such event of default is cured or (ii) the
      DSCR (based on actual net cash flow) as of the end of any calendar quarter is less than 1.05x, until the DSCR minimum threshold has been achieved for two consecutive calendar quarters. During a 1410 Broadway Cash Trap
      Period, all cash in the lender controlled account (after payment of debt service, required reserves and approved operating expenses) are to be deposited into a lender controlled cash collateral account and held as additional collateral for the 1410 Broadway Loan.

o     PROPERTY MANAGEMENT. L.H. Charney Associates, Inc., an affiliate of the borrower, is the property manager for the 1410 Broadway Property. The lender may replace the property manager (i) if an event of default is continuing under the 1410 Broadway Loan, (ii) if the manager is in material default under the management agreement or (iii) upon the gross negligence, malfeasance or willful misconduct of the manager. The annual management fee is 4% of gross receipts, provided that during a 1410
      Broadway Cash Trap Period, the annual management fee is capped at 2% of gross receipts. Leasing commissions are payable separately based on a fixed schedule.

o     MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

o     TERRORISM INSURANCE. The 1410 Broadway Property is insured against acts of terrorism as part of its "all-risk" property coverage. The loan documents require the borrower to maintain terrorism insurance in an amount equal to
      100% of the full replacement cost of the 1410 Broadway Property, provided that such coverage is available. In the event that terrorism coverage is not included as part of the "all risk" property policy, the borrower will be required to purchase terrorism insurance at a cost up to the Terrorism
      Premium Cap (as defined below). If the insurance premiums for such policy exceed the Terrorism Premium Cap, the lender may, at its option (1)
      purchase such terrorism insurance policy, and require that the borrower pay the portion of the premiums equal to the Terrorism Premium Cap or (2)
      modify the deductible amounts, policy limits and other required policy terms to reduce the Insurance Premiums payable with respect to such policy to the Terrorism Premium Cap. As used herein, "TERRORISM PREMIUM CAP"
      means an amount which is equal to 150% of the aggregate amount insurance premiums paid for physical hazard insurance for the last policy year in which coverage for terrorism was included as part of the "all risk"
      property policy, adjusted annually by a percentage equal to the increase in the Consumer Price Index. See "Risk Factors--Property Insurance" in the
      prospectus supplement.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 59 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - CITYWEST
--------------------------------------------------------------------------------

                           [PHOTO OF CITYWEST OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 60 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - CITYWEST
--------------------------------------------------------------------------------

                  [MAP INDICATING LOCATION OF CITYWEST OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 61 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - CITYWEST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

 Number of Mortgaged Real Properties                                          1
 Location (City/State)                                           Houston, Texas
 Property Type                                                           Office
 Size (sf)                                                              749,266
 Percentage Leased as of October 1, 2006                                  98.9%
 Year Built                                                                2001
 Appraisal Value                                                   $155,000,000
 Underwritten Occupancy                                                   98.1%
 Underwritten Revenues                                              $20,629,706
 Underwritten Total Expenses                                        $10,300,798
 Underwritten Net Operating Income (NOI)                            $10,328,908
 Underwritten Net Cash Flow (NCF)                                   $10,141,591
 ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           MORTGAGE LOAN INFORMATION

 Originator                                                                GCFP
 Cut-off Date Principal Balance                                    $121,000,000
 Cut-off Date Principal Balance PSF/Unit                                $161.49
 Percentage of Initial Mortgage Pool Balance                               2.8%
 Number of Mortgage Loans                                                     1
 Type of Security                                                    Fee Simple
 Mortgage Rate                                                           6.155%
 Original Term to Maturity (Months)                                         120
 Original Amortization Term (Months)                      60 IO; 360 thereafter
 Cut-off Date LTV Ratio                                                   78.1%
 LTV Ratio at Maturity                                                    73.2%
 Underwritten DSCR on NOI                                                 1.17x
 Underwritten DSCR on NCF                                                 1.15x
 ------------------------------------------------------------------------------

o     THE LOAN. The mortgage loan (the "CITYWEST LOAN") is evidenced by a single note and is secured by a first mortgage encumbering a 749,266 sf office complex located in Houston, Texas (the "CITYWEST PROPERTY"). The CityWest
      Loan represents approximately 2.8% of the initial mortgage pool balance.
      The CityWest Loan was originated on June 15, 2006, has an original principal balance and a principal balance as of the cut-off date of
      $121,000,000, and a per annum interest rate of 6.155%. The DSCR and LTV on the CityWest Loan are 1.15x and 78.1%, respectively. The proceeds of the
      CityWest Loan were used to acquire the CityWest Property for approximately
      $146,000,000. Including reserves, escrows and closing costs, the borrower invested approximately $150,000,000 in the project at origination.

      The CityWest Loan has an initial term of 120 months and a remaining term of 117 months. The CityWest Loan requires payments of interest only for 60 months and amortizes thereafter based on a 360-month schedule, with required payments of $737,557.81 beginning August 6, 2011. The scheduled maturity date is July 6, 2016. Voluntary prepayment of the CityWest Loan is prohibited prior to the payment date of April 6, 2016 and permitted on such payment date and thereafter without a penalty. Defeasance with United
      States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted from
      November 6, 2008.

o     THE PROPERTY. The CityWest Property consists of two office buildings
      ("BUILDING ONE" and "BUILDING TWO") on a four-building campus totaling
      749,266 net rentable sf at 2101 CityWest Boulevard, Houston, Texas.

      Building One is a 305,828-sf, six-story Class "A" office building situated on a 7.92-acre site along CityWest Boulevard in Houston, Texas. Building
      One, which was built in 2001, has an adjacent six-story garage with 1,145 spaces, with a covered lobby connection. Building One is located on the south side of the CityWest campus, in between CityWest Boulevard and a feeder road. Building Two, located in the northwest corner of the site, at the intersection of CityWest Boulevard and Del Monte, is a 443,438 sf,
      20-story Class "A" office building situated on a 7.4-acre site. Built in
      1993, Building Two has an adjacent six-story garage with 1,039 spaces, with a covered lobby connection.

      As of October 1, 2006, the CityWest Property was 98.9% leased to two tenants.

      The largest tenant at the CityWest Property is Halliburton Energy
      Services, Inc. ("HALIBURTON"), which leases 387,147 sf (51.7% NRA) through
      December 31, 2014. This lease's guarantor is Halliburton Company.
      Halliburton Company (NYSE: HAL) is one of the largest providers of products to the oil and gas industries which had a market capitalization of $29.14 billion as of September 30, 2006. Effective June 30, 2012,
      Halliburton may terminate its entire lease with 12 months notice and payment of a cancellation payment. Halliburton has a contraction option at any time after January 1, 2010, such that it may contract by three full floors (each floor is approximately 22,000-sf) upon 12 months notice and payment of a contraction fee.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 62 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - CITYWEST
--------------------------------------------------------------------------------

      The second largest tenant at CityWest Property is BMC Software, Inc.
      (NYSE: BMC) ("BMC"), which leases 350,560 sf (46.8% NRA) at the CityWest
      Property through June 14, 2021. BMC developed the CityWest Property and maintains its headquarters at the CityWest Property. BMC is a provider of enterprise management software which had a market capitalization of $5.50 billion as of September 30, 2006. BMC, whose lease commenced on June 15,
      2006, has a termination option at the end of each of the 5th and 7th lease years, which allows BMC to terminate 45,000 sf by giving 12 months notice.
      These termination rights are cumulative. In addition, at any time after the end of the 9th year and with 12 months notice, BMC will have an ongoing right to cancel all or any portion of their lease in full floor increments. While the aforementioned termination options can be made without penalty, BMC has an additional right to terminate the lease on their data center (located on floors 2 and 3 of Building Two totaling approximately 40,000 sf) prior to June 15, 2010, with the payment of the unamortized amount of $20 psf of terminated space, amortized over the first four years of the lease.

      In the event that either or both of the BMC leases are surrendered or terminated as a result of any act, omission, event or occurrence at the adjacent property known as Buildings Three and Four at 2101 CityWest
      Boulevard (comprising the remainder of the CityWest office complex), then the borrower (as landlord) is required to enter into a master lease with
      TPG/CalSTRS (the owner of 100% of the direct and indirect interests in the borrower) covering the space under such BMC lease(s) that has been terminated or surrendered, which master lease will provide for annual per square foot contract rent and recoveries equal to that which would have been payable under the BMC leases if they remained in place. To secure this obligation to enter into such master lease, TPG/CalSTRS executed and delivered to the lender a pledge and security agreement, which creates a security interest in the 100% direct and indirect ownership interest of
      TPG/CalSTRS in TPG-2101 CityWest 3 & 4, L.P., the owner of Buildings Three and Four at the CityWest office complex.

      The following table presents certain information relating to the largest tenants at the CityWest Property:

-------------------------------------------------------------------------------------------------------------------------------

                                                                                        % OF TOTAL     ANNUALIZED
                                                                         ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                         CREDIT RATING                                  UNDERWRITTEN   UNDERWRITTEN    BASE RENT       LEASE
    TENANT NAME         (FITCH/MIS/S&P)(2)    TENANT NRSF   % OF NRSF    BASE RENT      BASE RENT     ($ PER NRSF)   EXPIRATION
---------------------   -------------------   -----------   ---------   ------------   ------------   ------------   ----------

Halliburton, Inc.        BBB/Baa1/BBB+          387,147       51.7%     $ 8,842,437        65.1%         $22.84      12/31/2014
BMC Software, Inc.          NR/NR/NR            350,560       46.8%       4,732,560        34.9%          13.50       6/14/2021
Total Largest Tenants                           737,707       98.5%      13,574,997       100.0%          18.40
Remaining tenants                                 3,411        0.5%               0         0.0%           0.00
Vacant Space                                      8,148        1.1%               0         0.0%           0.00
                                              --------------------------------------------------------------------
Total All Tenants                               749,266      100.0%     $13,574,997       100.0%         $18.32
-------------------------------------------------------------------------------------------------------------------------------

___________________
(1)   Certain ratings are those of a related company whether or not the related company guarantees the lease.

(2)   Halliburton, Inc. has average rents of $22.84 psf in place during the loan term.

      The following table presents certain information relating to the lease rollover schedule at the CityWest Property:

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 63 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - CITYWEST
--------------------------------------------------------------------------------

                                              LEASE EXPIRATION SCHEDULE(1)

-----------------------------------------------------------------------------------------------------------------------

                                                                         ANNUALIZED     % OF TOTAL        ANNUALIZED
                                                                        UNDERWRITTEN    ANNUALIZED       UNDERWRITTEN
                                              % OF       CUMULATIVE      BASE RENT     UNDERWRITTEN        BASE RENT
YEAR ENDING DECEMBER 31,   EXPIRING NRSF   TOTAL NRSF   OF TOTAL NRSF      ($)(2)      BASE RENT(2)    ($ PER NRSF)(2)
------------------------   -------------   ----------   -------------   ------------   -------------   ----------------

2006                            3,411          0.5%          0.5%       $         0         0.0%           $  0.00
2007                                0          0.0%          0.5%                 0         0.0%              0.00
2008                                0          0.0%          0.5%                 0         0.0%              0.00
2009                                0          0.0%          0.5%                 0         0.0%              0.00
2010                                0          0.0%          0.5%                 0         0.0%              0.00
2011                                0          0.0%          0.5%                 0         0.0%              0.00
2012                                0          0.0%          0.5%                 0         0.0%              0.00
2013                                0          0.0%          0.5%                 0         0.0%              0.00
2014                          387,147         51.7%         52.1%         8,842,437        65.0%             22.84
2015                                0          0.0%         52.1%                 0         0.0%              0.00
2016 & Thereafter(3)          350,560         46.8%         98.9%         4,732,560        34.0%             13.50
Vacant                          8,148          1.1%        100.0%                 0         0.0%               .00
                           --------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.               749,266        100.0%                     $13,574,997       100.0%           $ 18.32
-----------------------------------------------------------------------------------------------------------------------

____________________
(1)   Calculated based on approximate square footage occupied by each tenant.

(2)   Halliburton has average rents of $22.84 psf in place during the loan term.

(3)   BMC Software lease expires 6/14/2021.

      A geological fault, typically called a "creeping fault," passes diagonally beneath the 14 year old parking structure which serves Building Two.
      According to a report written by Furgo Consultants, LP dated February 15,
      2006, the fault is not caused by tectonic plate movement and is not considered an earthquake fault. In 1999, structural and geotechnical consultants installed benchmarks to monitor the movement of the fault and movements of the building. Since 1999, the fault has moved an average of
      0.128 inches/year, with its rate of movement has decreasing from an average of 1/6th inches/year to an average of 1/8th inches/year. While report concluded that parking garage is in sound structural condition, there is no mathematical model that can predict how much any fault in the
      Houston area will move in the future.

o     THE BORROWER. The borrower is TPG-2101 CityWest 1 & 2, L.P., a special purpose, bankruptcy remote entity with an independent director. Legal counsel to GCFP delivered a non-consolidation opinion in connection with the origination of the CityWest Loan. The sponsor of the borrower is
      Thomas Properties Group Limited Partnership and Thomas Properties Group,
      Inc. ("TPG") which owns a 25% interest in the borrower through affiliates, with the remaining 75% interest being owned by California State Teachers'
      Retirement System, a public entity. TPG (Nasdaq: TPGI) is a full-service real estate operating company that owns, acquires, develops and manages office, retail and multi-family properties on a nationwide basis. TPG was founded in late 1996 by Mr. James A. Thomas. Mr. Thomas' real estate experience dates back to 1976, as a co-founder and co-managing partner of
      Maguire Thomas Partners, a national full-service real estate operating company. From 1976 to 1996, Maguire Thomas Partners acquired, developed, managed and/or owned interests in 17 properties with approximately 14 million rentable square feet of commercial space. In 1996, Maguire Thomas
      Partners split into two organizations, with several key members of Maguire
      Thomas Partners' senior management joining Mr. Thomas at TPG. TPG has four primary areas of focus: property operations, property acquisitions, property development and redevelopment, and investment management. TPG's current portfolio includes 12 properties in Texas, California, Virginia and Pennsylvania. Of the 12, ten are office properties ranging in size from 187,799 sf to 2,648,920 sf. There is no non-recourse carve-out guarantor for the CityWest Loan.

      Maguire Thomas Partners, was involved in bankruptcy proceedings from July
      1997 through March 1998 as a result of difficulties relating to the refinancing of a loan secured by a property they controlled in
      Philadelphia. When the loan matured in July 1997, rents at the property were generally over market levels and the borrower was unable to refinance or extend the loan held by Mitsubishi Trust & Banking Corporation (which was in the process of closing its lending operations), and the borrower filed for bankruptcy protection. In connection with the discharge from bankruptcy in March 1998, James A. Thomas formed a partnership with Lazard
      Freres and refinanced the Philadelphia property with Goldman Sachs
      Mortgage Co.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 64 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - CITYWEST
--------------------------------------------------------------------------------

o     ESCROWS. The loan documents provide for certain escrows for real estate taxes and insurance premiums. At closing, the borrower also deposited
      $512,097 into a tenant improvement and leasing commission reserve for required TI/LC payments under the two leases with Halliburton Energy
      Services, Inc. (the "HALLIBURTON LEASES"). The CityWest Borrower is not
      required to make ongoing monthly deposits into this reserve. However, during a Lease Sweep Period (defined below), all excess cash flow (after payment of debt service, reserves and operating expenses) will be deposited into the tenant improvement and leasing commission reserve until such time that $15 psf of the subject leased premises (or $10 psf if the
      Lease Sweep Period was triggered by a contraction of space or partial termination) has been accumulated in the reserve (or the borrower delivers a letter of credit in such amount), which funds will be used to cover the re-tenanting costs of the applicable space. A "LEASE SWEEP PERIOD" will commence upon (i) the date that is 12 months prior to the stated
      expiration date of the term of any "MAJOR LEASE" (defined as either of the
      Halliburton Leases or the BMC Software Leases), or (ii) the date required under a Major Lease by which the applicable "MAJOR TENANT" (i.e., the tenant under any Major Lease) is required to give notice of its exercise of a renewal option (and such renewal has not been so exercised); or (iii)
      any Major Lease is surrendered, cancelled or terminated (in whole or in part) prior to its then current expiration date (or such earlier date that the subject Major Tenant delivers notice that it intends to exercise any such surrender, cancellation or termination); or (iv) the occurrence of an insolvency proceeding with respect to a Major Tenant. Notwithstanding the foregoing, a Lease Sweep Period will not commence if the debt service coverage ratio is at least 1.15x; provided, however, that for purposes of the foregoing, the debt service coverage ratio will be calculated without giving credit for any rent payable under the subject Major Lease (or portion thereof) that gave rise to the subject Lease Sweep Period.

      Additionally, during the continuance of an event of default under the
      CityWest Loan, the borrower is required to make monthly payments in an amount equal to $0.20 psf into a capital expenditure reserve to be used for approved capital expenses at the CityWest Property.

o     LOCK BOX AND CASH MANAGEMENT. The CityWest Loan requires a hard lock box, which is already in place. The loan documents require the borrower to direct tenants to pay their rents directly to a lender controlled account, and any rents received by the borrower or the property manager must be deposited within three business days of receipt into this lender controlled account), which amounts are then swept into a
      borrower-controlled account, unless a Cash Management Period is in effect.
      A "CASH MANAGEMENT PERIOD" is a period during which (i) an event of default is continuing, until such event of default is cured, or (ii) the debt service coverage ratio is less than 1.025x (based on the actual net operating income of the CityWest Property and actual debt service for that period) as of the end of any two consecutive calendar quarters (a "DSCR
      CASH MANAGEMENT PERIOD"), until the debt service coverage ratio minimum threshold of 1.025x has been achieved for two consecutive calculation dates after the commencement of the Cash Management Period; (iii) a Lease
      Sweep Period has commenced, until such Lease Sweep Period has ended or
      (iv) an approved mezzanine loan (as described below) is outstanding.
      During the continuance of a Cash Management Period (other than a Cash
      Management Period triggered as a result of an approved mezzanine loan), all available cash after payment of debt service, operating expenses and required reserves is required to be deposited into a lender-controlled account and held as additional cash collateral for the CityWest Loan and may be applied to prepay the CityWest Loan during the continuance of an event of default. Additionally, if a DSCR Cash Management Period is continuing for three consecutive calendar quarters, lender may use the additional cash collateral to purchase defeasance eligible collateral and apply the proceeds of such collateral towards a partial defeasance of the
      CityWest Loan.

o     PROPERTY MANAGEMENT. The property manager is TPG-FP Services, L.P., an affiliate of the borrower. The property management agreement commenced on
      June 8, 2006 and expires in June, 2009, with successive automatic one year renewal terms. If an event of default is continuing, if the manager is in default under the management agreement beyond any applicable notice and cure period, or upon the gross negligence, malfeasance or willful misconduct of the manager, the borrower is required, at the request of the lender, to terminate the management agreement and replace the manager with an acceptable replacement manager. The

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 65 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - CITYWEST
--------------------------------------------------------------------------------

      borrower's failure to appoint an acceptable manager within thirty (30)
      days after the lender's request will constitute an event of default. The borrower may, from time to time, appoint a successor manager to manage the
      CityWest Property, provided that such successor manager and management agreement is approved in writing by the lender and the rating agencies.
      The contractual management fee is equal to 3.0% of annual property income.

o     MEZZANINE OR SUBORDINATE INDEBTEDNESS. There is currently no mezzanine or subordinate indebtedness. The loan documents permit mezzanine financing from an Approved Mezzanine Lender (defined below) to the holder or holders of all of the direct and indirect ownership interests in the borrower, provided that the Approved Mezzanine Lender enters into an intercreditor agreement with lender, the borrower delivers written confirmation that the mezzanine loan will not have an adverse effect on any class of the GG8 certificates, and that the approved mezzanine loan: (i) will be in an amount that when added to the CityWest Loan will result in a combined loan to "as is" appraised value of the CityWest Property of no more than 78%,
      (ii) will result in a minimum combined debt service coverage ratio of not less than 1.16x, (iii) is secured only by a pledge of all or a portion of the direct or indirect equity ownership interests in the borrower or any other collateral that is not collateral for the CityWest Loan, (iv)
      creates no obligations or liabilities on the part of the borrower and does not result in any lien on any portion of the CityWest Property, (v) has a term expiring on the stated maturity date for the CityWest Loan, and (vi)
      is otherwise on terms and conditions reasonably acceptable to lender and evidenced by loan documents which have been reasonably approved by lender.
      An "APPROVED MEZZANINE LENDER" means any bank, savings and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund, pension advisory firm, mutual fund, government entity or plan, investment company or institution substantially similar to any of the foregoing, provided in each case that such institution: (i) has total assets (in name or under management) in excess of $600,000,000 and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder's equity in excess of $250,000,000, (ii) is regularly engaged in the business of making or owning commercial real estate loans or operating commercial mortgage properties and (iii) has been reasonably approved by lender and the rating agencies.

o     TERRORISM INSURANCE. The CityWest Property is insured against acts of terrorism as part of its "all-risk" property coverage. The CityWest Loan documents require the borrower to maintain terrorism insurance in an amount equal to 100% of the replacement cost of the CityWest Property, provided that such coverage is available. In the event that coverage for terrorism is not included as part of the "all risk" property policy, the borrower will, nevertheless be required to obtain coverage for terrorism
      (as stand alone coverage) to the extent available, in an amount equal to
      100% of the replacement cost of the CityWest Property, subject to a premium cap in an amount equal to 150% of the aggregate insurance premiums payable with respect to all required insurance coverage for the last policy year in which coverage for terrorism was included as part of an all-risk policy, adjusted annually by a percentage equal to the increase in the Consumer Price Index. See "Risk Factors--Property Insurance" in the
      Prospectus Supplement.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 66 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - FAIR LAKES OFFICE PARK
--------------------------------------------------------------------------------

                  [4 PHOTOS OF FAIR LAKES OFFICE PARK OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 67 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - FAIR LAKES OFFICE PARK
--------------------------------------------------------------------------------

           [MAP INDICATING LOCATION OF FAIR LAKES OFFICE PARK OMITTED]

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 68 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - FAIR LAKES OFFICE PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION

 Number of Mortgaged Real Properties                                          1
 Location (City/State)                                        Fairfax, Virginia
 Property Type                                                           Office
 Size (sf)                                                            1,250,842
 Percentage Occupied as of July 1, 2006                                   99.3%
 Year Built                                        1985, 1986, 1988, 1989, 2003
 Appraisal Value                                                   $377,500,000
 Underwritten Occupancy                                                   97.5%
 Underwritten Revenues                                              $34,946,115
 Underwritten Total Expenses                                        $12,141,141
 Underwritten Net Operating Income (NOI)                            $22,804,974
 Underwritten Net Cash Flow (NCF)                                   $21,108,804
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           MORTGAGE LOAN INFORMATION

 Originator                                                               GSCMC
 Cut-off Date Principal Balance                                    $116,550,000
 Cut-off Date Principal Balance PSF(1)                                  $207.06
 Percentage of Initial Mortgage Pool Balance                               2.7%
 Number of Mortgage Loans                                                     1
 Type of Security                                                    Fee Simple
 Mortgage Rate                                                           6.218%
 Original Term to Maturity (Months)                                         120
 Original Amortization Term (Months)                              Interest Only
 Cut-off Date LTV Ratio(1)                                                68.6%
 LTV Ratio at Maturity(1)                                                 68.6%
 Underwritten DSCR on NOI(1)                                              1.40x
 Underwritten DSCR on NCF(1)                                              1.29x
--------------------------------------------------------------------------------

______________________
(1)   The Cut-off Date Principal Balance PSF, the Underwritten DSCR on NOI, the
      Underwritten DSCR on NCF, the Cut-off Date LTV Ratio and the LTV Ratio at
      Maturity are calculated based on the Fair Lakes Office Park Whole Loan.

o     THE LOAN. The mortgage loan (the "FAIR LAKES OFFICE PARK LOAN") is a pari passu portion of a whole mortgage loan (the "FAIR LAKES OFFICE PARK WHOLE
      LOAN") evidenced by two notes in the aggregate original principal amount of $259,000,000 and is secured by an office complex located in Fairfax,
      Virginia (the "FAIR LAKES OFFICE PARK PROPERTY"). The Fair Lakes Office
      Park Whole Loan was jointly originated 45% by Goldman Sachs Commercial
      Mortgage Capital, L.P. and 55% by German American Capital Corporation. The
      Fair Lakes Office Park Loan was subsequently purchased by Goldman Sachs
      Mortgage Company. The Fair Lakes Office Park Loan represents approximately
      2.7% of the initial mortgage pool balance, had an original principal balance and has an outstanding principal balance as of the cut-off date of
      $116,550,000, and an interest rate of 6.218%. The proceeds of the Fair
      Lakes Office Park Whole Loan were used to acquire the Fair Lakes Office
      Park Property.

      The companion loan to the Fair Lakes Office Park Loan is evidenced by a separate pari passu note with an interest rate of 6.218% and a principal balance as of the cut-off date of $142,450,000 (the "FAIR LAKES OFFICE
      PARK COMPANION LOAN"). The Fair Lakes Office Park Companion Loan will not be an asset of the trust. The Fair Lakes Office Park Loan and the Fair
      Lakes Office Park Companion Loan are governed by an intercreditor and servicing agreement, as described in the prospectus supplement under
      "Description of the Mortgage Pool--The Fair Lakes Office Park Whole Loan"
      and will be serviced pursuant to the terms of a pooling and servicing agreement entered into in connection with the CD 2006-CD3 Mortgage Trust
      Commercial Mortgage Pass-Through Certificates, Series CD 2006-CD3.

      The Fair Lakes Office Park Loan had an initial term of 120 months and has a remaining term of 118 months. The loan requires payments of interest only during the term of the loan. The scheduled maturity date is the payment date in August 2016. Voluntary prepayment of the Fair Lakes Office
      Park Loan is prohibited prior to the payment date in May 2016. Defeasance with United States government securities or certain other obligations backed by the full faith and credit of the United States of America is permitted at any time after the second anniversary of the later securitization closing date of either pari passu note but prior to the payment date in May 2016.

o     THE PROPERTY. Fair Lakes Office Park Property is an approximately 1.25 million sf complex comprised of nine class A office buildings located in
      Fair Lakes, a submarket of Fairfax, Virginia. Fair Lakes is a 657-acre community with over 7 million sf of office, residential, retail, and hotel space. The Fair Lakes Office Park Property is located at the intersection of Interstate 66 and Fairfax County Parkway in Fairfax County, within two miles of the Fairfax County Government Center, Fair Oaks Mall, Fairfax
      Comer and many of the Washington, D.C. MSA's residential areas.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 69 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - FAIR LAKES OFFICE PARK
--------------------------------------------------------------------------------

      The Fair Lakes Office Park Property is currently approximately 99.3%
      occupied by tenants of clients primarily located in the technology industry, including Nortel Government Solutions (302,795 sf), SRA
      International (281,944 sf), GDAIS, Inc. Techmatics (200,893) and Argon ST,
      Inc. (167,973 sf).

      The following table presents certain information relating to the major tenants at the Fair Lakes Office Park Property:

                                LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

-----------------------------------------------------------------------------------------------------------------------------

                                                                                      % OF TOTAL     ANNUALIZED
                               CREDIT RATING                          ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                                  (FITCH/        TENANT      % OF    UNDERWRITTEN    UNDERWRITTEN    BASE RENT       LEASE
       TENANT NAME            MOODY'S/S&P)(2)     NRSF       NRSF    BASE RENT ($)    BASE RENT     ($ PER NRSF)   EXPIRATION
---------------------------   ---------------   ---------   ------   -------------   ------------   ------------   ----------

Nortel Government Solutions     NR / NR / B       302,795    24.2%    $ 6,286,069        21.8%         $20.76         (3)
GDAIS, Inc. Techmatics          NR / A2 / A       200,893    16.1%      5,805,312        20.1%          28.90         (4)
Argon ST, Inc.                 NR / NR / NR       167,973    13.4%      4,728,970        16.4%          28.15         (5)
SRA International              NR / NR / NR       281,944    22.5%      4,494,537        15.6%          15.94         (6)
The Peterson Companies         NR / NR / NR        42,362     3.4%      1,160,885         4.0%          27.40         (7)
Countrywide Home Loans          NR / A3 / A        29,928     2.4%        828,112         2.9%          27.67         (8)
Datatel, Inc.                   NR / B / B         46,399     3.7%        810,584         2.8%          17.47      12/31/2010
Community Management Co.       NR / NR / NR        21,374     1.7%        560,839         1.9%          26.24      4/30/2010
Ryan Homes                     NR / NR / NR        14,936     1.2%        416,117         1.4%          27.86      12/31/2009
Enterprise Solutions           NR / NR / NR        13,358     1.1%        375,894         1.3%          28.14      4/30/2010
                                                ----------------------------------------------------------------
TOTAL LARGEST TENANTS                           1,121,962    89.7%    $25,467,321        88.2%         $22.70
Other Tenants                                     120,273     9.6%      3,416,723        11.8%          28.41
Vacant Space                                        8,607     0.7%              0         0.0%           0.00
                                                ----------------------------------------------------------------
TOTAL ALL TENANTS                               1,250,842   100.0%    $28,884,044       100.0%         $23.25
-----------------------------------------------------------------------------------------------------------------------------

_____________________
(1)   Calculated based on approximate square footage occupied by each tenant.

(2)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)   Nortel Government Solutions has eight leases expiring on 12/31/2013
      (150,288 sf) and one lease expiring on 12/31/2018 (152,507 sf).

(4)   GDAIS, Inc. Techmatics has two leases expiring on 12/31/2008 (21,978 sf)
      and twenty-two leases expiring on 11/30/2012 (178,915 sf).

(5)   Argon ST, Inc. has ten leases expiring on 2/28/2009 (110,879 sf) and six leases expiring on 5/31/2009 (57,097 sf).

(6)   SRA International has three leases expiring on 10/31/2009 (17,430 sf) and two leases expiring on 12/31/2015 (264,514 sf).

(7)   The Peterson Companies has one lease on a month-to-month basis (864 sf), one lease expiring on 8/30/2007 (629 sf) and two leases expiring on
      1/31/2015 (40,869 sf)

(8)   Countrywide Home Loans has two leases expiring on 5/31/2008 (13,840 sf), one lease expiring on 7/31/2008 (12,465 sf) and one lease expiring on
      8/30/2009 (3,623 sf).

      The following table presents certain information relating to the lease rollover schedule at the Fair Lakes Office Park Property:

                                           LEASE EXPIRATION SCHEDULE(1)

-------------------------------------------------------------------------------------------------------------------
                                                                                         % OF TOTAL     ANNUALIZED
                                                                         ANNUALIZED      ANNUALIZED    UNDERWRITTEN
     YEAR ENDING                           % OF TOTAL   CUMULATIVE OF   UNDERWRITTEN    UNDERWRITTEN    BASE RENT
     DECEMBER 31,          EXPIRING NRSF      NRSF       TOTAL NRSF     BASE RENT ($)    BASE RENT     ($ PER NRSF)
------------------------   -------------   ----------   -------------   -------------   ------------   ------------

2006                            13,303         1.1%          1.1%        $   399,962         1.4%        $ 30.07
2007                            25,178         2.0%          3.1%            738,422         2.6%          29.33
2008                            57,770         4.6%          7.7%          1,641,474         5.7%          28.41
2009                           247,937        19.8%         27.5%          7,027,218        24.3%          28.34
2010                           105,986         8.5%         36.0%          2,461,500         8.5%          23.22
2011                               261         0.0%         36.0%              3,158         0.0%          12.10
2012                           178,915        14.3%         50.3%          5,142,944        17.8%          28.75
2013                           154,995        12.4%         62.7%          3,029,122        10.5%          19.54
2014                                 0         0.0%         62.7%                  0         0.0%           0.00
2015                           305,383        24.4%         87.1%          5,117,117        17.7%          16.76
2016 & thereafter              152,507        12.2%         99.3%          3,323,128        11.5%          21.79
Vacant                           8,607         0.7%        100.0%                  0         0.0%           0.00
                             --------------------------------------------------------------------------------------
TOTAL/WTD. AVG.              1,250,842       100.0%        100.0%        $28,884,044       100.0%        $ 23.25
-------------------------------------------------------------------------------------------------------------------

______________________
(1)   Calculated based on approximate square footage occupied by each tenant.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 70 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

GSMSC 2006-GG8
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS - FAIR LAKES OFFICE PARK
--------------------------------------------------------------------------------

o     THE BORROWER. The borrower is SRI Seven Fair Lakes LLC, a single-purpose, single-asset entity that is wholly owned by Shorenstein Realty Investors
      Seven, L.P. Legal counsel to the borrower has delivered a
      non-consolidation opinion in connection with the origination of the Fair
      Lakes Office Park Loan.

o     ESCROWS. At origination, the loan documents required the borrower to deposit $2,943,739 into a reserve account for tenant improvements and leasing commissions. The loan documents provide for monthly escrows for real estate taxes, insurance, structural improvements, and tenant improvements and leasing commissions during a Reserve Period. A "FAIR
      LAKES OFFICE PARK RESERVE PERIOD" means (a) any period beginning when the debt-service-coverage ratio falls below 1.10x and continuing until the debt-service-coverage ratio is at least 1.10x for two (2) consecutive quarters, or (b) any period of default.

o     LOCK BOX AND CASH MANAGEMENT. The Fair Lakes Office Park Loan requires a hard lockbox, which is already in place. The loan documents require the borrower to direct tenants to pay their rents directly to such lender controlled hard lockbox, which amounts are then swept into a lender-controlled account. On each business day, amounts on deposit will be swept to the borrower except during the continuation of an event of default or a Fair Lakes Office Park Reserve Period, during which, amounts in the lockbox account will be applied to pay any required reserves and to pay the scheduled monthly debt service payment, and, unless an event of default has occurred and is continuing, then to the borrower.

o     PROPERTY MANAGEMENT. The Fair Lakes Office Park Property is currently managed by Peterson Management L.C., pursuant to eight management agreements. The lender has the right to require the borrower to replace any new manager if the manager is in default under the related management agreement beyond any applicable notice and cure period. The property manager is entitled to (a) an annual management fee equal to 3% of gross revenues of rentals or licenses, (b) a leasing fee for new leases or renewals equal to 1% of the aggregate rent for the lease or renewal term, as applicable, and (c) a construction management fee equal to 5% for all renovations or improvements supervised or coordinated by the property manager in excess of $2,500.

o     RELEASE OF COLLATERAL. The borrower is permitted under the loan documents to obtain the release of certain portions of the Fair Lakes Office Park
      Property to an affiliate of the borrower for the development of certain buildings, upon satisfaction of certain conditions, including among others: (1) the partial release would not be a "significant modification"
      or cause the Fair Lakes Office Park Loan to cease to being a "qualified mortgage;" (2) after giving effect to the partial release, the debt service coverage ratio of the Fair Lakes Office Park Property is greater than or equal to the debt service coverage ratio at the end of the calendar quarter immediately preceding the partial release and (3) after giving effect to the partial release, the loan-to-value ratio is less than or equal to 70%.

o     MEZZANINE OR SUBORDINATE INDEBTEDNESS. The borrower is permitted under the loan documents to incur mezzanine debt, subject to, among other things, a maximum combined loan-to-value ratio of 70%, a minimum aggregate debt service coverage ratio greater than 1.20x, and a maximum weighted loan constant of 8.5%.

o     TERRORISM INSURANCE. The loan documents require the Fair Lakes Office Park
      Property to be insured against acts of terrorism in an amount at least equal to the lesser of (i) $259,000,000 and (ii) the aggregate full replacement cost of the Fair Lakes Office Park Property as determined by lender, plus twelve months of business interruption coverage, provided, however, if the Terrorism Risk Insurance Act of 2002 or a similar statute is not in effect, then borrower must maintain such coverage that is commercially available for an annual premium of no more than two (2) times the then aggregate property insurance premium payable with respect to the
      Fair Lakes Office Park Property. The borrower is permitted to maintain such terrorism coverage through a blanket policy. See "Risk
      Factors--Property Insurance" in the prospectus supplement.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-136045) for the
offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

                                     - 71 -
[LOGO] RBS Greenwich Capital                                             Goldman
                                                                         Sachs

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED
SECURITIES
The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS
The depositor has filed a registration statement (including the prospectus) with the sec for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the sec for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting edgar on the securities and exchange commission website at
www.SEC.Gov. Alternatively, the depositor or Goldman, Sachs & Co., Any underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS
Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via bloomberg or another system.

                                              MORTGAGE                                            CROSSED WITH     AFFILIATED WITH
CONTROL                  LOAN         LOAN      LOAN                                               OTHER LOANS        OTHER LOANS
 NUMBER     FOOTNOTES    GROUP       NUMBERS   SELLER                 PROPERTY NAME              (CROSSED GROUP)    (RELATED GROUP)
-----------------------------------------------------------------------------------------------------------------------------------

   1                    Group 1   TBD           GSMC     One Beacon Street
   2          2, 3      Group 1   06-0316       GCFP     222 South Riverside Plaza
   3                    Group 1   06-0574       GCFP     Pointe South Mountain Resort
   4                    Group 1   06-0690       GCFP     1441 Broadway                                                  Group 1
   5         4, 5, 6    Group 1   00-1001194    GSMC     Village of Merrick Park
-----------------------------------------------------------------------------------------------------------------------------------
   6            5       Group 1   06-0345       GCFP     CA Headquarters
   7          6, 7      Group 1   09-0002400    GSMC     The Alhambra
   8                    Group 1   06-0689       GCFP     1410 Broadway                                                  Group 1
   9                    Group 1   06-0568       GCFP     CityWest
   10           8       Group 1   00-1001193    GSMC     Fair Lakes Office Park                                         Group 2
-----------------------------------------------------------------------------------------------------------------------------------
   11           5       GROUP 1   06-0842       GCFP     ECM Theater Portfolio                                          Group 3
 11.01                  Group 1   06-0842                AMC Theater - Norwalk, CA
 11.02                  Group 1   06-0842                AMC Entertainment, Inc. - Morrow, GA
 11.03                  Group 1   06-0842                Regal Cinemas, Inc. - Live Oak, TX
 11.04                  Group 1   06-0842                Regal Cinemas, Inc. - Austell, GA
 11.05                  Group 1   06-0842                Consolidated Theaters - Roanoke, VA
 11.06                  Group 1   06-0842                Regal Cinemas, Inc. - Beavercreek, OH
 11.07                  Group 1   06-0842                Regal Cinemas, Inc. - Chula Vista, CA
 11.08                  Group 1   06-0842                Regal Cinemas, Inc. - Henrietta, NY
 11.09                  Group 1   06-0842                Cinemark USA, Inc. - Lubbock, TX
   12           9       GROUP 1   06-0383       GCFP     Columbia Business Center
 12.01                  Group 1   06-0383                Columbia Business Center Fee
 12.02                  Group 1   06-0383                Columbia Business Center Leasehold
   13                   GROUP 1   06-0623       GCFP     Ariel Preferred Retail Portfolio
 13.01                  Group 1   06-0623                Tulare Outlet Center
 13.02                  Group 1   06-0623                Laughlin Outlet Center
 13.03                  Group 1   06-0623                Medford Outlet Center
 13.04                  Group 1   06-0623                Warrenton Outlet Center
 13.05                  Group 1   06-0623                Darien Outlet Center
 13.06                  Group 1   06-0623                Traverse City Outlet Center
   14                   Group 1   06-0759       GCFP     Curtis Center Office Building
   15           6       Group 1   09-0002273    GSMC     Branson Landing
-----------------------------------------------------------------------------------------------------------------------------------
   16           5       Group 1   06-0552       GCFP     Pinnacle II
   17                   Group 1   06-0635       GCFP     Gallery at Cocowalk
   18                   Group 1   TBD           GSMC     Seattle Trade Center                                           Group 2
   19                   Group 1   06-0719       GCFP     Pioneer Plaza
   20                   Group 1   06-0169       GCFP     The Plaza in Clayton
-----------------------------------------------------------------------------------------------------------------------------------
   21                   GROUP 1   06-0476       GCFP     Rubloff Retail Portfolio                                       GROUP 4
 21.01                  Group 1   06-0476                Hutchinson Mall
 21.02                  Group 1   06-0476                Lakewood Mall
 21.03                  Group 1   06-0476                Imperial Mall
 21.04                  Group 1   06-0476                Thunderbird Mall
   22                   Group 1   06-0866       GCFP     Legacy Tech Center
   23                   Group 1   06-0732       GCFP     Tower Place 200                                                Group 3
   24                   Group 1   06-0803       GCFP     Windsor Square NC
   25                   Group 1   05-0602       GCFP     Media Studios North
-----------------------------------------------------------------------------------------------------------------------------------
   26                   Group 1   09-0002398    GSMC     Sherwood Regional Mall
   27          10       Group 1   06-0617       GCFP     Clybourn Galleria
   28                   Group 1   06-0467       GCFP     Penn Station Shopping Center
   29                   Group 1   06-0429       GCFP     Hitachi Plaza
   30           5       Group 2   06-0525       GCFP     Meridian Apartments
-----------------------------------------------------------------------------------------------------------------------------------
   31                   Group 1   06-0783       GCFP     One Bowdoin Square
   32                   Group 1   09-0002203    GSMC     GVR I,II,III
   33                   Group 1   06-0477       GCFP     Algonquin Center                                               Group 4
   34                   Group 1   06-0697       GCFP     55 Summer Street
   35                   Group 2   06-0469       GCFP     Seramont Apartments
-----------------------------------------------------------------------------------------------------------------------------------
   36                   Group 2   09-0002381    GSMC     Copper Beech Townhomes - Missouri                              Group 5
   37                   Group 2   09-0002291    GSMC     Copper Beech Townhomes - Michigan                              Group 5
   38                   Group 1   09-0002236    GSMC     Mullins Crossing Shopping Center
   39           9       Group 1   09-0002373    GSMC     Paradise Esplanade
   40                   Group 1   09-0002403    GSMC     600 Jefferson Avenue                                           Group 7
-----------------------------------------------------------------------------------------------------------------------------------
   41         6, 7      Group 1   09-0002411    GSMC     El Dorado Hills Town Center
   42                   Group 2   06-0543       GCFP     Cimarron Apartments
   43                   Group 1   06-0508       GCFP     Holiday Inn - Albany
   44                   Group 1   06-0478       GCFP     Gateway Mall                                                   Group 4
   45                   Group 1   06-0558       GCFP     Dauphin Plaza                                                  Group 8
-----------------------------------------------------------------------------------------------------------------------------------
   46                   Group 1   06-0785       GCFP     Stanley Works
   47                   Group 1   09-0002235    GSMC     Highridge Crossings
   48         6, 9      Group 1   09-0002429    GSMC     Nameoki Commons Shopping Center
   49                   Group 1   09-0002416    GSMC     Greenlawn Phase I                                              Group 6
   50                   Group 1   09-0002147    GSMC     Brannon Crossing
-----------------------------------------------------------------------------------------------------------------------------------
   51                   Group 1   06-0548       GCFP     Breckinridge Center
   52                   Group 1   09-0002413    GSMC     1301 Connecticut Avenue, NW
   53                   Group 1   06-0296       GCFP     The Clark Building
   54                   Group 1   06-0735       GCFP     Latham Lowe's
   55                   Group 1   09-0002436    GSMC     Lincoln Corners
-----------------------------------------------------------------------------------------------------------------------------------
   56         6, 7      Group 1   09-0002412    GSMC     Vista Ridge Marketplace
   57          11       Group 1   06-0627       GCFP     4801 Woodway Drive
   58                   Group 1   09-0002399    GSMC     Scottsdale Gateway II
   59                   Group 1   06-0575       GCFP     Waterfront Plaza - Reno
   60                   Group 1   06-0594       GCFP     Royal Appliance
-----------------------------------------------------------------------------------------------------------------------------------
   61                   Group 1   06-0736       GCFP     Amadeus Center
   62                   Group 1   06-0393       GCFP     Carolina First
   63                   Group 1   06-0488       GCFP     Wilshire Roxbury
   64                   Group 1   06-0571       GCFP     Prestige Place I and II                                       Group 10
   65                   Group 1   06-0806       GCFP     Woods at Brokenland & Rivers Center III
-----------------------------------------------------------------------------------------------------------------------------------
   66                   Group 1   06-0479       GCFP     Rockford Crossing                                              Group 4
   67           6       Group 1   09-0002440    GSMC     Decatur Crossing II
   68                   Group 2   06-0761       GCFP     Glens at Rolling Ridge
   69                   Group 1   06-0475       GCFP     Rubloff Center                                                 Group 4
   70                   Group 1   06-0298       GCFP     King's Grant Commons
-----------------------------------------------------------------------------------------------------------------------------------
   71           6       Group 1   09-0002314    GSMC     Palomar Point
   72           9       Group 1   06-0380       GCFP     Oviedo Town Center
   73         6, 7      Group 1   09-0002396    GSMC     Westgate Shopping Center
   74                   Group 1   05-0209       GCFP     River Street Inn
   75                   Group 1   06-0628       GCFP     Titan Building & Plaza
-----------------------------------------------------------------------------------------------------------------------------------
   76                   Group 1   09-0002410    GSMC     Pecos Legacy
   77                   Group 1   09-0002386    GSMC     Jetport
   78                   Group 1   09-0002330    GSMC     Village Square Retail Center
   79                   Group 1   09-0002392    GSMC     Mercado at Scottsdale Ranch                                    Group 6
   80                   Group 1   06-0557       GCFP     West Bridgewater Plaza                                         Group 8
-----------------------------------------------------------------------------------------------------------------------------------
   81           7       Group 2   09-0002380    GSMC     Copper Beech Townhomes - Indiana                               Group 5
   82                   Group 1   09-0002368    GSMC     Western Area Power Admin. HQ
   83                   Group 1   06-0428       GCFP     SoCal Self Storage - Pasadena                                 Group 11
   84                   Group 1   06-0447       GCFP     260 Park Ave South
   85                   Group 1   09-0002404    GSMC     1000 Secaucus Road                                             Group 7
-----------------------------------------------------------------------------------------------------------------------------------
   86                   Group 1   06-0396       GCFP     San Marin Plaza
  87-a         12       Group 1   06-0802       GCFP     11450 Technology Circle
  87-b         12       Group 1   06-0802       GCFP     11450 Technology Circle
   88                   Group 1   09-0002395    GSMC     Smithsonian Warehouse
   89                   Group 1   09-0002432    GSMC     The Grande 16                                                  Group 9
   90                   Group 2   06-0814       GCFP     Broad Street Apartments
-----------------------------------------------------------------------------------------------------------------------------------
   91                   Group 1   09-0002258    GSMC     Ballantyne Corporate Park Shopping
   92                   Group 1   09-0002300    GSMC     Mission Valley Shopping Center
   93                   Group 1   09-0002365    GSMC     Three Tower Bridge
   94                   Group 1   06-0582       GCFP     Comfort Suites at World Golf Village
   95                   Group 1   06-0442       GCFP     SoHo 25 Retail Condominium
-----------------------------------------------------------------------------------------------------------------------------------
   96                   Group 1   09-0002375    GSMC     Bedminster Medical Plaza
   97           9       Group 1   09-0002415    GSMC     Govalle                                                        Group 6
   98                   Group 1   06-0626       GCFP     Extra Space Storage
   99                   Group 1   06-0717       GCFP     Quail Lakes Executive Office Park
  100           6       GROUP 1   09-0002394    GSMC     McKee Portfolio
 100.01                 Group 1   09-0002394-1           McKee Office Buildings
 100.02                 Group 1   09-0002394-2           1 Media Place
-----------------------------------------------------------------------------------------------------------------------------------
  101           9       Group 1   09-0002430    GSMC     Excelsior Drive
  102                   Group 1   06-0592       GCFP     Carolina Corporate Center
  103                   Group 1   09-0002408    GSMC     Crossroads Plaza Shopping Center
  104                   Group 1   06-0471       GCFP     Lake Mary Business Center
  105           6       Group 1   09-0002374    GSMC     LaCrosse Three Rivers Plaza
-----------------------------------------------------------------------------------------------------------------------------------
  106                   Group 1   05-0456       GCFP     SoCal Self Storage - RSM                                      Group 11
  107                   Group 1   09-0002427    GSMC     333 Cedar Avenue
  108                   Group 1   06-0808       GCFP     Maurice Villency Furniture II                                 Group 14
  109                   Group 2   09-0002437    GSMC     Ventana Palms Apartments
  110                   Group 2   09-0002371    GSMC     Phoenix Apartments
-----------------------------------------------------------------------------------------------------------------------------------
  111                   Group 1   09-0002438    GSMC     Thunderbird Plaza
  112                   Group 1   09-0002270    GSMC     Atlantic Commons Shopping Center
  113                   Group 2   06-0756       GCFP     University Club Apartments                                    Group 12
  114                   Group 1   09-0002421    GSMC     East Windsor Medical Arts Building                            Group 13
  115           5       Group 1   09-0002362    GSMC     Lichtins Office
-----------------------------------------------------------------------------------------------------------------------------------
  116                   Group 1   09-0002431    GSMC     AmStar 16                                                      Group 9
  117                   Group 1   09-0002422    GSMC     Dallas West Village II
  118                   Group 1   09-0002425    GSMC     Short Pump Village
  119                   Group 1   06-0355       GCFP     Vacaville Ford
  120           9       Group 1   06-0539       GCFP     StorQuest Playa Vista
-----------------------------------------------------------------------------------------------------------------------------------
  121           6       Group 1   09-0002389    GSMC     Southshore Shops
  122                   Group 1   06-0591       GCFP     50 Santa Rosa Avenue
  123         6, 7      Group 1   09-0002414    GSMC     Jamestown Village Plaza
  124                   Group 1   09-0002417    GSMC     Shady Hollow Village I                                         Group 6
  125                   Group 1   09-0002406    GSMC     Metcalf Building
-----------------------------------------------------------------------------------------------------------------------------------
  126                   Group 1   06-0195       GCFP     AIM Self Storage
  127           6       Group 1   09-0002424    GSMC     Monument Marketplace
  128                   Group 1   06-0670       GCFP     6630 McCarran Building C                                      Group 15
  129                   Group 1   06-0733       GCFP     1054 De Anza Boulevard
  130                   Group 1   09-0002378    GSMC     Ralston Plaza
-----------------------------------------------------------------------------------------------------------------------------------
  131           9       Group 2   06-0419       GCFP     Meadows Student Housing
  132           6       Group 1   09-0002418    GSMC     Battlefield Tech Center III
  133                   Group 1   09-0002385    GSMC     Flowers Plantation
  134                   Group 1   09-0002435    GSMC     Arroyo Grande Stadium 10                                       Group 9
  135                   Group 1   06-0613       GCFP     1000 Armitage Avenue
-----------------------------------------------------------------------------------------------------------------------------------
  136                   Group 1   09-0002397    GSMC     Southampton Shopping Center
  137           5       Group 1   09-0002382    GSMC     Talmadge Town Center
  138                   Group 1   06-0734       GCFP     North Creek Professional Building
  139                   Group 1   09-0002183    GSMC     South Jefferson Medical Arts Building                         Group 13
  140                   Group 1   05-1380       GCFP     12 Havemeyer Place
-----------------------------------------------------------------------------------------------------------------------------------
  141                   Group 1   06-0451       GCFP     Holiday Inn Express Kannapolis
  142                   Group 1   06-0491       GCFP     Sunset Place
  143                   Group 1   06-0249       GCFP     Parkway Plaza
  144                   Group 1   09-0002383    GSMC     CVS Pharmacy
  145                   Group 1   09-0002393    GSMC     Park West Office I                                            Group 16
-----------------------------------------------------------------------------------------------------------------------------------
  146                   Group 1   09-0002441    GSMC     Glacier View Office Building
  147                   Group 1   09-0002348    GSMC     American Sale Building
  148                   Group 1   09-0002388    GSMC     Cumberland Station
  149                   Group 2   06-0741       GCFP     Pineridge Apartments                                          Group 12
  150                   Group 1   06-0506       GCFP     Doral Court Plaza                                             Group 10
-----------------------------------------------------------------------------------------------------------------------------------
  151                   Group 1   09-0002401    GSMC     Village at Lafayette Square
  152                   Group 1   09-0002402    GSMC     Park West Office II                                           Group 16
  153                   Group 1   09-0002376    GSMC     Rangeline Plaza
  154                   Group 1   06-0666       GCFP     Lexington Quail                                               Group 15
  155                   Group 1   06-0148       GCFP     Storage Station
-----------------------------------------------------------------------------------------------------------------------------------
  156                   Group 1   06-0805       GCFP     Maurice Villency Furniture                                    Group 14
  157                   Group 1   09-0002384    GSMC     Pyramid V
  158                   Group 1   09-0002390    GSMC     Crawford's Landing
  159                   Group 2   06-0739       GCFP     Limewood Apartments                                           Group 12
  160                   Group 1   09-0002428    GSMC     Stonecrest
-----------------------------------------------------------------------------------------------------------------------------------
  161                   Group 1   06-0588       GCFP     Turnberry Industrial

CONTROL
 NUMBER                                 ADDRESS                                          CITY                     STATE
------------------------------------------------------------------------------------------------------------------------------

   1      One Beacon Street                                                     Boston                    Massachusetts
   2      222 S Riverside and 444 W Jackson                                     Chicago                   Illinois
   3      7777 South Pointe Parkway                                             Phoenix                   Arizona
   4      1441 Broadway                                                         New York                  New York
   5      358 San Lorenzo Avenue                                                Coral Gables              Florida
------------------------------------------------------------------------------------------------------------------------------
   6      One Computer Associates Plaza                                         Islandia                  New York
   7      1000 South Fremont Avenue                                             Alhambra                  California
   8      1410 Broadway                                                         New York                  New York
   9      2101 CityWest Boulevard                                               Houston                   Texas
   10     12450, 12500, 12600, 12700, 12701, 12730 & 12750                      Fairfax                   Virginia
           Fair Lakes Circle & 4300 & 4350 Fair Lakes Court
------------------------------------------------------------------------------------------------------------------------------
   11
 11.01    12300 Civic Center Drive                                              Norwalk                   California
 11.02    7065 Mt. Zion Circle                                                  Morrow                    Georgia
 11.03    7901 Pat Booker Road                                                  Live Oak                  Texas
 11.04    2480 East-West Connector Road                                         Austell                   Georgia
 11.05    4730 Valley View Boulevard Northwest                                  Roanoke                   Virginia
 11.06    2651 Fairfield Commons                                                Beavercreek               Ohio
 11.07    1025 Tierra Deal Ray                                                  Chula Vista               California
 11.08    525 Marketplace Drive                                                 Henrietta                 New York
 11.09    2535 82nd Street                                                      Lubbock                   Texas
   12
 12.01    2501 SE Columbia Way                                                  Vancouver                 Washington
 12.02    2501 SE Columbia Way                                                  Vancouver                 Washington
   13
 13.01    1407 Retherford Street                                                Tulare                    California
 13.02    1955 South Casino Drive                                               Laughlin                  Nevada
 13.03    6750 West Frontage Road                                               Medford                   Minnesota
 13.04    1000 Warrenton Outlet Center                                          Warrenton                 Missouri
 13.05    One Magnolia Bluff Way                                                Darien                    Georgia
 13.06    3639 Marketplace Circle                                               Traverse City             Michigan
   14     170 South Independence Mall West                                      Philadelphia              Pennsylvania
   15     406 Sycamore                                                          Branson                   Missouri
------------------------------------------------------------------------------------------------------------------------------
   16     3300 West Olive Avenue                                                Burbank                   California
   17     3015 Grand Avenue                                                     Coconut Grove             Florida
   18     2600 and 2601 Elliott Avenue                                          Seattle                   Washington
   19     900 Fort Street Mall                                                  Honolulu                  Hawaii
   20     190 Carondelet Plaza                                                  Clayton                   Missouri
------------------------------------------------------------------------------------------------------------------------------
   21
 21.01    1500 East 11th Street                                                 Hutchinson                Kansas
 21.02    3315 Sixth Ave Southeast                                              Aberdeen                  South Dakota
 21.03    SWC of 12th Street and Marian Road                                    Hastings                  Nebraska
 21.04    Northwest Quadrant of 12th Ave West & US Highway 53                   Virginia                  Minnesota
   22     2100-2190 Gold Street                                                 San Jose                  California
   23     3348 Peachtree Road Northeast                                         Atlanta                   Georgia
   24     1814 Windsor Square Drive                                             Matthews                  North Carolina
   25     3355 West Empire Avenue                                               Burbank                   California
------------------------------------------------------------------------------------------------------------------------------
   26     5308 Pacific Avenue                                                   Stockton                  California
   27     1840 North Clybourn Avenue                                            Chicago                   Illinois
   28     5550 Silver Hill Road                                                 District Heights          Maryland
   29     2000 Sierra Point Parkway                                             Brisbane                  California
   30     1401 Aschinger Boulevard                                              Columbus                  Ohio
------------------------------------------------------------------------------------------------------------------------------
   31     One Bowdoin Square                                                    Boston                    Massachusetts
   32     2475, 2485 & 2495 Village View Drive                                  Henderson                 Nevada
   33     NWC of South Randall Road and Harnish Drive                           Algonquin                 Illinois
   34     55 Summer Street                                                      Boston                    Massachusetts
   35     2500 North Highway 121                                                Euless                    Texas
------------------------------------------------------------------------------------------------------------------------------
   36     3217 Old Highway 63 South                                             Columbia                  Missouri
   37     10247 48th Avenue                                                     Allendale                 Michigan
   38     4223 Washington Road                                                  Evans                     Georgia
   39     4480 Paradise Road                                                    Las Vegas                 Nevada
   40     600 Jefferson Avenue                                                  Secaucus                  New Jersey
------------------------------------------------------------------------------------------------------------------------------
   41     2101, 2085 & 2023 Vine Street                                         El Dorado                 California
   42     8301 West Flamingo Road                                               Las Vegas                 Nevada
   43     205 Wolf Road                                                         Albany                    New York
   44     North Alpine Road & West Lane Road                                    Machesney Park            Illinois
   45     3830-3884 Union Deposit Road                                          Harrisburg                Pennsylvania
------------------------------------------------------------------------------------------------------------------------------
   46     1000 Stanley Drive                                                    New Britain               Connecticut
   47     28102-28194 Newhall Ranch Road                                        Santa Clarita             California
   48     3401-3551 Nameoki Road                                                Granite City              Illinois
   49     601 Louis Henna Boulevard                                             Round Rock                Texas
   50     150 Langley Drive, 101 Cynthia Drive & 230 East Brannon Road          Nicholasville             Kentucky
------------------------------------------------------------------------------------------------------------------------------
   51     3300-3355 Breckinridge Boulevard                                      Duluth                    Georgia
   52     1301 Connecticut Avenue                                               Washington                District of Columbia
   53     717 Liberty Avenue                                                    Pittsburgh                Pennsylvania
   54     800 Loudon Road                                                       Colonie                   New York
   55     2209 West Lincoln Avenue                                              Harlingen                 Texas
------------------------------------------------------------------------------------------------------------------------------
   56     2601 Stemmons Freeway                                                 Lewisville                Texas
   57     4801 Woodway Drive                                                    Houston                   Texas
   58     8901 East Mountain View Road                                          Scottsdale                Arizona
   59     300 East 2nd Street                                                   Reno                      Nevada
   60     7005 Cochran Road                                                     Glenwillow Village        Ohio
------------------------------------------------------------------------------------------------------------------------------
   61     9250 NW 36th Street                                                   Doral                     Florida
   62     1501 Main Street                                                      Columbia                  South Carolina
   63     9654 & 9660-9696 Wilshire Boulevard                                   Beverly Hills             California
   64     2600 & 2650 McCormick Drive                                           Clearwater                Florida
   65     9700 Patuxent Woods Drive & 10270 , 10280 & 10290 Old Columbia Road   Columbia                  Maryland
------------------------------------------------------------------------------------------------------------------------------
   66     NWC of East State Street and Mill Road                                Rockford                  Illinois
   67     6420, 6450 and 6480 Cameron Street                                    Las Vegas                 Nevada
   68     3998 Audrey Rae Lane                                                  Howell                    Michigan
   69     4949 and 4751 Harrison Avenue                                         Rockford                  Illinois
   70     US Highway 401 and Ten-Ten Road                                       Fuquay Varina             North Carolina
------------------------------------------------------------------------------------------------------------------------------
   71     1910, 1920 and 1930 Palomar Point Way                                 Carlsbad                  California
   72     199 E. Mitchell Hammock Road                                          Oviedo                    Florida
   73     307, 311, 315, 363 & 369 South Lower Sacramento Road                  Lodi                      California
   74     115 East River Street                                                 Savannah                  Georgia
   75     2700 NE Loop 410 and 8200 Perrin Beitel Road                          San Antonio               Texas
------------------------------------------------------------------------------------------------------------------------------
   76     2556 Wigwam Parkway                                                   Henderson                 Nevada
   77     14231, 14241 & 14261 Jetport Loop                                     Fort Myers                Florida
   78     5700-5810 East Florence Avenue & 7220 Eastern Avenue                  Bell Gardens              California
   79     10105, 10135, 10155 East Via Linda & 10050 E. Mountain View Road      Scottsdale                Arizona
   80     2077 North Main Street                                                West Bridgewater          Massachusetts
------------------------------------------------------------------------------------------------------------------------------
   81     915 South Basswood Drive                                              Bloomington               Indiana
   82     12155 West Alameda Parkway                                            Lakewood                  Colorado
   83     2581 E. Colorado Boulevard                                            Pasadena                  California
   84     260 Park Avenue South                                                 New York                  New York
   85     1000 Secaucus Road                                                    Secaucus                  New Jersey
------------------------------------------------------------------------------------------------------------------------------
   86     101-270 San Marin Drive                                               Novato                    California
  87-a    11450 Technology Circle                                               Duluth                    Georgia
  87-b
   88     8308 Cinder Bed Road                                                  Lorton                    Virginia
   89     3141 Johnston Street                                                  Lafayette                 Louisiana
   90     5-7, 17-19, and 27 West Broad Street                                  Richmond                  Virginia
------------------------------------------------------------------------------------------------------------------------------
   91     14015, 14021 & 14027 Conlan Circle                                    Charlotte                 North Carolina
   92     2251 Avent Ferry Road                                                 Raleigh                   North Carolina
   93     2 Ash Street                                                          Conshohocken              Pennsylvania
   94     475 Commerce Lake Drive                                               St. Augustine             Florida
   95     25 Houston Street                                                     New York                  New York
------------------------------------------------------------------------------------------------------------------------------
   96     1 Robertson Drive                                                     Bedminster                New Jersey
   97     2701 East 7th Street                                                  Austin                    Texas
   98     2222 N. Figueroa Street                                               Los Angeles               California
   99     2291 West March Lane                                                  Stockton                  California
  100
 100.01   900, 920 & 940 West Sproul Road                                       Springfield               Pennsylvania
 100.02   1023 East Baltimore Pike                                              Media                     Pennsylvania
------------------------------------------------------------------------------------------------------------------------------
  101     8413 & 8417 Excelsior Drive                                           Madison                   Wisconsin
  102     5400 Glenwood Avenue                                                  Raleigh                   North Carolina
  103     47-49 & 75-81 Route 25A                                               Rocky Point               New York
  104     1150 Emma Oaks Trail                                                  Lake Mary                 Florida
  105     40 Copeland Avenue                                                    LaCrosse                  Wisconsin
------------------------------------------------------------------------------------------------------------------------------
  106     30231 Tomas Road                                                      Rancho Santa Margarita    California
  107     333 Cedar Avenue                                                      Middlesex Borough         New Jersey
  108     200 Robbins Lane                                                      Syosset                   New York
  109     7021 West McDowell Road                                               Phoenix                   Arizona
  110     4004 Meadows Drive                                                    Indianapolis              Indiana
------------------------------------------------------------------------------------------------------------------------------
  111     13600-13640 North 99th Avenue                                         Sun City                  Arizona
  112     2036 Campostella Road                                                 Chesapeake                Virginia
  113     1441 Leah Avenue                                                      San Marcos                Texas
  114     300 Princeton Hightstown Road                                         East Windsor              New Jersey
  115     3110 Edwards Mill Road                                                Raleigh                   North Carolina
------------------------------------------------------------------------------------------------------------------------------
  116     5996 Zebulon Road                                                     Macon                     Georgia
  117     3839 McKinney Avenue                                                  Dallas                    Texas
  118     11402-11446 West Broad Street                                         Glen Allen                Virginia
  119     148 Peabody Road                                                      Vacaville                 California
  120     12821 West Jefferson Boulevard                                        Los Angeles               California
------------------------------------------------------------------------------------------------------------------------------
  121     12000 Southshore Pointe Drive                                         Midlothian                Virginia
  122     50 Santa Rosa Avenue                                                  Santa Rosa                California
  123     2656-2750 Mahoning Avenue                                             Warren                    Ohio
  124     9901 Brodie Lane                                                      Austin                    Texas
  125     100 South Orange Avenue                                               Orlando                   Florida
------------------------------------------------------------------------------------------------------------------------------
  126     2200 North Cota Street                                                Norco                     California
  127     15910, 15932 & 15954 Jackson Creek Parkway                            Monument                  Colorado
  128     6630 South McCarran Boulevard, Building C                             Reno                      Nevada
  129     1054 S De Anza Boulevard                                              San Jose                  California
  130     12325-12399 West 64th Avenue & 6410-6490 Ward Road                    Arvada                    Colorado
------------------------------------------------------------------------------------------------------------------------------
  131     62 Court Street & 10 Hillside Drive                                   Geneseo                   New York
  132     530 Independence Parkway                                              Chesapeake                Virginia
  133     50 Neuse River Parkway                                                Clayton                   North Carolina
  134     1160 West Branch Street                                               Arroyo Grande             California
  135     1000 W. Armitage Avenue                                               Chicago                   Illinois
------------------------------------------------------------------------------------------------------------------------------
  136     111-119 Main Street                                                   Southampton               New York
  137     4038 Talmadge Road                                                    Toledo                    Ohio
  138     18425 West Creek Drive                                                Tinley Park               Illinois
  139     91 South Jefferson Road                                               Hanover                   New Jersey
  140     12 Havemeyer Place                                                    Greenwich                 Connecticut
------------------------------------------------------------------------------------------------------------------------------
  141     2491 Wonder Drive                                                     Kannapolis                North Carolina
  142     3720-3740 East Sunset Road                                            Las Vegas                 Nevada
  143     10410 Kensington Parkway                                              Kensington                Maryland
  144     5050 West Baseline Road                                               Phoenix                   Arizona
  145     406 Science Drive                                                     Madison                   Wisconsin
------------------------------------------------------------------------------------------------------------------------------
  146     1289 Deming Way                                                       Madison                   Wisconsin
  147     745 North Center Boulevard                                            Romeoville                Illinois
  148     768 South Jefferson Avenue                                            Cookeville                Tennessee
  149     2790 Pineridge Drive NW                                               Walker                    Michigan
  150     8484 NW 36 Street                                                     Doral                     Florida
------------------------------------------------------------------------------------------------------------------------------
  151     297 North Highway 287                                                 Lafayette                 Colorado
  152     440 Science Drive                                                     Madison                   Wisconsin
  153     5300 Halls Mill Road                                                  Mobile                    Alabama
  154     1301, 1311 and 1321 N. McCarran Boulevard                             Sparks                    Nevada
  155     4530 South Peoria                                                     Tulsa                     Oklahoma
------------------------------------------------------------------------------------------------------------------------------
  156     685 Route 17                                                          Paramus                   New Jersey
  157     4494 North John Young Parkway & 4439 Parkway Commerce Boulevard       Orlando                   Florida
  158     115 East Broadway                                                     Monona                    Wisconsin
  159     572 Limewood Drive                                                    Battle Creek              Michigan
  160     2998 Turner Hill Road                                                 Lithonia                  Georgia
------------------------------------------------------------------------------------------------------------------------------
  161     27215 West Turnberry Lane, Building 28                                Valencia                  California

CONTROL                  GENERAL                  DETAILED
 NUMBER   ZIP CODE    PROPERTY TYPE            PROPERTY TYPE                      YEAR BUILT                  YEAR RENOVATED
-------------------------------------------------------------------------------------------------------------------------------

   1       02108      Office          General Urban                                 1973                   1989-1994, 2001-2002
   2       60606      Office          General Urban                                 1971                           2001
   3       85044      Hospitality     Full Service                                  1987                           2005
   4       10018      Office          General Urban                                 1929                           1976
   5       33146      Retail          Anchored                                      2002                            NAP
-------------------------------------------------------------------------------------------------------------------------------
   6       11749      Office          General Suburban                              1991                           1999
   7       91803      Office          General Urban                                 1970                         2000-2006
   8       10018      Office          General Urban                                 1930                           2004
   9       77042      Office          General Suburban                              2001
   10      22033      Office          General Suburban                    1985, 1986, 1988, 1989, 2003              NAP
-------------------------------------------------------------------------------------------------------------------------------
   11
 11.01     90650      Retail          Other                                         1996
 11.02     30260      Retail          Other                                         1997
 11.03     78233      Retail          Other                                         1998
 11.04     30106      Retail          Other                                         1999
 11.05     24012      Retail          Other                                         2000                           2006
 11.06     45431      Retail          Other                                         1998
 11.07     91910      Retail          Other                                         1998
 11.08     14623      Retail          Other                                         1996
 11.09     79423      Retail          Other                                         1998
   12
 12.01     98661      Industrial      Warehouse                                     1974                           1994
 12.02     98661      Industrial      Warehouse                                     1942                           1989
   13
 13.01     93274      Retail          Anchored                                      1999                           2005
 13.02     89029      Retail          Anchored                                      1996
 13.03     55049      Retail          Anchored                                      1991                           1999
 13.04     63383      Retail          Anchored                                      1993
 13.05     31305      Retail          Anchored                                      1996
 13.06     49684      Retail          Anchored                                      1990                           1999
   14      19106      Office          General Urban                                 1909                           1984
   15      65616      Retail          Anchored                                      2006                            NAP
-------------------------------------------------------------------------------------------------------------------------------
   16      91505      Office          General Urban                                 2005
   17      33133      Retail          Anchored                                      1990                           2006
   18      98121      Office          General Urban                              1917, 1925                        1998
   19      96813      Office          General Urban                                 1978                           2003
   20      63105      Office          General Suburban                              2001
-------------------------------------------------------------------------------------------------------------------------------
   21
 21.01     67501      Retail          Regional Mall                                 1971                           1989
 21.02     57401      Retail          Regional Mall                                 1990
 21.03     68901      Retail          Regional Mall                                 1985                           1993
 21.04     55792      Retail          Regional Mall                                 1970                           1998
   22      95002      Office          General Suburban                              2000
   23      30326      Office          General Urban                                 1998
   24      28105      Retail          Power Center / Big Box                        1987
   25      91504      Office          General Urban                                 2006
-------------------------------------------------------------------------------------------------------------------------------
   26      95207      Retail          Regional Mall                                 1977                         2004-2006
   27      60614      Retail          Anchored                                      1915                           2004
   28      20747      Retail          Anchored                                      1989
   29      94005      Office          General Urban                                 1987
   30      43212      Multifamily     Garden                                        2001
-------------------------------------------------------------------------------------------------------------------------------
   31      02114      Office          General Urban                                 1972                           1989
   32      89074      Office          General Suburban                           2004, 2005                         NAP
   33      60102      Retail          Power Center / Big Box                        2003
   34      02110      Office          General Urban                                 1976                           1997
   35      76039      Multifamily     Garden                                        2002
-------------------------------------------------------------------------------------------------------------------------------
   36      65201      Multifamily     Student Housing                               2006                            NAP
   37      49401      Multifamily     Student Housing                               2006                            NAP
   38      30809      Retail          Anchored                                    2005-2006                         NAP
   39      89109      Retail          Anchored                                      2005                            NAP
   40      07094      Industrial      Warehouse/Distribution                        2001                            NAP
-------------------------------------------------------------------------------------------------------------------------------
   41      95762      Retail          Anchored                                   2005, 2006                         NAP
   42      89147      Multifamily     Garden                                        2000
   43      12205      Hospitality     Full Service                                  1975                           2005
   44      61115      Retail          Power Center / Big Box                        2005
   45      17109      Retail          Anchored                                      1989                           1995
-------------------------------------------------------------------------------------------------------------------------------
   46      06053      Office          General Suburban                              1984                           2001
   47      91355      Retail          Anchored                                      2006                            NAP
   48      62040      Retail          Anchored                                 1986, 2004-2005                     2004
   49      78664      Retail          Anchored                                      2001                            NAP
   50      40356      Retail          Anchored                                      2006                            NAP
-------------------------------------------------------------------------------------------------------------------------------
   51      30096      Office          General Suburban                              1987                           1999
   52      20036      Office          General Urban                                 1920                           1988
   53      15222      Office          General Urban                                 1927                           2005
   54      12211      Retail          Power Center / Big Box                        2004
   55      78552      Retail          Anchored                                2002, 2004, 2005                      NAP
-------------------------------------------------------------------------------------------------------------------------------
   56      75067      Retail          Anchored                                   2002, 2006                         NAP
   57      77056      Office          General Urban                                 1976                           2003
   58      85258      Office          General Suburban                              1999                            NAP
   59      89501      Office          General Urban                                 1981                           2006
   60      44139      Industrial      Warehouse                                     1996
-------------------------------------------------------------------------------------------------------------------------------
   61      33178      Office          General Suburban                              1984
   62      29201      Office          General Urban                                 1999
   63      90212      Retail          Anchored                                      1981                           2004
   64      33759      Office          General Suburban                              1987                           2004
   65      21046      Office          General Suburban                              1985
-------------------------------------------------------------------------------------------------------------------------------
   66      61108      Retail          Power Center / Big Box                        1993                           2000
   67      89118      Industrial      Industrial                                    2006                            NAP
   68      48843      Multifamily     Garden                                        2001
   69      61108      Office          General Suburban                              1980                           2006
   70      27526      Retail          Anchored                                      2006
-------------------------------------------------------------------------------------------------------------------------------
   71      92008      Industrial      Industrial / Warehouse w/ Office              2006                            NAP
   72      32765      Retail          Anchored                                      2000
   73      95242      Retail          Anchored                                      1966                           2005
   74      31401      Hospitality     Limited Service                               1817                           1999
   75      78218      Office          General Suburban                              1983                           2001
-------------------------------------------------------------------------------------------------------------------------------
   76      89074      Retail          Anchored                                   1994, 2003                         NAP
   77      33913      Industrial      Industrial                                 2003, 2006                         NAP
   78      90201      Retail          Anchored                                      2006                            NAP
   79      85258      Retail          Anchored                                      1987                            NAP
   80      02379      Retail          Anchored                                      1970                           2006
-------------------------------------------------------------------------------------------------------------------------------
   81      47403      Multifamily     Student Housing                               2005                            NAP
   82      80228      Office          General Suburban                              1999                            NAP
   83      91107      Self-Storage    Self-Storage                                  2002
   84      10010      Retail          Anchored                                      1913                           2004
   85      07094      Industrial      Warehouse/Distribution                        1976                            NAP
-------------------------------------------------------------------------------------------------------------------------------
   86      94945      Retail          Anchored                                      1984                           2000
  87-a     30097      Office          General Suburban                              1999                           2000
  87-b
   88      22079      Industrial      Industrial / Warehouse w/ Office              1988                            NAP
   89      70503      Retail          Anchored                                      2004                            NAP
   90      23220      Multifamily     Mid rise                                      1910                           2004
-------------------------------------------------------------------------------------------------------------------------------
   91      28277      Retail          Anchored                                      2005                            NAP
   92      27606      Retail          Shadow Anchored                     1973, 1984-1986, 1988, 2006              2005
   93      19428      Office          General Suburban                              1996                            NAP
   94      32095      Hospitality     Limited Service                               1999
   95      10012      Retail          Anchored                                      2004
-------------------------------------------------------------------------------------------------------------------------------
   96      07921      Office          Medical                                       1990                            NAP
   97      78702      Retail          Anchored                                      1958                           1999
   98      90065      Self-Storage    Self-Storage                                  1989
   99      95207      Office          General Suburban                              1976
  100
 100.01    19064      Office          General Suburban                        1960, 1996, 2006                      NAP
 100.02    19063      Office          General Suburban                              1990                            NAP
-------------------------------------------------------------------------------------------------------------------------------
  101      53717      Office          General Suburban                              1999                            NAP
  102      27612      Office          General Suburban                              1986
  103      11778      Retail          Shadow Anchored                               1970                           2006
  104      32746      Industrial      Warehouse                                     1999
  105      54603      Retail          Anchored                                      2006                            NAP
-------------------------------------------------------------------------------------------------------------------------------
  106      92688      Self-Storage    Self-Storage                                  1990                           1995
  107      08846      Industrial      Warehouse/Distribution              1956, 1965, 1972, 1975, 1982              NAP
  108      11791      Industrial      Warehouse                                     1973
  109      85035      Multifamily     Garden                                        1989                            NAP
  110      46205      Multifamily     Garden                                        1954                         2005-2006
-------------------------------------------------------------------------------------------------------------------------------
  111      85351      Retail          Anchored                                      1972                            NAP
  112      23324      Retail          Anchored                                    2005-2006                         NAP
  113      78666      Multifamily     Student Housing                               2002                           2002
  114      08520      Office          Medical                                       2004                            NAP
  115      27612      Office          General Suburban                              1999                            NAP
-------------------------------------------------------------------------------------------------------------------------------
  116      31210      Retail          Anchored                                      1999                            NAP
  117      75204      Retail          Shadow Anchored                             2005-2006                         NAP
  118      23060      Retail          Shadow Anchored                               1996                            NAP
  119      95687      Retail          Other                                         1963                           1998
  120      90066      Self-Storage    Self-Storage                                  1968                           2006
-------------------------------------------------------------------------------------------------------------------------------
  121      23112      Retail          Unanchored                                    2006                            NAP
  122      95404      Office          General Urban                                 1967                           2005
  123      44483      Retail          Anchored                                   1970, 1975                        2001
  124      78748      Retail          Shadow Anchored                               2002                            NAP
  125      32801      Office          General Urban                                 1923                        2003, 2005
-------------------------------------------------------------------------------------------------------------------------------
  126      92880      Self-Storage    Self-Storage                                  1989
  127      80132      Retail          Anchored                                    2005-2006                         NAP
  128      89509      Office          General Suburban                              1998
  129      95014      Office          General Urban                                 1984
  130      80004      Retail          Shadow Anchored                             1977-1978                        2006
-------------------------------------------------------------------------------------------------------------------------------
  131      14454      Multifamily     Student Housing                               1989                           1997
  132      23320      Office          General Suburban                              2001                            NAP
  133      27527      Retail          Anchored                                      2000                            NAP
  134      93420      Retail          Anchored                                    1982-1985                      2000-2002
  135      60614      Multifamily     Mid rise                                      1895                           2001
-------------------------------------------------------------------------------------------------------------------------------
  136      11968      Retail          Anchored                                      1963                           2006
  137      43623      Retail          Shadow Anchored                               2005                            NAP
  138      60477      Office          General Suburban                              2001
  139      07981      Office          Medical                                       2005                            NAP
  140      06830      Office          General Urban                                 1933                           2001
-------------------------------------------------------------------------------------------------------------------------------
  141      28083      Hospitality     Limited Service                               2003
  142      89120      Retail          Shadow Anchored                               1989
  143      20895      Office          General Suburban                              1988                           2005
  144      85339      Retail          Anchored                                      2006                            NAP
  145      53711      Office          General Suburban                              1989                            NAP
-------------------------------------------------------------------------------------------------------------------------------
  146      53717      Office          General Suburban                              2002                            NAP
  147      60446      Retail          Single Tenant Retail                          2006                            NAP
  148      38501      Retail          Anchored                                      1993                            NAP
  149      49534      Multifamily     Garden                                        1988                           2004
  150      33166      Retail          Single Tenant                                 2006
-------------------------------------------------------------------------------------------------------------------------------
  151      80026      Retail          Shadow Anchored                               2005                            NAP
  152      53711      Office          General Suburban                              1994                            NAP
  153      36619      Retail          Shadow Anchored                               2005                            NAP
  154      89431      Office          General Suburban                              1989
  155      74105      Self-Storage    Self-Storage                                  2000
-------------------------------------------------------------------------------------------------------------------------------
  156      07652      Retail          Single Tenant                                 1969                           1999
  157      32808      Industrial      Industrial / Warehouse w/ Office              1995                            NAP
  158      53716      Retail          Shadow Anchored                               2005                            NAP
  159      49017      Multifamily     Garden                                        1986                           1986
  160      30038      Retail          Unanchored                                    2006                            NAP
-------------------------------------------------------------------------------------------------------------------------------
  161      91355      Industrial      Warehouse                                     2006

                                                                                                          ALLOCATED CUT-OFF
CONTROL    UNITS, PADS,       UNIT       LOAN PER         OWNERSHIP           ORIGINAL     CUT-OFF DATE     DATE BALANCE
 NUMBER    ROOMS, SQ FT   DESCRIPTION    UNIT ($)          INTEREST          BALANCE ($)    BALANCE ($)   (MULTI-PROPERTY)
-----------------------------------------------------------------------------------------------------------------------------

   1          1,017,168   Sq Ft             206.46        Fee Simple          210,000,000   210,000,000        210,000,000
   2          1,184,432   Sq Ft             170.55        Fee Simple          202,000,000   202,000,000        202,000,000
   3                640   Rooms         296,875.00  Fee Simple / Leasehold    190,000,000   190,000,000        190,000,000
   4            470,563   Sq Ft             388.90        Fee Simple          183,000,000   183,000,000        183,000,000
   5            488,554   Sq Ft             347.31        Leasehold           170,000,000   169,677,544        169,677,544
-----------------------------------------------------------------------------------------------------------------------------
   6            778,370   Sq Ft             212.81        Fee Simple          165,643,200   165,643,200        165,643,200
   7            846,541   Sq Ft             153.57        Fee Simple          130,000,000   130,000,000        130,000,000
   8            358,450   Sq Ft             348.72        Fee Simple          125,000,000   125,000,000        125,000,000
   9            749,266   Sq Ft             161.49        Fee Simple          121,000,000   121,000,000        121,000,000
   10         1,250,842   Sq Ft             207.06        Fee Simple          116,550,000   116,550,000        116,550,000
-----------------------------------------------------------------------------------------------------------------------------
   11           661,914   Sq Ft             169.28                            112,050,000   112,050,000
 11.01           80,000   Sq Ft                           Fee Simple                                            15,641,664
 11.02           88,000   Sq Ft                           Fee Simple                                            15,294,072
 11.03           81,836   Sq Ft                           Fee Simple                                            13,913,251
 11.04           88,660   Sq Ft                           Fee Simple                                            13,671,009
 11.05           51,222   Sq Ft                           Fee Simple                                            11,734,376
 11.06           75,149   Sq Ft                           Fee Simple                                            11,609,437
 11.07           60,000   Sq Ft                           Fee Simple                                            11,151,927
 11.08           76,315   Sq Ft                           Fee Simple                                            10,765,346
 11.09           60,732   Sq Ft                           Fee Simple                                             8,268,917
   12         2,336,835   Sq Ft              45.36                            106,000,000   106,000,000
 12.01        1,223,567   Sq Ft                           Fee Simple                                            66,950,000
 12.02        1,113,268   Sq Ft                           Leasehold                                             39,050,000
   13         1,338,733   Sq Ft              70.22                             94,000,000    94,000,000
 13.01          226,645   Sq Ft                           Fee Simple                                            33,500,000
 13.02          256,741   Sq Ft                           Fee Simple                                            31,250,000
 13.03          223,960   Sq Ft                           Fee Simple                                            12,500,000
 13.04          199,963   Sq Ft                           Fee Simple                                             7,500,000
 13.05          277,449   Sq Ft                           Leasehold                                              5,500,000
 13.06          153,975   Sq Ft                           Fee Simple                                             3,750,000
   14           885,786   Sq Ft             103.86        Fee Simple           92,000,000    92,000,000         92,000,000
   15           432,783   Sq Ft             207.96        Leasehold            90,000,000    90,000,000         90,000,000
-----------------------------------------------------------------------------------------------------------------------------
   16           230,000   Sq Ft             372.17        Fee Simple           85,600,000    85,600,000         85,600,000
   17           196,492   Sq Ft             404.21        Fee Simple           79,425,000    79,425,000         79,425,000
   18           335,149   Sq Ft             224.53        Fee Simple           75,250,000    75,250,000         75,250,000
   19           259,317   Sq Ft             250.66        Fee Simple           65,000,000    65,000,000         65,000,000
   20           325,172   Sq Ft             191.28        Fee Simple           62,200,000    62,200,000         62,200,000
-----------------------------------------------------------------------------------------------------------------------------
   21         1,259,963   Sq Ft              45.60                             57,458,000    57,458,000
 21.01          441,963   Sq Ft                           Fee Simple                                            23,858,000
 21.02          239,141   Sq Ft                           Fee Simple                                            15,500,000
 21.03          325,320   Sq Ft                           Fee Simple                                             9,500,000
 21.04          253,539   Sq Ft                           Fee Simple                                             8,600,000
   22           302,186   Sq Ft             174.98        Fee Simple           52,875,000    52,875,000         52,875,000
   23           259,888   Sq Ft             194.31        Fee Simple           50,500,000    50,500,000         50,500,000
   24           658,012   Sq Ft              75.99        Fee Simple           50,000,000    50,000,000         50,000,000
   25           175,799   Sq Ft             267.35        Fee Simple           47,000,000    47,000,000         47,000,000
-----------------------------------------------------------------------------------------------------------------------------
   26           268,670   Sq Ft             167.32        Fee Simple           45,000,000    44,952,570         44,952,570
   27           194,152   Sq Ft             203.45        Fee Simple           39,500,000    39,500,000         39,500,000
   28           244,959   Sq Ft             160.42        Fee Simple           39,296,000    39,296,000         39,296,000
   29           219,213   Sq Ft             173.35        Fee Simple           38,000,000    38,000,000         38,000,000
   30               480   Units          70,000.00        Fee Simple           33,600,000    33,600,000         33,600,000
-----------------------------------------------------------------------------------------------------------------------------
   31           132,713   Sq Ft             239.73        Fee Simple           31,815,000    31,815,000         31,815,000
   32           162,859   Sq Ft             195.31        Fee Simple           32,200,000    31,807,658         31,807,658
   33           206,884   Sq Ft             138.24        Fee Simple           28,600,000    28,600,000         28,600,000
   34           125,719   Sq Ft             225.90        Fee Simple           28,400,000    28,400,000         28,400,000
   35               354   Units          75,847.46        Fee Simple           26,850,000    26,850,000         26,850,000
-----------------------------------------------------------------------------------------------------------------------------
   36               214   Units         114,559.94        Fee Simple           24,515,827    24,515,827         24,515,827
   37               206   Units         115,436.89        Fee Simple           23,780,000    23,780,000         23,780,000
   38           265,468   Sq Ft              88.52        Fee Simple           23,500,000    23,500,000         23,500,000
   39            58,532   Sq Ft             401.49        Fee Simple           23,500,000    23,500,000         23,500,000
   40           338,661   Sq Ft              67.91        Fee Simple           23,000,000    23,000,000         23,000,000
-----------------------------------------------------------------------------------------------------------------------------
   41            88,184   Sq Ft             258.55        Fee Simple           22,800,000    22,800,000         22,800,000
   42               240   Units          91,666.67        Fee Simple           22,000,000    22,000,000         22,000,000
   43               312   Rooms          68,910.26        Fee Simple           21,500,000    21,500,000         21,500,000
   44           132,463   Sq Ft             156.65        Fee Simple           20,750,000    20,750,000         20,750,000
   45           216,654   Sq Ft              91.16        Fee Simple           19,750,000    19,750,000         19,750,000
-----------------------------------------------------------------------------------------------------------------------------
   46           130,000   Sq Ft             150.38        Fee Simple           19,550,000    19,550,000         19,550,000
   47            57,474   Sq Ft             333.19        Fee Simple           19,150,000    19,150,000         19,150,000
   48           156,297   Sq Ft             122.01        Fee Simple           19,070,000    19,070,000         19,070,000
   49           105,441   Sq Ft             178.77        Fee Simple           18,850,000    18,850,000         18,850,000
   50           118,114   Sq Ft             154.40        Fee Simple           18,275,000    18,237,060         18,237,060
-----------------------------------------------------------------------------------------------------------------------------
   51           231,656   Sq Ft              78.56        Fee Simple           18,200,000    18,200,000         18,200,000
   52            64,017   Sq Ft             282.74        Fee Simple           18,100,000    18,100,000         18,100,000
   53           280,217   Sq Ft              64.24        Fee Simple           18,000,000    18,000,000         18,000,000
   54           144,533   Sq Ft             121.08        Fee Simple           17,500,000    17,500,000         17,500,000
   55           180,944   Sq Ft              96.27        Fee Simple           17,420,000    17,420,000         17,420,000
-----------------------------------------------------------------------------------------------------------------------------
   56            90,122   Sq Ft             190.85        Fee Simple           17,200,000    17,200,000         17,200,000
   57           220,583   Sq Ft              77.34        Fee Simple           17,060,000    17,060,000         17,060,000
   58           107,885   Sq Ft             157.58        Fee Simple           17,000,000    17,000,000         17,000,000
   59           127,137   Sq Ft             133.71        Fee Simple           17,000,000    17,000,000         17,000,000
   60           458,000   Sq Ft              37.12        Fee Simple           17,000,000    17,000,000         17,000,000
-----------------------------------------------------------------------------------------------------------------------------
   61           185,226   Sq Ft              89.08        Fee Simple           16,500,000    16,500,000         16,500,000
   62           143,035   Sq Ft             114.66        Fee Simple           16,400,000    16,400,000         16,400,000
   63            42,115   Sq Ft             368.04        Fee Simple           15,500,000    15,500,000         15,500,000
   64           146,798   Sq Ft             103.54        Fee Simple           15,200,000    15,200,000         15,200,000
   65           200,245   Sq Ft              73.16        Fee Simple           15,000,000    14,650,353         14,650,353
-----------------------------------------------------------------------------------------------------------------------------
   66           120,185   Sq Ft             118.98        Fee Simple           14,300,000    14,300,000         14,300,000
   67           140,596   Sq Ft              99.58        Fee Simple           14,000,000    14,000,000         14,000,000
   68               201   Units          67,164.18        Fee Simple           13,500,000    13,500,000         13,500,000
   69           161,111   Sq Ft              83.12        Fee Simple           13,392,000    13,392,000         13,392,000
   70            82,269   Sq Ft             161.66        Fee Simple           13,300,000    13,300,000         13,300,000
-----------------------------------------------------------------------------------------------------------------------------
   71            84,123   Sq Ft             155.72        Fee Simple           13,100,000    13,100,000         13,100,000
   72            64,587   Sq Ft             194.54        Fee Simple           12,565,000    12,565,000         12,565,000
   73           103,698   Sq Ft             120.54        Fee Simple           12,500,000    12,500,000         12,500,000
   74                86   Rooms         145,038.14  Fee Simple / Leasehold     12,473,280    12,473,280         12,473,280
   75           131,527   Sq Ft              92.76        Fee Simple           12,200,000    12,200,000         12,200,000
-----------------------------------------------------------------------------------------------------------------------------
   76            76,018   Sq Ft             157.86        Fee Simple           12,000,000    12,000,000         12,000,000
   77           121,724   Sq Ft              96.94        Fee Simple           11,800,000    11,800,000         11,800,000
   78            80,777   Sq Ft             141.13        Leasehold            11,400,000    11,400,000         11,400,000
   79           118,285   Sq Ft              93.84        Fee Simple           11,100,000    11,100,000         11,100,000
   80           138,449   Sq Ft              79.45        Fee Simple           11,000,000    11,000,000         11,000,000
-----------------------------------------------------------------------------------------------------------------------------
   81               108   Units         100,556.85        Fee Simple           10,860,140    10,860,140         10,860,140
   82           115,560   Sq Ft              93.03        Fee Simple           10,750,000    10,750,000         10,750,000
   83               745   Units          14,093.96        Fee Simple           10,500,000    10,500,000         10,500,000
   84             4,581   Sq Ft           2,292.08        Fee Simple           10,500,000    10,500,000         10,500,000
   85           202,148   Sq Ft              49.47        Fee Simple           10,000,000    10,000,000         10,000,000
-----------------------------------------------------------------------------------------------------------------------------
   86            70,483   Sq Ft             136.91        Fee Simple            9,650,000     9,650,000          9,650,000
  87-a          143,333   Sq Ft              65.84        Fee Simple            7,300,000     6,495,429          6,495,429
  87-b                                       65.84                              3,200,000     2,941,090          2,941,090
   88           101,600   Sq Ft              92.52        Fee Simple            9,400,000     9,400,000          9,400,000
   89            61,579   Sq Ft             150.38        Leasehold             9,260,000     9,260,000          9,260,000
   90               102   Units          90,196.08        Fee Simple            9,200,000     9,200,000          9,200,000
-----------------------------------------------------------------------------------------------------------------------------
   91            30,597   Sq Ft             297.41        Fee Simple            9,100,000     9,100,000          9,100,000
   92           122,562   Sq Ft              71.80        Leasehold             8,800,000     8,800,000          8,800,000
   93            60,016   Sq Ft             143.30        Fee Simple            8,600,000     8,600,000          8,600,000
   94               162   Rooms          53,040.05        Fee Simple            8,600,000     8,592,488          8,592,488
   95             7,983   Sq Ft           1,064.76        Fee Simple            8,500,000     8,500,000          8,500,000
-----------------------------------------------------------------------------------------------------------------------------
   96            38,004   Sq Ft             223.26        Fee Simple            8,500,000     8,484,631          8,484,631
   97            86,306   Sq Ft              95.01        Fee Simple            8,200,000     8,200,000          8,200,000
   98               666   Units          12,252.25        Fee Simple            8,160,000     8,160,000          8,160,000
   99            67,433   Sq Ft             120.49        Fee Simple            8,125,000     8,125,000          8,125,000
  100            77,491   Sq Ft             101.95                              7,900,000     7,900,000
 100.01          51,313   Sq Ft                           Fee Simple                                             5,266,667
 100.02          26,178   Sq Ft                           Fee Simple                                             2,633,333
-----------------------------------------------------------------------------------------------------------------------------
  101            58,128   Sq Ft             135.13        Fee Simple            7,855,000     7,855,000          7,855,000
  102            87,838   Sq Ft              86.75        Fee Simple            7,620,000     7,620,000          7,620,000
  103            61,411   Sq Ft             123.76        Fee Simple            7,600,000     7,600,000          7,600,000
  104           120,504   Sq Ft              62.52        Fee Simple            7,550,000     7,533,665          7,533,665
  105            66,152   Sq Ft             112.57        Fee Simple            7,447,000     7,447,000          7,447,000
-----------------------------------------------------------------------------------------------------------------------------
  106               604   Units          12,003.31        Fee Simple            7,250,000     7,250,000          7,250,000
  107           208,000   Sq Ft              34.62        Fee Simple            7,200,000     7,200,000          7,200,000
  108           175,200   Sq Ft              40.68        Fee Simple            8,070,131     7,126,668          7,126,668
  109               160   Units          43,750.00        Fee Simple            7,000,000     7,000,000          7,000,000
  110               328   Units          21,260.26        Fee Simple            7,000,000     6,973,364          6,973,364
-----------------------------------------------------------------------------------------------------------------------------
  111            55,969   Sq Ft             121.50        Fee Simple            6,800,000     6,800,000          6,800,000
  112            50,424   Sq Ft             134.86        Fee Simple            6,800,000     6,800,000          6,800,000
  113               110   Units          60,000.00        Fee Simple            6,600,000     6,600,000          6,600,000
  114            40,448   Sq Ft             163.17        Fee Simple            6,600,000     6,600,000          6,600,000
  115            46,124   Sq Ft             143.09        Fee Simple            6,600,000     6,600,000          6,600,000
-----------------------------------------------------------------------------------------------------------------------------
  116            66,400   Sq Ft              99.10        Fee Simple            6,580,000     6,580,000          6,580,000
  117            18,177   Sq Ft             361.34        Fee Simple            6,568,000     6,568,000          6,568,000
  118            37,650   Sq Ft             172.64        Fee Simple            6,500,000     6,500,000          6,500,000
  119            12,000   Sq Ft             541.67        Fee Simple            6,500,000     6,500,000          6,500,000
  120               882   Units           6,802.72        Fee Simple            6,000,000     6,000,000          6,000,000
-----------------------------------------------------------------------------------------------------------------------------
  121            39,133   Sq Ft             153.32        Fee Simple            6,000,000     6,000,000          6,000,000
  122            34,442   Sq Ft             174.21        Fee Simple            6,000,000     6,000,000          6,000,000
  123           124,440   Sq Ft              46.45        Fee Simple            5,780,000     5,780,000          5,780,000
  124            18,873   Sq Ft             304.67        Fee Simple            5,750,000     5,750,000          5,750,000
  125            37,287   Sq Ft             151.12        Fee Simple            5,640,000     5,634,710          5,634,710
-----------------------------------------------------------------------------------------------------------------------------
  126               592   Units           9,459.46        Fee Simple            5,600,000     5,600,000          5,600,000
  127            21,617   Sq Ft             252.12        Fee Simple            5,450,000     5,450,000          5,450,000
  128            37,388   Sq Ft             144.43        Fee Simple            5,400,000     5,400,000          5,400,000
  129            31,701   Sq Ft             170.34        Fee Simple            5,400,000     5,400,000          5,400,000
  130            49,688   Sq Ft             108.68        Fee Simple            5,400,000     5,400,000          5,400,000
-----------------------------------------------------------------------------------------------------------------------------
  131                90   Units          60,000.00        Fee Simple            5,400,000     5,400,000          5,400,000
  132            51,578   Sq Ft             100.82        Fee Simple            5,200,000     5,200,000          5,200,000
  133            53,501   Sq Ft              96.26        Fee Simple            5,150,000     5,150,000          5,150,000
  134            34,500   Sq Ft             147.83        Fee Simple            5,100,000     5,100,000          5,100,000
  135                15   Units         333,333.33        Fee Simple            5,000,000     5,000,000          5,000,000
-----------------------------------------------------------------------------------------------------------------------------
  136            24,000   Sq Ft             208.33        Fee Simple            5,000,000     5,000,000          5,000,000
  137            18,836   Sq Ft             254.83        Fee Simple            4,800,000     4,800,000          4,800,000
  138            29,215   Sq Ft             163.41        Fee Simple            4,774,000     4,774,000          4,774,000
  139            18,110   Sq Ft             250.69        Fee Simple            4,540,000     4,540,000          4,540,000
  140             9,000   Sq Ft             500.00        Fee Simple            4,500,000     4,500,000          4,500,000
-----------------------------------------------------------------------------------------------------------------------------
  141                81   Rooms          55,420.29        Fee Simple            4,500,000     4,489,044          4,489,044
  142            25,600   Sq Ft             171.88        Fee Simple            4,400,000     4,400,000          4,400,000
  143            30,813   Sq Ft             142.56        Fee Simple            4,400,000     4,392,798          4,392,798
  144            13,013   Sq Ft             337.35        Fee Simple            4,390,000     4,390,000          4,390,000
  145            47,362   Sq Ft              89.73        Leasehold             4,250,000     4,250,000          4,250,000
-----------------------------------------------------------------------------------------------------------------------------
  146            33,482   Sq Ft             121.56        Fee Simple            4,070,000     4,070,000          4,070,000
  147            40,000   Sq Ft             101.10        Fee Simple            4,050,000     4,044,147          4,044,147
  148            43,751   Sq Ft              89.83        Fee Simple            3,930,000     3,930,000          3,930,000
  149               146   Units          26,712.33        Fee Simple            3,900,000     3,900,000          3,900,000
  150             9,240   Sq Ft             402.60        Fee Simple            3,720,000     3,720,000          3,720,000
-----------------------------------------------------------------------------------------------------------------------------
  151            19,719   Sq Ft             187.64        Fee Simple            3,700,000     3,700,000          3,700,000
  152            47,783   Sq Ft              66.90        Leasehold             3,200,000     3,196,820          3,196,820
  153            16,597   Sq Ft             153.52        Fee Simple            2,548,000     2,548,000          2,548,000
  154            22,044   Sq Ft             114.54        Fee Simple            2,525,000     2,525,000          2,525,000
  155               529   Units           4,615.89        Leasehold             2,450,000     2,441,807          2,441,807
-----------------------------------------------------------------------------------------------------------------------------
  156            17,661   Sq Ft             135.89        Fee Simple            2,705,707     2,400,036          2,400,036
  157            26,660   Sq Ft              86.12        Fee Simple            2,300,000     2,295,971          2,295,971
  158            10,343   Sq Ft             203.04        Fee Simple            2,100,000     2,100,000          2,100,000
  159               132   Units          15,151.52        Fee Simple            2,000,000     2,000,000          2,000,000
  160             7,700   Sq Ft             217.14        Fee Simple            1,672,000     1,672,000          1,672,000
-----------------------------------------------------------------------------------------------------------------------------
  161            19,110   Sq Ft              52.33        Fee Simple            1,000,000     1,000,000          1,000,000

                                           GROSS                                      MONTHLY         ANNUAL        PARI PASSU
CONTROL    % OF INITIAL     BALLOON      INTEREST   ADMINISTRATIVE   NET INTEREST      DEBT            DEBT        MONTHLY DEBT
 NUMBER    POOL BALANCE     BALANCE      RATE (%)    FEE RATE (%)      RATE (%)     SERVICE ($)    SERVICE ($)      SERVICE ($)
-------------------------------------------------------------------------------------------------------------------------------

   1           4.8%        210,000,000   6.10100%      0.02049%        6.08051%     1,082,503.82   12,990,045.84
   2           4.7%        189,477,538   6.19100%      0.02049%        6.17051%     1,236,007.87   14,832,094.44
   3           4.4%        179,325,716   6.68000%      0.02049%        6.65951%     1,223,508.59   14,682,103.08
   4           4.2%        183,000,000   5.89100%      0.02049%        5.87051%       910,854.97   10,930,259.64
   5           3.9%        158,674,880   5.83500%      0.02049%        5.81451%     1,001,272.39   12,015,268.68
-------------------------------------------------------------------------------------------------------------------------------
   6           3.8%        165,643,200   6.96000%      0.02049%        6.93951%       974,074.04   11,688,888.48
   7           3.0%        130,000,000   6.33300%      0.03549%        6.29751%       695,603.82    8,347,245.84
   8           2.9%        125,000,000   6.21700%      0.02049%        6.19651%       656,598.67    7,879,184.04
   9           2.8%        113,449,472   6.15500%      0.02049%        6.13451%       737,557.81    8,850,693.72
   10          2.7%        116,550,000   6.21800%      0.02049%        6.19751%     1,360,691.27   16,328,295.24     612,311.07
-------------------------------------------------------------------------------------------------------------------------------
   11          2.6%        112,050,000   6.50900%      0.02049%        6.48851%       616,219.23    7,394,630.76
 11.01
 11.02
 11.03
 11.04
 11.05
 11.06
 11.07
 11.08
 11.09
   12          2.4%        106,000,000   6.94400%      0.03049%        6.91351%       621,905.93    7,462,871.11
 12.01
 12.02
   13          2.2%         90,358,914   7.21600%      0.02049%        7.19551%       639,079.37    7,668,952.44
 13.01
 13.02
 13.03
 13.04
 13.05
 13.06
   14          2.1%         92,000,000   6.19500%      0.02049%        6.17451%       481,546.53    5,778,558.36
   15          2.1%         79,860,415   6.06000%      0.02049%        6.03951%       543,072.12    6,516,865.44
-------------------------------------------------------------------------------------------------------------------------------
   16          2.0%         80,416,188   6.31300%      0.02049%        6.29251%       530,566.30    6,366,795.60
   17          1.8%         74,649,541   6.34900%      0.02049%        6.32851%       494,158.82    5,929,905.84
   18          1.7%         75,250,000   5.94300%      0.02049%        5.92251%       377,851.68    4,534,220.16
   19          1.5%         61,050,357   6.29600%      0.02049%        6.27551%       402,162.85    4,825,954.20
   20          1.4%         62,200,000   5.89900%      0.02049%        5.87851%       310,011.57    3,720,138.84
-------------------------------------------------------------------------------------------------------------------------------
   21          1.3%         53,668,900   5.87500%      0.02049%        5.85451%       339,885.77    4,078,629.24
 21.01
 21.02
 21.03
 21.04
   22          1.2%         52,875,000   5.90000%      0.02049%        5.87951%       263,579.43    3,162,953.13
   23          1.2%         50,500,000   6.36700%      0.02049%        6.34651%       271,666.04    3,259,992.48
   24          1.2%         45,263,209   6.09000%      0.02049%        6.06951%       302,674.50    3,632,094.00
   25          1.1%         41,051,033   5.38000%      0.02049%        5.35951%       263,333.00    3,159,996.00
-------------------------------------------------------------------------------------------------------------------------------
   26          1.0%         37,823,498   5.70000%      0.02049%        5.67951%       261,180.18    3,134,162.16
   27          0.9%         36,715,174   6.40200%      0.02049%        6.38151%       235,987.80    2,831,853.60
   28          0.9%         39,296,000   6.30600%      0.02049%        6.28551%       209,368.54    2,512,422.48
   29          0.9%         35,690,011   6.28700%      0.02049%        6.26651%       234,887.74    2,818,652.88
   30          0.8%         33,600,000   6.05000%      0.02049%        6.02951%       171,752.78    2,061,033.36
-------------------------------------------------------------------------------------------------------------------------------
   31          0.7%         31,815,000   6.24900%      0.02049%        6.22851%       167,977.68    2,015,732.12
   32          0.7%         26,725,421   5.30000%      0.02049%        5.27951%       178,808.10    2,145,697.20
   33          0.7%         28,600,000   5.87500%      0.02049%        5.85451%       141,965.57    1,703,586.84
   34          0.7%         28,400,000   6.28500%      0.02049%        6.26451%       150,810.90    1,809,730.80
   35          0.6%         26,850,000   6.51400%      0.02049%        6.49351%       147,775.07    1,773,300.84
-------------------------------------------------------------------------------------------------------------------------------
   36          0.6%         23,004,363   6.22000%      0.02049%        6.19951%       150,470.15    1,805,641.80
   37          0.5%         22,243,312   5.98000%      0.02049%        5.95951%       142,267.49    1,707,209.88
   38          0.5%         20,123,849   5.50000%      0.02049%        5.47951%       133,430.42    1,601,165.04
   39          0.5%         21,066,234   5.61000%      0.02049%        5.58951%       135,056.78    1,620,681.36
   40          0.5%         20,771,750   5.97000%      0.02049%        5.94951%       137,453.31    1,649,439.72
-------------------------------------------------------------------------------------------------------------------------------
   41          0.5%         21,273,258   5.80000%      0.02049%        5.77951%       133,799.68    1,605,596.16
   42          0.5%         22,000,000   6.40300%      0.02049%        6.38251%       119,018.73    1,428,224.76
   43          0.5%         20,654,514   7.90000%      0.02049%        7.87951%       156,263.16    1,875,157.92
   44          0.5%         20,750,000   5.87500%      0.02049%        5.85451%       102,999.49    1,235,993.88
   45          0.5%         17,918,638   6.20900%      0.02049%        6.18851%       121,077.99    1,452,935.88
-------------------------------------------------------------------------------------------------------------------------------
   46          0.5%         19,550,000   6.12600%      0.02049%        6.10551%       101,188.90    1,214,266.80
   47          0.4%         17,260,892   5.87000%      0.02049%        5.84951%       113,218.30    1,358,619.60
   48          0.4%         19,070,000   6.21000%      0.02049%        6.18951%       100,057.91    1,200,694.92
   49          0.4%         18,850,000   6.12000%      0.06049%        6.05951%        97,470.21    1,169,642.52
   50          0.4%         15,229,870   5.42000%      0.07049%        5.34951%       102,848.02    1,234,176.24
-------------------------------------------------------------------------------------------------------------------------------
   51          0.4%         17,097,800   6.31000%      0.02049%        6.28951%       112,771.71    1,353,260.52
   52          0.4%         18,100,000   6.19000%      0.02049%        6.16951%        94,662.58    1,135,950.96
   53          0.4%         18,000,000   6.68700%      0.02049%        6.66651%       101,698.12    1,220,377.44
   54          0.4%         17,500,000   5.86000%      0.02049%        5.83951%        86,645.25    1,039,743.00
   55          0.4%         17,420,000   6.03000%      0.02049%        6.00951%        88,751.27    1,065,015.24
-------------------------------------------------------------------------------------------------------------------------------
   56          0.4%         15,807,683   5.93000%      0.02049%        5.90951%       102,349.89    1,228,198.68
   57          0.4%         15,530,034   6.38800%      0.02049%        6.36751%       106,577.30    1,278,927.60
   58          0.4%         17,000,000   6.01000%      0.02049%        5.98951%        86,324.19    1,035,890.28
   59          0.4%         15,236,987   6.51000%      0.02049%        6.48951%       107,563.39    1,290,760.68
   60          0.4%         15,108,648   6.13000%      0.02049%        6.10951%       103,348.77    1,240,185.24
-------------------------------------------------------------------------------------------------------------------------------
   61          0.4%         16,500,000   6.51000%      0.02049%        6.48951%        90,755.73    1,089,068.76
   62          0.4%         14,574,515   6.12000%      0.02049%        6.09951%        99,595.11    1,195,141.32
   63          0.4%         15,500,000   6.15900%      0.02049%        6.13851%        80,658.66      967,903.92
   64          0.4%         14,267,323   6.24000%      0.02049%        6.21951%        93,490.18    1,121,882.16
   65          0.3%         11,519,535   6.19000%      0.02049%        6.16951%        98,394.82    1,180,737.84
-------------------------------------------------------------------------------------------------------------------------------
   66          0.3%         14,300,000   5.87500%      0.02049%        5.85451%        70,982.78      851,793.36
   67          0.3%         13,284,312   5.89000%      0.02049%        5.86951%        82,949.55      995,394.60
   68          0.3%         12,676,227   6.27200%      0.02049%        6.25151%        83,315.08      999,780.96
   69          0.3%         12,508,857   5.87500%      0.02049%        5.85451%        79,218.74      950,624.88
   70          0.3%         11,888,698   6.39000%      0.02049%        6.36951%        83,105.22      997,262.64
-------------------------------------------------------------------------------------------------------------------------------
   71          0.3%         10,991,558   5.64000%      0.06049%        5.57951%        75,535.10      906,421.20
   72          0.3%         11,803,627   6.31000%      0.02049%        6.28951%        77,855.85      934,270.20
   73          0.3%         11,282,389   5.94000%      0.02049%        5.91951%        74,462.31      893,547.72
   74          0.3%         11,871,213   7.14700%      0.02049%        7.12651%        84,220.10    1,010,641.16
   75          0.3%         11,065,291   6.18900%      0.02049%        6.16851%        74,634.15      895,609.80
-------------------------------------------------------------------------------------------------------------------------------
   76          0.3%         11,263,184   6.24000%      0.02049%        6.21951%        73,808.04      885,696.48
   77          0.3%         11,055,192   6.10000%      0.02049%        6.07951%        71,507.39      858,088.68
   78          0.3%         10,648,944   5.88000%      0.02049%        5.85951%        67,471.74      809,660.88
   79          0.3%         11,100,000   5.87000%      0.07049%        5.79951%        55,051.63      660,619.56
   80          0.3%          9,980,001   6.20900%      0.02049%        6.18851%        67,435.84      809,230.08
-------------------------------------------------------------------------------------------------------------------------------
   81          0.3%         10,190,584   6.22000%      0.02049%        6.19951%        66,656.00      799,872.00
   82          0.2%         10,090,377   6.24000%      0.02049%        6.21951%        66,119.70      793,436.40
   83          0.2%          9,602,833   6.63400%      0.02049%        6.61351%        67,295.15      807,541.80
   84          0.2%         10,500,000   6.14000%      0.02049%        6.11951%        54,471.18      653,654.16
   85          0.2%          9,355,982   6.00000%      0.02049%        5.97951%        59,955.05      719,460.60
-------------------------------------------------------------------------------------------------------------------------------
   86          0.2%          8,736,149   6.09060%      0.02049%        6.07011%        58,419.92      701,039.04
  87-a         0.1%          6,056,521   7.50000%      0.02049%        7.47951%        52,613.57      631,362.84
  87-b         0.1%          2,764,331   8.58000%      0.02049%        8.55951%        25,795.65      309,547.80
   88          0.2%          8,503,054   6.05000%      0.02049%        6.02951%        56,660.28      679,923.36
   89          0.2%          7,176,526   6.02000%      0.02049%        5.99951%        59,775.57      717,306.84
   90          0.2%          8,630,549   6.20000%      0.02049%        6.17951%        56,347.15      676,165.80
-------------------------------------------------------------------------------------------------------------------------------
   91          0.2%          8,281,551   6.36500%      0.02049%        6.34451%        56,712.66      680,551.92
   92          0.2%          7,231,467   5.97000%      0.07049%        5.89951%        53,964.55      647,574.60
   93          0.2%          7,813,655   6.28000%      0.07049%        6.20951%        53,119.59      637,435.08
   94          0.2%          7,435,155   6.67600%      0.07049%        6.60551%        55,357.07      664,284.84
   95          0.2%          8,020,498   6.66000%      0.02049%        6.63951%        54,623.29      655,479.48
-------------------------------------------------------------------------------------------------------------------------------
   96          0.2%          7,220,233   6.05000%      0.02049%        6.02951%        51,235.36      614,824.32
   97          0.2%          8,200,000   6.07000%      0.06049%        6.00951%        42,054.42      504,653.04
   98          0.2%          7,709,499   6.85000%      0.02049%        6.82951%        53,469.15      641,629.80
   99          0.2%          8,125,000   6.18500%      0.02049%        6.16451%        42,459.24      509,510.88
  100          0.2%          6,105,983   5.94000%      0.02049%        5.91951%        50,610.46      607,325.52
 100.01
 100.02
-------------------------------------------------------------------------------------------------------------------------------
  101          0.2%          7,363,984   6.15000%      0.07049%        6.07951%        47,854.88      574,258.56
  102          0.2%          7,140,632   6.11700%      0.02049%        6.09651%        46,260.51      555,126.12
  103          0.2%          6,890,175   6.17000%      0.07049%        6.09951%        46,399.79      556,797.48
  104          0.2%          7,139,351   6.85000%      0.02049%        6.82951%        49,472.07      593,664.84
  105          0.2%          6,762,162   6.25000%      0.02049%        6.22951%        45,852.46      550,229.52
-------------------------------------------------------------------------------------------------------------------------------
  106          0.2%          6,630,528   6.63400%      0.02049%        6.61351%        46,465.70      557,588.40
  107          0.2%          6,077,864   5.84000%      0.06049%        5.77951%        42,429.80      509,157.60
  108          0.2%          6,508,133   7.94000%      0.02049%        7.91951%        61,964.00      743,568.00
  109          0.2%          6,556,420   6.10000%      0.02049%        6.07951%        42,419.64      509,035.68
  110          0.2%          4,713,209   6.70000%      0.07049%        6.62951%        53,017.59      636,211.08
-------------------------------------------------------------------------------------------------------------------------------
  111          0.2%          6,012,533   5.90000%      0.02049%        5.87951%        40,333.28      483,999.36
  112          0.2%          6,002,034   5.82000%      0.07049%        5.74951%        39,985.86      479,830.32
  113          0.2%          6,185,972   6.13200%      0.02049%        6.11151%        40,132.18      481,586.16
  114          0.2%          5,835,693   5.90000%      0.02049%        5.87951%        39,147.01      469,764.12
  115          0.2%          5,988,935   6.21000%      0.05049%        6.15951%        40,465.79      485,589.48
-------------------------------------------------------------------------------------------------------------------------------
  116          0.2%          5,099,519   6.02000%      0.02049%        5.99951%        42,475.51      509,706.12
  117          0.2%          5,920,367   5.87000%      0.02049%        5.84951%        38,831.22      465,974.64
  118          0.2%          5,017,089   5.90000%      0.02049%        5.87951%        41,483.16      497,797.92
  119          0.2%          5,661,996   6.95000%      0.02049%        6.92951%        43,026.61      516,319.37
  120          0.1%          5,351,541   6.28800%      0.02049%        6.26751%        37,091.45      445,097.40
-------------------------------------------------------------------------------------------------------------------------------
  121          0.1%          5,610,809   5.96000%      0.02049%        5.93951%        35,818.88      429,826.56
  122          0.1%          6,000,000   6.83700%      0.02049%        6.81651%        34,659.79      415,917.48
  123          0.1%          5,208,012   5.85000%      0.02049%        5.82951%        34,098.58      409,182.96
  124          0.1%          5,750,000   6.08000%      0.06049%        6.01951%        29,537.96      354,455.52
  125          0.1%          4,826,436   6.31000%      0.07049%        6.23951%        34,946.84      419,362.08
-------------------------------------------------------------------------------------------------------------------------------
  126          0.1%          5,272,329   6.48000%      0.02049%        6.45951%        35,322.18      423,866.16
  127          0.1%          4,641,509   6.14000%      0.02049%        6.11951%        33,167.66      398,011.92
  128          0.1%          5,052,230   6.00000%      0.02049%        5.97951%        32,375.73      388,508.76
  129          0.1%          5,400,000   5.97000%      0.02049%        5.94951%        27,238.12      326,857.44
  130          0.1%          4,819,115   6.31000%      0.07049%        6.23951%        33,459.74      401,516.88
-------------------------------------------------------------------------------------------------------------------------------
  131          0.1%          4,866,048   6.34500%      0.02049%        6.32451%        33,583.09      402,997.08
  132          0.1%          4,708,277   6.10000%      0.02049%        6.07951%        31,511.73      378,140.76
  133          0.1%          4,663,968   6.11000%      0.07049%        6.03951%        31,242.01      374,904.12
  134          0.1%          3,952,514   6.02000%      0.02049%        5.99951%        32,921.75      395,061.00
  135          0.1%          4,706,491   6.46100%      0.02049%        6.44051%        31,475.27      377,703.24
-------------------------------------------------------------------------------------------------------------------------------
  136          0.1%          5,000,000   5.89000%      0.02049%        5.86951%        24,882.52      298,590.24
  137          0.1%          4,346,166   6.10000%      0.07049%        6.02951%        29,087.75      349,053.00
  138          0.1%          4,240,026   6.10000%      0.02049%        6.07951%        28,930.19      347,162.28
  139          0.1%          3,958,716   6.18000%      0.02049%        6.15951%        27,747.20      332,966.40
  140          0.1%          4,288,617   6.31000%      0.02049%        6.28951%        27,883.12      334,597.44
-------------------------------------------------------------------------------------------------------------------------------
  141          0.1%          3,559,491   6.64000%      0.02049%        6.61951%        30,779.16      369,349.92
  142          0.1%          3,944,008   6.51800%      0.02049%        6.49751%        27,863.10      334,357.20
  143          0.1%          3,784,538   6.48600%      0.02049%        6.46551%        27,770.49      333,245.88
  144          0.1%          4,122,048   6.27000%      0.02049%        6.24951%        27,087.12      325,045.44
  145          0.1%          3,850,122   6.13000%      0.02049%        6.10951%        25,837.19      310,046.28
-------------------------------------------------------------------------------------------------------------------------------
  146          0.1%          3,746,212   6.02000%      0.02049%        5.99951%        24,454.07      293,448.84
  147          0.1%          3,135,271   5.99000%      0.02049%        5.96951%        26,069.46      312,833.52
  148          0.1%          3,562,267   6.16000%      0.07049%        6.08951%        23,968.12      287,617.44
  149          0.1%          3,510,016   5.79200%      0.02049%        5.77151%        22,863.50      274,362.00
  150          0.1%          3,490,408   6.21400%      0.02049%        6.19351%        22,817.65      273,811.80
-------------------------------------------------------------------------------------------------------------------------------
  151          0.1%          3,460,787   5.98000%      0.09049%        5.88951%        22,135.82      265,629.84
  152          0.1%          2,714,717   6.01000%      0.02049%        5.98951%        19,206.20      230,474.40
  153          0.1%          2,265,393   6.14000%      0.02049%        6.11951%        15,506.64      186,079.68
  154          0.1%          2,362,385   6.00000%      0.02049%        5.97951%        15,138.65      181,663.80
  155          0.1%          1,107,897   6.32600%      0.02049%        6.30551%        21,108.48      253,301.76
-------------------------------------------------------------------------------------------------------------------------------
  156          0.1%          2,190,138   8.09000%      0.02049%        8.06951%        21,045.00      252,540.00
  157          0.1%          1,961,690   6.19000%      0.02049%        6.16951%        14,071.86      168,862.32
  158          0.0%          1,903,993   6.17000%      0.02049%        6.14951%        12,821.00      153,852.00
  159          0.0%          1,800,008   5.79200%      0.02049%        5.77151%        11,724.87      140,698.44
  160          0.0%          1,432,173   6.34000%      0.07049%        6.26951%        10,392.86      124,714.32
-------------------------------------------------------------------------------------------------------------------------------
  161          0.0%          1,000,000   6.26100%      0.02049%        6.24051%         5,289.97       63,479.64

                                                                                                                          ORIGINAL
           PARI PASSU                                       INTEREST               ORIGINAL INTEREST    REMAINING         TERM TO
CONTROL   ANNUAL DEBT                                        ACCRUAL                  ONLY PERIOD     INTEREST ONLY       MATURITY
 NUMBER   SERVICE ($)          AMORTIZATION TYPE             METHOD     SEASONING        (MOS.)       PERIOD (MOS.)        (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

   1                             Interest Only             Actual/360       1              59               58               59
   2                     Interest Only, Then Amortizing    Actual/360       4              60               56               120
   3                     Interest Only, Then Amortizing    Actual/360       2              60               58               120
   4                             Interest Only             Actual/360       1             120              119               120
   5                               Amortizing              Actual/360       2              0                0                60
------------------------------------------------------------------------------------------------------------------------------------
   6                             Interest Only             Actual/360       2             120              118               120
   7                             Interest Only             Actual/360       3             120              117               120
   8                             Interest Only             Actual/360       1             120              119               120
   9                     Interest Only, Then Amortizing    Actual/360       3              60               57               120
   10     7,347,732.84           Interest Only             Actual/360       2             120              118               120
------------------------------------------------------------------------------------------------------------------------------------
   11                            Interest Only             Actual/360       0              60               60               60
 11.01
 11.02
 11.03
 11.04
 11.05
 11.06
 11.07
 11.08
 11.09
   12                            Interest Only             Actual/360       2              60               58               60
 12.01
 12.02
   13                    Interest Only, Then Amortizing    Actual/360       2              12               10               60
 13.01
 13.02
 13.03
 13.04
 13.05
 13.06
   14                            Interest Only             Actual/360       1              60               59               60
   15                    Interest Only, Then Amortizing    Actual/360       0              24               24               120
------------------------------------------------------------------------------------------------------------------------------------
   16                    Interest Only, Then Amortizing    Actual/360       1              60               59               120
   17                    Interest Only, Then Amortizing    Actual/360       1              60               59               120
   18                            Interest Only             Actual/360       1             120              119               120
   19                    Interest Only, Then Amortizing    Actual/360       1              60               59               120
   20                            Interest Only             Actual/360       0             120              120               120
------------------------------------------------------------------------------------------------------------------------------------
   21                    Interest Only, Then Amortizing    Actual/360       0              60               60               120
 21.01
 21.02
 21.03
 21.04
   22                            Interest Only             Actual/360       0              84               84               84
   23                            Interest Only             Actual/360       0              60               60               60
   24                    Interest Only, Then Amortizing    Actual/360       0              36               36               120
   25                    Interest Only, Then Amortizing    Actual/360       0              24               24               120
------------------------------------------------------------------------------------------------------------------------------------
   26                              Amortizing              Actual/360       1              0                0                120
   27                    Interest Only, Then Amortizing    Actual/360       0              24               24               120
   28                            Interest Only             Actual/360       1              60               59               60
   29                    Interest Only, Then Amortizing    Actual/360       3              60               57               120
   30                            Interest Only             Actual/360       3             120              117               120
------------------------------------------------------------------------------------------------------------------------------------
   31                            Interest Only             Actual/360       0             120              120               120
   32                              Amortizing              Actual/360      11              0                0                120
   33                            Interest Only             Actual/360       0             120              120               120
   34                            Interest Only             Actual/360       0             120              120               120
   35                            Interest Only             Actual/360       3              60               57               60
------------------------------------------------------------------------------------------------------------------------------------
   36                    Interest Only, Then Amortizing    Actual/360       0              60               60               120
   37                    Interest Only, Then Amortizing    Actual/360       0              60               60               120
   38                    Interest Only, Then Amortizing    Actual/360       1              12               11               120
   39                    Interest Only, Then Amortizing    Actual/360       8              36               28               120
   40                    Interest Only, Then Amortizing    Actual/360       1              36               35               120
------------------------------------------------------------------------------------------------------------------------------------
   41                    Interest Only, Then Amortizing    Actual/360       0              60               60               120
   42                            Interest Only             Actual/360       2             120              118               120
   43                    Interest Only, Then Amortizing    Actual/360       1              5                4                60
   44                            Interest Only             Actual/360       0             120              120               120
   45                    Interest Only, Then Amortizing    Actual/360       1              36               35               120
------------------------------------------------------------------------------------------------------------------------------------
   46                            Interest Only             Actual/360       0             120              120               120
   47                    Interest Only, Then Amortizing    Actual/360       1              36               35               120
   48                            Interest Only             Actual/360       0             120              120               120
   49                            Interest Only             Actual/360       0             120              120               120
   50                              Amortizing              Actual/360       2              0                0                120
------------------------------------------------------------------------------------------------------------------------------------
   51                    Interest Only, Then Amortizing    Actual/360       0              60               60               120
   52                            Interest Only             Actual/360       1              60               59               60
   53                            Interest Only             Actual/360       2              60               58               60
   54                            Interest Only             Actual/360       1             120              119               120
   55                            Interest Only             Actual/360       0             120              120               120
------------------------------------------------------------------------------------------------------------------------------------
   56                    Interest Only, Then Amortizing    Actual/360       1              48               47               120
   57                    Interest Only, Then Amortizing    Actual/360       1              36               35               120
   58                            Interest Only             Actual/360       1             120              119               120
   59                    Interest Only, Then Amortizing    Actual/360       3              24               21               120
   60                    Interest Only, Then Amortizing    Actual/360       1              24               23               120
------------------------------------------------------------------------------------------------------------------------------------
   61                            Interest Only             Actual/360       1             120              119               120
   62                    Interest Only, Then Amortizing    Actual/360       3              24               21               120
   63                            Interest Only             Actual/360       3             120              117               120
   64                    Interest Only, Then Amortizing    Actual/360       3              60               57               120
   65                              Amortizing                30/360        16              0                0                120
------------------------------------------------------------------------------------------------------------------------------------
   66                            Interest Only             Actual/360       0             120              120               120
   67                    Interest Only, Then Amortizing    Actual/360       0              72               72               120
   68                    Interest Only, Then Amortizing    Actual/360       0              60               60               120
   69                    Interest Only, Then Amortizing    Actual/360       0              60               60               120
   70                    Interest Only, Then Amortizing    Actual/360       0              24               24               120
------------------------------------------------------------------------------------------------------------------------------------
   71                              Amortizing              Actual/360       0              0                0                120
   72                    Interest Only, Then Amortizing    Actual/360       1              60               59               120
   73                    Interest Only, Then Amortizing    Actual/360       1              36               35               120
   74                              Amortizing              Actual/360       0              0                0                57
   75                    Interest Only, Then Amortizing    Actual/360       2              36               34               120
------------------------------------------------------------------------------------------------------------------------------------
   76                    Interest Only, Then Amortizing    Actual/360       2              60               58               120
   77                    Interest Only, Then Amortizing    Actual/360       2              60               58               120
   78                    Interest Only, Then Amortizing    Actual/360       0              60               60               120
   79                            Interest Only             Actual/360       2             120              118               120
   80                    Interest Only, Then Amortizing    Actual/360       1              36               35               120
------------------------------------------------------------------------------------------------------------------------------------
   81                    Interest Only, Then Amortizing    Actual/360       0              60               60               120
   82                    Interest Only, Then Amortizing    Actual/360       3              60               57               120
   83                    Interest Only, Then Amortizing    Actual/360       3              36               33               120
   84                            Interest Only             Actual/360       2             120              118               120
   85                    Interest Only, Then Amortizing    Actual/360       1              60               59               120
------------------------------------------------------------------------------------------------------------------------------------
   86                    Interest Only, Then Amortizing    Actual/360       4              36               32               120
  87-a                             Amortizing                30/360        87              0                0                120
  87-b                             Amortizing                30/360        69              0                0                102
   88                    Interest Only, Then Amortizing    Actual/360       2              36               34               120
   89                              Amortizing              Actual/360       0              0                0                120
   90                    Interest Only, Then Amortizing    Actual/360       0              60               60               120
------------------------------------------------------------------------------------------------------------------------------------
   91                    Interest Only, Then Amortizing    Actual/360       3              36               33               120
   92                              Amortizing              Actual/360       0              0                0                120
   93                    Interest Only, Then Amortizing    Actual/360       4              36               32               120
   94                              Amortizing              Actual/360       1              0                0                120
   95                    Interest Only, Then Amortizing    Actual/360       2              60               58               120
------------------------------------------------------------------------------------------------------------------------------------
   96                              Amortizing              Actual/360       2              0                0                120
   97                            Interest Only             Actual/360       0             120              120               120
   98                    Interest Only, Then Amortizing    Actual/360       1              59               58               120
   99                            Interest Only             Actual/360       2             120              118               120
  100                              Amortizing              Actual/360       0              0                0                120
 100.01
 100.02
------------------------------------------------------------------------------------------------------------------------------------
  101                    Interest Only, Then Amortizing    Actual/360       0              60               60               120
  102                    Interest Only, Then Amortizing    Actual/360       2              60               58               120
  103                    Interest Only, Then Amortizing    Actual/360       1              36               35               120
  104                              Amortizing              Actual/360       3              0                0                60
  105                    Interest Only, Then Amortizing    Actual/360       2              36               34               120
------------------------------------------------------------------------------------------------------------------------------------
  106                    Interest Only, Then Amortizing    Actual/360       3              36               33               120
  107                              Amortizing              Actual/360       0              0                0                120
  108                              Amortizing                30/360        83              0                0                120
  109                    Interest Only, Then Amortizing    Actual/360       1              24               23               84
  110                              Amortizing              Actual/360       2              0                0                120
------------------------------------------------------------------------------------------------------------------------------------
  111                    Interest Only, Then Amortizing    Actual/360       0              24               24               120
  112                    Interest Only, Then Amortizing    Actual/360       3              24               21               120
  113                    Interest Only, Then Amortizing    Actual/360       0              60               60               120
  114                    Interest Only, Then Amortizing    Actual/360       0              24               24               120
  115                    Interest Only, Then Amortizing    Actual/360       3              36               33               120
------------------------------------------------------------------------------------------------------------------------------------
  116                              Amortizing              Actual/360       0              0                0                120
  117                    Interest Only, Then Amortizing    Actual/360       0              36               36               120
  118                              Amortizing              Actual/360       0              0                0                120
  119                              Amortizing              Actual/360       0              0                0                120
  120                    Interest Only, Then Amortizing    Actual/360       2              24               22               120
------------------------------------------------------------------------------------------------------------------------------------
  121                    Interest Only, Then Amortizing    Actual/360       2              60               58               120
  122                            Interest Only             Actual/360       2             120              118               120
  123                    Interest Only, Then Amortizing    Actual/360       0              36               36               120
  124                            Interest Only             Actual/360       0             120              120               120
  125                              Amortizing              Actual/360       1              0                0                120
------------------------------------------------------------------------------------------------------------------------------------
  126                    Interest Only, Then Amortizing    Actual/360       4              60               56               120
  127                              Amortizing              Actual/360       0              0                0                120
  128                    Interest Only, Then Amortizing    Actual/360       1              60               59               120
  129                            Interest Only             Actual/360       0             120              120               120
  130                    Interest Only, Then Amortizing    Actual/360       3              24               21               120
------------------------------------------------------------------------------------------------------------------------------------
  131                    Interest Only, Then Amortizing    Actual/360       3              30               27               120
  132                    Interest Only, Then Amortizing    Actual/360       0              36               36               120
  133                    Interest Only, Then Amortizing    Actual/360       2              36               34               120
  134                              Amortizing              Actual/360       0              0                0                120
  135                    Interest Only, Then Amortizing    Actual/360       3              60               57               120
------------------------------------------------------------------------------------------------------------------------------------
  136                            Interest Only             Actual/360       1             120              119               120
  137                    Interest Only, Then Amortizing    Actual/360       2              36               34               120
  138                    Interest Only, Then Amortizing    Actual/360       1              24               23               120
  139                    Interest Only, Then Amortizing    Actual/360       2              12               10               120
  140                    Interest Only, Then Amortizing    Actual/360      10              12               2                60
------------------------------------------------------------------------------------------------------------------------------------
  141                              Amortizing              Actual/360       2              0                0                120
  142                    Interest Only, Then Amortizing    Actual/360       2              24               22               120
  143                              Amortizing              Actual/360       2              0                0                120
  144                    Interest Only, Then Amortizing    Actual/360       2              60               58               120
  145                    Interest Only, Then Amortizing    Actual/360       1              36               35               120
------------------------------------------------------------------------------------------------------------------------------------
  146                    Interest Only, Then Amortizing    Actual/360       0              48               48               120
  147                              Amortizing              Actual/360       1              0                0                120
  148                    Interest Only, Then Amortizing    Actual/360       1              36               35               120
  149                    Interest Only, Then Amortizing    Actual/360       0              36               36               120
  150                    Interest Only, Then Amortizing    Actual/360       2              60               58               120
------------------------------------------------------------------------------------------------------------------------------------
  151                    Interest Only, Then Amortizing    Actual/360       1              60               59               120
  152                              Amortizing              Actual/360       1              0                0                120
  153                    Interest Only, Then Amortizing    Actual/360       3              24               21               120
  154                    Interest Only, Then Amortizing    Actual/360       1              60               59               120
  155                              Amortizing              Actual/360       1              0                0                120
------------------------------------------------------------------------------------------------------------------------------------
  156                              Amortizing                30/360        82              0                0                120
  157                              Amortizing              Actual/360       2              0                0                120
  158                    Interest Only, Then Amortizing    Actual/360       2              36               34               120
  159                    Interest Only, Then Amortizing    Actual/360       0              36               36               120
  160                              Amortizing              Actual/360       0              0                0                120
------------------------------------------------------------------------------------------------------------------------------------
  161                            Interest Only             Actual/360       1             120              119               120

             REMAINING           ORIGINAL              REMAINING
CONTROL       TERM TO        AMORTIZATION TERM     AMORTIZATION TERM                   FIRST          LAST IO         FIRST P&I
 NUMBER   MATURITY (MOS.)         (MOS.)                (MOS.)          NOTE DATE   PAYMENT DATE     PAYMENT DATE     PAYMENT DATE
-----------------------------------------------------------------------------------------------------------------------------------

   1             58                  0                     0            9/6/2006      10/6/2006        8/6/2011
   2            116                 360                   360           6/2/2006      7/6/2006         6/6/2011         7/6/2011
   3            118                 360                   360           7/31/2006     9/6/2006         8/6/2011         9/6/2011
   4            119                  0                     0            8/31/2006     10/6/2006        9/6/2016
   5             58                 360                   358           8/3/2006      9/6/2006                          9/6/2006
-----------------------------------------------------------------------------------------------------------------------------------
   6            118                  0                     0            8/15/2006     9/6/2006         8/6/2016
   7            117                  0                     0            6/29/2006     8/6/2006         7/6/2016
   8            119                  0                     0            8/31/2006     10/6/2006        9/6/2016
   9            117                 360                   360           6/15/2006     8/6/2006         7/6/2011         8/6/2011
   10           118                  0                     0            7/12/2006     9/1/2006         8/1/2016
-----------------------------------------------------------------------------------------------------------------------------------
   11            60                  0                     0            10/3/2006     11/6/2006       10/6/2011
 11.01
 11.02
 11.03
 11.04
 11.05
 11.06
 11.07
 11.08
 11.09
   12            58                  0                     0            8/2/2006      9/6/2006         8/6/2011
 12.01
 12.02
   13            58                 360                   360           7/27/2006     9/6/2006         8/6/2007         9/6/2007
 13.01
 13.02
 13.03
 13.04
 13.05
 13.06
   14            59                  0                     0            8/30/2006     10/6/2006        9/6/2011
   15           120                 360                   360           10/9/2006     12/6/2006       11/6/2008        12/6/2008
-----------------------------------------------------------------------------------------------------------------------------------
   16           119                 360                   360           8/18/2006     10/6/2006        9/6/2011        10/6/2011
   17           119                 360                   360           8/31/2006     10/6/2006        9/6/2011        10/6/2011
   18           119                  0                     0            9/1/2006      10/6/2006        9/6/2016
   19           119                 360                   360           8/23/2006     10/6/2006        9/6/2011        10/6/2011
   20           120                  0                     0            9/18/2006     11/6/2006       10/6/2016
-----------------------------------------------------------------------------------------------------------------------------------
   21           120                 360                   360           9/29/2006     11/6/2006       10/6/2011        11/6/2011
 21.01
 21.02
 21.03
 21.04
   22            84                  0                     0            10/3/2006     11/6/2006       10/6/2013
   23            60                  0                     0            9/18/2006     11/6/2006       10/6/2011
   24           120                 360                   360           9/15/2006     11/6/2006       10/6/2009        11/6/2009
   25           120                 360                   360          10/11/2006     11/6/2006       10/6/2008        11/6/2008
-----------------------------------------------------------------------------------------------------------------------------------
   26           119                 360                   359           8/22/2006     10/6/2006                        10/6/2006
   27           120                 420                   420           10/5/2006     11/6/2006       10/6/2008        11/6/2008
   28            59                  0                     0            8/8/2006      10/6/2006        9/6/2011
   29           117                 360                   360           6/21/2006     8/6/2006         7/6/2011         8/6/2011
   30           117                  0                     0            6/9/2006      8/6/2006         7/6/2016
-----------------------------------------------------------------------------------------------------------------------------------
   31           120                  0                     0           10/10/2006     12/6/2006       11/6/2016
   32           109                 360                   349          10/19/2005     12/6/2005                        12/6/2005
   33           120                  0                     0            9/29/2006     11/6/2006       10/6/2016
   34           120                  0                     0            9/8/2006      11/6/2006       10/6/2016
   35            57                  0                     0            6/15/2006     8/6/2006         7/6/2011
-----------------------------------------------------------------------------------------------------------------------------------
   36           120                 360                   360           9/29/2006     11/1/2006       10/1/2011        11/1/2011
   37           120                 360                   360           9/29/2006     11/1/2006       10/1/2011        11/1/2011
   38           119                 360                   360           8/8/2006      10/6/2006        9/6/2007        10/6/2007
   39           112                 360                   360           1/19/2006     3/6/2006         2/6/2009         3/6/2009
   40           119                 360                   360           8/24/2006     10/6/2006        9/6/2009        10/6/2009
-----------------------------------------------------------------------------------------------------------------------------------
   41           120                 360                   360           9/15/2006     11/6/2006       10/6/2011        11/6/2011
   42           118                  0                     0            7/18/2006     9/6/2006         8/6/2016
   43            59                 360                   360           8/23/2006     10/6/2006        2/6/2007         3/6/2007
   44           120                  0                     0            9/29/2006     11/6/2006       10/6/2016
   45           119                 360                   360           8/29/2006     10/6/2006        9/6/2009        10/6/2009
-----------------------------------------------------------------------------------------------------------------------------------
   46           120                  0                     0            9/21/2006     11/6/2006       10/6/2016
   47           119                 360                   360           8/31/2006     10/6/2006        9/6/2009        10/6/2009
   48           120                  0                     0            9/11/2006     11/1/2006       10/1/2016
   49           120                  0                     0            9/27/2006     11/6/2006       10/6/2016
   50           118                 360                   358           8/4/2006      9/6/2006                          9/6/2006
-----------------------------------------------------------------------------------------------------------------------------------
   51           120                 360                   360           9/20/2006     11/6/2006       10/6/2011        11/6/2011
   52            59                  0                     0            8/10/2006     10/6/2006        9/6/2011
   53            58                  0                     0            7/7/2006      9/6/2006         8/6/2011
   54           119                  0                     0            8/31/2006     10/6/2006        9/6/2016
   55           120                  0                     0            9/28/2006     11/6/2006       10/6/2016
-----------------------------------------------------------------------------------------------------------------------------------
   56           119                 360                   360           8/24/2006     10/6/2006        9/6/2010        10/6/2010
   57           119                 360                   360           8/18/2006     10/6/2006        9/6/2009        10/6/2009
   58           119                  0                     0            8/10/2006     10/6/2006        9/6/2016
   59           117                 360                   360           6/28/2006     8/6/2006         7/6/2008         8/6/2008
   60           119                 360                   360           8/31/2006     10/6/2006        9/6/2008        10/6/2008
-----------------------------------------------------------------------------------------------------------------------------------
   61           119                  0                     0            8/23/2006     10/6/2006        9/6/2016
   62           117                 360                   360           6/22/2006     8/6/2006         7/6/2008         8/6/2008
   63           117                  0                     0            6/20/2006     8/6/2006         7/6/2016
   64           117                 360                   360           6/28/2006     8/6/2006         7/6/2011         8/6/2011
   65           104                 300                   284           5/19/2005     7/1/2005                          7/1/2005
-----------------------------------------------------------------------------------------------------------------------------------
   66           120                  0                     0            9/29/2006     11/6/2006       10/6/2016
   67           120                 360                   360           9/21/2006     11/6/2006       10/6/2012        11/6/2012
   68           120                 360                   360           9/12/2006     11/6/2006       10/6/2011        11/6/2011
   69           120                 360                   360           9/29/2006     11/6/2006       10/6/2011        11/6/2011
   70           120                 360                   360           9/25/2006     11/6/2006       10/6/2008        11/6/2008
-----------------------------------------------------------------------------------------------------------------------------------
   71           120                 360                   360           9/26/2006     11/1/2006                        11/1/2006
   72           119                 360                   360           9/7/2006      10/6/2006        9/6/2011        10/6/2011
   73           119                 360                   360           8/9/2006      10/6/2006        9/6/2009        10/6/2009
   74            57                 360                   360           6/30/2006     11/6/2006                        11/6/2006
   75           118                 360                   360           7/21/2006     9/6/2006         8/6/2009         9/6/2009
-----------------------------------------------------------------------------------------------------------------------------------
   76           118                 360                   360           8/3/2006      9/6/2006         8/6/2011         9/6/2011
   77           118                 360                   360           7/10/2006     9/6/2006         8/6/2011         9/6/2011
   78           120                 360                   360           9/19/2006     11/6/2006       10/6/2011        11/6/2011
   79           118                  0                     0            7/28/2006     9/6/2006         8/6/2016
   80           119                 360                   360           8/31/2006     10/6/2006        9/6/2009        10/6/2009
-----------------------------------------------------------------------------------------------------------------------------------
   81           120                 360                   360           9/29/2006     11/1/2006       10/1/2011        11/1/2011
   82           117                 360                   360           6/21/2006     8/6/2006         7/6/2011         8/6/2011
   83           117                 360                   360           6/21/2006     8/6/2006         7/6/2009         8/6/2009
   84           118                  0                     0            8/3/2006      9/6/2006         8/6/2016
   85           119                 360                   360           8/24/2006     10/6/2006        9/6/2011        10/6/2011
-----------------------------------------------------------------------------------------------------------------------------------
   86           116                 360                   360           5/23/2006     7/6/2006         6/6/2009         7/6/2009
  87-a           33                 324                   237           7/2/1999      8/1/1999                          8/1/1999
  87-b           33                 299                   230          12/27/2000     2/1/2001                          2/1/2001
   88           118                 360                   360           7/26/2006     9/6/2006         8/6/2009         9/6/2009
   89           120                 300                   300           9/29/2006     11/6/2006                        11/6/2006
   90           120                 360                   360           9/29/2006     11/6/2006       10/6/2011        11/6/2011
-----------------------------------------------------------------------------------------------------------------------------------
   91           117                 360                   360           6/28/2006     8/6/2006         7/6/2009         8/6/2009
   92           120                 336                   336           10/5/2006     11/6/2006                        11/6/2006
   93           116                 360                   360           5/25/2006     7/6/2006         6/6/2009         7/6/2009
   94           119                 360                   359           8/15/2006     10/6/2006                        10/6/2006
   95           118                 360                   360           7/31/2006     9/6/2006         8/6/2011         9/6/2011
-----------------------------------------------------------------------------------------------------------------------------------
   96           118                 360                   358           8/2/2006      9/6/2006                          9/6/2006
   97           120                  0                     0            9/27/2006     11/6/2006       10/6/2016
   98           119                 360                   360           8/23/2006     10/6/2006        8/6/2011         9/6/2011
   99           118                  0                     0            7/27/2006     9/6/2006         8/6/2016
  100           120                 300                   300           10/2/2006     11/6/2006                        11/6/2006
 100.01
 100.02
-----------------------------------------------------------------------------------------------------------------------------------
  101           120                 360                   360           9/8/2006      11/6/2006       10/6/2011        11/6/2011
  102           118                 360                   360           7/19/2006     9/6/2006         8/6/2011         9/6/2011
  103           119                 360                   360           8/31/2006     10/6/2006        9/6/2009        10/6/2009
  104            57                 360                   357           6/12/2006     8/6/2006                          8/6/2006
  105           118                 360                   360           8/4/2006      9/6/2006         8/6/2009         9/6/2009
-----------------------------------------------------------------------------------------------------------------------------------
  106           117                 360                   360           6/21/2006     8/6/2006         7/6/2009         8/6/2009
  107           120                 360                   360           9/29/2006     11/1/2006                        11/1/2006
  108            37                 300                   217          10/15/1999     12/1/1999                        12/1/1999
  109            83                 360                   360           9/6/2006      10/6/2006        9/6/2008        10/6/2008
  110           118                 240                   238           7/13/2006     9/6/2006                          9/6/2006
-----------------------------------------------------------------------------------------------------------------------------------
  111           120                 360                   360           9/21/2006     11/6/2006       10/6/2008        11/6/2008
  112           117                 360                   360           6/12/2006     8/6/2006         7/6/2008         8/6/2008
  113           120                 360                   360           9/21/2006     11/6/2006       10/6/2011        11/6/2011
  114           120                 360                   360           9/28/2006     11/6/2006       10/6/2008        11/6/2008
  115           117                 360                   360           6/12/2006     8/6/2006         7/6/2009         8/6/2009
-----------------------------------------------------------------------------------------------------------------------------------
  116           120                 300                   300           9/29/2006     11/6/2006                        11/6/2006
  117           120                 360                   360           9/6/2006      11/1/2006       10/1/2009        11/1/2009
  118           120                 300                   300           9/27/2006     11/6/2006                        11/6/2006
  119           120                 360                   360           10/3/2006     11/6/2006                        11/6/2006
  120           118                 360                   360           7/7/2006      9/6/2006         8/6/2008         9/6/2008
-----------------------------------------------------------------------------------------------------------------------------------
  121           118                 360                   360           7/20/2006     9/6/2006         8/6/2011         9/6/2011
  122           118                  0                     0            7/14/2006     9/6/2006         8/6/2016
  123           120                 360                   360           9/29/2006     11/6/2006       10/6/2009        11/6/2009
  124           120                  0                     0            10/2/2006     11/6/2006       10/6/2016
  125           119                 360                   359           8/25/2006     10/6/2006                        10/6/2006
-----------------------------------------------------------------------------------------------------------------------------------
  126           116                 360                   360           5/11/2006     7/6/2006         6/6/2011         7/6/2011
  127           120                 360                   360           9/14/2006     11/6/2006                        11/6/2006
  128           119                 360                   360           9/5/2006      10/6/2006        9/6/2011        10/6/2011
  129           120                  0                     0            9/18/2006     11/6/2006       10/6/2016
  130           117                 360                   360           6/30/2006     8/6/2006         7/6/2008         8/6/2008
-----------------------------------------------------------------------------------------------------------------------------------
  131           117                 360                   360           7/3/2006      8/6/2006         1/6/2009         2/6/2009
  132           120                 360                   360           9/12/2006     11/6/2006       10/6/2009        11/6/2009
  133           118                 360                   360           7/26/2006     9/6/2006         8/6/2009         9/6/2009
  134           120                 300                   300           9/29/2006     11/6/2006                        11/6/2006
  135           117                 360                   360           6/23/2006     8/6/2006         7/6/2011         8/6/2011
-----------------------------------------------------------------------------------------------------------------------------------
  136           119                  0                     0            8/31/2006     10/6/2006        9/6/2016
  137           118                 360                   360           7/21/2006     9/6/2006         8/6/2009         9/6/2009
  138           119                 360                   360           8/15/2006     10/6/2006        9/6/2008        10/6/2008
  139           118                 360                   360           7/13/2006     9/6/2006         8/6/2007         9/6/2007
  140            50                 360                   360           12/1/2005     1/6/2006        12/6/2006         1/6/2007
-----------------------------------------------------------------------------------------------------------------------------------
  141           118                 300                   298           7/7/2006      9/6/2006                          9/6/2006
  142           118                 360                   360           7/11/2006     9/6/2006         8/6/2008         9/6/2008
  143           118                 360                   358           7/7/2006      9/6/2006                          9/6/2006
  144           118                 360                   360           7/13/2006     9/6/2006         8/6/2011         9/6/2011
  145           119                 360                   360           8/15/2006     10/6/2006        9/6/2009        10/6/2009
-----------------------------------------------------------------------------------------------------------------------------------
  146           120                 360                   360           9/22/2006     11/6/2006       10/6/2010        11/6/2010
  147           119                 300                   299           8/31/2006     10/6/2006                        10/6/2006
  148           119                 360                   360           8/10/2006     10/6/2006        9/6/2009        10/6/2009
  149           120                 360                   360           10/4/2006     11/6/2006       10/6/2009        11/6/2009
  150           118                 360                   360           7/17/2006     9/6/2006         8/6/2011         9/6/2011
-----------------------------------------------------------------------------------------------------------------------------------
  151           119                 360                   360           8/18/2006     10/1/2006        9/1/2011        10/1/2011
  152           119                 360                   359           8/15/2006     10/6/2006                        10/6/2006
  153           117                 360                   360           6/22/2006     8/6/2006         7/6/2008         8/6/2008
  154           119                 360                   360           9/6/2006      10/6/2006        9/6/2011        10/6/2011
  155           119                 180                   179           8/22/2006     10/6/2006                        10/6/2006
-----------------------------------------------------------------------------------------------------------------------------------
  156            38                 300                   218          11/12/1999     1/1/2000                          1/1/2000
  157           118                 360                   358           7/20/2006     9/6/2006                          9/6/2006
  158           118                 360                   360           8/3/2006      9/6/2006         8/6/2009         9/6/2009
  159           120                 360                   360           10/4/2006     11/6/2006       10/6/2009        11/6/2009
  160           120                 360                   360           9/25/2006     11/6/2006                        11/6/2006
-----------------------------------------------------------------------------------------------------------------------------------
  161           119                  0                     0            8/1/2006      10/6/2006        9/6/2016

                                                          GRACE                       GRACE
CONTROL                        PAYMENT        ARD        PERIOD-                     PERIOD-
 NUMBER      MATURITY DATE       DATE      (YES / NO)    LATE FEE                    DEFAULT
-----------------------------------------------------------------------------------------------------------

   1           8/6/2011           6            No           0                           0
   2           6/6/2016           6            No           0                           0
   3           8/6/2016           6            No           0                           0
   4           9/6/2016           6            No           0                           0
   5           8/6/2011           6            No           0        3 days but only once per calendar year
-----------------------------------------------------------------------------------------------------------
   6           8/6/2016           6            No           0                           0
   7           7/6/2016           6            No           0                           0
   8           9/6/2016           6            No           0                           0
   9           7/6/2016           6            No           0                           0
   10          8/1/2016           1            No           5                           5
-----------------------------------------------------------------------------------------------------------
   11          10/6/2011          6            No           0                           0
 11.01
 11.02
 11.03
 11.04
 11.05
 11.06
 11.07
 11.08
 11.09
   12          8/6/2011           6            No           0                           0
 12.01
 12.02
   13          8/6/2011           6            No           0                           0
 13.01
 13.02
 13.03
 13.04
 13.05
 13.06
   14          9/6/2011           6            No           0                           0
   15          11/6/2016          6            No           0                           0
-----------------------------------------------------------------------------------------------------------
   16          9/6/2016           6            No           0                           0
   17          9/6/2016           6            No           0                           0
   18          9/6/2016           6            No           5                           5
   19          9/6/2016           6            No           0                           0
   20          10/6/2016          6            No           0                           0
-----------------------------------------------------------------------------------------------------------
   21          10/6/2016          6            No           0                           0
 21.01
 21.02
 21.03
 21.04
   22          10/6/2013          6            No           0                           0
   23          10/6/2011          6            No           0                           0
   24          10/6/2016          6            No           0                           0
   25          10/6/2016          6            No           0                           0
-----------------------------------------------------------------------------------------------------------
   26          9/6/2016           6            No           0                           0
   27          10/6/2016          6            No           0                           0
   28          9/6/2011           6            No           0                           0
   29          7/6/2016           6            No           0                           0
   30          7/6/2016           6            No           0                           0
-----------------------------------------------------------------------------------------------------------
   31          11/6/2016          6            No           0                           0
   32          11/6/2015          6            No           0                           0
   33          10/6/2016          6            No           0                           0
   34          10/6/2016          6            No           0                           0
   35          7/6/2011           6            No           0                           0
-----------------------------------------------------------------------------------------------------------
   36          10/1/2016          1            No           5                           5
   37          10/1/2016          1            No           5                           5
   38          9/6/2016           6            No           0                           0
   39          2/6/2016           6            No           0                           0
   40          9/6/2016           6            No           0                           0
-----------------------------------------------------------------------------------------------------------
   41          10/6/2016          6            No           0                           0
   42          8/6/2016           6            No           0                           0
   43          9/6/2011           6            No           0                           0
   44          10/6/2016          6            No           0                           0
   45          9/6/2016           6            No           0                           0
-----------------------------------------------------------------------------------------------------------
   46          10/6/2016          6            No           0                           0
   47          9/6/2016           6            No           0                           0
   48          10/1/2016          1            No           5                           5
   49          10/6/2016          6            No           0                           0
   50          8/6/2016           6            No           0                           0
-----------------------------------------------------------------------------------------------------------
   51          10/6/2016          6            No           0                           0
   52          9/6/2011           6            No           0                           0
   53          8/6/2011           6            No           0                           0
   54          9/6/2016           6            No           0                           0
   55          10/6/2016          6            No           0                           0
-----------------------------------------------------------------------------------------------------------
   56          9/6/2016           6            No           0                           0
   57          9/6/2016           6            No           0                           0
   58          9/6/2016           6            No           0                           0
   59          7/6/2016           6            No           0                           0
   60          9/6/2016           6            No           0                           0
-----------------------------------------------------------------------------------------------------------
   61          9/6/2016           6            No           0                           0
   62          7/6/2016           6            No           0                           0
   63          7/6/2016           6            No           0                           0
   64          7/6/2016           6            No           0                           0
   65          6/1/2015           1            No           5                           5
-----------------------------------------------------------------------------------------------------------
   66          10/6/2016          6            No           5                           0
   67          10/6/2016          6            No           0                           0
   68          10/6/2016          6            No           0                           0
   69          10/6/2016          6            No           0                           0
   70          10/6/2016          6            No           0                           0
-----------------------------------------------------------------------------------------------------------
   71          10/1/2016          1            No           5                           5
   72          9/6/2016           6            No           0                           0
   73          9/6/2016           6            No           0                           0
   74          7/6/2011           6            No           0                           0
   75          8/6/2016           6            No           0                           0
-----------------------------------------------------------------------------------------------------------
   76          8/6/2016           6            No           0                           0
   77          8/6/2016           6            No           0                           0
   78          10/6/2016          6            No           0                           0
   79          8/6/2016           6            No           0                           0
   80          9/6/2016           6            No           0                           0
-----------------------------------------------------------------------------------------------------------
   81          10/1/2016          1            No           5                           5
   82          7/6/2016           6            No           0                           0
   83          7/6/2016           6            No           0                           0
   84          8/6/2016           6            No           0                           0
   85          9/6/2016           6            No           0                           0
-----------------------------------------------------------------------------------------------------------
   86          6/6/2016           6            No           0                           0
  87-a         7/1/2009           1            No           5                           5
  87-b         7/1/2009           1            No           5                           5
   88          8/6/2016           6            No           0                           0
   89          10/6/2016          6            No           0                           0
   90          10/6/2016          6            No           0                           0
-----------------------------------------------------------------------------------------------------------
   91          7/6/2016           6            No           15                          0
   92          10/6/2016          6            No           15                          0
   93          6/6/2016           6            No           0                           0
   94          9/6/2016           6            No           0                           0
   95          8/6/2016           6            No           0                           0
-----------------------------------------------------------------------------------------------------------
   96          8/6/2016           6            No           0                           0
   97          10/6/2016          6            No           0                           0
   98          9/6/2016           6            No           0                           0
   99          8/6/2016           6            No           0                           0
  100          10/6/2016          6            No           0                           0
 100.01
 100.02
-----------------------------------------------------------------------------------------------------------
  101          10/6/2016          6            No           0                           0
  102          8/6/2016           6            No           0                           0
  103          9/6/2016           6            No           0                           0
  104          7/6/2011           6            No           0                           0
  105          8/6/2016           6            No           0                           0
-----------------------------------------------------------------------------------------------------------
  106          7/6/2016           6            No           0                           0
  107          10/1/2016          1            No           5                           5
  108          11/1/2009          1            No           7                           7
  109          9/6/2013           6            No           0                           0
  110          8/6/2016           6            No           0                           0
-----------------------------------------------------------------------------------------------------------
  111          10/6/2016          6            No           0                           0
  112          7/6/2016           6            No           0                           0
  113          10/6/2016          6            No           0                           0
  114          10/6/2016          6            No           0                           0
  115          7/6/2016           6            No           15                          0
-----------------------------------------------------------------------------------------------------------
  116          10/6/2016          6            No           0                           0
  117          10/1/2016          1            No           5                           5
  118          10/6/2016          6            No           0                           0
  119          10/6/2016          6            No           0                           0
  120          8/6/2016           6            No           0                           0
-----------------------------------------------------------------------------------------------------------
  121          8/6/2016           6            No           0                           0
  122          8/6/2016           6            No           0                           0
  123          10/6/2016          6            No           0                           0
  124          10/6/2016          6            No           0                           0
  125          9/6/2016           6            No           0                           0
-----------------------------------------------------------------------------------------------------------
  126          6/6/2016           6            No           0                           0
  127          10/6/2016          6            No           0                           0
  128          9/6/2016           6            No           0                           0
  129          10/6/2016          6            No           0                           0
  130          7/6/2016           6            No           0                           0
-----------------------------------------------------------------------------------------------------------
  131          7/6/2016           6            No           0                           0
  132          10/6/2016          6            No           0                           0
  133          8/6/2016           6            No           15                          0
  134          10/6/2016          6            No           0                           0
  135          7/6/2016           6            No           0                           0
-----------------------------------------------------------------------------------------------------------
  136          9/6/2016           6            No           0                           0
  137          8/6/2016           6            No           0                           0
  138          9/6/2016           6            No           0                           0
  139          8/6/2016           6            No           0                           0
  140          12/6/2010          6            No           0                           0
-----------------------------------------------------------------------------------------------------------
  141          8/6/2016           6            No           15                          0
  142          8/6/2016           6            No           0                           0
  143          8/6/2016           6            No           3                           0
  144          8/6/2016           6            No           0                           0
  145          9/6/2016           6            No           0                           0
-----------------------------------------------------------------------------------------------------------
  146          10/6/2016          6            No           0                           0
  147          9/6/2016           6            No           0                           0
  148          9/6/2016           6            No           0                           0
  149          10/6/2016          6            No           0                           0
  150          8/6/2016           6            No           0                           0
-----------------------------------------------------------------------------------------------------------
  151          9/1/2016           1            No           5                           5
  152          9/6/2016           6            No           0                           0
  153          7/6/2016           6            No           0                           0
  154          9/6/2016           6            No           0                           0
  155          9/6/2016           6            No           0                           0
-----------------------------------------------------------------------------------------------------------
  156          12/1/2009          1            No           7                           7
  157          8/6/2016           6            No           0                           0
  158          8/6/2016           6            No           0                           0
  159          10/6/2016          6            No           0                           0
  160          10/6/2016          6            No           0                           0
-----------------------------------------------------------------------------------------------------------
  161          9/6/2016           6            No           0                           0

                                                                                                      THIRD            THIRD
CONTROL                                                                                            MOST RECENT      MOST RECENT
  NUMBER                                 PREPAYMENT PROVISION (1)                                    NOI ($)         NOI DATE
--------------------------------------------------------------------------------------------------------------------------------

    1                                      Lockout/23_YM/32_0%/4                                    23,069,996      12/31/2004
    2                                  Lockout/28_Defeasance/88_0%/4                                9,064,735       12/31/2004
    3                                  Lockout/26_Defeasance/90_0%/4                                11,631,777      12/31/2004
    4                                  Lockout/25_Defeasance/92_0%/3                                12,284,497      12/31/2004
    5                                  Lockout/26_Defeasance/27_0%/7                                   N/A              N/A
--------------------------------------------------------------------------------------------------------------------------------
    6                                  Lockout/26_Defeasance/90_0%/4                                   N/A              N/A
    7                                  Lockout/27_Defeasance/89_0%/4                                9,904,715       12/31/2004
    8                                  Lockout/25_Defeasance/92_0%/3                                9,602,353       12/31/2004
    9                                  Lockout/27_Defeasance/89_0%/4                                   N/A              N/A
    10                                 Lockout/26_Defeasance/90_0%/4                                19,300,153      12/31/2004
--------------------------------------------------------------------------------------------------------------------------------
    11                                 Lockout/24_Defeasance/33_0%/3                                10,902,971      12/31/2004
  11.01                                                                                             1,556,681       12/31/2004
  11.02                                                                                             1,553,941       12/31/2004
  11.03                                                                                             1,326,490       12/31/2004
  11.04                                                                                             1,401,042       12/31/2004
  11.05                                                                                              993,638        12/31/2004
  11.06                                                                                             1,174,499       12/31/2004
  11.07                                                                                              962,398        12/31/2004
  11.08                                                                                             1,088,994       12/31/2004
  11.09                                                                                              845,288        12/31/2004
    12                                 Lockout/26_> YM or 1%/31_0%/3                                6,712,217       12/31/2004
  12.01                                                                                             3,451,267       12/31/2004
  12.02                                                                                             3,260,950       12/31/2004
    13                                 Lockout/26_Defeasance/30_0%/4                                9,265,499       12/31/2004
  13.01                                                                                             1,805,241       12/31/2004
  13.02                                                                                             3,421,515       12/31/2004
  13.03                                                                                             1,690,711       12/31/2004
  13.04                                                                                             1,208,019       12/31/2004
  13.05                                                                                              467,252        12/31/2004
  13.06                                                                                              672,761        12/31/2004
    14                                 Lockout/25_Defeasance/31_0%/4                                7,365,035       12/31/2004
    15                                 Lockout/23_Defeasance/93_0%/4                                   N/A              N/A
--------------------------------------------------------------------------------------------------------------------------------
    16                                 Lockout/25_Defeasance/91_0%/4                                   N/A              N/A
    17                                 Lockout/25_Defeasance/91_0%/4                                   N/A              N/A
    18                                 Lockout/25_Defeasance/91_0%/4                                   N/A              N/A
    19                                 Lockout/25_Defeasance/91_0%/4                                2,892,304       12/31/2004
    20                                 Lockout/24_Defeasance/93_0%/3                                6,580,484       12/31/2004
--------------------------------------------------------------------------------------------------------------------------------
    21                                 Lockout/24_Defeasance/92_0%/4                                6,027,038       12/31/2004
  21.01                                                                                             2,435,413       12/31/2004
  21.02                                                                                             1,635,601       12/31/2004
  21.03                                                                                             1,070,111       12/31/2004
  21.04                                                                                              885,913        12/31/2004
    22                                 Lockout/24_Defeasance/56_0%/4                                7,735,303       12/31/2004
    23                                 Lockout/24_Defeasance/32_0%/4                                4,755,692       12/31/2004
    24                                 Lockout/24_Defeasance/92_0%/4                                3,540,062       12/31/2004
    25                                 Lockout/24_Defeasance/93_0%/3                                   N/A              N/A
--------------------------------------------------------------------------------------------------------------------------------
    26                                 Lockout/25_Defeasance/91_0%/4                                4,181,954       12/31/2004
    27                                 Lockout/24_Defeasance/92_0%/4                                 575,679        12/31/2004
    28                                 Lockout/25_Defeasance/32_0%/3                                2,630,166       12/31/2004
    29                                 Lockout/27_Defeasance/89_0%/4                                   N/A              N/A
    30                                 Lockout/27_Defeasance/89_0%/4                                2,446,863       12/31/2004
--------------------------------------------------------------------------------------------------------------------------------
    31                                 Lockout/23_Defeasance/94_0%/3                                3,335,896       12/31/2004
    32                                 Lockout/35_Defeasance/81_0%/4                                   N/A              N/A
    33                                 Lockout/24_Defeasance/92_0%/4                                2,366,823       12/31/2004
    34                                 Lockout/24_Defeasance/93_0%/3                                2,354,253       12/31/2004
    35                                 Lockout/27_Defeasance/29_0%/4                                2,009,080       12/31/2004
--------------------------------------------------------------------------------------------------------------------------------
    36                                 Lockout/24_Defeasance/92_0%/4                                   N/A              N/A
    37                                 Lockout/24_Defeasance/92_0%/4                                   N/A              N/A
    38                                 Lockout/25_Defeasance/91_0%/4                                   N/A              N/A
    39                                 Lockout/32_Defeasance/84_0%/4                                   N/A              N/A
    40                                 Lockout/25_Defeasance/91_0%/4                                2,284,803       12/31/2004
--------------------------------------------------------------------------------------------------------------------------------
    41                     Lockout/24_Defeasance or Greater of YM or 1%/89_0%/7                        N/A              N/A
    42                                 Lockout/26_Defeasance/90_0%/4                                1,362,071       12/31/2004
    43                                 Lockout/25_Defeasance/31_0%/4                                2,911,941        6/30/2004
    44                                 Lockout/24_Defeasance/92_0%/4                                   N/A              N/A
    45                                 Lockout/25_Defeasance/91_0%/4                                1,550,886       12/31/2004
--------------------------------------------------------------------------------------------------------------------------------
    46                                 Lockout/24_Defeasance/92_0%/4                                   N/A              N/A
    47                                 Lockout/25_Defeasance/91_0%/4                                   N/A              N/A
    48                                 Lockout/24_Defeasance/92_0%/4                                 471,691        12/31/2004
    49                                 Lockout/23_>YM or 1%/90_0%/7                                    N/A              N/A
    50                                 Lockout/26_Defeasance/90_0%/4                                   N/A              N/A
--------------------------------------------------------------------------------------------------------------------------------
    51                                 Lockout/24_Defeasance/93_0%/3                                1,445,547       12/31/2004
    52                                 Lockout/25_Defeasance/30_0%/5                                1,396,004       12/31/2004
    53                                 Lockout/26_Defeasance/30_0%/4                                2,169,380       12/31/2004
    54                                 Lockout/24_> YM or 1%/92_0%/4                                   N/A              N/A
    55                                 Lockout/24_Defeasance/92_0%/4                                   N/A              N/A
--------------------------------------------------------------------------------------------------------------------------------
    56                                 Lockout/25_Defeasance/91_0%/4                                   N/A              N/A
    57                                 Lockout/25_Defeasance/91_0%/4                                1,318,685       12/31/2004
    58                                 Lockout/25_Defeasance/91_0%/4                                1,538,864       12/31/2004
    59                                 Lockout/27_Defeasance/90_0%/3                                2,083,335       12/31/2004
    60                                 Lockout/25_Defeasance/91_0%/4                                1,685,962       12/31/2004
--------------------------------------------------------------------------------------------------------------------------------
    61                                 Lockout/25_Defeasance/91_0%/4                                1,676,149       12/31/2004
    62                                 Lockout/27_Defeasance/89_0%/4                                1,449,257       12/31/2004
    63                                 Lockout/39_Defeasance/78_0%/3                                3,038,968       12/31/2004
    64                                 Lockout/27_Defeasance/89_0%/4                                1,067,230       12/31/2004
    65                                 Lockout/36_> YM or 1%/80_0%/4                                   N/A              N/A
--------------------------------------------------------------------------------------------------------------------------------
    66                                 Lockout/24_Defeasance/92_0%/4                                1,068,356       12/31/2004
    67                                 Lockout/24_Defeasance/92_0%/4                                   N/A              N/A
    68                                 Lockout/24_Defeasance/92_0%/4                                 796,229        12/31/2004
    69                                 Lockout/24_Defeasance/92_0%/4                                 -80,005        12/31/2004
    70                                 Lockout/24_Defeasance/92_0%/4                                   N/A              N/A
--------------------------------------------------------------------------------------------------------------------------------
    71                                 Lockout/24_Defeasance/92_0%/4                                   N/A              N/A
    72                                 Lockout/25_Defeasance/91_0%/4                                   N/A              N/A
    73                                 Lockout/25_Defeasance/91_0%/4                                 671,991        12/31/2004
    74                                 Lockout/24_Defeasance/26_0%/7                                1,410,587       12/31/2004
    75                                 Lockout/26_Defeasance/91_0%/3                                 973,556        12/31/2004
--------------------------------------------------------------------------------------------------------------------------------
    76                     Lockout/26_Defeasance or Greater of YM or 1%/90_0%/4                     1,031,062       12/31/2004
    77                                 Lockout/26_Defeasance/90_0%/4                                   N/A              N/A
    78                                 Lockout/24_Defeasance/92_0%/4                                   N/A              N/A
    79                                 Lockout/23_>YM or 1%/90_0%/7                                 1,301,861       12/31/2004
    80                                 Lockout/25_Defeasance/91_0%/4                                 502,062        12/31/2004
--------------------------------------------------------------------------------------------------------------------------------
    81                                 Lockout/24_Defeasance/92_0%/4                                   N/A              N/A
    82                                 Lockout/27_Defeasance/89_0%/4                                1,165,534       12/31/2004
    83                                 Lockout/27_Defeasance/90_0%/3                                   N/A              N/A
    84                                 Lockout/26_Defeasance/90_0%/4                                   N/A              N/A
    85                                 Lockout/25_Defeasance/91_0%/4                                1,103,862       12/31/2004
--------------------------------------------------------------------------------------------------------------------------------
    86                                 Lockout/28_Defeasance/89_0%/3                                 768,579        12/31/2004
   87-a                                Lockout/60_> YM or 1%/59_0%/1                                1,464,172       12/31/2004
   87-b                                Lockout/42_> YM or 1%/59_0%/1                                1,464,172       12/31/2004
    88                                 Lockout/26_Defeasance/90_0%/4                                   N/A              N/A
    89                                 Lockout/24_Defeasance/92_0%/4                                   N/A              N/A
    90                                 Lockout/24_Defeasance/92_0%/4                                   N/A              N/A
--------------------------------------------------------------------------------------------------------------------------------
    91                                 Lockout/27_Defeasance/89_0%/4                                   N/A              N/A
    92                                 Lockout/24_Defeasance/92_0%/4                                 749,173        12/31/2004
    93                                 Lockout/28_Defeasance/88_0%/4                                 971,750        12/31/2004
    94                                 Lockout/25_Defeasance/91_0%/4                                 655,007        12/31/2004
    95                                 Lockout/26_Defeasance/90_0%/4                                  -2,159        12/31/2004
--------------------------------------------------------------------------------------------------------------------------------
    96                                 Lockout/26_Defeasance/90_0%/4                                 822,503        12/31/2004
    97                                 Lockout/23_>YM or 1%/90_0%/7                                    N/A              N/A
    98                                 Lockout/25_Defeasance/92_0%/3                                 819,235        12/31/2004
    99                                 Lockout/26_Defeasance/90_0%/4                                 807,339         12/1/2004
   100                                 Lockout/24_Defeasance/92_0%/4                                 475,349        12/31/2004
  100.01                                                                                             316,899        12/31/2004
  100.02                                                                                             158,450        12/31/2004
--------------------------------------------------------------------------------------------------------------------------------
   101                                 Lockout/24_Defeasance/92_0%/4                                 371,240        12/31/2004
   102                                 Lockout/26_Defeasance/91_0%/3                                 256,559        12/31/2004
   103                     Lockout/25_Defeasance or Greater of YM or 1%/91_0%/4                      397,334        12/31/2004
   104                                 Lockout/27_Defeasance/29_0%/4                                 659,625        12/31/2004
   105                                 Lockout/26_Defeasance/90_0%/4                                   N/A              N/A
--------------------------------------------------------------------------------------------------------------------------------
   106                                 Lockout/27_Defeasance/90_0%/3                                   N/A              N/A
   107                                 Lockout/24_>YM or 1%/92_0%/4                                  836,482        12/31/2004
   108                                 Lockout/60_> YM or 1%/56_0%/4                                1,143,853       12/31/2004
   109                                 Lockout/25_Defeasance/55_0%/4                                 497,939        12/31/2004
   110                                 Lockout/26_Defeasance/90_0%/4                                   N/A              N/A
--------------------------------------------------------------------------------------------------------------------------------
   111                                 Lockout/24_Defeasance/92_0%/4                                 511,570        12/31/2004
   112                                 Lockout/27_Defeasance/89_0%/4                                   N/A              N/A
   113                                 Lockout/24_Defeasance/92_0%/4                                 521,194        12/31/2004
   114                                 Lockout/24_Defeasance/92_0%/4                                   N/A              N/A
   115                                 Lockout/27_Defeasance/89_0%/4                                 601,756        12/31/2004
--------------------------------------------------------------------------------------------------------------------------------
   116                                 Lockout/24_Defeasance/92_0%/4                                 767,584        12/31/2004
   117                                 Lockout/24_Defeasance/92_0%/4                                   N/A              N/A
   118                                 Lockout/24_Defeasance/92_0%/4                                 681,403        12/31/2004
   119                                 Lockout/24_Defeasance/92_0%/4                                   N/A              N/A
   120                                 Lockout/26_Defeasance/89_0%/5                                   N/A              N/A
--------------------------------------------------------------------------------------------------------------------------------
   121                                 Lockout/26_Defeasance/90_0%/4                                   N/A              N/A
   122                                 Lockout/26_Defeasance/91_0%/3                                 356,856        12/31/2004
   123                                 Lockout/24_Defeasance/92_0%/4                                 479,741        12/31/2004
   124                                 Lockout/23_>YM or 1%/90_0%/7                                    N/A              N/A
   125                                 Lockout/25_Defeasance/91_0%/4                                 445,977        12/31/2004
--------------------------------------------------------------------------------------------------------------------------------
   126                                 Lockout/28_Defeasance/88_0%/4                                 449,660        12/31/2004
   127                     Lockout/24_Defeasance or Greater of YM or 1%/92_0%/4                        N/A              N/A
   128                                 Lockout/59_> YM or 1%/57_0%/4                                 526,427        12/31/2004
   129                                 Lockout/24_Defeasance/92_0%/4                                   N/A              N/A
   130                     Lockout/27_Defeasance or Greater of YM or 1%/89_0%/4                        N/A              N/A
--------------------------------------------------------------------------------------------------------------------------------
   131                                 Lockout/27_Defeasance/89_0%/4                                 615,102        12/31/2004
   132                                 Lockout/24_Defeasance/92_0%/4                                   N/A              N/A
   133                                 Lockout/26_Defeasance/90_0%/4                                 372,519        12/31/2004
   134                                 Lockout/24_Defeasance/92_0%/4                                 540,000        12/31/2004
   135     Lockout/0_> YM or 8%/12_> YM or 6%/12_> YM or 4%/24_> YM or 2%/24_> YM or 1%/45_0%/3      397,287        12/31/2004
--------------------------------------------------------------------------------------------------------------------------------
   136                                 Lockout/25_Defeasance/91_0%/4                                 463,102        12/31/2004
   137                                 Lockout/26_Defeasance/90_0%/4                                   N/A              N/A
   138                                 Lockout/25_Defeasance/91_0%/4                                 455,471        12/31/2004
   139                                 Lockout/26_Defeasance/90_0%/4                                   N/A              N/A
   140                                 Lockout/34_Defeasance/22_0%/4                                   N/A              N/A
--------------------------------------------------------------------------------------------------------------------------------
   141                                 Lockout/26_Defeasance/90_0%/4                                 345,933        12/31/2004
   142                                 Lockout/26_Defeasance/91_0%/3                                   N/A              N/A
   143                                 Lockout/26_Defeasance/90_0%/4                                 187,930        12/31/2004
   144                                 Lockout/26_>YM or 1%/90_0%/4                                    N/A              N/A
   145          Lockout/23_Greater of YM or 1%/2_Defeasance or Greater of YM or 1%/91_0%/4           425,609        12/31/2004
--------------------------------------------------------------------------------------------------------------------------------
   146                                 Lockout/24_Defeasance/92_0%/4                                 328,060        12/31/2004
   147                                 Lockout/25_Defeasance/91_0%/4                                   N/A              N/A
   148                                 Lockout/25_Defeasance/91_0%/4                                 382,970        12/31/2004
   149                                 Lockout/24_Defeasance/92_0%/4                                 374,299        12/31/2004
   150                                 Lockout/26_Defeasance/91_0%/3                                   N/A              N/A
--------------------------------------------------------------------------------------------------------------------------------
   151                                 Lockout/23_>YM or 1%/93_0%/4                                    N/A              N/A
   152          Lockout/23_Greater of YM or 1%/2_Defeasance or Greater of YM or 1%/91_0%/4           417,440        12/31/2004
   153                                 Lockout/27_Defeasance/89_0%/4                                   N/A              N/A
   154                                 Lockout/60_> YM or 1%/56_0%/4                                 206,314        12/31/2004
   155                                 Lockout/25_Defeasance/91_0%/4                                 274,459        12/31/2004
--------------------------------------------------------------------------------------------------------------------------------
   156                                 Lockout/60_> YM or 1%/56_0%/4                                   N/A              N/A
   157                                 Lockout/26_Defeasance/90_0%/4                                 249,247        12/31/2004
   158                                 Lockout/26_Defeasance/90_0%/4                                   N/A              N/A
   159                                 Lockout/24_Defeasance/92_0%/4                                 269,751        12/31/2004
   160                                 Lockout/24_Defeasance/92_0%/4                                   N/A              N/A
--------------------------------------------------------------------------------------------------------------------------------
   161                                 Lockout/37_Defeasance/80_0%/3                                   N/A              N/A

              SECOND        SECOND
CONTROL     MOST RECENT   MOST RECENT    MOST RECENT    MOST RECENT    UNDERWRITTEN   UNDERWRITTEN       UNDERWRITTEN NET
 NUMBER       NOI ($)      NOI DATE        NOI ($)       NOI DATE        EGI ($)      EXPENSES ($)     OPERATING INCOME ($)
---------------------------------------------------------------------------------------------------------------------------

   1        22,924,795    12/31/2005      24,362,803     5/31/2006       48,850,020      21,384,274              27,465,746
   2        10,849,626    12/31/2005      11,493,593     3/31/2006       34,318,531      15,932,046              18,386,485
   3        13,877,076    12/31/2005      15,567,157     5/31/2006       72,594,036      52,652,263              19,941,773
   4        13,524,337    12/31/2005      13,309,716     6/30/2006       25,065,931      10,397,799              14,668,132
   5        14,264,123    12/31/2005      15,645,517     4/30/2006       28,260,492       9,542,949              18,717,543
---------------------------------------------------------------------------------------------------------------------------
   6            N/A           N/A            NAP            NAP          15,664,186         469,926              15,194,260
   7        10,805,002    12/31/2005         NAP            NAP          19,309,706       8,784,740              10,524,966
   8         8,992,607    12/31/2005      8,503,211      6/30/2006       16,058,308       5,846,056              10,212,252
   9            N/A           N/A            NAP            NAP          20,629,706      10,300,798              10,328,908
   10       21,276,069    12/31/2005         NAP            NAP          34,946,115      12,141,141              22,804,974
---------------------------------------------------------------------------------------------------------------------------
   11       11,228,663    12/31/2005      11,261,537     6/30/2006       12,093,550         640,741              11,452,809
 11.01       1,556,681    12/31/2005      1,559,961      6/30/2006        1,625,158          56,294               1,568,864
 11.02       1,562,055    12/31/2005      1,542,800      6/30/2006        1,762,764         188,243               1,574,521
 11.03       1,387,797    12/31/2005      1,389,691      6/30/2006        1,557,168          65,360               1,491,808
 11.04       1,401,022    12/31/2005      1,400,962      6/30/2006        1,414,626          43,256               1,371,370
 11.05       1,051,623    12/31/2005      1,092,950      6/30/2006        1,140,608          34,976               1,105,632
 11.06       1,210,217    12/31/2005      1,205,955      6/30/2006        1,350,285         137,638               1,212,647
 11.07       1,146,897    12/31/2005      1,155,000      6/30/2006        1,189,895          40,734               1,149,161
 11.08       1,089,415    12/31/2005      1,089,913      6/30/2006        1,182,548          36,274               1,146,274
 11.09        822,956     12/31/2005       824,305       6/30/2006          870,498          37,966                 832,532
   12        8,083,008    12/31/2005         NAP            NAP          13,623,814       3,756,951               9,866,863
 12.01       4,260,905    12/31/2005         NAP            NAP           7,387,934       1,691,538               5,696,396
 12.02       3,822,103    12/31/2005         NAP            NAP           6,235,880       2,065,413               4,170,467
   13        8,989,656    12/31/2005      9,240,479      5/31/2006       17,479,307       7,280,928              10,198,379
 13.01       2,078,081    12/31/2005      2,341,898      5/31/2006        4,777,405       1,428,104               3,349,301
 13.02       3,285,208    12/31/2005      3,306,068      5/31/2006        5,377,858       2,005,296               3,372,562
 13.03       1,581,246    12/31/2005      1,612,999      5/31/2006        2,416,435         988,776               1,427,659
 13.04        966,535     12/31/2005       923,978       5/31/2006        1,965,976         952,268               1,013,708
 13.05        508,360     12/31/2005       570,477       5/31/2006        1,716,141       1,116,226                 599,915
 13.06        570,226     12/31/2005       485,059       5/31/2006        1,225,492         790,258                 435,234
   14        5,968,338    12/31/2005      5,589,335      7/31/2006       15,935,415       8,325,919               7,609,496
   15           N/A           N/A            NAP            NAP          13,179,617       4,364,810               8,814,807
---------------------------------------------------------------------------------------------------------------------------
   16           N/A           N/A            NAP            NAP           9,413,228       2,569,331               6,843,897
   17        6,067,133    12/31/2005      5,577,024      5/31/2006       11,032,894       4,109,864               6,923,030
   18           N/A           N/A            NAP            NAP           9,706,876       2,464,160               7,242,715
   19        3,384,471    12/31/2005      3,479,150      5/31/2006       10,225,953       4,112,365               6,113,588
   20        6,775,749    12/31/2005         NAP            NAP          10,448,944       3,998,026               6,450,918
---------------------------------------------------------------------------------------------------------------------------
   21        5,903,734    12/31/2005      5,883,177      4/30/2006       10,689,462       4,482,996               6,206,466
 21.01       2,341,652    12/31/2005      2,295,795      4/30/2006        4,227,397       1,706,320               2,521,077
 21.02       1,566,895    12/31/2005      1,567,767      4/30/2006        2,695,195       1,091,898               1,603,297
 21.03       1,101,013    12/31/2005      1,161,093      4/30/2006        1,768,440         595,882               1,172,558
 21.04        894,174     12/31/2005       858,522       4/30/2006        1,998,430       1,088,896                 909,534
   22        8,097,654    12/31/2005      5,843,663      5/31/2006        6,427,983       1,653,429               4,774,554
   23        4,310,258    12/31/2005      4,086,871      5/31/2006        6,540,462       2,469,173               4,071,289
   24        3,344,126    12/31/2005      3,413,180      6/30/2006        5,842,869       1,496,871               4,345,998
   25           N/A           N/A            NAP            NAP           6,145,787       1,880,253               4,265,534
---------------------------------------------------------------------------------------------------------------------------
   26        3,515,510    12/31/2005      3,715,907      6/30/2006        7,741,332       3,293,338               4,447,993
   27        1,595,211    12/31/2005      2,180,729      5/31/2006        4,873,725       1,453,393               3,420,332
   28        2,714,094    12/31/2005      2,665,396      4/30/2006        4,216,122       1,217,547               2,998,575
   29        1,099,952    12/31/2005       984,040       5/22/2006        5,431,133       1,917,624               3,513,509
   30        2,644,555    12/31/2005      2,579,840      4/30/2006        4,671,963       1,978,846               2,693,117
---------------------------------------------------------------------------------------------------------------------------
   31        2,482,259    12/31/2005         NAP            NAP           4,750,395       2,090,128               2,660,267
   32           N/A           N/A            NAP            NAP           3,812,184         745,132               3,067,052
   33        2,408,107    12/31/2005      2,367,740      4/30/2006        3,338,900       1,046,904               2,291,996
   34        1,992,158    12/31/2005         NAP            NAP           4,178,608       1,807,442               2,371,166
   35        1,908,124    12/31/2005      1,935,692      3/31/2006        4,217,325       1,913,304               2,304,021
---------------------------------------------------------------------------------------------------------------------------
   36           N/A           N/A            NAP            NAP           2,972,534         816,098               2,156,435
   37           N/A           N/A            NAP            NAP           2,966,932         917,944               2,048,987
   38           N/A           N/A            NAP            NAP           3,209,514         719,564               2,489,949
   39           N/A           N/A         1,108,928     11/30/2005        2,256,220         360,715               1,895,505
   40        2,263,586    12/31/2005         NAP            NAP           3,030,688         711,396               2,319,292
---------------------------------------------------------------------------------------------------------------------------
   41           N/A           N/A            NAP            NAP           2,256,062         565,653               1,690,409
   42        1,603,524    12/31/2005      1,668,788      4/30/2006        2,577,360         835,783               1,741,577
   43        2,513,363     6/30/2005      2,703,357      6/30/2006       14,208,115      11,054,948               3,153,167
   44         798,674     12/31/2005      1,479,088      4/30/2006        2,118,899         542,446               1,576,453
   45        1,575,121    12/31/2005      1,628,771      5/31/2006        2,592,420         717,276               1,875,144
---------------------------------------------------------------------------------------------------------------------------
   46           N/A           N/A            NAP            NAP           1,678,905          46,800               1,632,105
   47           N/A           N/A            NAP            NAP           2,186,094         507,015               1,679,079
   48         758,621     12/31/2005         NAP            NAP           2,235,457         552,713               1,682,744
   49        1,845,037    12/31/2005      1,774,051      7/31/2006        2,563,411         779,992               1,783,419
   50           N/A           N/A            NAP            NAP           2,198,098         473,294               1,724,804
---------------------------------------------------------------------------------------------------------------------------
   51        1,548,979    12/31/2005      1,422,978      5/31/2006        2,500,762         608,551               1,892,211
   52        1,357,599    12/31/2005      1,300,877      6/30/2006        2,644,172         862,046               1,782,126
   53        2,085,690    12/31/2005      2,795,619      3/31/2006        4,039,268       1,600,250               2,439,018
   54           N/A           N/A            NAP            NAP           1,331,544           1,332               1,330,212
   55           N/A           N/A            NAP            NAP           2,220,402         655,316               1,565,086
---------------------------------------------------------------------------------------------------------------------------
   56           N/A           N/A            NAP            NAP           1,987,212         579,197               1,408,015
   57        1,368,916    12/31/2005      1,328,697      5/31/2006        3,493,475       1,891,800               1,601,675
   58        1,761,146    12/31/2005      1,616,229      4/30/2006        2,497,193         756,287               1,740,907
   59        2,275,786    12/31/2005      2,284,499      3/31/2006        2,917,047       1,017,284               1,899,763
   60        1,686,590    12/31/2005         NAP            NAP           1,702,881          52,129               1,650,752
---------------------------------------------------------------------------------------------------------------------------
   61        1,527,451    12/31/2005      1,572,761      5/31/2006        3,420,812       1,857,232               1,563,580
   62        1,512,154    12/31/2005      1,318,608      3/31/2006        2,653,355       1,124,774               1,528,581
   63        3,135,346    12/31/2005      3,296,916      2/28/2006        3,792,064         710,505               3,081,559
   64        1,028,550    12/31/2005      1,052,182      4/30/2006        2,908,179       1,477,839               1,430,340
   65        1,207,998    12/31/2005         NAP            NAP           2,573,796         924,876               1,648,920
---------------------------------------------------------------------------------------------------------------------------
   66        1,077,734    12/31/2005      1,117,394      4/30/2006        1,491,215         384,814               1,106,401
   67           N/A           N/A            NAP            NAP           1,671,506         311,723               1,359,784
   68         678,478     12/31/2005       730,657       6/30/2006        1,924,522         712,147               1,212,375
   69        -137,842     12/31/2005       -22,551       4/30/2006        2,463,768       1,079,891               1,383,877
   70           N/A           N/A            NAP            NAP           1,341,246         219,243               1,122,003
---------------------------------------------------------------------------------------------------------------------------
   71           N/A           N/A            NAP            NAP           1,852,531         433,416               1,419,114
   72           N/A           N/A            NAP            NAP           1,554,846         401,313               1,153,533
   73         253,320     12/31/2005       320,527       4/30/2006        1,287,421         354,987                 932,434
   74        1,397,250    12/31/2005      1,469,623      4/30/2006        4,052,859       2,566,773               1,486,086
   75         957,913     12/31/2005       938,553       5/31/2006        2,323,948       1,078,571               1,245,377
---------------------------------------------------------------------------------------------------------------------------
   76        1,139,326    12/31/2005      1,196,767      6/30/2006        1,448,737         272,818               1,175,919
   77           N/A           N/A            NAP            NAP           1,454,200         378,254               1,075,946
   78           N/A           N/A            NAP            NAP           1,652,392         663,235                 989,157
   79        1,345,058    12/31/2005         NAP            NAP           2,100,350         614,156               1,486,194
   80         305,603     12/31/2005       329,534       5/31/2006        1,567,468         516,053               1,051,415
---------------------------------------------------------------------------------------------------------------------------
   81           N/A           N/A          716,635       6/30/2006        1,463,171         531,963                 931,208
   82        1,132,143    12/31/2005         NAP            NAP           1,973,114         918,195               1,054,919
   83         506,111     12/31/2005       570,233       3/31/2006        1,392,513         371,788               1,020,725
   84           N/A           N/A            NAP            NAP             869,262         130,331                 738,931
   85        1,177,740    12/31/2005         NAP            NAP           1,408,658         379,067               1,029,591
---------------------------------------------------------------------------------------------------------------------------
   86         725,130     12/31/2005       740,062       3/31/2006        1,242,376         348,080                 894,296
  87-a       1,412,808    12/31/2005         NAP            NAP           1,609,354         234,581               1,374,773
  87-b       1,412,808    12/31/2005         NAP            NAP           1,609,354         234,581               1,374,773
   88           N/A           N/A          638,899       5/31/2006        1,244,183         358,406                 885,777
   89        1,362,475    12/31/2005      1,362,475      6/30/2006        1,526,835         446,920               1,079,915
   90         46,884      12/31/2005       372,155       7/31/2006        1,090,453         283,236                 807,217
---------------------------------------------------------------------------------------------------------------------------
   91           N/A           N/A            NAP            NAP           1,085,017         177,653                 907,365
   92         713,211     12/31/2005         NAP            NAP           1,820,879         922,643                 898,237
   93         911,858     12/31/2005       910,520       3/31/2006        1,557,664         677,800                 879,864
   94         984,105     12/31/2005      1,041,284      5/31/2006        3,941,060       2,861,244               1,079,816
   95         348,122     12/31/2005         NAP            NAP             819,662          51,719                 767,943
---------------------------------------------------------------------------------------------------------------------------
   96         652,618     12/31/2005         NAP            NAP           1,058,060         239,614                 818,446
   97         916,773     12/31/2005       981,849       7/31/2006        1,263,280         371,802                 891,479
   98         829,996     12/31/2005       821,638       6/30/2006        1,148,621         400,580                 748,041
   99         877,934     12/31/2005       914,606       6/30/2006        1,406,120         581,884                 824,236
  100         535,668     12/31/2005       582,692       7/31/2006        1,601,008         789,521                 811,486
 100.01       357,112     12/31/2005       388,461       7/31/2006        1,067,339         526,347                 540,991
 100.02       178,556     12/31/2005       194,231       7/31/2006          533,669         263,174                 270,495
---------------------------------------------------------------------------------------------------------------------------
  101         624,534     12/31/2005         NAP            NAP           1,015,306         256,111                 759,195
  102         467,015     12/31/2005       529,302       5/31/2006        1,324,968         535,577                 789,391
  103         557,036     12/31/2005         NAP            NAP           1,114,962         410,483                 704,480
  104         644,441     12/31/2005         NAP            NAP             981,614         226,287                 755,327
  105           N/A           N/A            NAP            NAP           1,000,240         326,517                 673,723
---------------------------------------------------------------------------------------------------------------------------
  106           N/A           N/A          299,276       3/31/2006        1,038,005         389,079                 648,926
  107         906,292     12/31/2005       889,324       6/30/2006        1,491,626         551,220                 940,406
  108        1,042,309    12/31/2005         NAP            NAP           1,655,771          66,231               1,589,540
  109         494,811     12/31/2005       508,487       7/1/2006         1,232,270         607,160                 625,110
  110         760,111     12/31/2005       899,062       6/30/2006        2,470,389       1,479,513                 990,877
---------------------------------------------------------------------------------------------------------------------------
  111         684,141     12/31/2005       765,746       4/25/2006          861,340         206,898                 654,442
  112           N/A           N/A            NAP            NAP             809,935         154,181                 655,754
  113         190,787     12/31/2005       242,096       5/20/2006        1,773,201       1,047,171                 726,030
  114         387,675     12/31/2005       414,763       8/31/2006          940,125         297,915                 642,209
  115         560,383     12/31/2005       390,673       4/30/2006          924,662         290,759                 633,903
---------------------------------------------------------------------------------------------------------------------------
  116         825,352     12/31/2005       825,352       6/30/2006          947,280         181,258                 766,022
  117           N/A           N/A            NAP            NAP             848,336         268,796                 579,540
  118         686,638     12/31/2005         NAP            NAP             919,898         229,141                 690,757
  119           N/A           N/A            NAP            NAP             618,000          18,000                 600,000
  120           N/A           N/A            NAP            NAP           1,042,232         371,689                 670,543
---------------------------------------------------------------------------------------------------------------------------
  121           N/A           N/A            NAP            NAP             937,633         154,018                 783,615
  122         480,240     12/31/2005       464,279       5/31/2006          779,641         255,311                 524,330
  123         495,819     12/31/2005       489,927       6/30/2006          717,728         210,317                 507,411
  124         496,050     12/31/2005       483,410       7/31/2006          824,156         312,034                 512,121
  125         539,665     12/31/2005         NAP            NAP             825,840         236,584                 589,257
---------------------------------------------------------------------------------------------------------------------------
  126         418,716     12/31/2005         NAP            NAP             795,917         285,336                 510,581
  127           N/A           N/A            NAP            NAP             652,456         161,645                 490,810
  128         598,412     12/31/2005       280,795       5/31/2006          830,957         230,309                 600,648
  129         470,875     12/31/2005         NAP            NAP             744,511         269,409                 475,102
  130         442,710     12/31/2005       522,896       5/31/2006          767,065         242,288                 524,778
---------------------------------------------------------------------------------------------------------------------------
  131         564,842     12/31/2005       528,144       3/31/2006        1,174,318         553,607                 620,711
  132         192,300     12/31/2005       226,263       6/30/2006          791,883         261,675                 530,207
  133         401,510     12/31/2005         NAP            NAP             636,768         172,551                 464,217
  134         540,000     12/31/2005       540,000       6/30/2006          694,475         143,881                 550,594
  135         430,095     12/31/2005         NAP            NAP             630,318         141,045                 489,273
---------------------------------------------------------------------------------------------------------------------------
  136         497,241     12/31/2005         NAP            NAP             668,637          86,011                 582,625
  137           N/A           N/A            NAP            NAP             532,721          88,814                 443,907
  138         429,602     12/31/2005         NAP            NAP             619,197         171,176                 448,021
  139           N/A           N/A            NAP            NAP             584,736         147,293                 437,442
  140           N/A           N/A            NAP            NAP             459,788          63,409                 396,379
---------------------------------------------------------------------------------------------------------------------------
  141         428,317     12/31/2005       481,225       5/31/2006        1,408,020         881,550                 526,470
  142           N/A           N/A            NAP            NAP             514,788          98,259                 416,529
  143         231,769     12/31/2005       130,321       4/30/2006          748,983         275,615                 473,368
  144           N/A           N/A            NAP            NAP             378,393           3,784                 374,609
  145         446,175     12/31/2005       499,443       6/30/2006          972,451         529,081                 443,370
---------------------------------------------------------------------------------------------------------------------------
  146         397,613     12/31/2005       397,037       7/31/2006          534,955         155,083                 379,872
  147           N/A           N/A            NAP            NAP             684,155         219,616                 464,538
  148         361,642     12/31/2005         NAP            NAP             580,977         175,921                 405,056
  149         406,410     12/31/2005       427,494       6/30/2006          834,431         391,084                 443,347
  150           N/A           N/A            NAP            NAP             394,156          86,875                 307,281
---------------------------------------------------------------------------------------------------------------------------
  151           N/A           N/A            NAP            NAP             446,410         118,857                 327,553
  152         568,521     12/31/2005       424,824       6/30/2006          987,135         476,285                 510,849
  153           N/A           N/A            NAP            NAP             293,452          52,410                 241,042
  154         221,422     12/31/2005        90,868       5/31/2006          390,869         130,188                 260,681
  155         292,465     12/31/2005         NAP            NAP             538,452         210,816                 327,636
---------------------------------------------------------------------------------------------------------------------------
  156           N/A           N/A            NAP            NAP             430,812          17,232                 413,580
  157         265,243     12/31/2005         NAP            NAP             327,213          72,960                 254,253
  158           N/A           N/A            NAP            NAP             253,721          58,097                 195,624
  159         234,594     12/31/2005       191,348       6/30/2006          563,175         322,431                 240,744
  160           N/A           N/A            NAP            NAP             198,116          29,887                 168,229
---------------------------------------------------------------------------------------------------------------------------
  161           N/A           N/A            NAP            NAP             197,050          48,472                 148,578

            UNDERWRITTEN                                                                                                  CUT-OFF
CONTROL    REPLACEMENT /     UNDERWRITTEN    UNDERWRITTEN NET   UNDERWRITTEN NCF                                           DATE
NUMBER    FF&E RESERVE ($)     TI / LC         CASH FLOW ($)        DSCR (X)        APPRAISAL VALUE ($)   APPRAISAL DATE   LTV (%)
----------------------------------------------------------------------------------------------------------------------------------

   1               254,292      1,784,342          25,427,112        1.96                   434,200,000     7/21/2006       48.4%
   2               236,886      1,184,432          16,965,167        1.20                   276,500,000     5/10/2006       73.1%
   3             2,177,821              0          17,763,952        1.21                   246,000,000     6/29/2006       77.2%
   4                92,484        464,336          14,111,312        1.29                   245,000,000     8/1/2006        74.7%
   5                97,711        519,989          18,099,843        1.51                   297,000,000     7/21/2006       57.1%
----------------------------------------------------------------------------------------------------------------------------------
   6               155,674        155,674          14,882,912        1.27                   212,000,000     9/1/2006        78.1%
   7               169,308        701,282           9,654,375        1.39                   159,000,000     6/8/2006        68.1%
   8                71,690        358,450           9,782,112        1.24                   167,000,000     7/20/2006       74.9%
   9                74,927        112,390          10,141,591        1.15                   155,000,000     6/1/2006        78.1%
  10               269,887      1,426,282          21,108,804        1.29                   377,500,000     6/30/2006       68.6%
----------------------------------------------------------------------------------------------------------------------------------
  11                99,287        517,733          10,835,790        1.47                   156,070,000                     71.8%
 11.01              12,000         68,618           1,488,246                                22,100,000     6/29/2006
 11.02              13,200         70,294           1,491,027                                21,400,000     7/5/2006
 11.03              12,275         64,531           1,415,002                                19,700,000     6/29/2006
 11.04              13,299         66,107           1,291,964                                19,020,000     7/5/2006
 11.05               7,683         45,705           1,052,244                                14,600,000     6/29/2006
 11.06              11,272         56,092           1,145,283                                16,150,000     7/11/2006
 11.07               9,000         49,892           1,090,269                                15,800,000     6/29/2006
 11.08              11,447         54,185           1,080,642                                15,600,000     7/13/2006
 11.09               9,110         42,309             781,113                                11,700,000     6/29/2006
  12               233,454        467,367           9,166,042        1.23                   133,000,000                     79.7%
 12.01             122,357        244,713           5,329,326                                84,000,000     4/10/2006
 12.02             111,097        222,654           3,836,716                                49,000,000     4/10/2006
  13               200,810        685,485           9,312,084        1.21                   136,900,000                     68.7%
 13.01              33,997        116,051           3,199,253                                44,500,000     6/29/2006
 13.02              38,511        131,462           3,202,589                                41,500,000     7/13/2006
 13.03              33,594        114,676           1,279,389                                18,000,000     7/17/2006
 13.04              29,994        102,389             881,324                                10,500,000     7/14/2006
 13.05              41,617        142,065             416,233                                13,900,000     6/27/2006
 13.06              23,096         78,841             333,296                                 8,500,000     7/18/2006
  14                88,579        850,060           7,520,857        1.30                   115,000,000     9/1/2006        80.0%
  15                56,262        234,774           8,523,770        1.31                   111,500,000     7/11/2006       80.7%
----------------------------------------------------------------------------------------------------------------------------------
  16                44,001              0           6,799,896        1.07                   107,000,000     7/19/2006       80.0%
  17                29,474         98,246           6,795,310        1.15                   100,000,000     7/21/2006       79.4%
  18                67,030        323,852           6,851,833        1.51                   107,500,000     8/24/2006       70.0%
  19                51,863        259,317           5,802,408        1.20                    84,000,000     7/21/2006       77.4%
  20                65,035        441,499           5,944,384        1.60                    94,700,000     5/8/2006        65.7%
----------------------------------------------------------------------------------------------------------------------------------
  21               258,948        560,079           5,587,440        1.37                    78,600,000                     73.1%
 21.01              92,812        214,740           2,296,525                                32,400,000     6/1/2006
 21.02              47,828        131,999           1,474,970                                20,800,000     6/1/2006
 21.03              65,064        107,084           1,031,910                                13,000,000     6/1/2006
 21.04              53,243        106,256             784,035                                12,400,000     6/1/2006
  22                42,306        262,902           4,469,346        1.41                    70,500,000     8/4/2006        75.0%
  23                51,977        524,458           3,994,854        1.23                    66,000,000     8/10/2006       76.5%
  24                98,702        101,199           4,226,097        1.16                    71,215,000     7/10/2006       70.2%
  25                35,160        197,576           4,032,798        1.28                    70,000,000     7/25/2006       67.1%
----------------------------------------------------------------------------------------------------------------------------------
  26                40,301        196,447           4,211,246        1.34                    78,500,000     7/18/2006       57.3%
  27                29,124        130,040           3,261,168        1.15                    49,800,000     9/30/2006       79.3%
  28                24,496        122,480           2,851,600        1.14                    49,300,000     6/18/2006       79.7%
  29                32,882        192,435           3,288,192        1.17                    59,000,000     5/23/2006       64.4%
  30               110,400              0           2,582,717        1.25                    42,000,000     5/11/2006       80.0%
----------------------------------------------------------------------------------------------------------------------------------
  31                26,543         77,000           2,556,724        1.27                    41,500,000     8/17/2006       76.7%
  32                24,429        189,573           2,853,050        1.33                    43,600,000     3/15/2006       73.0%
  33                31,033         74,759           2,206,204        1.30                    35,700,000     5/24/2006       80.1%
  34                25,144        125,719           2,220,303        1.23                    37,700,000     6/1/2006        75.3%
  35                88,500              0           2,215,521        1.25                    33,800,000     5/12/2006       79.4%
----------------------------------------------------------------------------------------------------------------------------------
  36                53,500              0           2,102,935        1.16                    31,850,000     8/17/2006       77.0%
  37                51,500              0           1,997,487        1.17                    31,175,000     8/1/2006        76.3%
  38                26,547         54,263           2,409,139        1.50                    36,900,000     6/26/2006       63.7%
  39                 5,853         35,730           1,853,922        1.14                    30,650,000     9/21/2006       76.7%
  40                33,866         58,292           2,227,134        1.35                    36,500,000     7/18/2006       63.0%
----------------------------------------------------------------------------------------------------------------------------------
  41                 8,818         40,688           1,640,903        1.20                    29,000,000     6/19/2006       66.9%
  42                60,000              0           1,681,577        1.18                    32,000,000     6/7/2006        68.8%
  43               568,325              0           2,584,842        1.38                    27,000,000     7/17/2006       79.6%
  44                19,869         89,596           1,486,988        1.20                    26,000,000     5/24/2006       79.8%
  45                32,498        108,327           1,734,319        1.19                    25,100,000     7/27/2006       78.7%
----------------------------------------------------------------------------------------------------------------------------------
  46                26,000              0           1,606,105        1.32                    24,500,000     8/1/2006        79.8%
  47                 8,621         36,747           1,633,711        1.20                    27,100,000     6/20/2006       70.7%
  48                15,630         44,596           1,622,518        1.35                    23,650,000     8/9/2006        80.6%
  49                10,544         54,478           1,718,397        1.47                    29,380,000     7/31/2006       64.2%
  50                11,811         55,496           1,657,497        1.34                    24,000,000     10/1/2006       76.0%
----------------------------------------------------------------------------------------------------------------------------------
  51                46,331        228,343           1,617,537        1.20                    24,100,000     7/21/2006       75.5%
  52                 9,603         80,381           1,692,142        1.49                    23,300,000     7/6/2006        77.7%
  53                42,033        540,000           1,856,985        1.52                    24,000,000     5/7/2006        75.0%
  54                14,453              0           1,315,759        1.27                    22,000,000     7/7/2006        79.5%
  55                18,094         58,463           1,488,529        1.40                    23,500,000     8/8/2006        74.1%
----------------------------------------------------------------------------------------------------------------------------------
  56                 9,012         30,994           1,368,008        1.18                    21,975,000     7/25/2006       74.0%
  57                33,251        127,680           1,490,744        1.17                    21,325,000     7/20/2006       80.0%
  58                15,104         85,469           1,640,333        1.58                    26,500,000     6/29/2006       64.2%
  59                31,784        127,138           1,740,841        1.35                    26,500,000     4/20/2006       64.2%
  60                22,900        114,500           1,513,352        1.22                    23,300,000     7/19/2006       73.0%
----------------------------------------------------------------------------------------------------------------------------------
  61                37,045         98,407           1,428,128        1.31                    23,500,000     6/9/2006        70.2%
  62                20,025         65,063           1,443,493        1.21                    23,000,000     5/15/2006       71.3%
  63                 8,423         85,360           2,987,776        3.09                    47,500,000     5/16/2006       32.6%
  64                23,488        130,144           1,276,708        1.14                    19,100,000     5/24/2006       79.6%
  65                40,049        162,031           1,446,840        1.23                    21,750,000     4/29/2005       67.4%
----------------------------------------------------------------------------------------------------------------------------------
  66                24,037         62,591           1,039,773        1.22                    17,800,000     5/24/2006       80.3%
  67                14,060         50,000           1,295,724        1.30                    20,300,000     8/18/2006       69.0%
  68                50,000              0           1,162,375        1.16                    17,000,000     7/27/2006       79.4%
  69                32,222        104,679           1,286,976        1.35                    17,160,000     6/1/2006        78.0%
  70                 8,227         21,108           1,092,668        1.10                    16,800,000     8/8/2006        79.2%
----------------------------------------------------------------------------------------------------------------------------------
  71                12,618         90,252           1,316,243        1.45                    22,110,000     7/10/2006       59.2%
  72                 9,688         22,970           1,120,875        1.20                    16,900,000     9/1/2006        74.3%
  73                10,370         32,578             889,486        1.20                    15,300,000     7/1/2006        67.6%
  74               147,964              0           1,338,122        1.32                    16,600,000     6/7/2006        75.1%
  75                26,306        109,620           1,109,451        1.24                    15,770,000     6/21/2006       77.4%
----------------------------------------------------------------------------------------------------------------------------------
  76                19,765         76,624           1,079,531        1.22                    16,100,000     7/14/2006       74.5%
  77                12,172         40,932           1,022,841        1.19                    14,900,000     5/26/2006       79.2%
  78                 8,078         22,787             958,292        1.18                    16,200,000     8/31/2006       70.4%
  79                24,840         77,356           1,383,998        2.10                    19,775,000     6/27/2006       56.1%
  80                47,073         63,710             940,632        1.16                    13,825,000     8/1/2006        79.6%
----------------------------------------------------------------------------------------------------------------------------------
  81                27,000              0             904,208        1.17                    14,550,000     8/3/2006        72.3%
  82                17,334         79,563             958,022        1.21                    16,800,000     5/4/2006        64.0%
  83                 7,668              0           1,013,057        1.25                    14,960,000     5/11/2006       70.2%
  84                   458              0             738,473        1.13                    13,200,000     6/1/2006        79.5%
  85                58,623         53,162             917,805        1.28                    14,700,000     7/18/2006       68.0%
----------------------------------------------------------------------------------------------------------------------------------
  86                10,572         36,784             846,940        1.21                    13,580,000     4/20/2006       71.1%
 87-a               28,667         71,667           1,202,773        1.28                    14,820,000     6/16/2000       63.7%
 87-b               28,667         71,667           1,202,773        1.28                                                   63.7%
  88                10,160         42,862             832,755        1.22                    11,800,000     6/22/2006       79.7%
  89                 9,237              0           1,070,678        1.49                    13,250,000     7/31/2006       69.9%
  90                32,265              0             774,952        1.15                    12,600,000     8/28/2006       73.0%
----------------------------------------------------------------------------------------------------------------------------------
  91                 3,060         37,033             867,272        1.27                    13,000,000     6/1/2006        70.0%
  92                36,512         92,220             769,505        1.19                    12,110,000     7/10/2006       72.7%
  93                 9,002         43,589             827,272        1.30                    11,000,000     3/17/2006       78.2%
  94               157,642              0             922,174        1.39                    11,500,000     6/19/2006       74.7%
  95                 1,197          3,992             762,754        1.16                    11,000,000     7/1/2006        77.3%
----------------------------------------------------------------------------------------------------------------------------------
  96                 9,501         59,429             749,516        1.22                    10,700,000     6/1/2006        79.3%
  97                 8,631         29,384             853,464        1.69                    12,700,000     7/31/2006       64.6%
  98                 8,629              0             739,412        1.15                    10,200,000     7/21/2006       80.0%
  99                16,184         70,027             738,025        1.45                    12,100,000     7/12/2006       67.1%
  100               15,979         84,178             711,329        1.17                    10,350,000                     76.3%
100.01              10,653         56,119             474,220                                 6,900,000     6/27/2006
100.02               5,326         28,059             237,110                                 3,450,000     6/27/2006
----------------------------------------------------------------------------------------------------------------------------------
  101                8,719         59,435             691,040        1.20                    10,000,000     7/3/2006        78.6%
  102               17,568        108,920             702,903        1.27                     9,550,000     6/13/2006       79.8%
  103                6,141         44,039             654,299        1.18                    11,400,000     7/21/2006       66.7%
  104               12,050         20,869             722,408        1.22                    10,000,000     3/24/2006       75.3%
  105                6,615         34,466             632,641        1.15                     9,430,000     5/15/2006       79.0%
----------------------------------------------------------------------------------------------------------------------------------
  106                5,819              0             643,107        1.15                     9,780,000     5/11/2006       74.1%
  107               39,520         66,034             834,852        1.64                    12,200,000     8/8/2006        59.0%
  108               35,040         87,600           1,466,900        1.97                    12,200,000     10/1/1999       58.4%
  109               40,000              0             585,110        1.15                     9,800,000     8/9/2006        71.4%
  110              114,800              0             876,077        1.38                    12,300,000     5/9/2006        56.7%
----------------------------------------------------------------------------------------------------------------------------------
  111               11,194         57,644             585,604        1.21                     9,830,000     8/9/2006        69.2%
  112                5,042         18,673             632,038        1.32                     8,500,000     5/10/2006       80.0%
  113               27,500              0             698,530        1.45                    10,600,000     7/21/2006       62.3%
  114                4,045         37,145             601,019        1.28                    10,500,000     8/8/2006        62.9%
  115                4,612         52,970             576,320        1.19                     8,330,000     10/1/2006       79.2%
----------------------------------------------------------------------------------------------------------------------------------
  116                9,960              0             756,062        1.48                     9,700,000     8/1/2006        67.8%
  117                1,818         16,952             560,770        1.20                     8,500,000     8/2/2006        77.3%
  118                9,413         33,034             648,311        1.30                    10,100,000     8/6/2006        64.4%
  119                1,800              0             598,200        1.16                     8,000,000     5/4/2006        81.3%
  120                7,489              0             663,054        1.49                    17,520,000     6/21/2006       34.2%
----------------------------------------------------------------------------------------------------------------------------------
  121                5,870         30,401             747,343        1.74                    11,400,000     6/15/2006       52.6%
  122                5,166         30,389             501,275        1.21                     7,600,000     7/5/2006        78.9%
  123               12,444         40,129             454,839        1.27                     6,400,000     8/2/2006        79.1%
  124                1,887         21,096             489,138        1.38                     7,780,000     7/31/2006       73.9%
  125               11,932         33,967             543,358        1.30                     8,900,000     7/7/2006        63.3%
----------------------------------------------------------------------------------------------------------------------------------
  126                8,376              0             502,205        1.18                     7,000,000     4/8/2006        80.0%
  127                2,162         17,452             471,196        1.18                     7,000,000     8/9/2006        77.9%
  128                5,608         59,063             543,360        1.40                     8,250,000     7/6/2006        65.5%
  129                9,510         34,498             431,094        1.32                     8,000,000     8/11/2006       67.5%
  130                8,944         37,912             477,923        1.19                     7,150,000     6/10/2006       75.5%
----------------------------------------------------------------------------------------------------------------------------------
  131               27,000              0             593,711        1.47                     6,800,000     5/23/2006       79.4%
  132                7,737         50,021             472,449        1.25                     6,440,000     8/21/2006       80.7%
  133                5,350         23,221             435,646        1.16                     6,500,000     6/8/2006        79.2%
  134                5,175              0             545,419        1.38                     7,330,000     8/3/2006        69.6%
  135               13,247              0             476,026        1.26                    10,500,000     6/17/2006       47.6%
----------------------------------------------------------------------------------------------------------------------------------
  136                3,600          8,344             570,682        1.91                     9,500,000     7/2/2006        52.6%
  137                1,884         15,171             426,853        1.22                     6,000,000     10/1/2006       80.0%
  138                5,843         26,579             415,599        1.20                     6,400,000     7/20/2006       74.6%
  139                1,811         18,796             416,836        1.25                     5,675,000     8/30/2005       80.0%
  140                1,456          2,700             392,223        1.17                     6,000,000     8/1/2006        75.0%
----------------------------------------------------------------------------------------------------------------------------------
  141               56,321              0             470,149        1.27                     6,000,000     4/27/2006       74.8%
  142                3,840         12,800             399,889        1.20                     6,030,000     3/10/2006       73.0%
  143                6,779         34,836             439,641        1.32                     6,500,000     5/11/2006       67.6%
  144                1,301              0             373,308        1.15                     5,575,000     6/5/2006        78.7%
  145               14,682         47,058             381,629        1.23                     6,190,000     8/1/2006        68.7%
----------------------------------------------------------------------------------------------------------------------------------
  146                5,022         31,221             343,629        1.17                     5,700,000     8/28/2006       71.4%
  147                6,000         17,179             441,360        1.41                     5,450,000     8/25/2006       74.2%
  148                7,000         23,328             374,728        1.30                     5,150,000     6/6/2006        76.3%
  149               36,500              0             406,847        1.48                     5,400,000     7/21/2006       72.2%
  150                  924          4,961             306,396        1.12                     5,300,000     6/15/2006       70.2%
----------------------------------------------------------------------------------------------------------------------------------
  151                1,972         11,981             313,600        1.18                     4,630,000     7/5/2006        79.9%
  152               13,857         49,851             447,141        1.94                     7,090,000     8/1/2006        45.1%
  153                1,992          9,433             229,618        1.23                     3,400,000     6/6/2006        74.9%
  154                3,307         24,171             235,803        1.30                     3,700,000     7/6/2006        68.2%
  155               10,922              0             316,714        1.25                     4,000,000     5/5/2006        61.0%
----------------------------------------------------------------------------------------------------------------------------------
  156                2,649         17,661             393,270        1.56                     4,000,000     7/13/1999       60.0%
  157               11,197         13,776             229,279        1.36                     3,100,000     6/9/2006        74.1%
  158                1,034         11,449             183,140        1.19                     2,700,000     6/16/2006       77.8%
  159               33,000              0             207,744        1.48                     3,625,000     10/1/2006       55.2%
  160                  770          9,223             158,236        1.27                     2,300,000     8/14/2006       72.7%
----------------------------------------------------------------------------------------------------------------------------------
  161                2,867          6,745             138,966        2.19                     2,980,000     6/20/2006       33.6%

CONTROL     BALLOON                                                                                LARGEST TENANT    LARGEST TENANT
NUMBER      LTV (%)   OCCUPANCY (%)   OCCUPANCY DATE                  LARGEST TENANT                  SQ FT         LEASE EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

   1         48.4%        91.4%          6/1/2006      OneBeacon Insurance                                161,349     12/31/2008
   2         68.5%        83.5%         10/1/2006      Fifth Third Bank                                   147,045      12/8/2016
   3         72.9%        80.8%         8/31/2006      NAP                                                      0
   4         74.7%        99.8%         10/1/2006      Liz Claiborne Inc                                  293,560      12/1/2012
   5         48.8%        94.2%         6/16/2006      Bayview Financial Trading Group                     81,750     12/31/2012
------------------------------------------------------------------------------------------------------------------------------------
   6         78.1%        100.0%        10/1/2006      CA (f/k/a/ Computer Associates)                    778,370      8/31/2021
   7         67.4%        90.1%          7/1/2006      Los Angeles County                                 197,904      7/1/2015
   8         74.9%        95.9%         10/1/2006      Golden Touch Imports, Inc.                          26,488      9/30/2008
   9         73.2%        98.9%         10/1/2006      Halliburton                                        387,147     12/31/2014
  10         68.6%        99.3%          7/1/2006      Nortel Government Solutions                        302,795     12/31/2018
------------------------------------------------------------------------------------------------------------------------------------
  11         71.8%        100.0%
 11.01                    100.0%        10/1/2006      AMC Theaters                                        80,000      5/31/2021
 11.02                    100.0%        10/1/2006      AMC Entertainment, Inc.                             88,000     12/31/2017
 11.03                    100.0%        10/1/2006      Regal Cinemas, Inc.                                 81,836      9/30/2019
 11.04                    100.0%        10/1/2006      Regal Cinemas, Inc.                                 88,660     11/30/2019
 11.05                    100.0%        10/1/2006      Consolidated Theaters Holdings, G.P.                51,222      6/3/2020
 11.06                    100.0%        10/1/2006      Regal Cinemas, Inc.                                 75,149      1/31/2015
 11.07                    100.0%        10/1/2006      Regal Cinemas, Inc.                                 60,000     11/30/2018
 11.08                    100.0%        10/1/2006      Regal Cinemas, Inc.                                 76,315      3/31/2022
 11.09                    100.0%        10/1/2006      Cinemark USA, Inc.                                  60,732     12/31/2018
  12         79.7%        93.2%
 12.01                    95.0%         6/21/2006      Vanport Warehousing, Inc.                          170,261      1/31/2009
 12.02                    91.2%         6/21/2006      Thompson Metal Fabricators, Inc.                   199,471      3/31/2011
  13         66.0%        81.8%
 13.01                    98.2%         7/25/2006      Nike                                                12,992      8/31/2008
 13.02                    89.0%         7/25/2006      Stadium 9 Cinemas                                   24,338      7/31/2017
 13.03                    87.5%         7/25/2006      Old Navy                                            12,100      9/30/2009
 13.04                    88.4%         7/25/2006      Liz Claiborne 1                                     12,000      9/30/2008
 13.05                    57.0%          7/1/2006      Liz Claiborne Outlet                                13,670      7/31/2011
 13.06                    73.8%         7/25/2006      GKC Horizon Cinemas                                 26,000      5/31/2016
  14         80.0%        80.5%         7/18/2006      Department of Labor                                138,976      3/16/2010
  15         65.6%        95.0%         9/30/2006      Belk                                                65,927      2/1/2027
------------------------------------------------------------------------------------------------------------------------------------
  16         75.2%        100.0%         6/1/2006      Warner Bros. Entertainment                         230,000     12/31/2021
  17         74.6%        90.6%         12/1/2006      AMC                                                 49,423      9/30/2009
  18         70.0%        100.0%        6/30/2006      RealNetworks, Inc.                                 263,781      9/30/2014
  19         72.7%        89.3%          7/6/2006      PREL                                                29,663     12/31/2007
  20         65.7%        97.4%          3/1/2006      Husch & Eppenberger                                148,505      3/31/2012
------------------------------------------------------------------------------------------------------------------------------------
  21         68.3%        88.1%
 21.01                    84.8%         5/22/2006      Dillard's Inc                                       72,612      1/27/2011
 21.02                    91.7%         5/22/2006      G.R.Herberger's, Inc                                79,646      1/31/2016
 21.03                    88.1%         5/22/2006      K-Mart Corporation                                  91,266     11/30/2018
 21.04                    90.6%         5/22/2006      K-mart Corporation                                  90,990      1/31/2012
  22         75.0%        100.0%        7/31/2006      Tivo, Inc.                                         127,124      1/31/2010
  23         76.5%        83.3%          8/1/2006      ONTARGET (U.S.), INC.                               42,650      7/31/2009
  24         63.6%        86.0%         6/30/2006      Sam's Wholesale Club                               135,787     10/31/2012
  25         58.6%        100.0%        7/27/2006      Yahoo! Inc.                                        164,658      4/30/2016
------------------------------------------------------------------------------------------------------------------------------------
  26         48.2%        97.2%         7/27/2006      Best Buy                                            45,712      2/1/2017
  27         73.7%        100.0%        6/30/2006      Children's Memorial                                 41,622      5/31/2014
  28         79.7%        100.0%        12/1/2006      National Wholesale Liquidators                      50,000      1/31/2013
  29         60.5%        86.4%         5/18/2006      Hitachi America, Ltd.                               67,464      9/8/2009
  30         80.0%        91.3%          5/9/2006      NAP                                                      0
------------------------------------------------------------------------------------------------------------------------------------
  31         76.7%        88.2%         3/21/2006      GSA                                                 37,601      7/31/2010
  32         61.3%        95.7%         8/21/2006      IADT                                                49,902      5/1/2016
  33         80.1%        100.0%         5/1/2006      Kohl's Department Stores, Inc                       88,408      1/31/2024
  34         75.3%        92.1%         3/21/2006      Maximus                                             35,996      6/30/2009
  35         79.4%        97.7%         5/22/2006      NAP                                                      0
------------------------------------------------------------------------------------------------------------------------------------
  36         72.2%        96.3%         8/31/2006      NAP                                                      0
  37         71.3%        100.0%        8/31/2006      NAP                                                      0
  38         54.5%        99.6%         7/12/2006      Kohl's                                              88,414      1/1/2026
  39         68.7%        89.9%         7/18/2006      CVS (ground lease)                                  13,013      1/31/2027
  40         56.9%        100.0%        7/31/2006      Corporate Express Office Products, Inc.            338,661     12/31/2016
------------------------------------------------------------------------------------------------------------------------------------
  41         70.9%        88.4%         8/31/2006      Regal Cinemas                                       55,000      5/31/2025
  42         68.8%        99.2%         6/16/2006      NAP                                                      0
  43         76.5%        74.9%         6/30/2006      NAP                                                      0
  44         79.8%        99.9%          5/1/2006      Gordmans, Inc.                                      60,040     10/31/2015
  45         71.4%        88.6%          7/1/2006      Ashley Furniture                                    60,691      8/1/2016
------------------------------------------------------------------------------------------------------------------------------------
  46         79.8%        100.0%        8/15/2006      Stanley Works                                      130,000      9/21/2021
  47         63.7%        96.9%         8/31/2006      Office Depot                                        16,010      1/1/2021
  48         79.2%        96.7%         7/31/2006      Shop N Save                                         69,000      9/30/2024
  49         64.2%        95.8%         10/2/2006      HEB Grocery Store                                   78,464      6/30/2015
  50         63.5%        95.1%         7/31/2006      Amstar Cinemas                                      53,047      4/1/2026
------------------------------------------------------------------------------------------------------------------------------------
  51         70.9%        76.4%          7/1/2006      The Home Depot Supply, Inc.                         30,500      9/30/2007
  52         77.7%        100.0%        7/31/2006      Freedom House                                        7,750     10/31/2015
  53         75.0%        73.9%         4/26/2006      Pennsylvania Culinary                              101,492     11/30/2011
  54         79.5%        100.0%        7/14/2007      Lowe's Home Centers, Inc.                          144,533      4/7/2024
  55         74.1%        96.7%         6/27/2006      Hobby Lobby                                         55,000      1/1/2023
------------------------------------------------------------------------------------------------------------------------------------
  56         70.3%        93.9%         7/31/2006      Best Buy                                            44,838      1/31/2017
  57         72.8%        84.6%          5/1/2006      Navigant International/South Central, LP            44,855      4/30/2011
  58         64.2%        95.3%          5/1/2006      Wells Fargo Bank                                    60,833      9/1/2011
  59         57.5%        73.8%          5/1/2006      Harrah's Reno                                       45,000      6/14/2009
  60         64.8%        100.0%        7/12/2006      Royal Appliance                                    458,000      7/31/2015
------------------------------------------------------------------------------------------------------------------------------------
  61         70.2%        82.4%          6/2/2006      Amadeus North America                              152,701      9/30/2016
  62         63.4%        89.2%          5/2/2006      Carolina First Bank                                 60,958     12/14/2019
  63         32.6%        100.0%         5/2/2006      Pickford Realty                                     20,500      9/30/2011
  64         74.7%        84.5%          5/1/2006      (2650) Market Street Mortgage                       45,826      4/30/2009
  65         53.0%        98.0%         3/31/2006      Ceridian Corp/Arbitron                              52,446     12/31/2009
------------------------------------------------------------------------------------------------------------------------------------
  66         80.3%        98.7%          5/1/2006      HOB-LOB, Limited Partnership                        55,000      1/31/2014
  67         64.8%        100.0%         8/1/2006      Creative Touch Inc.                                 32,576      4/15/2013
  68         74.6%        96.0%          7/1/2006      NAP                                                      0
  69         72.9%        97.7%         5/31/2006      Ryan International Airlines Inc.                    36,820      6/30/2016
  70         70.8%        86.6%         7/17/2006      Harris Teeter, Inc.                                 48,756      8/31/2026
------------------------------------------------------------------------------------------------------------------------------------
  71         46.8%        82.3%         9/15/2006      Total Training                                      17,232      2/1/2016
  72         69.8%        100.0%        8/31/2006      LA Fitness                                          44,268      4/30/2021
  73         66.4%        91.9%          8/1/2006      Raley's                                             80,000      7/10/2008
  74         71.5%        76.6%         4/30/2006      NAP                                                      0
  75         70.2%        91.6%         6/27/2006      Titan Indemnity Company                             51,818      4/30/2009
------------------------------------------------------------------------------------------------------------------------------------
  76         70.0%        98.6%         6/30/2006      24 Hour Fitness                                     42,010      10/1/2013
  77         74.2%        100.0%         8/8/2006      Trane                                               18,750      7/31/2010
  78         65.7%        100.0%        8/31/2006      Marshalls                                           36,000      9/1/2016
  79         56.1%        96.5%          6/1/2006      Basha's - AJ Fine Foods                             30,376      12/1/2013
  80         72.2%        78.1%          7/1/2006      Shaw's                                              57,315      2/28/2027
------------------------------------------------------------------------------------------------------------------------------------
  81         70.0%        96.3%          9/8/2006      NAP                                                      0
  82         60.1%        100.0%        7/31/2006      USA Department of Energy- Western Area             115,560      11/1/2014
  83         64.2%        89.4%         6/12/2006      NAP                                                      0
  84         79.5%        100.0%         6/1/2006      Commerce Bank, N.A.                                  4,581     12/15/2020
  85         63.6%        100.0%        7/31/2006      G-III Leather Fashions, Inc.                       202,148      2/1/2011
------------------------------------------------------------------------------------------------------------------------------------
  86         64.3%        95.4%          7/1/2006      Unified Western Grocers, Inc.                       27,549      8/31/2010
 87-a        59.5%        100.0%         1/1/2006      Arris International, Inc.                          143,333      6/14/2009
 87-b        59.5%        100.0%                                                                                       6/14/2009
  88         72.1%        100.0%        7/31/2006      The Smithsonian Institution                         50,800     12/31/2008
  89         54.2%        100.0%         8/1/2006      Southern Theater                                    61,579      3/31/2024
  90         68.5%        94.1%         8/31/2006      NAP                                                      0
------------------------------------------------------------------------------------------------------------------------------------
  91         63.7%        100.0%        7/31/2006      Carolina Wings & Rib House                           6,509      4/1/2016
  92         59.7%        95.9%         7/31/2006      Mission Valley Cinemas                              31,095      11/1/2010
  93         71.0%        100.0%        7/31/2006      Jacobs Engineering Corporation                      60,016      12/1/2015
  94         64.7%        70.9%         5/31/2006      NAP                                                      0
  95         72.9%        100.0%         6/2/2006      Moss Gallery                                         2,983      9/30/2019
------------------------------------------------------------------------------------------------------------------------------------
  96         67.5%        97.5%         6/21/2006      Dr. Diugi                                            6,200      6/1/2010
  97         64.6%        100.0%        8/31/2006      HEB Grocery                                         53,626      5/1/2022
  98         75.6%        88.1%         5/31/2006      NAP                                                      0
  99         67.1%        100.0%        6/30/2006      Alliance Title                                       9,516     12/31/2008
  100        56.8%        89.8%
100.01                    90.7%         9/18/2006      McKee Group                                         15,320      7/1/2016
100.02                    87.9%         9/18/2006      Square D                                             6,803     12/31/2006
------------------------------------------------------------------------------------------------------------------------------------
  101        73.6%        100.0%        7/31/2006      Realtime Utility Engineers                          25,581     12/31/2011
  102        74.8%        88.2%          7/1/2006      Centex Homes                                        15,249      3/31/2009
  103        60.4%        100.0%        6/30/2006      Plaza Surf & Sport                                  14,141     11/30/2007
  104        71.4%        100.0%         7/1/2006      Nextel South Corp.                                  43,200      4/30/2015
  105        69.9%        96.3%         6/15/2006      Festival Foods                                      47,152      3/30/2021
------------------------------------------------------------------------------------------------------------------------------------
  106        67.8%        91.2%         6/14/2006      NAP                                                      0
  107        49.8%        94.7%          8/1/2006      Central Jersey Trucking                             80,000      6/30/2008
  108        53.3%        100.0%        2/22/2002      Maurice Villency Furniture                         175,200      11/1/2014
  109        66.9%        92.5%         8/19/2006      NAP                                                      0
  110        38.3%        88.4%         5/16/2006      NAP                                                      0
------------------------------------------------------------------------------------------------------------------------------------
  111        61.2%        100.0%        7/31/2006      Sun Health Corp                                     21,250      6/30/2010
  112        70.6%        97.6%         5/31/2006      Food Lion                                           38,274      5/10/2026
  113        58.4%        82.5%         8/31/2006      NAP                                                      0
  114        55.6%        84.9%          9/1/2006      Windsor Imaging                                     14,324     12/31/2014
  115        71.9%        96.6%          6/8/2006      AG Edwards                                          10,183      9/30/2011
------------------------------------------------------------------------------------------------------------------------------------
  116        52.6%        100.0%         8/1/2006      AmStar Theater                                      66,400      1/31/2020
  117        69.7%        93.1%          9/1/2006      Washington Mutual                                    3,376      8/31/2013
  118        49.7%        95.2%         6/30/2006      Dollar Tree                                          4,007      5/31/2009
  119        70.8%        100.0%         4/1/2006      Ford Leasing Development Company                    12,000      6/30/2044
  120        30.5%        40.0%         8/15/2006      NAP                                                      0
------------------------------------------------------------------------------------------------------------------------------------
  121        47.8%        92.2%         8/23/2006      Buffalo Wild Wings                                   6,500     12/31/2025
  122        78.9%        93.9%         6/12/2006      McMillian & Shureen, LLP                             7,153      2/28/2010
  123        70.4%        83.4%         8/25/2006      Giant Eagle                                         64,000      1/1/2012
  124        73.9%        99.7%         8/31/2006      Washington Mutual                                    3,790      11/3/2007
  125        54.2%        97.6%          5/1/2006      Alvarez, Sambol, Winthrop                           30,937     11/29/2013
------------------------------------------------------------------------------------------------------------------------------------
  126        75.3%        92.2%         4/23/2006      NAP                                                      0
  127        63.6%        94.3%         6/27/2006      US TaeKwonDo                                         2,880      4/30/2013
  128        61.2%        100.0%         7/1/2006      Quail Surgical and Pain Mgt. Center                 15,316     11/30/2008
  129        67.5%        100.0%        8/21/2006      Device VM, Inc                                       6,088      7/31/2007
  130        67.4%        95.2%         6/27/2006      The Egg and I                                        5,100      3/31/2015
------------------------------------------------------------------------------------------------------------------------------------
  131        71.6%        95.0%          6/7/2006      NAP                                                      0
  132        65.6%        100.0%        8/31/2006      GSA - Navy Exchange                                 25,909      9/27/2007
  133        71.8%        100.0%        7/31/2006      Food Lion                                           33,000      12/1/2020
  134        53.9%        100.0%         8/1/2006      Regal Theater                                       34,500      6/30/2020
  135        44.8%        100.0%         6/1/2006      NAP                                                      0
------------------------------------------------------------------------------------------------------------------------------------
  136        52.6%        100.0%        7/31/2006      CVS Pharmacy, Inc                                   15,600      3/1/2026
  137        72.4%        99.6%          7/1/2006      Buy Backs                                            3,040     12/31/2010
  138        66.3%        100.0%        7/18/2006      Dr. Mesirow                                          5,022     10/31/2011
  139        69.8%        100.0%        7/31/2006      Hanover NJ Endoscopy                                 6,525      2/28/2015
  140        71.5%        100.0%        12/1/2005      Philobat Capital Management LLC                      4,448      1/31/2013
------------------------------------------------------------------------------------------------------------------------------------
  141        59.3%        60.0%         5/30/2006      NAP                                                      0
  142        65.4%        96.5%          4/1/2006      Leslie's Poolmart, Inc.                              4,000     12/31/2007
  143        58.2%        92.9%         6/14/2006      Kaiser Foundation Health Plan                        8,379     12/31/2011
  144        73.9%        100.0%        7/31/2006      CVS Pharmacy                                        13,013      1/31/2027
  145        62.2%        92.3%         6/20/2006      University of Wisconsin                             23,131      12/1/2009
------------------------------------------------------------------------------------------------------------------------------------
  146        65.7%        100.0%        8/31/2006      Madison Pharmacy                                    17,112      8/1/2011
  147        57.5%        100.0%        7/31/2006      American Sale                                       40,000      8/31/2021
  148        69.2%        93.6%         7/31/2006      Fashion Bug                                          9,600      1/31/2009
  149        65.0%        93.8%         7/31/2006      NAP                                                      0
  150        65.9%        100.0%         6/1/2006      Edwin Watts Golf                                     6,720      6/3/2016
------------------------------------------------------------------------------------------------------------------------------------
  151        74.7%        100.0%        7/31/2006      Fitness 19                                           7,000      3/6/2016
  152        38.3%        96.9%         6/20/2006      Clifton Gunderson                                    9,719      6/1/2008
  153        66.6%        100.0%        6/30/2006      Boiling Pot                                          3,456      10/1/2010
  154        63.8%        92.7%         7/17/2006      Simonson Technology Service Inc.                     3,840     12/31/2007
  155        27.7%        95.8%         5/15/2006      NAP                                                      0
------------------------------------------------------------------------------------------------------------------------------------
  156        54.8%        100.0%         6/1/2006      Maurice Villency Furniture                          17,661     12/31/2014
  157        63.3%        100.0%        7/31/2006      Shoreline Carpet Supplies                           13,527      4/30/2009
  158        70.5%        100.0%        6/30/2006      Caribou Coffe                                        1,600     12/31/2015
  159        49.7%        81.1%         7/31/2006      NAP                                                      0
  160        62.3%        100.0%        8/31/2006      Golden Treasures                                     2,200      8/1/2011
------------------------------------------------------------------------------------------------------------------------------------
  161        33.6%        100.0%         6/1/2006      Appliance Installations                             19,110      7/31/2009

                                                         SECOND             SECOND
CONTROL                     SECOND                   LARGEST TENANT     LARGEST TENANT                       THIRD
NUMBER                  LARGEST TENANT                   SQ FT         LEASE EXPIRATION                 LARGEST TENANT
------------------------------------------------------------------------------------------------------------------------------------

   1       MassHousing Finance Authority                     121,438       3/31/2015      JPMorgan Chase & Co.
   2       Trading Technologies                              121,041       1/31/2013      Deutsche Investment Management
   3       NAP                                                     0                      NAP
   4       Jones Apparel Inc.                                 43,038       5/31/2017      Office Depot Inc
   5       Equinox Fitness Club                               29,500       8/31/2026      Borders
------------------------------------------------------------------------------------------------------------------------------------
   6       NAP                                                     0                      NAP
   7       USC                                                96,643       9/1/2011       Tenet California
   8       AKNY Inc                                           13,244       4/30/2008      Double Z Manufacturing
   9       BMC Software                                      350,560       6/14/2021      NAP
  10       SRA International                                 281,944      12/31/2015      GDAIS, Inc. Techmatics
------------------------------------------------------------------------------------------------------------------------------------
  11
 11.01     NAP                                                     0                      NAP
 11.02     NAP                                                     0                      NAP
 11.03     NAP                                                     0                      NAP
 11.04     NAP                                                     0                      NAP
 11.05     NAP                                                     0                      NAP
 11.06     NAP                                                     0                      NAP
 11.07     NAP                                                     0                      NAP
 11.08     NAP                                                     0                      NAP
 11.09     NAP                                                     0                      NAP
  12
 12.01     West Linn Paper Company                           168,449       6/30/2010      Associated Hygienic Products
 12.02     Universal Structural, Inc.                        188,605       3/31/2011      Oregon Iron Works, Inc.
  13
 13.01     Liz Claiborne                                      10,168       5/31/2014      Gap Outlet
 13.02     Burke's Outlet                                     15,679       4/30/2010      Family Dollar
 13.03     Nike 1                                             10,000       5/31/2007      Liz Claiborne
 13.04     Leftovers                                          10,670       2/29/2008      Nike
 13.05     Burke's Outlet                                     11,844       7/31/2007      Tommy Hilfiger Company
 13.06     Old Navy                                           12,000       1/31/2010      Bass Co. Store
  14       Margolis, Edelstein                                65,357       6/30/2018      Federal Court Division
  15       Bass Pro                                           53,000       2/1/2027       Wedding Italiano (Tony & Tina's)
------------------------------------------------------------------------------------------------------------------------------------
  16       NAP                                                     0                      NAP
  17       Gap (Florida), LLC                                 22,943       4/30/2012      Vision and Apple Martini
  18       Art Institute of Seattle                           71,368       9/30/2013      NAP
  19       The Plaza Club                                     18,864      12/31/2012      Cox Radio, Inc.
  20       Ernst and Young U.S. LLP                           94,767      12/31/2011      Met Life
------------------------------------------------------------------------------------------------------------------------------------
  21
 21.01     Sears Roebuck and Company                          71,964      10/15/2009      J C Penney Co Inc
 21.02     J.C. Penney                                        33,796       8/31/2010      Midco 9 Theatres
 21.03     G.R. Herberger's, Inc                              52,950       1/31/2007      Sunmart
 21.04     G.R. Herberger's, Inc                              66,582       1/31/2010      Dunham's Sporting Goods
  22       Foundry Networks, Inc.                             96,845       5/31/2008      Genesis Microchip Corporation
  23       Wachovia Insurance Services                        35,270       2/28/2009      CB Richard Ellis Real Estate Services
  24       Kohl's Department Stores, Inc.                     92,898       1/31/2017      Big Sur Waterbeds, Inc.
  25       Commissary Space                                   11,141      12/31/2104      NAP
------------------------------------------------------------------------------------------------------------------------------------
  26       HomeGoods, Inc                                     25,000       10/1/2015      PETCO Animal Supplies
  27       Crate & Barrel                                     12,640       1/31/2015      Trader Joes
  28       Save-A-Lot                                         16,748       9/30/2008      Citi Trends
  29       Cotherix, Inc.                                     28,479       8/31/2011      Tercica, Inc.
  30       NAP                                                     0                      NAP
------------------------------------------------------------------------------------------------------------------------------------
  31       Guaranty Fund Management                           19,313      11/30/2010      Mass. General Physicians Org.
  32       Silver State Mortgage                              28,876       3/1/2010       Aegis Lending Corp
  33       Homegoods, Inc                                     25,396      10/31/2013      Michaels Stores, Inc
  34       Yahoo!                                             25,766       6/30/2008      CVS
  35       NAP                                                     0                      NAP
------------------------------------------------------------------------------------------------------------------------------------
  36       NAP                                                     0                      NAP
  37       NAP                                                     0                      NAP
  38       Marshall's                                         33,000       4/1/2016       Babies R Us
  39       Leonard's Wide Shoes                                8,000       1/31/2015      Rainbow Bar & Grill
  40       NAP                                                     0                      NAP
------------------------------------------------------------------------------------------------------------------------------------
  41       Chilis                                              6,801       7/1/2016       Sizzling Fresh
  42       NAP                                                     0                      NAP
  43       NAP                                                     0                      NAP
  44       Office Depot Inc                                   19,720       6/30/2020      PETsMART, Inc.
  45       Price Rite                                         32,000       8/1/2016       Big Lots
------------------------------------------------------------------------------------------------------------------------------------
  46       NAP                                                     0                      NAP
  47       Washington Mutual                                   4,870       2/1/2016       Wendy's (ground lease)
  48       Goodwill                                           11,800       4/30/2013      Hollywood Video
  49       Blockbuster Video                                   3,500       8/31/2008      Twin Liquors
  50       Goody's                                            27,531       4/1/2016       Market Place/Providence Church
------------------------------------------------------------------------------------------------------------------------------------
  51       Logical Choice Technologies, Inc.                  23,678       1/31/2008      Ames Taping Tool Systems Company
  52       National Congress of American Indians               7,750       4/30/2008      Citizens Against Government Waste
  53       EDSYS-Charter High School                          60,563       8/31/2012      NAP
  54       NAP                                                     0                      NAP
  55       Ross Dress for Less                                30,069       1/1/2014       Bealls
------------------------------------------------------------------------------------------------------------------------------------
  56       Guitar Center                                      14,999       8/31/2016      Sleep Experts
  57       HQ Global Workplaces, Inc                          24,194       6/30/2009      Merrick Systems, Inc.
  58       Caremark PCS Health Systems                        26,344       3/21/2008      Messner / REMAX
  59       The Call Center, LLC                               15,000       1/31/2008      Americom, Inc.
  60       NAP                                                     0                      NAP
------------------------------------------------------------------------------------------------------------------------------------
  61       NAP                                                     0                      NAP
  62       Ellis, Lawhorne & Sims, P.A.                       27,726       9/30/2012      Stevens & Wilkinson of S.C., Inc.
  63       Nordstrom, Inc                                     14,761       9/30/2017      Beren Shoes, Inc.
  64       (2600) Arthur J. Gallagher & Co.                   19,728       6/30/2009      NAP
  65       Columbia Medcom Group, Inc.                        28,985      12/31/2010      Keane Federal Systems, inc.
------------------------------------------------------------------------------------------------------------------------------------
  66       Old Navy                                           30,000       2/28/2011      Cost Plus, Inc
  67       Amarr                                              20,032       9/4/2011       Direct Buy
  68       NAP                                                     0                      NAP
  69       Lindgren, Callihan, Van Osdol & Co. Ltd            25,389       8/31/2015      Rubloff Development Group
  70       Eckerd Corporation                                 13,813       3/31/2026      Elizabeth Esteves, Carlos Esteves,
------------------------------------------------------------------------------------------------------------------------------------
  71       3E Company                                         16,693       5/1/2011       Neuro Science
  72       Outback Steakhouse                                  5,090       8/31/2016      Broadstreet Partners
  73       Central State Credit Union                          3,132       5/1/2016       Citifinancial
  74       NAP                                                     0                      NAP
  75       St. Paul Fire & Marine Insurance Co.               35,010       4/30/2011      Verizon Directories Sales- West Inc.
------------------------------------------------------------------------------------------------------------------------------------
  76       Blockbuster                                         6,000       12/1/2006      G&M Medical
  77       Action Bolt & Tool                                 18,750       5/31/2011      Wholesale Pictures & Mirrors
  78       Ross Stores, Inc.                                  30,187       8/1/2016       Applebee's (ground lease)
  79       Walgreen's                                         13,000       11/1/2027      Fitness Experience
  80       Big Lots                                           25,000       1/31/2008      Family Dollar
------------------------------------------------------------------------------------------------------------------------------------
  81       NAP                                                     0                      NAP
  82       NAP                                                     0                      NAP
  83       NAP                                                     0                      NAP
  84       NAP                                                     0                      NAP
  85       NAP                                                     0                      NAP
------------------------------------------------------------------------------------------------------------------------------------
  86       Tuesday Morning, Inc.                               7,525       7/15/2013      Mary's Pizza Shack
 87-a      NAP                                                     0                      NAP
 87-b
  88       ManTech Security Technologies Corp.                50,800      10/31/2014      NAP
  89       NAP                                                     0                      NAP
  90       NAP                                                     0                      NAP
------------------------------------------------------------------------------------------------------------------------------------
  91       Sun Source                                          3,666       1/31/2016      Tony's Pizza
  92       Addams Bookstore                                    9,720      11/30/2009      Kerr Drug
  93       NAP                                                     0                      NAP
  94       NAP                                                     0                      NAP
  95       Jamba Juice                                         2,633       2/28/2015      Centovini (Jukam)
------------------------------------------------------------------------------------------------------------------------------------
  96       St. Barnabas Health Care                            5,883       6/1/2011       Kessler/Bedminster
  97       Auto Zone                                          11,330       7/1/2011       Austin Emergency Services
  98       NAP                                                     0                      NAP
  99       Delta Pathology                                     8,095       6/30/2010      Families First
  100
100.01     Target                                             11,882       7/31/2007      Brinker Simpson & Co.
100.02     GSA                                                 5,439       7/15/2010      Scientific Software
------------------------------------------------------------------------------------------------------------------------------------
  101      Charter Communications                             13,903       2/28/2011      ZMD America
  102      Camp, Dresser & McKee                              14,388       5/31/2009      McAngus, Goudelock
  103      Dollar Tree                                        13,470       6/30/2016      Sleepy's
  104      Goulds Pumps, Inc.                                 32,358       3/31/2008      Anthony & Sylvan Pools Corporation
  105      Rivers Run Wild Art                                 2,850       5/31/2011      Quiznos
------------------------------------------------------------------------------------------------------------------------------------
  106      NAP                                                     0                      NAP
  107      Amalext Hooper Street                              34,500       9/30/2010      Auscor
  108      NAP                                                     0                      NAP
  109      NAP                                                     0                      NAP
  110      NAP                                                     0                      NAP
------------------------------------------------------------------------------------------------------------------------------------
  111      Trader Joes                                         8,000       6/1/2008       Colby Mgmt. Inc.
  112      Movie Gallery US, Inc.                              3,750       5/1/2011       Brits, Inc. dba Jackson Hewitt Tax Service
  113      NAP                                                     0                      NAP
  114      Wallop, Inc                                         7,123       3/31/2010      Centrastate Healthcare Services
  115      Colliers Pinkard                                    9,317      12/31/2009      Underwood and Roberts
------------------------------------------------------------------------------------------------------------------------------------
  116      NAP                                                     0                      NAP
  117      Uptown Cycles                                       2,578       8/31/2011      Lucy Activewear
  118      Payless Shoesource                                  3,593       1/31/2008      Dot's
  119      NAP                                                     0                      NAP
  120      NAP                                                     0                      NAP
------------------------------------------------------------------------------------------------------------------------------------
  121      Chinese Restaurant                                  2,640       10/1/2011      The Cracked Book
  122      North Coast Bank                                    7,072       1/31/2009      Santa Rosa Symphony
  123      Family Dollar                                       8,380      12/31/2011      Rent-A-Center
  124      Wok on Fire                                         3,000      11/30/2007      Twin Liquors
  125      Mercantile Bank                                     2,937      12/31/2006      Tanqueray's
------------------------------------------------------------------------------------------------------------------------------------
  126      NAP                                                     0                      NAP
  127      Mandarin House                                      2,730       8/31/2016      Rotelli Pizza and Pasta
  128      Washoe Imaging                                     12,605      11/30/2012      Greater Nevada Woman's Group
  129      All Luck Enterprise                                 6,070       5/31/2008      Calista Technology
  130      Mikey's Italian                                     3,650      10/31/2011      Curves for Women
------------------------------------------------------------------------------------------------------------------------------------
  131      NAP                                                     0                      NAP
  132      SRA International                                  15,345       2/29/2012      Patterson Dental Supply
  133      Creighton Manor                                     3,700       1/31/2009      Remax
  134      NAP                                                     0                      NAP
  135      NAP                                                     0                      NAP
------------------------------------------------------------------------------------------------------------------------------------
  136      HSBC Bank USA                                       8,400       3/1/2009       NAP
  137      Pearle Vision                                       2,800       9/30/2016      Allcare
  138      Dr. Nathanial Halloway                              4,885       8/31/2008      Women's Health Rehabilitation Center
  139      Franklin Pediatrics, P.A.                           5,597       8/31/2015      Richard Schenk, M.D.
  140      Prologue Capital, L.P.                              2,224       1/1/2011       NAP
------------------------------------------------------------------------------------------------------------------------------------
  141      NAP                                                     0                      NAP
  142      Banquet                                             3,200       7/1/2009       United Coin Machine Co. -Village Pub San
  143      Riibner & Associates, CHTD.                         4,600      10/31/2013      Designtech, Inc.
  144      NAP                                                     0                      NAP
  145      Meicher CPA                                         8,925       10/1/2007      Lincoln Financial Group
------------------------------------------------------------------------------------------------------------------------------------
  146      First Wisconsin Mortgage                           12,770       4/1/2014       Universal Home Protection
  147      NAP                                                     0                      NAP
  148      Hibbet Sports                                       7,200       9/30/2007      Sam Goody's
  149      NAP                                                     0                      NAP
  150      Hemisphere Bank                                     2,520      12/31/2015      NAP
------------------------------------------------------------------------------------------------------------------------------------
  151      Echelon Spokes & Slopes, Ltd.                       3,000       6/30/2010      Highlands Dental
  152      Neider & Boucher, SC                                7,661       10/1/2010      Medlen & Carroll LLP
  153      Payless                                             2,820       3/1/2010       Firehouse Subs
  154      Nevada Disability Advocacy & Law Ctr.               3,018       9/30/2011      Nevada Cancer Institute
  155      NAP                                                     0                      NAP
------------------------------------------------------------------------------------------------------------------------------------
  156      NAP                                                     0                      NAP
  157      Allstate Food Marketing                            13,133       7/31/2009      NAP
  158      US Cellular                                         1,497      12/31/2011      Dinners by Design
  159      NAP                                                     0                      NAP
  160      Wachovia                                            2,200       8/1/2009       American Deli
------------------------------------------------------------------------------------------------------------------------------------
  161      NAP                                                     0                      NAP

              THIRD            THIRD         ENVIRONMENTAL                     ENVIRONMENTAL
CONTROL  LARGEST TENANT    LARGEST TENANT       PHASE I       ENVIRONMENTAL       PHASE II      ENGINEERING      SEISMIC
NUMBER        SQ FT       LEASE EXPIRATION    REPORT DATE        PHASE II       REPORT DATE     REPORT DATE    REPORT DATE   PML (%)
------------------------------------------------------------------------------------------------------------------------------------

   1             73,462      9/15/2009         8/17/2006            No                            9/5/2006
   2            105,215      12/31/2016        5/26/2006            No                            5/9/2006
   3                  0                        3/21/2006           Yes           6/26/2006       3/21/2006
   4             19,451      12/1/2014         8/28/2006            No                            8/2/2006
   5             23,793      10/31/2016        7/18/2006            No                           7/18/2006
------------------------------------------------------------------------------------------------------------------------------------
   6                  0                        5/25/2006            No                           5/22/2006
   7             74,741       5/1/2014         6/28/2006            No                           6/26/2006      6/23/2006      10
   8             13,244      1/31/2010         8/28/2006            No                            8/2/2006
   9                  0                         6/8/2006            No                            6/5/2006
  10            200,893      11/30/2012         7/6/2006            No                            7/6/2006
------------------------------------------------------------------------------------------------------------------------------------
  11
 11.01                0                        8/25/2006            No                           8/25/2006      8/25/2006      14
 11.02                0                        8/25/2006            No                           8/25/2006
 11.03                0                        8/25/2006            No                           8/25/2006
 11.04                0                        8/25/2006            No                           8/25/2006
 11.05                0                        8/25/2006            No                           8/25/2006
 11.06                0                        8/25/2006            No                           8/25/2006
 11.07                0                        8/25/2006            No                           8/25/2006      8/25/2006      12
 11.08                0                        8/25/2006            No                           8/25/2006
 11.09                0                        8/25/2006            No                           8/25/2006
  12
 12.01           89,177      9/30/2009         4/18/2006           Yes           6/20/2006       4/13/2006      5/17/2006      17
 12.02           76,413      3/31/2009         4/18/2006           Yes           6/20/2006       4/13/2006      5/17/2006      16
  13
 13.01           10,000      6/30/2007          7/3/2006            No                           6/26/2006      6/25/2006      14
 13.02           11,105      12/31/2009         7/3/2006            No                           6/23/2006
 13.03           10,000      6/30/2011          7/3/2006            No                           6/23/2006
 13.04            9,200      10/31/2008         7/3/2006            No                           6/29/2006
 13.05           10,156      12/31/2006         7/3/2006            No                           6/29/2006
 13.06            8,500      12/31/2008         7/3/2006            No                           6/27/2006
  14             45,568      12/31/2010         8/3/2006            No                            8/3/2006
  15             19,375       2/1/2016          7/7/2006            No                            7/6/2006
------------------------------------------------------------------------------------------------------------------------------------
  16                  0                         1/6/2006            No                           12/21/2005     1/19/2006      15
  17             17,563      6/30/2013         9/13/2006            No                           9/13/2006
  18                  0                        8/31/2006            No                           8/25/2006      8/25/2006      29
  19             16,431      12/31/2008         8/4/2006            No                            8/2/2006
  20             34,434      5/31/2010         5/24/2006            No                            5/8/2006
------------------------------------------------------------------------------------------------------------------------------------
  21
 21.01           49,598      11/1/2009          6/6/2006            No                           6/30/2006
 21.02           23,600      7/31/2010          6/8/2006            No                           6/30/2006
 21.03           30,000       6/9/2008          6/6/2006            No                            6/6/2006
 21.04           23,671      1/31/2010          6/5/2006            No                            6/5/2006
  22             52,165      3/31/2007         8/22/2006            No                           8/14/2006      8/15/2006      18
  23             23,300      4/30/2007          6/9/2006            No                           8/30/2006
  24             56,576      1/31/2008         7/14/2006            No                           8/25/2006
  25                  0                        8/12/2006            No                            7/6/2006      7/14/2006      10
------------------------------------------------------------------------------------------------------------------------------------
  26             24,129       1/1/2016         8/14/2006            No                           7/18/2006      7/18/2006      15
  27             11,915      1/31/2014         7/14/2006            No                           9/25/2006
  28             15,000      9/30/2009         7/21/2006           Yes            6/6/2006        8/8/2006
  29             28,053      9/30/2011         7/11/2006            No                           7/18/2006      7/18/2006      15
  30                  0                        6/16/2006            No                           6/20/2006
------------------------------------------------------------------------------------------------------------------------------------
  31             12,888      6/30/2009         9/12/2006            No                           9/12/2006
  32             12,000       6/1/2010         9/27/2005            No                           9/14/2005
  33             24,565      2/28/2014          6/7/2006            No                            6/7/2006
  34             15,279      1/31/2022         8/29/2006            No                           8/29/2006
  35                  0                        5/26/2006            No                           5/26/2006
------------------------------------------------------------------------------------------------------------------------------------
  36                  0                        7/25/2006            No                           7/25/2006
  37                  0                        7/31/2006            No                           7/31/2006
  38             30,624       1/1/2016         7/12/2006            No                            7/3/2006
  39              7,500      5/31/2025          1/3/2006            No                            1/3/2006
  40                  0                        7/28/2006            No                           7/27/2006
------------------------------------------------------------------------------------------------------------------------------------
  41              3,035       6/1/2011         8/21/2006            No                           8/22/2006      8/22/2006      12
  42                  0                        7/11/2006            No                           6/16/2006
  43                  0                        6/22/2006            No                           7/27/2006
  44             19,000      7/31/2020         6/12/2006            No                            6/7/2006
  45             28,430       8/1/2011         8/17/2006            No                            8/7/2006
------------------------------------------------------------------------------------------------------------------------------------
  46                  0                        8/23/2006            No                           8/23/2006
  47              3,000       1/1/2022         7/14/2006            No                           7/14/2006      7/14/2006      18
  48              6,300      5/10/2015         6/28/2006            No                           6/28/2006
  49              2,500      7/31/2011         9/13/2006            No                           9/18/2006
  50              5,200       7/1/2011         7/24/2006            No                           5/28/2006
------------------------------------------------------------------------------------------------------------------------------------
  51             19,599      5/30/2007         8/21/2006            No                            8/2/2006
  52              6,257      11/30/2010         8/2/2006            No                           7/21/2006
  53                  0                        5/31/2006            No                            5/9/2006
  54                  0                         8/3/2006           Yes           8/22/2006       7/18/2006
  55             30,000       1/1/2019         8/21/2006            No                           8/22/2006
------------------------------------------------------------------------------------------------------------------------------------
  56              6,550      8/31/2010          8/3/2006            No                            8/4/2006
  57             15,242      3/31/2011         6/14/2006            No                            6/9/2006
  58             13,076      6/30/2009          7/5/2006            No                           7/13/2006
  59             12,027      1/31/2007         3/30/2005            No                           6/23/2006      6/23/2006      14
  60                  0                        7/11/2006            No                           7/11/2006
------------------------------------------------------------------------------------------------------------------------------------
  61                  0                        7/10/2006            No                           6/20/2006
  62             17,405      8/31/2009          5/8/2006            No                            5/9/2006
  63              6,854      3/31/2014         5/24/2006            No                           5/23/2006      5/23/2006      16
  64                  0                        6/27/2006            No                           5/22/2006
  65             10,937      12/31/2012        12/10/1992           No                           4/26/2005
------------------------------------------------------------------------------------------------------------------------------------
  66             18,352      1/31/2014         6/12/2006            No                           6/30/2006
  67             14,185       8/9/2013         8/24/2006            No                           8/25/2006
  68                  0                        9/13/2006            No                           9/13/2006
  69             15,570      6/30/2012         6/13/2006            No                           6/30/2006
  70              1,400      8/31/2011          8/4/2006            No                            8/4/2006
------------------------------------------------------------------------------------------------------------------------------------
  71             14,415       7/1/2016         6/29/2006            No                           6/29/2006      6/29/2006      13
  72              2,440      5/31/2009         8/31/2006            No                           8/31/2006
  73              2,220       8/1/2010         7/18/2006            No                           7/18/2006      7/18/2006      15
  74                  0                        6/26/2006            No                           6/26/2006
  75              7,506      6/30/2007          6/8/2006            No                            6/8/2006
------------------------------------------------------------------------------------------------------------------------------------
  76              3,900       1/1/2009         7/25/2006            No                           7/21/2006
  77             10,750      9/30/2009          6/7/2006            No                            6/5/2006
  78              5,490       9/1/2026         9/13/2006            No                           8/29/2006      9/5/2006       13
  79             11,097       8/1/2011          7/5/2006            No                            7/5/2006
  80              8,000      12/31/2011        8/18/2006            No                            8/7/2006
------------------------------------------------------------------------------------------------------------------------------------
  81                  0                        7/31/2006            No                           7/31/2006
  82                  0                        5/10/2006            No                            5/9/2006
  83                  0                         5/8/2006            No                            5/8/2006      5/8/2006       15
  84                  0                        5/26/2006            No                           5/26/2006
  85                  0                        7/28/2006            No                           7/27/2006
------------------------------------------------------------------------------------------------------------------------------------
  86              4,144      4/30/2009          6/5/2006            No                            6/2/2006      6/4/2006       14
 87-a                 0                        11/29/2000           No                           5/28/1999
 87-b                                          11/29/2000           No                           5/28/1999
  88                  0                        7/14/2006            No                            7/6/2006
  89                  0                        8/31/2006            No                           8/17/2006
  90                  0                         9/1/2006            No                            9/1/2006
------------------------------------------------------------------------------------------------------------------------------------
  91              2,767      3/21/2021          2/6/2006            No                           12/30/2005
  92              9,600      9/30/2011         7/11/2006            No                           8/10/2006
  93                  0                        5/11/2006            No                            5/4/2006
  94                  0                        6/26/2006            No                           6/28/2006
  95              2,367      6/30/2020         8/21/2006            No                            6/7/2007
------------------------------------------------------------------------------------------------------------------------------------
  96              3,971       7/1/2009          6/8/2006            No                           5/28/2006
  97              9,065      12/1/2006         9/13/2006            No                           8/18/2006
  98                  0                        8/31/2006            No                           7/12/2006      8/31/2006      18
  99              6,932      7/31/2009          8/3/2006            No                            8/3/2006      8/4/2006       10
  100
100.01            3,975      10/31/2011        8/11/2006           Yes           9/18/2006        7/7/2006
100.02            3,307      2/27/2012         7/26/2006            No                            7/7/2006
------------------------------------------------------------------------------------------------------------------------------------
  101             8,177      11/30/2008         9/6/2006            No                           7/12/2006
  102             9,513      3/31/2009         7/11/2006            No                           6/16/2006
  103             4,900      11/30/2007        7/28/2006            No                           7/28/2006
  104            19,355      11/30/2008        5/30/2006            No                           5/30/2006
  105             2,024      3/31/2011         6/23/2006            No                           5/30/2006
------------------------------------------------------------------------------------------------------------------------------------
  106                 0                         5/8/2006            No                            5/8/2006      5/8/2006       16
  107            31,500      2/28/2007         8/25/2006            No                           8/14/2006
  108                 0                        12/4/1989            No
  109                 0                        8/31/2006            No                           8/21/2006
  110                 0                        5/24/2006            No                           5/24/2006
------------------------------------------------------------------------------------------------------------------------------------
  111             4,124       9/1/2009         8/31/2006            No                           8/16/2006
  112             1,200       6/1/2011         5/22/2006            No                           4/17/2006
  113                 0                        7/26/2006            No                           7/26/2006
  114             3,108      8/31/2009          9/8/2006            No                            8/7/2006
  115             7,554      7/11/2011         4/21/2006            No                           4/20/2006
------------------------------------------------------------------------------------------------------------------------------------
  116                 0                         9/7/2006            No                           8/18/2006
  117             2,300      6/30/2016         3/28/2006            No                            8/7/2006
  118             3,487      1/31/2012         8/25/2006            No                            8/8/2006
  119                 0                        5/25/2006            No                            5/8/2006      5/8/2006       16
  120                 0                        7/11/2006            No                           7/12/2006      7/8/2006       18
------------------------------------------------------------------------------------------------------------------------------------
  121             2,380      4/30/2011         6/17/2006            No                           7/11/2006
  122             4,000      9/30/2008         7/10/2006            No                            7/7/2006      7/7/2006       19
  123             6,675      12/31/2009        9/15/2006            No                            8/8/2006
  124             2,500      11/30/2007        9/13/2006            No                           8/18/2006
  125             2,500      2/28/2018          8/7/2006            No                           7/31/2006
------------------------------------------------------------------------------------------------------------------------------------
  126                 0                        4/26/2006            No                           4/26/2006      4/26/2006      13
  127             2,640      9/30/2016          9/6/2006            No                           8/17/2006
  128             4,857      1/31/2008         8/18/2006            No                            7/5/2006      7/5/2006        8
  129             4,180      11/15/2007        9/21/2006            No                           9/25/2006      9/21/2006      14
  130             3,040      9/30/2007         6/23/2006            No                            6/8/2006
------------------------------------------------------------------------------------------------------------------------------------
  131                 0                         6/7/2006            No                            6/7/2006
  132            10,324      4/14/2013         8/25/2006            No                            8/3/2006
  133             2,800      2/28/2007         6/23/2006            No                            6/9/2006
  134                 0                        8/31/2006            No                           8/23/2006      8/21/2006      15
  135                 0                        6/26/2006            No                           6/26/2006
------------------------------------------------------------------------------------------------------------------------------------
  136                 0                        8/10/2006            No                           7/17/2006
  137             2,620      10/30/2012        6/28/2006            No                            6/2/2006
  138             4,107      2/28/2011         8/24/2006            No                           7/26/2006
  139             3,500      2/28/2015         9/12/2005            No                           9/12/2005
  140                 0                        11/22/2005           No                           11/30/2005
------------------------------------------------------------------------------------------------------------------------------------
  141                 0                        5/19/2006            No                           5/19/2006
  142             3,000       3/1/2010         5/22/2006            No                           5/22/2006
  143             3,288      8/31/2010         6/28/2006            No                           5/30/2006
  144                 0                         6/7/2006            No                            6/6/2006
  145             7,889      7/31/2011         7/26/2006            No                           7/14/2006
------------------------------------------------------------------------------------------------------------------------------------
  146             3,600       3/1/2015         8/31/2006            No                            9/1/2006
  147                 0                         4/7/2006            No                            8/4/2006
  148             4,951      1/31/2011         7/12/2006            No                           6/15/2006
  149                 0                        9/25/2006            No                            8/2/2006
  150                 0                         6/9/2006            No                            6/9/2006
------------------------------------------------------------------------------------------------------------------------------------
  151             2,848      12/31/2013        7/25/2006            No                           7/18/2006
  152             5,900       3/1/2010         7/26/2006            No                           7/14/2006
  153             1,620      9/30/2010          6/2/2006            No                           5/23/2006
  154             2,336      12/31/2007        8/17/2006            No                            7/5/2006      7/5/2006        4
  155                 0                         5/5/2006            No                            5/8/2006
------------------------------------------------------------------------------------------------------------------------------------
  156                 0                        1/11/1990            No
  157                 0                         6/6/2006            No                           6/12/2006
  158             1,432      8/24/2011         7/11/2006            No                           6/28/2006
  159                 0                        9/25/2006            No                           7/31/2006
  160             1,100       8/1/2011         8/11/2006            No                           8/11/2006
------------------------------------------------------------------------------------------------------------------------------------
  161                 0                        6/30/2006            No                           6/30/2006      6/30/2006      18

          EARTHQUAKE                        UPFRONT ACTUAL   MONTHLY ACTUAL                                               MONTHLY
CONTROL   INSURANCE      UPFRONT ACTUAL      REPLACEMENT      REPLACEMENT        UPFRONT       MONTHLY       MONTHLY     INSURANCE
NUMBER     REQUIRED    REPAIR RESERVE ($)    RESERVES ($)     RESERVES ($)    TI / LC ($)   TI / LC ($)  TAX ESCROW ($)  ESCROW ($)
-----------------------------------------------------------------------------------------------------------------------------------

   1          No                        0                0                0             0             0               0           0
   2          No                  300,000          236,886                0    20,000,000             0               0           0
   3          No                  893,688       35,000,000                0             0             0         186,635      65,987
   4          No                    3,438                0            9,591             0        13,850         248,000      14,000
   5          No                        0                0                0             0             0               0           0
-----------------------------------------------------------------------------------------------------------------------------------
   6          No                        0                0                0             0             0               0           0
   7          No                        0                0                0     2,082,719             0               0           0
   8          No                    4,375                0            7,440             0        38,690         132,000      12,300
   9          No                        0                0                0       512,097             0         223,706      74,313
  10          No                        0                0                0     2,943,739             0               0           0
-----------------------------------------------------------------------------------------------------------------------------------
  11                               11,040                0            8,274             0             0               0           0
 11.01        No
 11.02        No
 11.03        No
 11.04        No
 11.05        No
 11.06        No
 11.07        No
 11.08        No
 11.09        No
  12                              636,863                0           25,291             0        31,127          74,927      29,884
 12.01        No
 12.02        No
  13                              111,875        2,820,000           22,300     2,560,360        55,800         129,000      65,000
 13.01        No
 13.02        No
 13.03        No
 13.04        No
 13.05        No
 13.06        No
  14          No                        0        1,000,000           14,763    10,495,785        78,816         183,678      27,512
  15          No                        0            3,200            3,200    10,308,000        55,000          37,500      10,417
-----------------------------------------------------------------------------------------------------------------------------------
  16          No                        0                0            2,875     7,297,649             0          10,956       6,021
  17          No                        0        2,000,000            2,456       700,000         8,187         129,762      37,500
  18         Yes                        0                0                0             0             0               0           0
  19          No                        0                0            4,292       500,000        10,729          36,683      12,812
  20          No                        0                0                0             0             0               0           0
-----------------------------------------------------------------------------------------------------------------------------------
  21                              108,638                0           20,999     2,000,000             0         124,391       7,449
 21.01        No
 21.02        No
 21.03        No
 21.04        No
  22          No                        0            3,567            3,567             0             0          69,772      13,850
  23          No                        0                0            4,331     5,000,000             0               0           0
  24          No                        0                0            7,155     1,780,910             0          27,981      12,434
  25          No                   19,438                0            2,930             0        14,650          41,971       4,293
-----------------------------------------------------------------------------------------------------------------------------------
  26          No                        0                0                0             0             0               0           0
  27          No                   10,625                0            3,236             0             0          48,000       5,400
  28          No                   36,250        2,823,042            2,042        10,209        10,209          32,574       7,021
  29          No                    1,250                0            3,655     8,000,000        18,820          37,923       4,385
  30          No                   20,988                0                0             0             0               0           0
-----------------------------------------------------------------------------------------------------------------------------------
  31          No                        0                0            1,656     1,750,000             0          83,990       4,229
  32          No                        0                0                0             0             0               0           0
  33          No                        0                0            1,724       200,000             0          49,214       2,544
  34          No                        0                0            2,619     1,500,000             0          54,638       4,317
  35          No                        0                0            7,375             0             0          69,207       8,278
-----------------------------------------------------------------------------------------------------------------------------------
  36          No                        0            4,458            4,458             0             0           4,386       4,890
  37          No                        0            4,292            4,292             0             0          25,166       5,943
  38          No                        0                0                0             0             0               0           0
  39          No                        0                0                0             0             0          13,699       2,084
  40          No                        0            2,822            2,822             0             0          47,722           0
-----------------------------------------------------------------------------------------------------------------------------------
  41          No                        0                0                0             0             0           2,548       1,207
  42          No                        0                0            5,180             0             0          14,134           0
  43          No                        0          442,375           47,750             0             0          63,636      19,134
  44          No                        0                0            2,208       200,000             0          14,090       1,609
  45          No                    1,875                0            4,500             0         9,155          29,170       2,830
-----------------------------------------------------------------------------------------------------------------------------------
  46          No                        0                0                0             0             0               0           0
  47          No                        0                0                0         2,083         2,083           4,732       1,766
  48          No                        0            1,295            1,295        47,800             0          29,236       2,317
  49          No                        0                0                0             0             0               0           0
  50          No                        0                0                0         3,000         3,000           6,706       4,333
-----------------------------------------------------------------------------------------------------------------------------------
  51          No                  510,750                0            3,861     1,700,000             0          16,761       3,047
  52          No                   93,750          150,455                0       300,000             0          26,522       1,180
  53          No                  152,500                0            3,503             0        10,000          25,100       5,500
  54          No                        0                0            1,204             0             0               0           0
  55          No                        0            1,508            1,508             0             0          17,899       4,396
-----------------------------------------------------------------------------------------------------------------------------------
  56          No                        0              751              751             0             0          18,030       2,876
  57          No                    6,625                0            3,676       500,000             0          37,646       4,095
  58          No                        0                0                0       400,000             0          21,937       1,965
  59          No                        0                0            2,649     1,200,000             0          16,967       3,827
  60          No                        0                0            1,908             0         9,542               0       2,129
-----------------------------------------------------------------------------------------------------------------------------------
  61          No                   12,500                0            3,087     1,500,000         3,859          26,182      14,216
  62          No                        0                0            1,669             0        10,417          24,517       2,028
  63          No                        0                0                0             0             0               0           0
  64          No                        0                0            1,835       900,000             0          25,630      12,564
  65          No                        0                0                0             0             0               0           0
-----------------------------------------------------------------------------------------------------------------------------------
  66          No                    2,500                0            2,003       200,000             0          20,649       1,018
  67          No                        0            1,172            1,172         4,167         4,167           6,532       3,026
  68          No                        0                0            3,350             0             0          14,595           0
  69          No                        0                0            2,685       400,000             0          31,896       2,449
  70          No                        0                0              686             0         1,250           2,160       1,137
-----------------------------------------------------------------------------------------------------------------------------------
  71          No                        0            1,052            1,052         4,667         4,667           7,012       5,341
  72          No                        0                0              807             0           807          10,860       4,304
  73          No                        0              866              866             0             0          13,975         397
  74          No                        0          500,000           15,000             0             0          12,600       3,600
  75          No                        0            2,190            2,190        11,265        11,265          24,536       3,173
-----------------------------------------------------------------------------------------------------------------------------------
  76          No                        0            1,647            1,647             0             0           7,334       2,284
  77          No                        0            1,000            1,000         3,000         3,000           6,145       3,393
  78          No                        0              673              673         1,845         1,845          12,719         833
  79          No                        0                0                0             0             0               0           0
  80          No                   57,500                0            3,400             0         4,615          12,080       2,240
-----------------------------------------------------------------------------------------------------------------------------------
  81          No                        0            2,250            2,250             0             0          15,859       2,095
  82          No                        0                0                0             0             0               0           0
  83          No                        0                0              958             0             0           4,410         864
  84          No                        0                0                0             0             0           3,500         520
  85          No                        0            4,885            4,885             0             0          19,752           0
-----------------------------------------------------------------------------------------------------------------------------------
  86          No                   33,225                0              881             0             0           9,374       1,379
 87-a         No                        0                0                0             0             0               0           0
 87-b         No                        0                0                0             0             0               0           0
  88          No                        0              847              847             0             0           5,911       1,491
  89          No                        0                0                0             0             0               0           0
  90          No                        0                0            2,755       100,000           513           3,750       1,250
-----------------------------------------------------------------------------------------------------------------------------------
  91          No                        0              255              255           645           645               0           0
  92          No                    3,500            2,843            2,843         1,667         1,667           8,800       1,300
  93          No                        0              500              500        12,500        12,500           7,169           0
  94          No                        0                0           13,087             0             0          12,212       7,078
  95          No                        0                0              100             0           335             550         900
-----------------------------------------------------------------------------------------------------------------------------------
  96          No                   63,000              792              792         5,000         5,000           6,813         495
  97          No                        0                0                0             0             0               0           0
  98          No                        0                0              719             0             0           4,538         415
  99          No                    3,400            3,260            1,630        12,440         6,220           4,328       1,062
  100                              26,188            1,332            1,332         8,333         8,333          13,851       1,272
100.01        No
100.02        No
-----------------------------------------------------------------------------------------------------------------------------------
  101         No                        0              969              969             0             0           7,470         820
  102         No                        0                0            1,464       400,000             0          10,246       1,714
  103         No                        0              512              512         3,333         3,333          19,199       2,213
  104         No                        0            1,000            1,004             0         3,333           9,041       3,425
  105         No                        0                0                0         1,667         1,667          14,605       1,735
-----------------------------------------------------------------------------------------------------------------------------------
  106         No                        0                0              729             0             0           3,184         616
  107         No                        0                0                0             0             0               0           0
  108         No                        0                0                0             0             0          47,763           0
  109         No                    4,250           89,083            3,333             0             0           8,109       2,365
  110         No                1,000,000                0                0                                       3,342       6,746
-----------------------------------------------------------------------------------------------------------------------------------
  111         No                   31,250              979              979         4,167         4,167           5,569       1,761
  112         No                        0                0                0           500           500           3,163         953
  113         No                        0                0            2,292             0             0          20,163       3,667
  114         No                        0              337              337         1,548         1,548          10,692       1,042
  115         No                        0              384              384         5,423         5,423           4,874         590
-----------------------------------------------------------------------------------------------------------------------------------
  116         No                        0                0                0             0             0               0           0
  117         No                        0              151              151       467,841             0          20,385       1,833
  118         No                        0              784              784             0             0           8,202         847
  119         No                        0              871              436             0         1,230           3,244           0
  120         No                        0                0              624             0             0           7,083           0
-----------------------------------------------------------------------------------------------------------------------------------
  121         No                        0                0                0             0             0               0           0
  122         No                        0                0              574       125,000             0           3,610         632
  123         No                    7,500            1,037            1,037         3,837         3,837           5,199       1,265
  124         No                        0              185              185             0             0          12,811         482
  125         No                        0            1,007            1,007             0             0           3,191       1,276
-----------------------------------------------------------------------------------------------------------------------------------
  126         No                        0              661            7,929             0             0           5,966         566
  127         No                        0                0                0             0             0           4,933         688
  128         No                        0            9,347                0        73,829             0           5,744           0
  129         No                    6,525            1,586              793         3,064         3,064           7,840         562
  130         No                        0              745              745        50,000             0          10,795       1,497
-----------------------------------------------------------------------------------------------------------------------------------
  131         No                   76,100            2,250            2,250             0             0          10,542       2,613
  132         No                        0              645              645             0             0           5,022         656
  133         No                        0              446              446             0             0               0           0
  134         No                        0                0                0             0             0               0           0
  135         No                   53,394                0                0        73,666         2,000           6,013       1,647
-----------------------------------------------------------------------------------------------------------------------------------
  136         No                        0                0                0             0             0               0           0
  137         No                        0              157              157           827           827           4,605         561
  138         No                        0              877              438         3,028         3,028           9,917         728
  139         No                        0              151              151           833           833             910         629
  140         No                    1,250                0              113             0           375           1,412         492
-----------------------------------------------------------------------------------------------------------------------------------
  141         No                        0                0            4,693             0             0           3,974       1,789
  142         No                  111,550                0              320        32,000         1,067           2,193       1,141
  143         No                        0              645              645        78,876             0           4,035         587
  144         No                        0                0                0             0             0               0         234
  145         No                   29,366            1,224            1,224         4,167         4,167           7,903         840
-----------------------------------------------------------------------------------------------------------------------------------
  146         No                    9,375              335              335         4,375         4,375           5,537         458
  147         No                        0                0                0             0             0           7,123           0
  148         No                  220,000              583              583             0             0           3,984         334
  149         No                        0           32,906            3,042             0             0           7,612       2,292
  150         No                        0                0              154       133,279           385           2,360       2,590
-----------------------------------------------------------------------------------------------------------------------------------
  151         No                        0                0                0           833           833           4,621         345
  152         No                        0            1,155            1,155             0             0           9,054         818
  153         No                        0              166              166         1,383         1,383           1,342         765
  154         No                        0            8,156                0        25,995             0           2,536           0
  155         No                        0                0            1,614             0             0           5,114       1,745
-----------------------------------------------------------------------------------------------------------------------------------
  156         No                        0                0                0             0             0           4,537           0
  157         No                        0              933              933             0             0           2,574         434
  158         No                        0                0                0           542           542           2,467         294
  159         No                        0           28,250            2,750             0             0           5,476       2,292
  160         No                        0               64               64           500           500               0         266
-----------------------------------------------------------------------------------------------------------------------------------
  161         No                        0                0                0             0             0           2,778         337

CONTROL                                                                          LOAN                    CASH
NUMBER                              BORROWER NAME                              PURPOSE     LOCKBOX    MANAGEMENT
-------------------------------------------------------------------------------------------------------------------

   1                    One Beacon Street Limited Partnership                Acquisition     Hard     Springing
   2                   Behringer Harvard South Riverside, LLC                 Refinance      Hard      In Place
   3                      Pointe South Mountain Resort, LLC                  Acquisition     Hard     Springing
   4                 Lechar Realty Corp. and Lechar Realty, LLC               Refinance      Soft     Springing
   5                              Merrick Park, LLC                           Refinance      Hard     Springing
-------------------------------------------------------------------------------------------------------------------
   6           Islandia Operators Holdings LLC and Island Headquarters       Acquisition     Hard      In Place
                                Operators Owners LLC
   7                     The Alhambra Office Community, LLC                  Acquisition     Hard     Springing
   8                        L. Charney 1410 Broadway, LLC                     Refinance      Soft     Springing
   9                        TPG - 2101 City West 1 & 2 LP                    Acquisition     Hard     Springing
  10                          SRI Seven Fair Lakes LLC                       Acquisition     Hard     Springing
-------------------------------------------------------------------------------------------------------------------
  11                   ECM AUSTELL, LLC; ECM BEAVERCREEK, LLC;               ACQUISITION     HARD     SPRINGING
                        ECM HENRIETTA, LLC; ECM ROANOKE, LLC;
                      ECM SOUTHLAKE, LLC; ECM CHULA VISTA, LP;
                     ECM NORWALK, LP; LIVE OAK ECM THEATRE, LP;
                               LUBBOCK ECM THEATRE, LP
 11.01
 11.02
 11.03
 11.04
 11.05
 11.06
 11.07
 11.08
 11.09
  12               CBC 4, LLC; CBC 1, LLC; CBC 2, LLC; CBC 3, LLC            Acquisition     Hard     Springing
 12.01
 12.02
  13                 PRE/DARIEN (GA) LLC; PRE/LAUGHLIN (NV) LLC;             ACQUISITION     HARD     SPRINGING
                    PRE/WARRENTON (MO) LLC; PRE/MEDFORD (MN) LLC;
                     PRE/TRAVERSE (MI) LLC; PRE/TULARE (CA) LLC;
                            PCM/TULARE MOVIE THEATRE LLC;
                           PCM/TRAVERSE MOVIE THEATER LLC;
                           PCM/LAUGHLIN MOVIE THEATER LLC
 13.01
 13.02
 13.03
 13.04
 13.05
 13.06
  14                             Curtis Partners, LP                         Acquisition     Hard     Springing
  15                        HCW Development Company, LLC                      Refinance      Hard     Springing
-------------------------------------------------------------------------------------------------------------------
  16                            3300 West Olive, LLC                          Refinance      Hard     Springing
  17                      PMAT CoCo Walk, L.L.C. (DE) f/k/a                  Acquisition     Hard     Springing
                           Thor Gallery at Coco Walk, LLC
  18                          SRI-WR Elliott Avenue LLC                      Acquisition     Hard     Springing
  19                              Pioneer Plaza LLC                           Refinance      Hard     Springing
  20                           KBS Clayton Plaza, LLC                        Acquisition     Soft     Springing
-------------------------------------------------------------------------------------------------------------------
  21                     RUBLOFF HUTCHINSON PORTFOLIO, LLC;                   REFINANCE      SOFT     SPRINGING
                          RUBLOFF HASTINGS PORTFOLIO, LLC;
                     RUBLOFF TRI-STATE LAKEWOOD PORTFOLIO, LLC;
                          RUBLOFF TRI-STATE THUNDERBIRD, LLC
 21.01
 21.02
 21.03
 21.04
  22                        Bixby Technology Center, LLC                     Acquisition     Hard     Springing
  23                    Transwestern Tower Place 200, L.L.C.                 Acquisition     Hard     Springing
  24                           SC Windsor Square, LLC                         Refinance      Hard     Springing
  25                              3355 Empire, LLC                            Refinance      Hard     Springing
-------------------------------------------------------------------------------------------------------------------
  26                             Sherwood Mall, LLC                           Refinance       No         NAP
  27           1840 Clybourn-4th Floor LLC; 1840 Clybourn-Office LLC;         Refinance      Hard     Springing
              1840 Clybourn-Retail LLC; U-Stor-It (1840 N Clybourn) LLC
  28                            Penn Station SC, LLC                         Acquisition     Hard     Springing
  29                       2000 Sierra Point Parkway, LLC                     Refinance      Hard     Springing
  30                            JRC JV Meridian, L.P.                         Refinance      Soft     Springing
-------------------------------------------------------------------------------------------------------------------
  31                          Brickman One Bowdoin LLC                       Acquisition     Hard     Springing
  32                          GVR Back Office 123, LLC                        Refinance       No         NAP
  33                      Rubloff Algonquin Portfolio, LLC                    Refinance      Soft     Springing
  34                           Brickman 55 Summer LLC                        Acquisition     Hard     Springing
  35                               Seramont II, LP                            Refinance      Soft     Springing
-------------------------------------------------------------------------------------------------------------------
  36                Copper Beech Townhome Communities Twenty, LLC             Refinance       No         NAP
  37               Copper Beech Townhome Communities Sixteen, LLC             Refinance       No         NAP
  38                            Mullins Crossing, LLC                         Refinance       No         NAP
  39                   Paradise Esplanade Eagle, LLC, Tamarack                Refinance       No         NAP
                        Nevada Associates, LLC & Harpro, LLC
  40                        600 Jefferson Avenue, L.L.C.                      Refinance       No         NAP
-------------------------------------------------------------------------------------------------------------------
  41                        El Dorado Hills Theatre, LLC                      Refinance       No         NAP
  42                       Cimarron-Vegas Associates, LLC                     Refinance      Soft     Springing
  43                           Rich Albany Hotel, LLC                        Acquisition     Hard      In Place
  44                         Rubloff C&G Portfolio, LLC                       Refinance       No         NAP
  45                       Dauphin Plaza Associates, L.P.                     Refinance      Hard     Springing
-------------------------------------------------------------------------------------------------------------------
  46                           Powerstan Property LLC                        Acquisition     Hard     Springing
  47                              HR Highridge, LLC                           Refinance       No         NAP
  48              Nameoki Shopping Center, LP, FSJ Ventures II, LLC          Acquisition      No         NAP
                              and FSJ Ventures III, LLC
  49                Rassier Properties-Greenlawn Crossing I, LLC             Acquisition      No         NAP
  50                       JAH Nicholasville Road #6, LLC                     Refinance       No         NAP
-------------------------------------------------------------------------------------------------------------------
  51                        ACP Atlanta Flex I Owner LLC                     Acquisition      No         NAP
  52                             Norvin 1301 CT LLC                          Acquisition      No         NAP
  53                            Singularity Clark L.P                        Acquisition     Hard     Springing
  54                             Loudon Road I, LLC                           Refinance      Hard     Springing
  55         Rancho Arden Lincoln, LLC and Rancho Harlingen Corners, LLC     Acquisition      No         NAP
-------------------------------------------------------------------------------------------------------------------
  56                          Predium/Vista Ridge, L.P.                       Refinance       No         NAP
  57                               RMC Woodway LP                            Acquisition     Hard     Springing
  58                           Pollock Gateway II LLC                        Acquisition      No         NAP
  59                                  TRT, LLC                                Refinance      Hard     Springing
  60                         NK-Glenwillow Property LLC                      Acquisition     Hard      In Place
-------------------------------------------------------------------------------------------------------------------
  61                             9250 Doral IV, LLC                          Acquisition     Hard      In Place
  62                         Hampton & Assembly SPE, LLC                      Refinance       No         NAP
  63                        Wilshire/Roxbury Enterprises                      Refinance      Soft     Springing
  64                           ACP/Prestige Owners LLC                       Acquisition     Hard     Springing
  65             River Center III Investors LLC; Woods Investors LLC         Acquisition      No         NAP
-------------------------------------------------------------------------------------------------------------------
  66                       KM State Street Portfolio, LLC                     Refinance       No         NAP
  67                            LaPour D.C. Two, LLC                          Refinance       No         NAP
  68                       The Glens at Rolling Ridge LLC                     Refinance       No         NAP
  69                       Rubloff Harrison Portfolio, LLC                    Refinance       No         NAP
  70                   Kings Grant Common Retail Investors LLC                Refinance      Hard     Springing
-------------------------------------------------------------------------------------------------------------------
  71          Lanikai Partners II, LP, A California Limited Partnership       Refinance       No         NAP
  72            Gemini Town Center S, LLC; Gemini Town Center H, LLC         Acquisition     Hard     Springing
  73                        Westgate Shopping Center, LLC                     Refinance       No         NAP
  74            Resource RSI Phase I, LLC; Resource RSI Phase II, LLC         Refinance      Hard      In Place
  75                           Chase Merritt Titan, LP                       Acquisition     Hard     Springing
-------------------------------------------------------------------------------------------------------------------
  76                           Centra Pecos Legacy LLC                       Acquisition      No         NAP
  77                 I75 Jetport, LLC, MB-FM, LLC, Joel-Ro LLC,               Refinance       No         NAP
                  Musa I-75 Jetport Loop, LLC and Dolly Varden, LLC
  78                          Primestor El Portal, LLC                        Refinance       No         NAP
  79                       Rassier Properties-Mercado, LLC                    Refinance       No         NAP
  80                      West Bridgewater Associates, L.P.                   Refinance      Hard     Springing
-------------------------------------------------------------------------------------------------------------------
  81                Copper Beech Townhome Communities Twelve, LLC             Refinance       No         NAP
  82                             Norman WM-Col, LLC                          Acquisition      No         NAP
  83                       Colorado Boulevard Self Storage                    Refinance      Hard     Springing
  84                         260 PAS Commercial One LLC                       Refinance      Hard      In Place
  85                    1000 Secaucus Road Associates, L.L.C.                 Refinance       No         NAP
-------------------------------------------------------------------------------------------------------------------
  86                           San Marin Partners, LLC                        Refinance      Soft     Springing
 87-a                        11450 Technology Circle, LP                     Acquisition      No         NAP
 87-b                        11450 Technology Circle, LP                     Acquisition      No         NAP
  88                   LPC-2 LLC and 8308 Cinderbed Road, LLC                 Refinance       No         NAP
  89                             EPT Lafayette, Inc.                          Refinance       No         NAP
  90                  Central Business District Apartments, LLC               Refinance      Hard     Springing
-------------------------------------------------------------------------------------------------------------------
  91                                Habitant, LLC                             Refinance       No         NAP
  92                     Mission Valley Shopping Center LLC                   Refinance       No         NAP
  93                        Three Tower Bridge Associates                     Refinance       No         NAP
  94                       Affiliated American Inns IV LTD                    Refinance       No         NAP
  95                             Soho 25 Retail, LLC                          Refinance      Hard     Springing
-------------------------------------------------------------------------------------------------------------------
  96                      Bedminster Medical Plaza, L.L.C.                   Acquisition     Hard     Springing
  97         Mariani-Govalle Center, LLC and Rassier-Govalle Center, LLC     Acquisition      No         NAP
  98                           2222 N Figueroa SP, LLC                       Acquisition     Soft     Springing
  99                            Mission San Jose, LLC                        Acquisition      No         NAP
  100                     ONE MEDIA PLACE ASSOCIATES, L.P.                    REFINANCE       NO         NAP
100.01
100.02
-------------------------------------------------------------------------------------------------------------------
  101               Chapala Excelsior, LLC and RL Excelsior, LLC              Refinance       No         NAP
  102                     Brookwood Carolina Corporate LLC                   Acquisition      No         NAP
  103            Miller Family Limited Partnership, IV - Rocky Point          Refinance       No         NAP
  104                            LAKE MARY BC, LLLP                          Acquisition      No         NAP
  105                  Northside Development of LaCrosse, LLC                 Refinance       No         NAP
-------------------------------------------------------------------------------------------------------------------
  106             SoCal Self Storage - Rancho Santa Margarita, LLC            Refinance      Soft     Springing
  107                         Cedar Rose Associates LLC                       Refinance       No         NAP
  108                                200 ROB LLC                             Acquisition      No         NAP
  109                               H&B III, LLC                             Acquisition      No         NAP
  110                         RCM Phoenix Partners, LLC                       Refinance       No         NAP
-------------------------------------------------------------------------------------------------------------------
  111                         Gharibco Enterprises, LLC                       Refinance       No         NAP
  112                 Atlantic Marketplace Retail Investors LLC               Refinance       No         NAP
  113               Eenhoorn-University Club Limited Partnership             Acquisition      No         NAP
  114                  Gordon Princeton MAB Associates, L.L.C.                Refinance       No         NAP
  115                           Lichtin/Raleigh, LLC                          Refinance       No         NAP
-------------------------------------------------------------------------------------------------------------------
  116                              EPT Macon, Inc.                            Refinance       No         NAP
  117                                WVII, L.P.                               Refinance       No         NAP
  118                            S.P. Center, L.L.C.                          Refinance       No         NAP
  119                        B&L White Holding Co., LLC                       Refinance      Soft     Springing
  120      Ron-Jeff, LLC; GGL-Jeff, LLC; Jan-Jeff, LLC; Schaefer-Jeff, LLC    Refinance      Soft     Springing
-------------------------------------------------------------------------------------------------------------------
  121                           Southshore Shops, LLC                         Refinance       No         NAP
  122                         50 Santa Rosa Avenue, LLC                       Refinance      Soft     Springing
  123                       Jamestown Village Plaza, LLC                     Acquisition      No         NAP
  124                        Mariani Shady Hollow I, LLC                     Acquisition      No         NAP
  125                           Metcalf Building, LLC                         Refinance       No         NAP
-------------------------------------------------------------------------------------------------------------------
  126                             AIM Lock-Up, LLC                           Acquisition      No         NAP
  127                      Monument Marketplace Shops, LLC                    Refinance       No         NAP
  128                          Quail Medical III, LLC                         Refinance       No         NAP
  129                Pecten Court Mountain View Associates, LLC              Acquisition      No         NAP
  130           Casper Western Real Estate Limited Liability Company          Refinance       No         NAP
-------------------------------------------------------------------------------------------------------------------
  131                        Tenancy in Common Agreement                     Acquisition     Soft     Springing
  132                          Battlefield Lakes, L.C.                        Refinance       No         NAP
  133                        RCC Flowers Plantation, LLC                     Acquisition      No         NAP
  134                             EPT Arroyo, Inc.                            Refinance       No         NAP
  135                             CB Armitage, LLC                           Acquisition     Hard     Springing
-------------------------------------------------------------------------------------------------------------------
  136                     Southampton Shopping Center, LLC                    Refinance       No         NAP
  137                          Timberstone 4038T, LLC                         Refinance       No         NAP
  138                          Dalnick Properties LLC                        Acquisition      No         NAP
  139                 Gordon South Jefferson Associates, L.L.C.               Refinance       No         NAP
  140                          12 Havemeyer Owners LLC                       Acquisition     Hard     Springing
-------------------------------------------------------------------------------------------------------------------
  141                         GNP Group of Concord, LLC                       Refinance       No         NAP
  142                         D&B Khalili San Diego LLC                       Refinance      Hard     Springing
  143                          Kensington Parkway, LLC                        Refinance       No         NAP
  144                         Aspen Baseline 51, L.L.C.                       Refinance       No         NAP
  145                       Park West Limited Partnership                     Refinance       No         NAP
-------------------------------------------------------------------------------------------------------------------
  146                              Deming GV, LLC                            Acquisition      No         NAP
  147                            SR Romeoville, LLC                           Refinance       No         NAP
  148                      Cookeville (Cumberland) SU, LLC                   Acquisition      No         NAP
  149                           Eenhoorn-Pineridge LP                         Refinance       No         NAP
  150                           Doral Court Plaza LLC                         Refinance       No         NAP
-------------------------------------------------------------------------------------------------------------------
  151                         Lafayette Properties, LLC                       Refinance       No         NAP
  152                     Park West II Limited Partnership                    Refinance       No         NAP
  153                          High Nob-Rangeline, LLC                       Acquisition      No         NAP
  154                          1301-1321 McCarran, LLC                        Refinance       No         NAP
  155                     Storage Station Brookside, L.L.C.                   Refinance       No         NAP
-------------------------------------------------------------------------------------------------------------------
  156                                  685 LLC                               Acquisition      No         NAP
  157                         Pyramid Properties V, LLP                       Refinance       No         NAP
  158                            Outlook Monona LLC                          Acquisition      No         NAP
  159                 Limewood Apartments of Calhoun County LP                Refinance       No         NAP
  160                         Family 6 Holdings II, LLC                       Refinance       No         NAP
-------------------------------------------------------------------------------------------------------------------
  161                             Turnberry-HTC LLC                           Refinance      Soft     Springing

CONTROL     GROUND        GROUND LEASE       ANNUAL GROUND        B NOTE         MEZZANINE
NUMBER     LEASE Y/N    EXPIRATION DATE    LEASE PAYMENT ($)    BALANCE ($)   DEBT BALANCE($)
---------------------------------------------------------------------------------------------

   1          No                                                                   98,000,000
   2          No
   3          Yes          7/30/2022                     100
   4          No
   5          Yes           4/1/2030                 400,000     25,000,000
---------------------------------------------------------------------------------------------
   6          No                                                 13,156,800        19,052,188
   7          No
   8          No
   9          No
  10          No
---------------------------------------------------------------------------------------------
  11                                                             12,450,000
 11.01        No
 11.02        No
 11.03        No
 11.04        No
 11.05        No
 11.06        No
 11.07        No
 11.08        No
 11.09        No
  12
 12.01        No
 12.02        Yes          12/31/2030                311,188
  13
 13.01        No
 13.02        No
 13.03        No
 13.04        No
 13.05        Yes           1/1/2023                       0
 13.06        No
  14          No
  15          Yes           1/1/1900                       1
---------------------------------------------------------------------------------------------
  16          No                                                  5,200,000
  17          No
  18          No
  19          No
  20          No                                                                   22,300,000
---------------------------------------------------------------------------------------------
  21
 21.01        No
 21.02        No
 21.03        No
 21.04        No
  22          No
  23          No
  24          No
  25          No
---------------------------------------------------------------------------------------------
  26          No
  27          No
  28          No
  29          No
  30          No                                                  1,400,000
---------------------------------------------------------------------------------------------
  31          No
  32          No
  33          No
  34          No
  35          No
---------------------------------------------------------------------------------------------
  36          No
  37          No
  38          No
  39          No
  40          No
---------------------------------------------------------------------------------------------
  41          No
  42          No
  43          No
  44          No
  45          No
---------------------------------------------------------------------------------------------
  46          No
  47          No
  48          No
  49          No
  50          No
---------------------------------------------------------------------------------------------
  51          No
  52          No
  53          No
  54          No
  55          No
---------------------------------------------------------------------------------------------
  56          No
  57          No                                                                    2,132,500
  58          No
  59          No
  60          No
---------------------------------------------------------------------------------------------
  61          No
  62          No
  63          No
  64          No
  65          No
---------------------------------------------------------------------------------------------
  66          No
  67          No
  68          No
  69          No
  70          No
---------------------------------------------------------------------------------------------
  71          No
  72          No                                                                    3,750,000
  73          No
  74          Yes          9/30/2024                 167,200
  75          No                                                                    1,800,000
---------------------------------------------------------------------------------------------
  76          No
  77          No
  78          Yes          8/31/2061                 100,000
  79          No
  80          No
---------------------------------------------------------------------------------------------
  81          No
  82          No
  83          No
  84          No
  85          No
---------------------------------------------------------------------------------------------
  86          No
 87-a         No
 87-b
  88          No
  89          Yes          12/31/2023                193,261
  90          No
---------------------------------------------------------------------------------------------
  91          No
  92          Yes          6/30/2044                 502,000
  93          No
  94          No
  95          No
---------------------------------------------------------------------------------------------
  96          No
  97          No
  98          No
  99          No
  100
100.01        No
100.02        No
---------------------------------------------------------------------------------------------
  101         No
  102         No
  103         No
  104         No
  105         No
---------------------------------------------------------------------------------------------
  106         No
  107         No
  108         No
  109         No
  110         No
---------------------------------------------------------------------------------------------
  111         No
  112         No
  113         No
  114         No
  115         No                                                    419,000
---------------------------------------------------------------------------------------------
  116         No
  117         No
  118         No
  119         No
  120         No
---------------------------------------------------------------------------------------------
  121         No
  122         No
  123         No
  124         No
  125         No
---------------------------------------------------------------------------------------------
  126         No
  127         No
  128         No
  129         No
  130         No
---------------------------------------------------------------------------------------------
  131         No
  132         No
  133         No
  134         No
  135         No
---------------------------------------------------------------------------------------------
  136         No
  137         No                                                    300,000
  138         No
  139         No
  140         No
---------------------------------------------------------------------------------------------
  141         No
  142         No
  143         No
  144         No
  145         Yes          3/31/2039                 105,274
---------------------------------------------------------------------------------------------
  146         No
  147         No
  148         No
  149         No
  150         No
---------------------------------------------------------------------------------------------
  151         No
  152         Yes          3/31/2039                 105,274
  153         No
  154         No
  155         Yes          12/31/2018                 29,700
---------------------------------------------------------------------------------------------
  156         No
  157         No
  158         No
  159         No
  160         No
---------------------------------------------------------------------------------------------
  161         No

CONTROL     TERRORISM INSURANCE                      EARNOUT    P&I AFTER   CONTROL
NUMBER            REQUIRED        EARNOUT (Y/N)    AMOUNT ($)   EARNOUT     NUMBER
-----------------------------------------------------------------------------------

   1                Yes                 No                                    1
   2                Yes                 No                                    2
   3                Yes                 No                                    3
   4                Yes                 No                                    4
   5                Yes                 No                                    5
-----------------------------------------------------------------------------------
   6                Yes                 No                                    6
   7                Yes                Yes         21,750,000  579,223.95     7
   8                Yes                 No                                    8
   9                Yes                 No                                    9
  10                Yes                 No                                   10
-----------------------------------------------------------------------------------
  11                                    No                                   11
 11.01              Yes                 No                                  11.01
 11.02              Yes                 No                                  11.02
 11.03              Yes                 No                                  11.03
 11.04              Yes                 No                                  11.04
 11.05              Yes                 No                                  11.05
 11.06              Yes                 No                                  11.06
 11.07              Yes                 No                                  11.07
 11.08              Yes                 No                                  11.08
 11.09              Yes                 No                                  11.09
  12                                    No                                   12
 12.01              Yes                 No                                  12.01
 12.02              Yes                 No                                  12.02
  13                                    No                                   13
 13.01              Yes                 No                                  13.01
 13.02              Yes                 No                                  13.02
 13.03              Yes                 No                                  13.03
 13.04              Yes                 No                                  13.04
 13.05              Yes                 No                                  13.05
 13.06              Yes                 No                                  13.06
  14                Yes                 No                                   14
  15                Yes                 No                                   15
-----------------------------------------------------------------------------------
  16                Yes                 No                                   16
  17                Yes                 No                                   17
  18                Yes                 No                                   18
  19                Yes                 No                                   19
  20                Yes                 No                                   20
-----------------------------------------------------------------------------------
  21                                    No                                   21
 21.01              Yes                 No                                  21.01
 21.02              Yes                 No                                  21.02
 21.03              Yes                 No                                  21.03
 21.04              Yes                 No                                  21.04
  22                Yes                 No                                   22
  23                Yes                 No                                   23
  24                Yes                 No                                   24
  25                Yes                 No                                   25
-----------------------------------------------------------------------------------
  26                Yes                 No                                   26
  27                Yes                 No                                   27
  28                Yes                 No                                   28
  29                Yes                 No                                   29
  30                Yes                 No                                   30
-----------------------------------------------------------------------------------
  31                Yes                 No                                   31
  32                Yes                 No                                   32
  33                Yes                 No                                   33
  34                Yes                 No                                   34
  35                Yes                 No                                   35
-----------------------------------------------------------------------------------
  36                Yes                 No                                   36
  37                Yes                 No                                   37
  38                Yes                 No                                   38
  39                Yes                 No                                   39
  40                Yes                 No                                   40
-----------------------------------------------------------------------------------
  41                Yes                Yes          3,400,000  113,830.09    41
  42                Yes                 No                                   42
  43                Yes                 No                                   43
  44                Yes                 No                                   44
  45                Yes                 No                                   45
-----------------------------------------------------------------------------------
  46                Yes                 No                                   46
  47                Yes                 No                                   47
  48                Yes                 No                                   48
  49                Yes                 No                                   49
  50                Yes                 No                                   50
-----------------------------------------------------------------------------------
  51                Yes                 No                                   51
  52                Yes                 No                                   52
  53                Yes                 No                                   53
  54                Yes                 No                                   54
  55                Yes                 No                                   55
-----------------------------------------------------------------------------------
  56                Yes                Yes            944,000   96,732.55    56
  57                Yes                 No                                   57
  58                Yes                 No                                   58
  59                Yes                 No                                   59
  60                Yes                 No                                   60
-----------------------------------------------------------------------------------
  61                Yes                 No                                   61
  62                Yes                 No                                   62
  63                Yes                 No                                   63
  64                Yes                 No                                   64
  65                Yes                 No                                   65
-----------------------------------------------------------------------------------
  66                Yes                 No                                   66
  67                Yes                 No                                   67
  68                Yes                 No                                   68
  69                Yes                 No                                   69
  70                Yes                 No                                   70
-----------------------------------------------------------------------------------
  71                Yes                 No                                   71
  72                Yes                 No                                   72
  73                Yes                Yes          2,150,000   61,654.79    73
  74                Yes                 No                                   74
  75                Yes                 No                                   75
-----------------------------------------------------------------------------------
  76                Yes                 No                                   76
  77                Yes                 No                                   77
  78                Yes                 No                                   78
  79                Yes                 No                                   79
  80                Yes                 No                                   80
-----------------------------------------------------------------------------------
  81                Yes                Yes            347,000   64,526.22    81
  82                Yes                 No                                   82
  83                Yes                 No                                   83
  84                Yes                 No                                   84
  85                Yes                 No                                   85
-----------------------------------------------------------------------------------
  86                Yes                 No                                   86
 87-a               Yes                 No                                  87-a
 87-b               Yes                 No                                  87-b
  88                Yes                 No                                   88
  89                Yes                 No                                   89
  90                Yes                 No                                   90
-----------------------------------------------------------------------------------
  91                Yes                 No                                   91
  92                Yes                 No                                   92
  93                Yes                 No                                   93
  94                Yes                 No                                   94
  95                Yes                 No                                   95
-----------------------------------------------------------------------------------
  96                Yes                 No                                   96
  97                Yes                 No                                   97
  98                Yes                 No                                   98
  99                Yes                 No                                   99
  100                                   No                                   100
100.01              Yes                 No                                 100.01
100.02              Yes                 No                                 100.02
-----------------------------------------------------------------------------------
  101               Yes                 No                                   101
  102               Yes                 No                                   102
  103               Yes                 No                                   103
  104               Yes                 No                                   104
  105               Yes                 No                                   105
-----------------------------------------------------------------------------------
  106               Yes                 No                                   106
  107               Yes                 No                                   107
  108               Yes                 No                                   108
  109               Yes                 No                                   109
  110               Yes                 No                                   110
-----------------------------------------------------------------------------------
  111               Yes                 No                                   111
  112               Yes                 No                                   112
  113               Yes                 No                                   113
  114               Yes                 No                                   114
  115               Yes                 No                                   115
-----------------------------------------------------------------------------------
  116               Yes                 No                                   116
  117               Yes                 No                                   117
  118               Yes                 No                                   118
  119               Yes                 No                                   119
  120               Yes                 No                                   120
-----------------------------------------------------------------------------------
  121               Yes                 No                                   121
  122               Yes                 No                                   122
  123               Yes                Yes            715,000   29,880.51    123
  124               Yes                 No                                   124
  125               Yes                 No                                   125
-----------------------------------------------------------------------------------
  126               Yes                 No                                   126
  127               Yes                 No                                   127
  128               Yes                 No                                   128
  129               Yes                 No                                   129
  130               Yes                 No                                   130
-----------------------------------------------------------------------------------
  131               Yes                 No                                   131
  132               Yes                 No                                   132
  133               Yes                 No                                   133
  134               Yes                 No                                   134
  135               Yes                 No                                   135
-----------------------------------------------------------------------------------
  136               Yes                 No                                   136
  137               Yes                 No                                   137
  138               Yes                 No                                   138
  139               Yes                 No                                   139
  140               Yes                 No                                   140
-----------------------------------------------------------------------------------
  141               Yes                 No                                   141
  142               Yes                 No                                   142
  143               Yes                 No                                   143
  144               Yes                 No                                   144
  145               Yes                 No                                   145
-----------------------------------------------------------------------------------
  146               Yes                 No                                   146
  147               Yes                 No                                   147
  148               Yes                 No                                   148
  149               Yes                 No                                   149
  150               Yes                 No                                   150
-----------------------------------------------------------------------------------
  151               Yes                 No                                   151
  152               Yes                 No                                   152
  153               Yes                 No                                   153
  154               Yes                 No                                   154
  155               Yes                 No                                   155
-----------------------------------------------------------------------------------
  156               Yes                 No                                   156
  157               Yes                 No                                   157
  158               Yes                 No                                   158
  159               Yes                 No                                   159
  160               Yes                 No                                   160
-----------------------------------------------------------------------------------
  161               Yes                 No                                   161

1     The Open Period is inclusive of the Maturity Date.

2     Interest rate equals 5.750% through June 5, 2008 and 6.191% thereafter.

3     Without taking reserves and holdbacks into account, the Underwritten DSCR on NCF equals 1.14x. The 222 South Riverside Loan includes a $10,000,000
      DSCR earnout reserve that will not be released until the property exhibits a 1.20x DSCR.

4     Occupancy includes 109,508 sf of office space

5     For the purpose of calculating underwritten debt service coverage ratios, loan-to-value ratios and loan per square foot/unit, the cutoff date principal balance for each mortgage loan in a split loan structure excludes the cut-off date principal balance of any subordinate mortgage loan in that split loan structure.

6     The Scheduled Maturity Date LTV is calculated utilizing the stabilized appraised value.

7     The Cut-Off Date LTV, DSCR and loan per square foot/unit figures for these loans are net of the earnout amount. The Scheduled Maturity Date LTV is calculated utilizing the stabilized appraised value as applicable.

8     For the purpose of calculating underwritten debt service coverage ratios, loan-to-value ratios and loan per square foot/unit, the cutoff date principal balance for each mortgage loan in a split loan structure includes the cut-off date principal balance of the pari passu mortgage loan in the trust plus the cut-off date principal balance of any pari passu mortgage that is not in the trust.

9     Borrowing entity utilizes a tenant-in-common structure.

10    Although presented as single mortgage loan for purposes of this Annex and the prospectus supplement, the Clybourn Galleria Loan is comprised of four cross-collateralized and cross-defaulted mortgage loans that have identical economic terms and collectively are secured by 100% of the fee simple condominium interests in a single property.

11    Borrowing entity is permitted to be converted into a tenant-in-common structure until December 6, 2006.

12    The 11450 Technology Circle loan is evidenced by two separate pari passu notes, each having the economic terms set forth in this Annex.

            CERTAIN CHARACTERISTICS OF THE MULTIFAMILY LOANS

CONTROL        LOAN
 NUMBER       NUMBER             PROPERTY NAME                           STREET ADDRESS               CITY           COUNTY
---------------------------------------------------------------------------------------------------------------------------------

   30      06-0525      Meridian Apartments                  1401 Aschinger Boulevard               Columbus       Franklin
   35      06-0469      Seramont Apartments                  2500 North Highway 121                 Euless         Tarrant
   36      09-0002381   Copper Beech Townhomes - Missouri    3217 Old Highway 63 South              Columbia       Boone
   37      09-0002291   Copper Beech Townhomes - Michigan    10247 48th Avenue                      Allendale      Ottawa
   42      06-0543      Cimarron Apartments                  8301 West Flamingo Road                Las Vegas      Clark
---------------------------------------------------------------------------------------------------------------------------------
   68      06-0761      Glens at Rolling Ridge               3998 Audrey Rae Lane                   Howell         Livingston
   81      09-0002380   Copper Beech Townhomes - Indiana     915 South Basswood Drive               Bloomington    Monroe
   90      06-0814      Broad Street Apartments              5-7, 17-19, and 27 West Broad Street   Richmond       Richmond City
  109      09-0002437   Ventana Palms Apartments             7021 West McDowell Road                Phoenix        Maricopa
  110      09-0002371   Phoenix Apartments                   4004 Meadows Drive                     Indianapolis   Marion
---------------------------------------------------------------------------------------------------------------------------------
  113      06-0756      University Club Apartments           1441 Leah Avenue                       San Marcos     Hays
  131      06-0419      Meadows Student Housing              62 Court Street & 10 Hillside Drive    Geneseo        Livingston
  149      06-0741      Pineridge Apartments                 2790 Pineridge Drive NW                Walker         Kent
  159      06-0739      Limewood Apartments                  572 Limewood Drive                     Battle Creek   Calhoun

                                                                                         INITIAL                        SCHEDULED
CONTROL                             PROPERTY        PROPERTY       INITIAL POOL       POOL BALANCE       CUT-OFF DATE    MATURITY
 NUMBER       STATE     ZIP CODE      TYPE          SUB-TYPE        BALANCE ($)    PER UNIT OR PAD ($)       LTV         DATE LTV
----------------------------------------------------------------------------------------------------------------------------------

   30      Ohio          43212     Multifamily       Garden           33,600,000             70,000.00       80.0%        80.0%
   35      Texas         76039     Multifamily       Garden           26,850,000             75,847.46       79.4%        79.4%
   36      Missouri      65201     Multifamily   Student Housing      24,515,827            114,559.94       77.0%        72.2%
   37      Michigan      49401     Multifamily   Student Housing      23,780,000            115,436.89       76.3%        71.3%
   42      Nevada        89147     Multifamily       Garden           22,000,000             91,666.67       68.8%        68.8%
----------------------------------------------------------------------------------------------------------------------------------
   68      Michigan      48843     Multifamily       Garden           13,500,000             67,164.18       79.4%        74.6%
   81      Indiana       47403     Multifamily   Student Housing      10,860,140            100,556.85       72.3%        70.0%
   90      Virginia      23220     Multifamily      Mid rise           9,200,000             90,196.08       73.0%        68.5%
  109      Arizona       85035     Multifamily       Garden            7,000,000             43,750.00       71.4%        66.9%
  110      Indiana       46205     Multifamily       Garden            6,973,364             21,260.26       56.7%        38.3%
----------------------------------------------------------------------------------------------------------------------------------
  113      Texas         78666     Multifamily   Student Housing       6,600,000             60,000.00       62.3%        58.4%
  131      New York      14454     Multifamily   Student Housing       5,400,000             60,000.00       79.4%        71.6%
  149      Michigan      49534     Multifamily       Garden            3,900,000             26,712.33       72.2%        65.0%
  159      Michigan      49017     Multifamily       Garden            2,000,000             15,151.52       55.2%        49.7%

CONTROL    UNDERWRITTEN        UTILITIES PAID                   STUDIOS AVG.                   1 BEDROOM
 NUMBER        DSCR               BY TENANT         # UNITS   RENT PER MO. ($)   # UNITS    RENT PER MO. ($)    # UNITS
-----------------------------------------------------------------------------------------------------------------------

   30          1.25             Electric/Gas             27                635       226                 785        215
   35          1.25         Electric/Water/Sewer          -                  -       172                 952        150
   36          1.16         Electric/Water/Sewer          -                  -        26                 623         26
   37          1.17         Electric/Water/Sewer          -                  -        26                 625         26
   42          1.18         Electric/Water/Sewer          -                  -       112                 818         80
-----------------------------------------------------------------------------------------------------------------------
   68          1.16             Electric/Gas              -                  -        36                 785        165
   81          1.17         Electric/Water/Sewer          -                  -        20                 702         20
   90          1.15                 None                 18                571        44                 693         39
  109          1.15         Electric/Water/Sewer          -                  -        52                 601        108
  110          1.38               Electric                -                  -       224                 729        104
-----------------------------------------------------------------------------------------------------------------------
  113          1.45               Electric                -                  -         -                   -          -
  131          1.47               Electric                -                  -         -                   -         40
  149          1.48               Electric               14                400       118                 499         14
  159          1.48               Electric               14                385       117                 450          1

CONTROL      2 BEDROOM                     3 BEDROOM                      4 BEDROOM                      5 BEDROOM       NUMBER OF
 NUMBER   RENT PER MO. ($)   # UNITS    RENT PER MO. ($)    # UNITS   RENT PER MO. ($)    # UNITS    RENT PER MO. ($)    ELEVATORS
----------------------------------------------------------------------------------------------------------------------------------

   30                1,016        12               1,380          -                  -          -                   -            4
   35                1,231        32               1,605          -                  -          -                   -            -
   36                  878        72               1,188         90              1,507          -                   -            -
   37                  881        80               1,257         74              1,438          -                   -            -
   42                  948        48               1,085          -                  -          -                   -            -
----------------------------------------------------------------------------------------------------------------------------------
   68                  892         -                   -          -                  -          -                   -            -
   81                  954        34               1,260         34              1,435          -                   -            -
   90                  990         1               1,600          -                  -          -                   -            5
  109                  696         -                   -          -                  -          -                   -            -
  110                  732         -                   -          -                  -          -                   -            -
----------------------------------------------------------------------------------------------------------------------------------
  113                    -         -                   -        110              1,460          -                   -            -
  131                  850        16               1,117         34              1,423          -                   -            -
  149                  655         -                   -          -                  -          -                   -            -
  159                  610         -                   -          -                  -          -                   -            -